  As filed with the U.S. Securities and Exchange Commission on April 27, 2006
                          Registration No. 333-126668
                ----------------------------------------------
                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ------------------
                                    FORM N-6
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       POST EFFECTIVE AMENDMENT NO.1 [X]

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                              AMENDMENT NO. 7 [X]

        John Hancock Life Insurance Company (U.S.A.) SEPARATE ACCOUNT N
                           (Exact Name of Registrant)

                 John Hancock Life Insurance Company (U.S.A.)
                               (Name of Depositor)

                              197 Clarendon Street
                                Boston, MA 02117
         (Complete address of depositor's principal executive offices)

                  Depositor's Telephone Number: 617-572-6000
                              ------------------
                             JAMES C. HOODLET, ESQ.
                 John Hancock Life Insurance Company (U.S.A.)
                              U.S. Protection - LAW
                               JOHN HANCOCK PLACE
                                BOSTON, MA 02117
                (Name and complete address of agent for service)
                              ------------------
                                    Copy to:
                            THOMAS C. LAUERMAN, ESQ.
                                 Jorden Burt LLP
                       1025 Thomas Jefferson Street, N.W.
                                 Suite 400 East
                           Washington, D.C. 20007-5208
                              ------------------
It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485 [ X ] on May 1, 2006 pursuant to paragraph (b) of Rule 485 [ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485 [ ] on (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate check the following box

[ ] this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

                          Prospectus dated May 1, 2006

                                for interests in
                               Separate Account N

                       Interests are made available under

                                  CORPORATE VUL

      a flexible premium variable universal life insurance policy issued by

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                              ("John Hancock USA")

  The policy provides fixed account options with fixed rates of return declared by John Hancock USA
                     and the following investment accounts:

Science & Technology
Pacific Rim
Health Sciences
Emerging Growth
Small Cap Growth
Emerging Small Company
Small Cap
Small Cap Index
Dynamic Growth
Mid Cap Stock
Natural Resources
All Cap Growth
Strategic Opportunities
Financial Services
International Opportunities
International Small Cap
International Equity Index B
Overseas Equity
American International
International Value
International Core
Quantitative Mid Cap
Mid Cap Index
Mid Cap Core
Global
Capital Appreciation
American Growth
U.S. Global Leaders Growth
Quantitative All Cap
All Cap Core
Total Stock Market Index
Blue Chip Growth
U.S. Large Cap
Core Equity
Strategic Value
Large Cap Value
Classic Value
Utilities
Real Estate Securities
Small Cap Opportunities
Small Cap Value
Small Company Value
Special Value
Mid Value
Mid Cap Value
Value
All Cap Value
Growth & Income
500 Index B
Fundamental Value
U.S. Core
Large Cap
Quantitative Value
American Growth-Income
Equity-Income
American Blue Chip Income and Growth
Income & Value
Managed
PIMCO VIT All Asset
Global Allocation
High Yield
U.S. High Yield Bond
Strategic Bond
Strategic Income
Global Bond
Investment Quality Bond
Total Return
American Bond
Real Return Bond
Bond Index B
Core Bond
Active Bond
U.S. Government Securities
Short-Term Bond
Money Market B
Lifestyle Aggressive
Lifestyle Growth
Lifestyle Balanced
Lifestyle Moderate
Lifestyle Conservative

                            * * * * * * * * * * * *

     Please note that the Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

     .    Starting on the next page is a Table of Contents for this prospectus.

     . The section after the Table of Contents is called "Summary of Benefits and Risks". It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.

     . Behind the Summary of Benefits and Risks section is a section called "Fee Tables" that describes the fees and expenses you will pay when buying, owning and surrendering the policy.

     . Behind the Fee Tables section is a section called "Detailed Information". This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.

     . Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the "SAI") and how the SAI, personalized illustrations and other information can be obtained.

Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you will receive the prospectuses for the underlying funds that we make available as investment options under the policies. The funds' prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as "feeder funds", the prospectus for the corresponding "master fund" is also provided. If you need to obtain additional copies of any of these documents, please contact your John Hancock representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.

                                TABLE OF CONTENTS

                                                              Page No.
                                                             ---------
SUMMARY OF BENEFITS AND RISKS .........................          4
The nature of the policy ..............................          4
Summary of policy benefits ............................          4
   Death benefit ......................................          4
   Surrender of the policy ............................          4
   Withdrawals ........................................          4
   Policy loans .......................................          4
   Optional supplementary benefit riders ..............          5
   Investment options .................................          5
Summary of policy risks ...............................          5
   Lapse risk .........................................          5
   Investment risk ....................................          5
   Transfer risk ......................................          5
   Early surrender risk ...............................          5
   Market timing risk .................................          5
   Tax risks ..........................................          6
FEE TABLES ............................................          7
DETAILED INFORMATION ..................................         13
Table of Investment Options and Investment
   Subadvisers ........................................         13
Description of John Hancock USA .......................         22
Description of Separate Account N .....................         22
The fixed account .....................................         23
The death benefit .....................................         23
   Limitations on payment of death benefit ............         23
   Base Face Amount vs. Supplemental Face
      Amount ..........................................         23
   The minimum death benefit ..........................         24
   When the insured person reaches 100 ................         24
   Requesting an increase in coverage .................         24
   Requesting a decrease in coverage ..................         25
   Change of death benefit option .....................         25
   Tax consequences of coverage changes ...............         25
   Your beneficiary ...................................         25
   Ways in which we pay out policy proceeds ...........         25
   Changing a payment option ..........................         25
   Tax impact of payment option chosen ................         26
Premiums ..............................................         26
   Planned premiums ...................................         26
   Minimum initial premium ............................         26
   Maximum premium payments ...........................         26
   Processing premium payments ........................         26
   Ways to pay premiums ...............................         27
Lapse and reinstatement ...............................         27
   Lapse ..............................................         27
   Death during grace period ..........................         27
   Reinstatement ......................................         27
The policy value ......................................         28
   Allocation of future premium payments ..............         28
   Transfers of existing policy value .................         28
Surrender and withdrawals .............................         29
   Surrender ..........................................         29
   Withdrawals ........................................         29
Policy loans ..........................................         30
   Repayment of policy loans ..........................         30
   Effects of policy loans ............................         30
Description of charges at the policy level ............         31
   Deduction from premium payments ....................         31
   Deductions from policy value .......................         31
   Additional information about how certain policy
      charges work ....................................         31
   Sales expenses and related charges .................         31
   Method of deduction ................................         32
   Reduced charges for eligible classes ...............         32
   Other charges we could impose in the future ........         32
Description of charges at the portfolio level .........         32
Other policy benefits, rights and limitations .........         32
   Optional supplementary benefit riders you can
      add .............................................         32
   Variations in policy terms .........................         33
   Procedures for issuance of a policy ................         33
   Commencement of insurance coverage .................         33
   Backdating .........................................         34
   Temporary coverage prior to policy delivery ........         34
   Monthly deduction dates ............................         34
   Changes that we can make as to your policy .........         34
   The owner of the policy ............................         34
   Policy cancellation right ..........................         35
   Reports that you will receive ......................         35
   Assigning your policy ..............................         35
   When we pay policy proceeds ........................         35
   General ............................................         35
   Delay to challenge coverage ........................         35
   Delay for check clearance ..........................         35
   Delay of separate account proceeds .................         35
   Delay of general account surrender proceeds ........         36
   How you communicate with us ........................         36
   General rules ......................................         36
   Telephone, facsimile and internet transactions .....         36
   Distribution of policies ...........................         37
Tax considerations ....................................         38
   General ............................................         38
   Policy death benefit proceeds ......................         38
   Other policy distributions .........................         38
   Policy loans .......................................         39
   Diversification rules and ownership of the
      Account .........................................         39
   7-pay premium limit and modified endowment
      contract status .................................         40
   Corporate and H.R. 10 retirement plans .............         41
   Withholding ........................................         41
   Life insurance purchases by residents of Puerto
      Rico ............................................         41
   Life insurance purchases by non-resident aliens ....         41
Financial statements reference ........................         41
Registration statement filed with the SEC .............         41
Independent registered public accounting firm .........         41

                          SUMMARY OF BENEFITS AND RISKS

The nature of the policy

     The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the investment accounts that you choose. The amount we pay to the policy's beneficiary upon the death of the insured person (we call this the "death benefit") may be similarly affected. That's why the policy is referred to as a "variable" life insurance policy. We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the "Detailed Information" section of this prospectus, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Summary of policy benefits

Death benefit

     When the insured person dies, we will pay the death benefit minus any outstanding loans and accrued interest. There are two ways of calculating the death benefit (Option 1 and Option 2). You choose which one you want in the application. The two death benefit options are:

     . Option 1 - The death benefit will equal the greater of (1) the Total Face Amount, or (2) the minimum death benefit (as described under "The minimum death benefit" provision in the "Detailed Information" section of this prospectus).

     . Option 2 - The death benefit will equal the greater of (1) the Total Face Amount plus the policy value on the date of death, or (2) the minimum death benefit.

Surrender of the policy

     You may surrender the policy in full at any time. If you do, we will pay you the policy value less any outstanding policy debt. This is called your "net cash surrender value". You must return your policy when you request a surrender.

     If you have not taken a loan on your policy, the "policy value" of your policy will, on any given date, be equal to:

     .    the amount you invested,

     . gain or loss of the investment experience of the investment options you've chosen,

     .    minus all charges we deduct, and

     .    minus all withdrawals you have made.

     If you take a loan on your policy, your policy value will be computed somewhat differently. See "Effects of policy loans".

Withdrawals

     After the first policy year, you may make a withdrawal of part of your surrender value. Generally, each withdrawal must be at least $500. We reserve the right to charge a fee of up to the lesser of 2% of the withdrawal amount or $25 for each withdrawal. Your policy value is automatically reduced by the amount of the withdrawal and the fee. We reserve the right to refuse a withdrawal if it would reduce the net cash surrender value or the Total Face Amount below certain minimum amounts.

Policy loans

     You may borrow from your policy at any time by completing the appropriate form. Generally, the minimum amount of each loan is $500. The maximum amount you can borrow is determined by a formula (see the section entitled "Policy loans" for the formula). Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your policy value, and may also result in adverse tax consequences.

Optional supplementary benefit riders

     When you apply for the policy, you can request any of the optional supplementary benefit riders that we make available. Availability of riders varies from state to state. Charges for most riders will be deducted monthly from the policy value.

Investment options

     The policy offers a number of investment options, as listed on the cover of this prospectus. There is an option that provides a fixed rate of return. Such an option is referred to in this prospectus as a "fixed account". The rest of the options have returns that vary depending upon the investment results of underlying portfolios. These options are referred to in this prospectus as "investment accounts". The fixed account and the investment accounts are sometimes collectively referred to in this prospectus as the "accounts". The investment accounts cover a broad spectrum of investment styles and strategies. Although the portfolios of the Series Funds that underlie those investment accounts operate like publicly traded mutual funds, there are important differences between the investment accounts and publicly-traded mutual funds. On the plus side, you can transfer money from one investment account to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying portfolio are automatically reinvested and reflected in the portfolio's value and create no taxable event for you. On the negative side, if and when policy earnings are distributed (generally as a result of a surrender or withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges, in aggregate, are significant and will reduce the performance of your policy.

Summary of policy risks

Lapse risk

     If the net cash surrender value is insufficient to pay the charges when due, your policy can terminate (i.e. "lapse"). This can happen because you haven`t paid enough premiums or because the investment performance of the investment accounts you've chosen has been poor or because of a combination of both factors. You'll be given a "grace period" within which to make additional premium payments to keep the policy in effect. If lapse occurs, you'll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

     Since withdrawals reduce your policy value, withdrawals increase the risk of lapse. Policy loans also increase the risk of lapse.

Investment risk

     As mentioned above, the investment performance of any investment account may be good or bad. Your policy value will rise or fall based on the investment performance of the investment accounts you've chosen. Some investment accounts are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the underlying portfolios.

Transfer risk

     There is a risk that you will not be able to transfer your policy value from one investment account to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account options are more restrictive than those that apply to transfers out of investment accounts.

Early surrender risk

     Depending on the policy value at the time you are considering surrender, there may be little or no surrender value payable to you.

Market timing risk

     Investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by frequent transfer activity since such activity may expose the investment account's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage the portfolio's investments in accordance with the portfolio's investment objectives and policies, both of which may result in dilution with respect to interests held for long-term investment.

     To discourage disruptive frequent trading activity, we impose restrictions on transfers (see "Transfers of existing policy value") and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges (see "How you communicate with us"). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain investment accounts. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

     While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

Tax risks

     In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called "7 pay limit" that limits the amount of premium that can be paid in relation to the policy's death benefit. If the limit is violated, the policy will be treated as a "modified endowment contract", which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the "investor control rules" that determine whether you would be treated as the "owner" of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called "inside build-up" that is a major benefit of life insurance.

     In general, you will be taxed on the amount of distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes.

     There is a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made (unless your policy is a "modified endowment contract"), surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

     Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

                                   FEE TABLES

     This section contains five tables that describe all of the fees and expenses that you will pay when buying and owning the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown in the tables.

     The first table below describes the fees and expenses that you will pay at the time that you pay a premium, withdraw policy value, surrender the policy, lapse the policy or transfer policy value between investment accounts. We reserve the right to increase the premium charge beyond the level indicated on the Transaction Fees table in order to correspond with changes in state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy. Currently, state premium tax levels range from 0% to 3.5%.

-----------------------------------------------------------------------------------------------------------------------------------
                                                       Transaction Fees
-----------------------------------------------------------------------------------------------------------------------------------
              Charge                               When Charge is Deducted                              Amount Deducted
-----------------------------------------------------------------------------------------------------------------------------------
Maximum premium charge                Upon payment of premium                             7% of each premium paid
-----------------------------------------------------------------------------------------------------------------------------------
Maximum withdrawal fee                Upon making a withdrawal                            The lesser of 2% of the withdrawal
                                                                                          amount or $25
-----------------------------------------------------------------------------------------------------------------------------------
Maximum transfer fee                  Upon each transfer into or out of an                $25 (currently $0)/(1)/
                                      investment account beyond an annual limit of
                                      not less than 12
-----------------------------------------------------------------------------------------------------------------------------------

(1) This charge is not currently imposed, but we reserve the right to do so in the policy.

     The next two tables describe the charges and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the portfolio level. Except for the policy loan interest rate, all of the charges shown in the tables are deducted from your policy value. The second table is devoted only to optional supplementary rider benefits.

-----------------------------------------------------------------------------------------------------------------------------------
                                         Periodic Charges Other Than Fund Operating Expenses
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Amount Deducted
                                          When Charge is       --------------------------------------------------------------------
             Charge                          Deducted                   Guaranteed Rate                       Current Rate
-----------------------------------------------------------------------------------------------------------------------------------
Cost of insurance charge:/(1)/      Monthly

 Minimum charge                                                $0.07 per $1,000 of NAR              $0.05 per $1,000 of NAR

 Maximum charge                                                $83.33 per $1,000 of NAR             $83.33 per $1,000 of NAR

 Charge for representative                                     $0.38 per $1,000 of NAR              $0.13 per $1,000 of NAR
 insured person
-----------------------------------------------------------------------------------------------------------------------------------
Face Amount charge:/(2)/            Monthly for 10 policy
                                    years from the Policy
                                    Date

 Minimum charge                                                $0.09 per $1,000 of Base Face        $0.09 per $1,000 of Base Face
                                                               Amount in policy years 1-10          Amount in policy years 1-3
                                                                                                    $0.06 per $1,000 of Base Face
                                                                                                    Amount in policy years 4-6
                                                                                                    $0.03 per $1,000 of Base Face
                                                                                                    Amount in policy years 7-10

 Maximum charge                                                $1.08 per $1,000 of Base Face        $1.08 per $1,000 of Base Face
                                                               Amount in policy years 1-10          Amount in policy years 1-3
                                                                                                    $0.72 per $1,000 of Base Face
                                                                                                    Amount in policy years 4-6
                                                                                                    $0.36 per $1,000 of Base Face
                                                                                                    Amount in policy years 7-10

 Charge for representative                                     $0.28 per $1,000 of Base Face        $0.28 per $1,000 of Base Face
 insured person                                                Amount                               Amount in policy years 1-3
                                                                                                    $0.19 per $1,000 of Base Face
                                                                                                    Amount in policy years 4-6
                                                                                                    $0.09 per $1,000 of Base Face
                                                                                                    Amount in policy years 7-10
-----------------------------------------------------------------------------------------------------------------------------------
Administrative charge               Monthly                    $12                                  $9
-----------------------------------------------------------------------------------------------------------------------------------
Asset-based risk charge/(3)/        Monthly                    0.08% of policy value in policy      0.03% of policy value in policy
                                                               years 1-10                           years 1-10
                                                               0.03% of policy value in policy      0.004% of policy value in policy
                                                               year 11 and thereafter               year 11 and thereafter
-----------------------------------------------------------------------------------------------------------------------------------
Maximum policy loan interest        Accrues daily              3.75%                                    3.75%
rate/(4)/                           Payable annually
-----------------------------------------------------------------------------------------------------------------------------------

(1) The cost of insurance charge is determined by multiplying the amount of insurance for which we are at risk (the net amount at risk or "NAR") by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The "minimum" rate shown in the table is the rate in the first policy year for a policy issued to cover a 15 year old female preferred underwriting risk. The "maximum" rate shown in the table at both guaranteed and current rates is the rate in the first policy year for a policy issued to cover a 90 year old male substandard smoker underwriting risk. This includes the so-called "extra mortality charge". The "representative insured person" referred to in the table is a 45 year old male standard non-smoker underwriting risk with a policy in the first policy year. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your John Hancock USA representative.

(2) This charge is determined by multiplying the Base Face Amount at issue by the applicable rate. The rates vary by the sex, issue age and death benefit option of the insured person. The "minimum" rate shown in the table is for a 15 year old female. The "maximum" rate shown in the table is for a 90 year old male. The "representative insured person" referred to in the table is a 45 year old male.

(3) This charge only applies to that portion of policy value held in the investment accounts. The charge determined does not apply to any fixed account.

(4) 3.75% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 3.0% thereafter (although we reserve the right to increase the rate after the tenth policy year to as much as 3.25%). The amount of any loan is transferred from the accounts to a special loan account which earns interest at an effective annual rate of 3.0%. Therefore, the cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

------------------------------------------------------------------------------------------------------------------------------------
                                                      Rider Charges
------------------------------------------------------------------------------------------------------------------------------------
                                       When Charge is
         Charge                          Deducted                                  Amount Deducted
------------------------------------------------------------------------------------------------------------------------------------
Enhanced Cash Value Rider               Upon payment           0.5% of premium paid in the first 7 policy years, up to the
                                        of premium             Limiting Premium (1) for each policy year stated in the Policy
                                                               Specifications page of the policy.
------------------------------------------------------------------------------------------------------------------------------------
Change of Life Insured Rider            At exercise of         $250
                                        benefit
------------------------------------------------------------------------------------------------------------------------------------

(1) The "Limiting Premium" is an amount determined by multiplying the Base Face Amount at issue by an applicable rate which varies by the sex and issue age of the insured person. The "minimum" rate is for a 15-year old female and is $17.90 per $1000 of Base Face Amount. The "maximum" rate is for a 90-year old male and is $216.26 per $1000 of Base Face Amount. The rate for a "representative insured person" is for a 45 year old male and is $56.49 per $1000 of Base Face Amount. Thus, for the representative 45 year old male with $100,000 of Base Face Amount, the Limiting Premium for the policy year would be $5,649.00.

     The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

-------------------------------------------------------------------------------------------------
            Total Annual Portfolio Operating Expenses                   Minimum        Maximum
-------------------------------------------------------------------------------------------------
Range of expenses, including management fees, distribution and/
or service (12b-1) fees, and other expenses                              0.50%          1.53%

     The next table describes the fees and expenses for each class of shares of each portfolio underlying a variable investment option offered through this prospectus. None of the portfolios charge a sales load or surrender fee.The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan which may use the portfolio as its underlying investment medium. Except for the American International, American Growth, American Growth-Income, American Blue Chip Income and Growth, American Bond and PIMCO VIT All Asset portfolios, all of the portfolios shown in the table are NAV class shares that are not subject to Rule 12b-1 fees. Except as indicated in the footnotes appearing at the end of the table, the expense ratios are based upon the portfolio's actual expenses for the year ended December 31, 2005.

     Portfolio Annual Expenses
(as a percentage of portfolio average net assets, rounded to two decimal places)

                                                   Management        12b-1          Other              Total
Portfolio                                             Fees            Fees        Expenses        Annual Expenses
---------                                         ------------      -------      ----------      ----------------
 Science & Technology ......................        1.05%/A/        N/A          0.07%                 1.12%
 Pacific Rim ...............................        0.80%           N/A          0.24%                 1.04%
 Health Sciences ...........................        1.05%/A/        N/A          0.12%                 1.17%
 Emerging Growth ...........................        0.80%           N/A          0.08%                 0.88%
 Small Cap Growth ..........................        1.07%           N/A          0.06%                 1.13%
 Emerging Small Company ....................        0.97%           N/A          0.07%                 1.04%
 Small Cap/B/ ..............................        0.85%           N/A          0.03%                 0.88%
 Small Cap Index ...........................        0.49%           N/A          0.04%                 0.53%
 Dynamic Growth ............................        0.95%           N/A          0.07%                 1.02%
 Mid Cap Stock .............................        0.84%           N/A          0.08%                 0.92%
 Natural Resources .........................        1.00%           N/A          0.07%                 1.07%
 All Cap Growth ............................        0.85%           N/A          0.06%                 0.91%
 Strategic Opportunities ...................        0.80%           N/A          0.08%                 0.88%
 Financial Services ........................        0.82%/C/        N/A          0.09%                 0.91%
 International Opportunities ...............        0.90%           N/A          0.06%                 0.96%

                                                   Management        12b-1          Other              Total
Portfolio                                             Fees            Fees        Expenses        Annual Expenses
---------                                         ------------      -------      ----------      ----------------
 International Small Cap ...................        0.92%           N/A          0.21%                 1.13%
 International Equity Index B/B/D/I/ .......        0.55%           N/A          0.04%                 0.59%
 Overseas Equity/B/ ........................        1.05%           N/A          0.23%                 1.28%
 American International/E/H/ ...............        0.52%           0.60%        0.08%                 1.20%
 International Value .......................        0.82%/F/        N/A          0.19%                 1.01%
 International Core ........................        0.89%           N/A          0.07%                 0.96%
 Quantitative Mid Cap ......................        0.74%           N/A          0.10%                 0.84%
 Mid Cap Index .............................        0.49%           N/A          0.04%                 0.53%
 Mid Cap Core ..............................        0.87%           N/A          0.08%                 0.95%
 Global ....................................        0.82%/F/        N/A          0.16%                 0.98%
 Capital Appreciation ......................        0.81%           N/A          0.05%                 0.86%
 American Growth/E/ ........................        0.33%           0.60%        0.04%                 0.97%
 U.S. Global Leaders Growth ................        0.70%           N/A          0.06%                 0.76%
 Quantitative All Cap ......................        0.71%           N/A          0.06%                 0.77%
 All Cap Core ..............................        0.80%           N/A          0.07%                 0.87%
 Total Stock Market Index ..................        0.49%           N/A          0.04%                 0.53%
 Blue Chip Growth ..........................        0.81%/A/        N/A          0.07%                 0.88%
 U.S. Large Cap ............................        0.83%           N/A          0.06%                 0.89%
 Core Equity ...............................        0.79%           N/A          0.06%                 0.85%
 Strategic Value ...........................        0.85%           N/A          0.08%                 0.93%
 Large Cap Value ...........................        0.84%           N/A          0.08%                 0.92%
 Classic Value .............................        0.80%           N/A          0.24%                 1.04%
 Utilities .................................        0.85%           N/A          0.19%                 1.04%
 Real Estate Securities ....................        0.70%           N/A          0.06%                 0.76%
 Small Cap Opportunities ...................        0.99%           N/A          0.08%                 1.07%
 Small Cap Value/B/D/ ......................        1.07%           N/A          0.05%                 1.12%
 Small Company Value/D/ ....................        1.03%/A/        N/A          0.05%                 1.08%
 Special Value .............................        1.00%           N/A          0.21%                 1.21%
 Mid Value .................................        0.98%/A/        N/A          0.08%                 1.06%
 Mid Cap Value .............................        0.85%           N/A          0.05%                 0.90%
 Value .....................................        0.74%           N/A          0.06%                 0.80%
 All Cap Value .............................        0.83%           N/A          0.07%                 0.90%
 Growth & Income/B/ ........................        0.68%           N/A          0.08%                 0.76%
 500 Index B/B/D/I/ ........................        0.47%           N/A          0.03%                 0.50%
 Fundamental Value .........................        0.77%/C/        N/A          0.05%                 0.82%
 U.S. Core .................................        0.76%           N/A          0.05%                 0.81%
 Large Cap/B/ ..............................        0.84%           N/A          0.05%                 0.89%
 Quantitative Value ........................        0.70%           N/A          0.06%                 0.76%
 American Growth-Income/E/ .................        0.28%           0.60%        0.05%                 0.93%
 Equity-Income .............................        0.81%/A/        N/A          0.05%                 0.86%
 American Blue Chip Income and Growth/E/ ...        0.44%           0.60%        0.04%                 1.08%
 Income & Value ............................        0.79%           N/A          0.08%                 0.87%
 Managed/B/ ................................        0.69%           N/A          0.06%                 0.75%
 PIMCO VIT All Asset .......................        0.20%           0.25%        1.08%/G/              1.53%
 Global Allocation .........................        0.85%           N/A          0.19%                 1.04%
 High Yield ................................        0.66%           N/A          0.07%                 0.73%
 U.S. High Yield Bond/B/D/ .................        0.74%           N/A          0.21%                 0.95%
 Strategic Bond ............................        0.67%           N/A          0.08%                 0.75%
 Strategic Income ..........................        0.73%           N/A          0.30%                 1.03%

                                                   Management        12b-1          Other              Total
Portfolio                                             Fees            Fees        Expenses        Annual Expenses
---------                                         ------------      -------      ----------      ----------------
 Global Bond ...............................        0.70%           N/A          0.12%                 0.82%
 Investment Quality Bond ...................        0.60%           N/A          0.09%                 0.69%
 Total Return ..............................        0.70%           N/A          0.07%                 0.77%
 American Bond/E/ ..........................        0.43%           0.60%        0.04%                 1.07%
 Real Return Bond ..........................        0.70%           N/A          0.07%                 0.77%
 Bond IndexB/B/D/I/ ........................        0.47%           N/A          0.03%                 0.50%
 Core Bond/B/ ..............................        0.67%           N/A          0.07%                 0.74%
 Active Bond/B/ ............................        0.60%           N/A          0.07%                 0.67%
 U.S. Government Securities ................        0.59%           N/A          0.07%                 0.66%
 Short-Term Bond/B/ ........................        0.59%           N/A          0.09%                 0.68%
 Money Market B/B/D/I/ .....................        0.49%           N/A          0.04%                 0.53%
 Lifestyle Aggressive ......................        0.05%           N/A          0.95%/H/              1.00%
 Lifestyle Growth ..........................        0.05%           N/A          0.89%/H/              0.94%
 Lifestyle Balanced ........................        0.05%           N/A          0.86%/H/              0.91%
 Lifestyle Moderate ........................        0.05%           N/A          0.81%/H/              0.86%
 Lifestyle Conservative ....................        0.05%           N/A          0.78%/H/              0.83%

/A/ The adviser has voluntarily agreed to waive a portion of its advisory fee for the Blue Chip Growth, Equity-Income, Health Sciences, Mid Value, Science & Technology, and Small Company Value portfolios. This waiver is based on the combined average daily net assets of these portfolios and the following funds of John Hancock Funds II: Blue Chip Growth Fund, Equity-Income Fund, Health Sciences Fund, Science & Technology Fund, Small Company Value Fund, Spectrum Income Fund and Real Estate Equity Fund (collectively, the "T. Rowe Portfolios").

The percentage fee reduction is as follows:

Combined Average Daily Net                            Fee Reduction
Assets of the T. Rowe Portfolios         (as a percentage of the Management Fee)
--------------------------------        ----------------------------------------
  First $750 million ................                     0.00%
  Over $750 million .................                      5.0%

Effective November 1, 2006, the percentage reduction will be as follows:

Combined Average Daily Net                           Fee Reduction
Assets of the T. Rowe Portfolios         (as a percentage of the Management Fee)
-------------------------------------   ----------------------------------------
  First $750 million ................                     0.00%
  Next $750 million .................                      5.0%
  Excess over $1.5 billion ..........                      7.5%

This voluntary fee waiver may be terminated at any time by the adviser.

/B/ Commenced operations April 29, 2005.

/C/ For the period prior to October 14, 2005, the adviser voluntarily agreed to reduce its advisory fee for the Financial Services and Fundamental Value portfolios to the amounts shown below as a percentage of average annual net assets.

                                                              Between $50 million        Excess Over
Portfolio                            First $50 million          and $500 million         $500 million
---------                           -------------------      ---------------------      -------------
  Financial Services .........            0.85%                     0.80%                   0.75%
  Fundamental Value ..........            0.85%                     0.80%                   0.75%

Effective October 14, 2005, the advisory fees for the Financial Services and the Fundamental Value portfolios were lowered to the rates for the voluntary advisory fee waiver set forth above and the voluntary advisory fee waiver was eliminated.

If the advisory fee waiver for the period prior to October 14, 2005 were reflected, it is estimated that the management fees for these portfolios would have been as follows:

  Financial Services .........      0.82%
  Fundamental Value ..........      0.77%

/D/ Based on estimates for the current fiscal year.

/E/ Reflects the aggregate annual operating expenses of each portfolio and its corresponding master fund. In the case of the American Blue Chip Income and Growth, American Bond, American Growth, American Growth-Income and American International portfolios, and during the year ended December 31, 2005, Capital Research Management Company (the adviser to the American Blue Chip Income and Growth, American Bond, American Growth, American Growth-Income and American International portfolios) voluntarily reduced investment management fees to rates provided by amended agreement effective April 1, 2004. If such fee waiver had been reflected, the management fee would be 0.40%, 0.39%, 0.30%, 0.25% and 0.47% and Total Annual Expenses would be 1.04%, 1.03%, 0.94%, 0.90% and 1.15%.

/F/ Effective December 9, 2003, due to a decrease in the subadvisory fees for the Global and International Value portfolios, the adviser voluntarily agreed to waive its advisory fees so that the amount retained by the adviser after payment of the subadvisory fees for each such portfolio does not exceed 0.45% of the portfolio's average net assets. For the year ended December 31, 2005, the effective annual advisory fee for the Global Trust and International Value portfolios was 0.77% and 0.78%, respectively. These advisory fee waivers may be rescinded at any time.

/G/ "Other Expenses" for the PIMCO All Asset portfolio reflect an administrative fee of 0.25%, a service fee of 0.20% and expenses of underlying funds in which the PIMCO All Asset portfolio invests ("PIMCO Underlying Funds"). The PIMCO Underlying Funds` expenses (0.63%) are estimated based upon an allocation of the portfolio's assets among the PIMCO Underlying Funds and upon the total annual operating expenses of the Institutional Class shares of these PIMCO Underlying Funds. PIMCO Underlying Fund expenses will vary with changes in the expenses of the PIMCO Underlying Funds, as well as allocation of the portfolio's assets, and may be higher or lower than those shown above. PIMCO has contractually agreed, for the portfolio`s current fiscal year, to waive its advisory fee to the extent that the PIMCO Underlying Funds' expenses attributable to advisory and administrative fees exceed 0.64% of the total assets invested in PIMCO Underlying Funds.

/H/ Each of the Lifestyle Trusts may invest in all the other Trust portfolios except the American Growth, American International, the American Blue Chip Income and Growth, the American Bond, and the American Growth-Income portfolios (the "Underlying Portfolios"). The Total Annual Expenses for the Underlying Portfolios range from 0.50% to 1.53%.

/I/ The adviser for this fund has agreed, pursuant to its agreement with the John Hancock Trust, to waive its management fee (or, if necessary, reimburse expenses of the fund) to the extent necessary to limit the fund`s "Annual Operating Expenses". A fund's "Annual Operating Expenses" includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the fund not incurred in the ordinary course of the fund`s business. Under the agreement, the adviser's obligation will remain in effect until May 1, 2007 and will terminate after that date only if the John Hancock Trust, without the prior written consent of the adviser, sells shares of the fund to (or has shares of the fund held by) any person other than the variable life insurance or variable annuity insurance separate accounts of John Hancock Life Insurance Company (U.S.A.) or any of its affiliates that are specified in the agreement. If this fee waiver had been reflected, the management fee shown for the 500 Index Trust B, Bond Index Trust B, International Equity Index Trust B and Money Market Trust B would be 0.22%, 0.22%, 0.30% and 0.24%, respectively, and the Total Fund Annual Expenses shown would be 0.25%, 0.25%, 0.34% and 0.28%, respectively.

                              DETAILED INFORMATION

     This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.

Table of Investment Options and Investment Subadvisers

     When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the "Trust") (or the PIMCO Variable Insurance Trust (the "PIMCO Trust") with respect to the All Asset portfolio) and hold the shares in a sub-account of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio's average net assets for 2005, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

     The John Hancock Trust and the PIMCO Trust are so-called "series" type mutual funds and each is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust's portfolios. We and our affiliate own JHIMS LLC and indirectly benefit from any investment management fees JHIMS LLC retains. The All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO") and pays investment management fees to PIMCO.

     Each of the American Blue Chip Income and Growth, American Bond, American Growth-Income, American Growth, and American International portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust and are subject to a 0.60% 12b-1 fee. The American Growth, American International, American Growth-Income, American Blue Chip Income and Growth and American Bond portfolios operate as "feeder funds", which means that the portfolio does not buy investment securities directly. Instead, it invests in a "master fund" which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds.

     The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio's assets for the services we or our affiliates provide to that portfolio. In addition, compensation payments of up to 0.45% of assets may be made by a portfolio's investment advisers or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American" portfolios of the Trust for the marketing support services it provides. Any of these compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

     The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investment in the portfolio in the prospectus for that portfolio. You should read the portfolio's prospectus carefully before investing in the corresponding variable investment option.

     The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

     The portfolios available under the policies are as follows:

 Portfolio                            Portfolio Manager
================================     ====================================
 Science & Technology                T. Rowe Price Associates, Inc.
--------------------------------     ------------------------------------
 Pacific Rim                          MFC Global Investment
                                     Management (U.S.A.) Limited
--------------------------------     ------------------------------------
 Health Sciences                     T. Rowe Price Associates, Inc.
--------------------------------     ------------------------------------
 Emerging Growth                      MFC Global Investment
                                     Management (U.S.A.) Limited
--------------------------------     ------------------------------------
 Small Cap Growth                    Wellington Management Company,
                                     LLP
--------------------------------     ------------------------------------
 Emerging Small Company               Franklin Advisers, Inc.
--------------------------------     ------------------------------------
 Small Cap                           Independence Investment LLC
--------------------------------     ------------------------------------
 Small Cap Index                      MFC Global Investment
                                     Management (U.S.A.) Limited
--------------------------------     ------------------------------------
 Dynamic Growth                      Deutsche Asset Management Inc.
--------------------------------     ------------------------------------
 Mid Cap Stock                        Wellington Management Company,
                                     LLP
--------------------------------     ------------------------------------
 Natural Resources                   Wellington Management Company,
                                     LLP
--------------------------------     ------------------------------------

 Portfolio                            Investment Description
================================     ====================================================================
 Science & Technology                Seeks long-term growth of capital by investing, under
                                     normal market conditions, at least 80% of its net assets
                                     (plus any borrowings for investment purposes) in common
                                     stocks of companies expected to benefit from the
                                     development, advancement, and use of science and
                                     technology. Current income is incidental to the portfolio's objective.
--------------------------------     --------------------------------------------------------------------
 Pacific Rim                          Seeks long-term growth of capital by investing in a
                                     diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations
                                     domiciled in countries in the Pacific Rim region.
--------------------------------     --------------------------------------------------------------------
 Health Sciences                     Seeks long-term capital appreciation by investing, under
                                     normal market conditions, at least 80% of its net assets
                                     (plus any borrowings for investment purposes) in common
                                     stocks of companies engaged in the research, development,
                                     production, or distribution of products or services related to health care, medicine, or the life sciences.
--------------------------------     --------------------------------------------------------------------
 Emerging Growth                      Seeks superior long-term rates of return through capital
                                     appreciation by investing, under normal circumstances,
                                     primarily in high quality securities and convertible
                                     instruments of small-cap U.S. companies.
--------------------------------     --------------------------------------------------------------------
 Small Cap Growth                    Seeks long-term capital appreciation by investing, under
                                     normal market conditions, primarily in small-cap
                                     companies that are believed to offer above average potential for growth in revenues and earnings.
--------------------------------     --------------------------------------------------------------------
 Emerging Small Company               Seeks long-term growth of capital by investing, under
                                     normal market conditions, at least 80% of its net assets
                                     (plus any borrowings for investment purposes) in common
                                     stock equity securities of companies with market
                                     capitalizations that approximately match the range of
                                     capitalization of the Russell 2000 Growth Index* at the
                                     time of purchase.
--------------------------------     --------------------------------------------------------------------
 Small Cap                           Seeks maximum capital appreciation consistent with
                                     reasonable risk to principal by investing, under normal
                                     market conditions, at least 80% of its net assets in equity securities of companies whose market capitalization is
                                     under $2 billion.
--------------------------------     --------------------------------------------------------------------
 Small Cap Index                      Seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index by attempting to
                                     track the performance of the Russell 2000 Index.*
--------------------------------     --------------------------------------------------------------------
 Dynamic Growth                      Seeks long-term growth of capital by investing in stocks
                                     and other equity securities of medium-sized U.S. companies with strong growth potential.
--------------------------------     --------------------------------------------------------------------
 Mid Cap Stock                        Seeks long-term growth of capital by investing primarily in equity securities of mid-size companies with significant
                                     capital appreciation potential.
--------------------------------     --------------------------------------------------------------------
 Natural Resources                   Seeks long-term total return by investing, under normal
                                     market conditions, primarily in equity and equity-related
                                     securities of natural resource-related companies worldwide.
--------------------------------     --------------------------------------------------------------------

 Portfolio                            Portfolio Manager
================================     ====================================
 All Cap Growth                      AIM Capital Management, Inc.
--------------------------------     ------------------------------------
 Strategic Opportunities              Fidelity Management & Research
                                     Company
--------------------------------     ------------------------------------
 Financial Services                  Davis Advisors
--------------------------------     ------------------------------------
 International Opportunities          Marisco Capital Management, LLC
--------------------------------     ------------------------------------
 International Small Cap              Templeton Investment Counsel, Inc.
--------------------------------     ------------------------------------
 International Equity Index B         SSgA Funds Management, Inc.
--------------------------------     ------------------------------------
 Overseas Equity                     Capital Guardian Trust Company
--------------------------------     ------------------------------------
 American International               Capital Research Management
                                     Company
--------------------------------     ------------------------------------
 International Value                 Templeton Investment Counsel, Inc.
--------------------------------     ------------------------------------

 Portfolio                            Investment Description
================================     ====================================================================
 All Cap Growth                      Seeks long-term capital appreciation by investing the
                                     portfolio's assets, under normal market conditions,
                                     principally in common stocks of companies that are likely
                                     to benefit from new or innovative products, services or
                                     processes, as well as those that have experienced above
                                     average, long-term growth in earnings and have excellent
                                     prospects for future growth.
--------------------------------     --------------------------------------------------------------------
 Strategic Opportunities              Seeks growth of capital by investing primarily in common
                                     stocks. Investments may include securities of domestic and foreign issuers, and growth or value stocks or a
                                     combination of both.
--------------------------------     --------------------------------------------------------------------
 Financial Services                  Seeks growth of capital by investing primarily in common
                                     stocks of financial companies. During normal market
                                     conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) are invested in
                                     companies that are principally engaged in financial
                                     services. A company is "principally engaged" in financial
                                     services if it owns financial services-related assets
                                     constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.
--------------------------------     --------------------------------------------------------------------
 International Opportunities          Seeks long-term growth of capital by investing, under
                                     normal market conditions, at least 65% of its assets in
                                     common stocks of foreign companies that are selected for
                                     their long-term growth potential. The portfolio may invest in companies of any size throughout the world. The
                                     portfolio normally invests in issuers from at least three
                                     different countries not including the U.S. The portfolio may invest in common stocks of companies operating in
                                     emerging markets.
--------------------------------     --------------------------------------------------------------------
 International Small Cap             Seeks capital appreciation by investing primarily in the
                                     common stock of companies located outside the U.S. which
                                     have total stock market capitalization or annual revenues of
                                     $1.5 billion or less.
--------------------------------     --------------------------------------------------------------------
 International Equity Index B         Seeks to track the performance of broad-based equity
                                     indices of foreign companies in developed and emerging
                                     markets by attempting to track the performance of the
                                     MSCI All Country World ex-US Index*. (Series I shares
                                     are available for sale to contracts purchased prior to May
                                     13, 2002; Series II shares are available for sale to contracts purchased on or after May 13, 2002).
--------------------------------     --------------------------------------------------------------------
 Overseas Equity                     Seeks long-term capital appreciation by investing, under
                                     normal conditions, at least 80% of its assets in equity
                                     securities of a diversified mix of large established and
                                     medium-sized foreign companies located primarily in
                                     developed countries and, to a lesser extent, in emerging
                                     markets.
--------------------------------     --------------------------------------------------------------------
 American International               Invests all of its assets in Class 2 shares of the International
                                     Fund, a series of American Fund Insurance Series. The
                                     International Fund invests primarily in common stocks of
                                     companies located outside the United States.
--------------------------------     --------------------------------------------------------------------
 International Value                 Seeks long-term growth of capital by investing, under
                                     normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging
                                     markets.
--------------------------------     --------------------------------------------------------------------

 Portfolio                            Portfolio Manager
================================     ====================================
 International Core                  Grantham, Mayo, Van Otterloo &
                                     Co. LLC
--------------------------------     ------------------------------------
 Quantitative Mid Cap                 MFC Global Investment
                                     Management (U.S.A.) Limited
--------------------------------     ------------------------------------
 Mid Cap Index                       MFC Global Investment
                                     Management (U.S.A.) Limited
--------------------------------     ------------------------------------
 Mid Cap Core                         AIM Capital Management, Inc.
--------------------------------     ------------------------------------
 Global                              Templeton Global Advisors Limited
--------------------------------     ------------------------------------
 Capital Appreciation                 Jennison Associates LLC
--------------------------------     ------------------------------------
 American Growth                     Capital Research Management
                                     Company
--------------------------------     ------------------------------------
 U.S. Global Leaders Growth           Sustainable Growth Advisers, L.P.
--------------------------------     ------------------------------------
 Quantitative All Cap                MFC Global Investment
                                     Management (U.S.A.) Limited
--------------------------------     ------------------------------------
 All Cap Core                         Deutsche Asset Management Inc.
--------------------------------     ------------------------------------
 Total Stock Market Index            MFC Global Investment
                                     Management (U.S.A.) Limited
--------------------------------     ------------------------------------
 Blue Chip Growth                     T. Rowe Price Associates, Inc.
--------------------------------     ------------------------------------

 Portfolio                            Investment Description
================================     ====================================================================
 International Core                  Seeks to outperform the MSCI EAFA Index* by investing
                                     typically in a diversified portfolio of equity investments from developed markets other than the U.S.
--------------------------------     --------------------------------------------------------------------
 Quantitative Mid Cap                 Seeks long-term growth of capital by investing, under
                                     normal market conditions, at least 80% of its total assets
                                     (plus any borrowings for investment purposes) in U.S. mid-
                                     cap stocks, convertible preferred stocks, convertible bonds and warrants.
--------------------------------     --------------------------------------------------------------------
 Mid Cap Index                       Seeks to approximate the aggregate total return of a mid-
                                     cap U.S. domestic equity market index by attempting to
                                     track the performance of the S&P Mid Cap 400 Index*.
--------------------------------     --------------------------------------------------------------------
 Mid Cap Core                         Seeks long-term growth of capital by investing, under
                                     normal market conditions, at least 80% of its assets in
                                     equity securities, including convertible securities, of mid-
                                     capitalization companies.
--------------------------------     --------------------------------------------------------------------
 Global                              Seeks long-term capital appreciation by investing, under
                                     normal market conditions, at least 80% of its net assets
                                     (plus any borrowings for investment purposes) in equity
                                     securities of companies located anywhere in the world,
                                     including emerging markets.
--------------------------------     --------------------------------------------------------------------
 Capital Appreciation                 Seeks long-term capital growth by investing at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the
                                     subadviser believes have above-average growth prospects.
                                     These companies are generally medium-to-large
                                     capitalization companies.
--------------------------------     --------------------------------------------------------------------
 American Growth                     Invests all of its assets in Class 2 shares of the Growth
                                     Fund, a series of American Fund Insurance Series. The
                                     Growth Fund invests primarily in common stocks of
                                     companies that appear to offer superior opportunities for
                                     growth of capital.
--------------------------------     --------------------------------------------------------------------
 U.S. Global Leaders Growth           Seeks long-term growth of capital by investing, under
                                     normal market conditions, primarily in common stocks of
                                     "U.S. Global Leaders."
--------------------------------     --------------------------------------------------------------------
 Quantitative All Cap                Seeks long-term growth of capital by investing, under
                                     normal circumstances, primarily in equity securities of U.S.
                                     companies. The portfolio will generally focus on equity
                                     securities of U.S. companies across the three market
                                     capitalization ranges of large, mid and small.
--------------------------------     --------------------------------------------------------------------
 All Cap Core                         Seeks long-term growth of capital by investing primarily in common stocks and other equity securities within all asset classes (small, mid and large cap) primarily those within
                                     the Russell 3000 Index*.
--------------------------------     --------------------------------------------------------------------
 Total Stock Market Index            Seeks to approximate the aggregate total return of a broad
                                     U.S. domestic equity market index by attempting to track
                                     the performance of the Wilshire 5000 Equity Index*.
--------------------------------     --------------------------------------------------------------------
 Blue Chip Growth                     Seeks to achieve long-term growth of capital (current
                                     income is a secondary objective) by investing, under
                                     normal market conditions, at least 80% of the portfolio's
                                     total assets in the common stocks of large and medium-
                                     sized blue chip growth companies. Many of the stocks in
                                     the portfolio are expected to pay dividends.
--------------------------------     --------------------------------------------------------------------

 Portfolio                            Portfolio Manager
================================     ====================================
 U.S. Large Cap                      Capital Guardian Trust Company
--------------------------------     ------------------------------------
 Core Equity                          Legg Mason Funds Management,
                                     Inc.
--------------------------------     ------------------------------------
 Strategic Value                     Massachusetts Financial Services
                                     Company
--------------------------------     ------------------------------------
 Large Cap Value                      Mercury Advisors
--------------------------------     ------------------------------------
 Classic Value                       Pzena Investment Management,
                                     LLC
--------------------------------     ------------------------------------
 Utilities                            Massachusetts Financial Services
                                     Company
--------------------------------     ------------------------------------
 Real Estate Securities              Deutsche Asset Management Inc.
--------------------------------     ------------------------------------
 Small Cap Opportunities              Munder Capital Management
--------------------------------     ------------------------------------
 Small Cap Value                     Wellington Management Company,
                                     LLP
--------------------------------     ------------------------------------
 Small Company Value                  T. Rowe Price Associates, Inc.
--------------------------------     ------------------------------------

 Portfolio                            Investment Description
================================     ====================================================================
 U.S. Large Cap                      Seeks long-term growth of capital and income by investing
                                     the portfolio's assets, under normal market conditions,
                                     primarily in equity and equity-related securities of
                                     companies with market capitalization greater than $500
                                     million.
--------------------------------     --------------------------------------------------------------------
 Core Equity                          Seeks long-term capital growth by investing, under normal
                                     market conditions, primarily in equity securities that, in the subadviser's opinion, offer the potential for capital growth.
                                     The subadviser seeks to purchase securities at large
                                     discounts to the subadviser's assessment of their intrinsic value.
--------------------------------     --------------------------------------------------------------------
 Strategic Value                     Seeks capital appreciation by investing, under normal
                                     market conditions, at least 65% of its net assets in common stocks and related securities of companies which the
                                     subadviser believes are undervalued in the market relative to their long term potential.
--------------------------------     --------------------------------------------------------------------
 Large Cap Value                      Seeks long-term growth of capital by investing, under
                                     normal market conditions, primarily in a diversified
                                     portfolio of equity securities of large cap companies located in the U.S.
--------------------------------     --------------------------------------------------------------------
 Classic Value                       Seeks long-term growth of capital by investing, under
                                     normal market conditions, at least 80% of its net assets in domestic equity securities.
--------------------------------     --------------------------------------------------------------------
 Utilities                            Seeks capital growth and current income (income above
                                     that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity and debt securities of
                                     domestic and foreign companies in the utilities industry.
--------------------------------     --------------------------------------------------------------------
 Real Estate Securities              Seeks to achieve a combination of long-term capital
                                     appreciation and current income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts ("REITS") and real estate
                                     companies.
--------------------------------     --------------------------------------------------------------------
 Small Cap Opportunities              Seeks long-term capital appreciation by investing, under
                                     normal circumstances, at least 80% of its assets in equity securities of companies with market capitalizations within the range of the companies in the Russell 2000 Index*.
--------------------------------     --------------------------------------------------------------------
 Small Cap Value                     Seeks long-term capital appreciation by investing, under
                                     normal market conditions, at least 80% of its assets in
                                     small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital
                                     appreciation.
--------------------------------     --------------------------------------------------------------------
 Small Company Value                  Seeks long-term growth of capital by investing, under
                                     normal market conditions, primarily in small companies
                                     whose common stocks are believed to be undervalued.
                                     Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for
                                     investment purposes) in companies with a market
                                     capitalization that do not exceed the maximum market
                                     capitalization of any security in the Russell 2000 Index* at the time of purchase.
--------------------------------     --------------------------------------------------------------------

 Portfolio                            Portfolio Manager
================================     ====================================
 Special Value                       Salomon Brothers Asset
 (only Series II available)          Management Inc.
--------------------------------     ------------------------------------
 Mid Value                            T. Rowe Price Associates, Inc.
--------------------------------     ------------------------------------
 Mid Cap Value                       Lord, Abbett & Co
--------------------------------     ------------------------------------
 Value                                Van Kampen
--------------------------------     ------------------------------------
 All Cap Value                       Lord, Abbett & Co
--------------------------------     ------------------------------------
 Growth & Income                      Independence Investment LLC
--------------------------------     ------------------------------------
 500 Index B                         MFC Global Investment
                                     Management (U.S.A.) Limited
--------------------------------     ------------------------------------
 Fundamental Value                    Davis Advisors
--------------------------------     ------------------------------------
 U.S. Core                           Grantham, Mayo, Van Otterloo &
                                     Co. LLC
--------------------------------     ------------------------------------
 Large Cap                            UBS Global Asset Management
--------------------------------     ------------------------------------
 Quantitative Value                  MFC Global Investment
                                     Management (U.S.A.) Limited
--------------------------------     ------------------------------------

 Portfolio                            Investment Description
================================     ====================================================================
 Special Value                       Seeks long-term capital growth by investing, under normal
 (only Series II available)          circumstances, at least 80% of its net assets in common
                                     stocks and other equity securities of companies whose
                                     market capitalization at the time of investment is no greater than the market capitalization of companies in the Russell
                                     2000 Value Index*.
--------------------------------     --------------------------------------------------------------------
 Mid Value                            Seeks long-term capital appreciation by investing, under
                                     normal market conditions, primarily in a diversified mix of common stocks of mid size U.S. companies that are
                                     believed to be undervalued by various measures and offer
                                     good prospects for capital appreciation.
--------------------------------     --------------------------------------------------------------------
 Mid Cap Value                       Seeks capital appreciation by investing, under normal
                                     market conditions, at least 80% of the portfolio's net assets
                                     (plus any borrowings for investment purposes) in mid-sized companies, with market capitalization of roughly $500
                                     million to $10 billion.
--------------------------------     --------------------------------------------------------------------
 Value                                Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in equity securities of companies
                                     with capitalizations similar to the market capitalization of companies in the Russell Midcap Value Index*.
--------------------------------     --------------------------------------------------------------------
 All Cap Value                       Seeks capital appreciation by investing in equity securities of U.S. and multinational companies in all capitalization
                                     ranges that the subadviser believes are undervalued.
--------------------------------     --------------------------------------------------------------------
 Growth & Income                      Seeks income and long-term capital appreciation by
                                     investing, under normal market conditions, primarily in a
                                     diversified mix of common stocks of large U.S. companies.
--------------------------------     --------------------------------------------------------------------
 500 Index B                         Seeks to approximate the aggregate total return of a broad
                                     U.S. domestic equity market index investing, under normal
                                     market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common
                                     stocks that are included in the S&P 500 Index* and (b)
                                     securities (which may or may not be included in the S&P
                                     500 Index) that MFC Global (U.S.A.) believes as a group
                                     will behave in a manner similar to the index.
--------------------------------     --------------------------------------------------------------------
 Fundamental Value                    Seeks growth of capital by investing, under normal market
                                     conditions, primarily in common stocks of U.S. companies
                                     with market capitalizations of at least $5 billion that the subadviser believes are undervalued. The portfolio may also invest in U.S. companies with smaller capitalizations.
--------------------------------     --------------------------------------------------------------------
 U.S. Core                           Seeks long-term growth of capital and income, consistent
                                     with prudent investment risk, by investing primarily in a
                                     diversified portfolio of common stocks of U.S. issuers
                                     which the subadviser believes are of high quality.
--------------------------------     --------------------------------------------------------------------
 Large Cap                            Seeks to maximize total return, consisting of capital
                                     appreciation and current income by investing, under normal circumstances, at least 80% of its net assets (plus
                                     borrowings for investment purposes, if any) in equity
                                     securities of U.S. large capitalization companies.
--------------------------------     --------------------------------------------------------------------
 Quantitative Value                  Seeks long-term capital appreciation by investing primarily in large-cap U.S. securities with the potential for long-term growth of capital.
--------------------------------     --------------------------------------------------------------------

 Portfolio                            Portfolio Manager
================================     ====================================
 American Growth-Income              Capital Research Management
                                     Company
--------------------------------     ------------------------------------
 Equity-Income                        T. Rowe Price Associates, Inc.
--------------------------------     ------------------------------------
 American Blue Chip Income           Capital Research Management
 and Growth                          Company
--------------------------------     ------------------------------------
 Income & Value                       Capital Guardian Trust Company
--------------------------------     ------------------------------------
 Managed                             Independence Investment LLC
                                     Capital Guardian Trust Company
                                     Declaration Management &
                                     Research LLC
--------------------------------     ------------------------------------
 PIMCO VIT All Asset Portfolio        Pacific Investment Management
 (a series of the PIMCO Variable     Company
 Insurance Trust) (only Class M
 is available for sale)
--------------------------------     ------------------------------------
 Global Allocation                   UBS Global Asset Management
--------------------------------     ------------------------------------
 High Yield                           Salomon Brothers Asset
                                     Management Inc.
--------------------------------     ------------------------------------
 U.S. High Yield Bond                Wells Fargo Fund Management,
                                     LLC
--------------------------------     ------------------------------------
 Strategic Bond                       Salomon Brothers Asset
                                     Management Inc.

 Portfolio                            Investment Description
================================     ====================================================================
 American Growth-Income              Invests all of its assets in Class 2 shares of the Growth-
                                     Income Fund, a series of American Fund Insurance Series.
                                     The Growth-Income Fund invests primarily in common
                                     stocks or other securities which demonstrate the potential for appreciation and/or dividends.
--------------------------------     --------------------------------------------------------------------
 Equity-Income                        Seeks to provide substantial dividend income and also long-
                                     term capital appreciation by investing primarily in
                                     dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing
                                     dividends and capital appreciation.
--------------------------------     --------------------------------------------------------------------
 American Blue Chip Income           Invests all of its assets in Class 2 shares of the Blue Chip
 and Growth                          Income and Growth Fund, a series of American Fund
                                     Insurance Series. The Blue Chip Income and Growth Fund
                                     invests primarily in common stocks of larger, more
                                     established companies based in the U.S. with market
                                     capitalizations of $4 billion and above.
--------------------------------     --------------------------------------------------------------------
 Income & Value                       Seeks the balanced accomplishment of (a) conservation of
                                     principal and (b) long-term growth of capital and income
                                     by investing the portfolio's assets in both equity and fixed-
                                     income securities. The subadviser has full discretion to
                                     determine the allocation between equity and fixed income
                                     securities.
--------------------------------     --------------------------------------------------------------------
 Managed                             Seeks the balanced accomplishment of (a) conservation of
                                     principal and (b) long-term growth of capital and income
                                     by investing the portfolio's assets in both equity and fixed-
                                     income securities. The subadviser has full discretion to
                                     determine the allocation between equity and fixed income
                                     securities.
--------------------------------     --------------------------------------------------------------------
 PIMCO VIT All Asset Portfolio        The portfolio invests primarily in a diversified mix of: (a)
 (a series of the PIMCO Variable     common stocks of large and mid sized U.S. companies, and
 Insurance Trust) (only Class M      (b) bonds with an overall intermediate term average
 is available for sale)              maturity.
--------------------------------     --------------------------------------------------------------------
 Global Allocation                   Seeks total return, consisting of long-term capital
                                     appreciation and current income, by investing in equity and fixed income securities of issuers located within and
                                     outside the U.S.
--------------------------------     --------------------------------------------------------------------
 High Yield                           Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities,
                                     including corporate bonds and other fixed-income
                                     securities.
--------------------------------     --------------------------------------------------------------------
 U.S. High Yield Bond                Seeks total return with a high level of current income by
                                     investing, under normal market conditions, primarily in
                                     below investment-grade debt securities (sometimes referred to as "junk bonds" or high yield securities). The portfolio also invests in corporate debt securities and may buy
                                     preferred and other convertible securities and bank loans.
--------------------------------     --------------------------------------------------------------------
 Strategic Bond                       Seeks a high level of total return consistent with
                                     preservation of capital by giving its subadviser broad
                                     discretion to deploy the portfolio's assets among certain
                                     segments of the fixed income market as the subadviser
                                     believes will best contribute to achievement of the
                                     portfolio's investment objective.
--------------------------------     --------------------------------------------------------------------

 Portfolio                            Portfolio Manager
================================     ====================================
 Strategic Income                    Sovereign Asset Management, LLC,
                                     LLC
--------------------------------     ------------------------------------
 Global Bond                          Pacific Investment Management
                                     Company
--------------------------------     ------------------------------------
 Investment Quality Bond             Wellington Management Company,
                                     LLP
--------------------------------     ------------------------------------
 Total Return                         Pacific Investment Management
                                     Company
--------------------------------     ------------------------------------
 American Bond                       Capital Research Management Co
                                     LLC
--------------------------------     ------------------------------------
 Real Return Bond                     Pacific Investment Management
                                     Company
--------------------------------     ------------------------------------
 Bond Index B                        Declaration Management &
                                     Research LLC
--------------------------------     ------------------------------------
 Core Bond                            Wells Fargo Fund Management,
                                     LLC
--------------------------------     ------------------------------------
 Active Bond                         Declaration Management &
                                     Research LLC
                                     Sovereign Asset Management, LLC
--------------------------------     ------------------------------------

 Portfolio                            Investment Description
================================     ====================================================================
 Strategic Income                    Seeks a high level of current income by investing, under
                                     normal market conditions, primarily in foreign government
                                     and corporate debt securities from developed and emerging
                                     markets; U.S. Government and agency securities; and U.S.
                                     high yield bonds.
--------------------------------     --------------------------------------------------------------------
 Global Bond                          Seeks to realize maximum total return, consistent with
                                     preservation of capital and prudent investment
                                     management, by investing the portfolio's assets primarily in fixed income securities denominated in major foreign
                                     currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar.
--------------------------------     --------------------------------------------------------------------
 Investment Quality Bond             Seeks a high level of current income consistent with the
                                     maintenance of principal and liquidity, by investing in a
                                     diversified portfolio of investment grade bonds.
                                     Investments will tend to focus on corporate bonds and U.S.
                                     Government bonds with intermediate to longer term
                                     maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.
--------------------------------     --------------------------------------------------------------------
 Total Return                         Seeks to realize maximum total return, consistent with
                                     preservation of capital and prudent investment
                                     management, by investing, under normal market
                                     conditions, at least 65% of the portfolio's assets in a
                                     diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally
                                     vary within a three-to six-year time frame based on the
                                     subadviser's forecast for interest rates.
--------------------------------     --------------------------------------------------------------------
 American Bond                       Seeks to maximize current income and preserve capital.
--------------------------------     --------------------------------------------------------------------
 Real Return Bond                     Seeks maximum return, consistent with preservation of
                                     capital and prudent investment management, by investing,
                                     under normal market conditions, at least 80% of its net
                                     assets in inflation-indexed bonds of varying maturities
                                     issued by the U.S. and non-U.S. governments and by
                                     corporations.
--------------------------------     --------------------------------------------------------------------
 Bond Index B                        Seeks to track the performance of the Lehman Brothers
                                     Aggregate Index** (which represents the U.S. investment
                                     grade bond market) by investing at least 80% of its assets in securities listed in the Lehman Index.
--------------------------------     --------------------------------------------------------------------
 Core Bond                            Seeks total return consisting of income and capital
                                     appreciation by investing, under normal market conditions, in a broad range of investment-grade debt securities. The
                                     subadviser invests in debt securities that the subadviser
                                     believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate
                                     sensitivity. From time to time, the portfolio may also invest in unrated bonds that the subadviser believes are
                                     comparable to investment-grade debt securities. Under
                                     normal circumstances, the subadviser expects to maintain
                                     an overall effective duration range between 4 and 5 1/2
                                     years.
--------------------------------     --------------------------------------------------------------------
 Active Bond                         Seeks income and capital appreciation by investing at least
                                     80% of its assets in a diversified mix of debt securities and instruments.
--------------------------------     --------------------------------------------------------------------

 Portfolio                            Portfolio Manager
================================     ====================================
 U.S. Government Securities          Salomon Brothers Asset
                                     Management Inc.
--------------------------------     ------------------------------------
 Short Term Bond                      Declaration Management &
                                     Research LLC
--------------------------------     ------------------------------------
 Money Market B                      MFC Global Investment
                                     Management (U.S.A.) Limited
--------------------------------     ------------------------------------
 Lifestyle Aggressive                 MFC Global Investment
                                     Management (U.S.A.) Limited
                                     Deutsche Asset Management Inc.
--------------------------------     ------------------------------------
 Lifestyle Growth                    MFC Global Investment
                                     Management (U.S.A.) Limited
                                     Deutsche Asset Management Inc.
--------------------------------     ------------------------------------
 Lifestyle Balanced                   MFC Global Investment
                                     Management (U.S.A.) Limited
                                     Deutsche Asset Management Inc.
--------------------------------     ------------------------------------
 Lifestyle Moderate                  MFC Global Investment
                                     Management (U.S.A.) Limited
                                     Deutsche Asset Management Inc.
--------------------------------     ------------------------------------
 Lifestyle Conservative               MFC Global Investment
                                     Management (U.S.A.) Limited
                                     Deutsche Asset Management Inc.
--------------------------------     ------------------------------------

 Portfolio                            Investment Description
================================     ====================================================================
 U.S. Government Securities          Seeks a high level of current income consistent with
                                     preservation of capital and maintenance of liquidity, by
                                     investing in debt obligations and mortgage-backed
                                     securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such
                                     securities.
--------------------------------     --------------------------------------------------------------------
 Short Term Bond                      Seeks income and capital appreciation by investing at least
                                     80% of its assets in a diversified mix of debt securities and instruments.
--------------------------------     --------------------------------------------------------------------
 Money Market B                      Seeks maximum current income consistent with
                                     preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397
                                     days or less issued primarily by U. S. entities.
--------------------------------     --------------------------------------------------------------------
 Lifestyle Aggressive                 Seeks to provide long-term growth of capital (current
                                     income is not a consideration) by investing 100% of the
                                     Lifestyle Trust's assets in other portfolios of the Trust
                                     which invest primarily in equity securities.
--------------------------------     --------------------------------------------------------------------
 Lifestyle Growth                    Seeks to provide long-term growth of capital with
                                     consideration also given to current income by investing
                                     approximately 20% of the Lifestyle Trust's assets in other portfolios of the Trust which invest primarily in fixed
                                     income securities and approximately 80% of its assets in
                                     other portfolios of the Trust which invest primarily in
                                     equity securities.
--------------------------------     --------------------------------------------------------------------
 Lifestyle Balanced                   Seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the
                                     Lifestyle Trust's assets in other portfolios of the Trust
                                     which invest primarily in fixed income securities and
                                     approximately 60% of its assets in other portfolios of the
                                     Trust which invest primarily in equity securities.
--------------------------------     --------------------------------------------------------------------
 Lifestyle Moderate                  Seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the
                                     Lifestyle Trust's assets in other portfolios of the Trust
                                     which invest primarily in fixed income securities and
                                     approximately 40% of its assets in other portfolios of the
                                     Trust which invest primarily in equity securities.
--------------------------------     --------------------------------------------------------------------
 Lifestyle Conservative               Seeks to provide a high level of current income with some
                                     consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in other portfolios of the Trust which invest primarily in fixed
                                     income securities and approximately 20% of its assets in
                                     other portfolios of the Trust which invest primarily in
                                     equity securities.
--------------------------------     --------------------------------------------------------------------

* "Standard & Poor's (R)," "S&P 500 (R)," "Standard and Poor's 500 (R)" and "S&P Mid Cap 400 (R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000
(R)," "Russell 2000 (R) Growth" and "Russell 3000 (R)" are trademarks of Frank Russell Company. "Wilshire 5000 (R)" is a trademark of Wilshire Associates. "MSCI All Country World ex US Index" and "EAFE (R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

** The Lehman Brothers Aggregate Index is a Bond Index. A Bond Index relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

     The indexes referred to in the portfolio descriptions track companies having the ranges of market capitalization, as of December 31, 2005, set out below:

     Russell 2000 Growth Index -- $26 million to $4.4 billion
     Russell 2000 Index -- $105 million to $4.4 billion
     Russell 2500 Index -- $26 million to $11.2 billion
     Russell 3000 Index -- $26 million to $370 billion
     Russell 2000 Value Index -- $41 million to $3.5 billion
     Russell Midcap Value Index -- $582 million to $18.2 billion
     Wilshire 5000 Equity Index -- $1 million to $370 billion
     MSCI All Country World ex US Index -- $419 million to $219.5 billion MSCI EAFA Index -- $419 million to $219.5 billion
     S&P Mid Cap 400 Index -- $423 million to $14.6 billion
     S&P 500 Composite Stock Price Index -- $768 million to $370 billion

Description of John Hancock USA

     We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Account.

     We have received the following ratings from independent rating agencies:

     A++ A.M. Best
     Superior companies have a very strong ability to meet their obligations; 1st category of 16

     AA+ Fitch Ratings
     Very strong capacity to meet policyholder and contract obligations; 2nd category of 24

     AA+ Standard & Poor's
     Very strong financial security characteristics; 2nd category of 21

     Aa2 Moody's
     Excellent in financial strength; 3rd category of 21

     These ratings, which are current as of the date of this prospectus and are subject to change, are assigned as a measure of our ability to honor any guarantees provided by the policy and any applicable optional riders, but do not specifically relate to our products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account N

     The investment accounts shown on page 1 are in fact subaccounts of Separate Account N (the "Account"), a separate account established under Pennsylvania law and operated by us under Michigan law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Account or of us.

     The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can't be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Account. Income, gains and losses credited to, or charged against, the Account reflect the Account's own investment experience and not the investment experience of the John Hancock USA's other assets.

     New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

The fixed account

     Our obligations under any fixed account are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the policy value allocated to any fixed account will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer only one fixed account - the standard fixed account. The effective annual rate we declare for the fixed account will never be less than 3%. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so.

     Because of exemptive and exclusionary provisions, interests in our fixed account have not been and will not be registered under the Securities Act of 1933 ("1933 Act") and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed account. Disclosure regarding fixed accounts may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

The death benefit

     In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "Total Face Amount". Total Face Amount is composed of the Base Face Amount and any Supplemental Face Amount you elect. The amount of Supplemental Face Amount you can have generally cannot exceed 900% of the Base Face Amount. There are a number of factors you should consider in determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount. These factors are discussed under "Base Face Amount vs. Supplemental Face Amount" below.

     When the insured person dies, we will pay the death benefit minus any outstanding loans, accrued interest and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are:

     . Option 1 - The death benefit will equal the greater of (1) the Total Face Amount, or (2) the minimum death benefit (as described below).

     . Option 2 - The death benefit will equal the greater of (1) the Total Face Amount plus the policy value on the date of death, or (2) the minimum death benefit.

     For the same premium payments, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.

Limitations on payment of death benefit

     If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

Base Face Amount vs. Supplemental Face Amount

     As noted above, you should consider a number of factors in determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount.

     For the same amount of premiums paid, the amount of the Face Amount charge deducted from policy value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Supplemental Face Amount, rather than as Base Face Amount. On the other hand, the amount of any Supplemental Face Amount included in the calculation of the death benefit at and after the policy anniversary nearest the insured person's 100th birthday will be limited to the lesser of the current Supplemental Face Amount or the policy value.

     If your priority is to reduce your Face Amount charges, you may wish to maximize the proportion of the Supplemental Face Amount. However, if your priority is to maximize the death benefit when the insured person reaches age 100, then you may wish to maximize the proportion of the Base Face Amount.

The minimum death benefit

     In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to policy value. There are two tests that can be applied under Federal tax law - the "guideline premium test" and the "cash value accumulation test". When you elect the death benefit option, you must also elect which test you wish to have applied. Once elected, the test cannot be changed without our approval. Under the guideline premium test, we compute the minimum death benefit each business day by multiplying the policy value and any enhanced cash value, if applicable, on that date by the death benefit factor applicable on that date. In this case, the factors are derived by applying the guideline premium test. Factors for some ages are shown in the table below:

Attained Age                   Applicable Factor
------------------------      ------------------
  40 and under .........             250%
  45 ...................             215%
  50 ...................             185%
  55 ...................             150%
  60 ...................             130%
  65 ...................             120%
  70 ...................             115%
  75 ...................             105%
  90 ...................             105%
  95 and above .........             100%

A table showing the factor for each age will appear in the policy.

     Under the cash value accumulation test, we compute the minimum death benefit each business day by multiplying the policy value (and any benefit under the Enhanced Cash Value Rider) on that date by the death benefit factor applicable on that date. In this case, the factors are derived by applying the cash value accumulation test. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

     As noted above, you have to elect which test will be applied when you elect the death benefit option. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax considerations"). The guideline premium test may be preferable if you want the policy value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

     To the extent that the calculation of the minimum death benefit under the selected life insurance qualification test causes the death benefit to exceed our limits, we reserve the right to return premiums or distribute a portion of the policy value so that the resulting amount of insurance is maintained within our limits. Alternatively, if we should decide to accept the additional amount of insurance, we may require additional evidence of insurability.

When the insured person reaches 100

     At and after the policy anniversary nearest the insured person's 100th birthday, the following will occur:

     . Any Supplemental Face Amount will be limited (see "Base Face Amount vs. Supplemental Face Amount").

     .    We will stop deducting any monthly deductions.

     .    We will stop accepting any premium payments.

Requesting an increase in coverage

     After the first policy year, we may approve an unscheduled increase in the Supplemental Face Amount at any time, subject to the maximum limit stated in the policy. Generally, each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. An approved increase will take effect on the policy anniversary on or next following the date we approve the request.

Requesting a decrease in coverage

     After the first policy year, we may approve a reduction in the Base Face Amount or the Supplemental Face Amount, but only if:

     .    the remaining Total Face Amount will be at least $100,000,

     .    the remaining Base Face Amount will be at least $50,000, and

     . the remaining Total Face Amount will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

     An approved decrease will take effect on the monthly deduction date on or next following the date we approve the request. We reserve the right to require that the Supplemental Face Amount be fully depleted before the Base Face Amount can be reduced.

Change of death benefit option

     The death benefit option may be changed from Option 2 to Option 1 after the first policy year. We reserve the right to limit a request for a change if the change would cause the policy to fail to qualify as life insurance for tax purposes. We will not allow a change in death benefit option if it would cause the Total Face Amount to decrease below $100,000.

     A change in the death benefit option from Option 2 to Option 1 will result in a change in the policy's Total Face Amount, in order to avoid any change in the amount of the death benefit. The new Total Face Amount will be equal to the Total Face Amount prior to the change plus the policy value as of the date of the change. The change will take effect on the monthly deduction date on or next following the date the written request for the change is received at our Service Office.

     If you change the death benefit option, the Federal tax law test ("guideline premium test" or "cash value accumulation test") that you elected at issue will continue to apply. Please read "The minimum death benefit" for more information about these Federal tax laws tests.

Tax consequences of coverage changes

     A change in the death benefit option or Total Face Amount will often change the policy's limits under the life insurance qualification test that you elected. To avoid having the policy cease to qualify as life insurance for tax purposes, we reserve the right to (i) refuse or limit a change in the death benefit option or Total Face Amount and (ii) change the Guideline Single Premium or Guideline Level Premium, as applicable. Please read "Tax considerations" to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

     You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any named irrevocable beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

Ways in which we pay out policy proceeds

     You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of the other payment options we may offer at the time. You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. If no alternative payment option has been chosen, proceeds will be paid as a single sum.

Changing a payment option

     You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

     There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

Premiums

Planned premiums

     The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums - annually, semi-annually, quarterly or monthly. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement").

Minimum initial premium

     The minimum initial premium is set forth in the Policy Specifications page of your policy. After the payment of the initial premium, premiums may be paid at any time and in any amount until the insured person's attained age 100, subject to the limitations on premium amount described below.

Maximum premium payments

     Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds this limit. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements is provided under "Tax considerations".

     Large premium payments may expose us to unanticipated investment risk, and we will generally refuse to accept premiums in excess of the Maximum Annual Premium limit set forth in the Policy Specifications. In addition, in order to limit our investment risk exposure under certain market conditions, we may refuse to accept additional premium payments that are not in excess of the Maximum Annual Premium limit. This may be the case, for example, in an environment of decreasing interest rates, where we may not be able to acquire investments for our general account that will sufficiently match the liabilities we are incurring under our fixed account guarantees. Excessive allocations may also interfere with the effective management of our variable investment account portfolios, if we are unable to make an orderly investment of the additional premium into the portfolios. Also, we may refuse to accept an amount of additional premium if the amount of the additional premium would increase our insurance risk exposure, and the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

     We will notify you in writing of our refusal to accept additional premium under these provisions within three days following the date that it is received by us, and will promptly thereafter take the necessary steps to return the premium to you. Notwithstanding the foregoing limits on the additional premium that we will accept, we will not refuse to accept any premium necessary to prevent the policy from terminating.

Processing premium payments

     No premiums will be accepted prior to our receipt of a completed application at our Service Office. All premiums received prior to the Issue Date of the policy will be held in the general account and credited with interest from the date of receipt at the rate then being earned on amounts allocated to the Money Market B investment account. All premiums received on or after the Issue Date, but prior to the Allocation Date, will be held in the Money Market B investment account. The "Allocation Date" of the policy is the 10th day after the Issue Date. The Issue Date is shown on the Policy Specifications page of the policy. On the Allocation Date, the Net Premiums paid plus interest credited, if any, will be allocated among the investment accounts or the fixed account in accordance with the policy owner's instructions. The "Net Premium" is the premium paid less the premium charge we deduct from it.

     Any Net Premium received on or after the Allocation Date will be allocated among investment accounts or the fixed account as of the business day on or next following the date the premium is received at the Service Office. Monthly deductions are normally due on the Policy Date and at the beginning of each policy month thereafter. However, if the monthly deductions are due prior to the Contract Completion Date, they will be deducted from policy value on the Contract Completion Date instead of the dates they were due (see "Procedures for issuance of a policy" for the definition of "Contract Completion Date").

     Payment of premiums will not guarantee that the policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the policy to lapse.

Ways to pay premiums

     If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock". We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the John Hancock USA Service Office at the appropriate address shown on the back cover of this prospectus. We will also accept premiums by wire or by exchange from another insurance company.

Lapse and reinstatement

Lapse

     A policy will go into default if at the beginning of any policy month the policy's net cash surrender value would be zero or below after deducting the monthly deductions then due. Therefore, a policy could lapse eventually if increases in policy value (prior to deduction of policy charges) are not sufficient to cover policy charges. A lapse could have adverse tax consequences as described under "Tax considerations". We will notify you of the default and will allow a 61 day grace period in which you may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the net cash surrender value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two policy months thereafter, plus any applicable premium charge. If the required payment is not received by the end of the grace period, the policy will terminate (i.e., "lapse") with no value.

Death during grace period

     If the insured person should die during the grace period, the policy value used in the calculation of the death benefit will be the policy value as of the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.

Reinstatement

     You can reinstate a policy that has gone into default and terminated at any time within 21 days following the date of termination without furnishing evidence of insurability, subject to the following conditions:

     (a)  The insured person's risk classification is standard or preferred, and

     (b)  The insured person's attained age is less than 46.

     By making a written request, you can reinstate a policy that has gone into default and terminated at any time within the three-year period following the date of termination subject to the following conditions:

     (a) You must provide to us evidence of the insured person's insurability that is satisfactory to us; and

     (b) You must pay a premium equal to the amount that was required to bring the policy out of default immediately prior to termination, plus the amount needed to keep the policy in force to the next scheduled date for payment of the Planned Premium.

     If the reinstatement is approved, the date of reinstatement will be the later of the date we approve your request or the date the required payment is received at our Service Office. The policy value on the date of reinstatement, prior to the crediting of any Net Premium paid in connection with the reinstatement, will be equal to the policy value on the date the policy terminated. Any policy debt not paid upon termination of a policy will be reinstated if the policy is reinstated.

     Generally, the suicide exclusion and incontestability provision will apply from the effective date of the reinstatement. Your policy will indicate if this is not the case. A surrendered policy cannot be reinstated.

The policy value

     From each premium payment you make, we deduct the premium charge described under "Deduction from premium payments". We invest the rest (known as the "Net Premium") in the accounts (fixed or investment) you've elected. Special investment rules apply to premiums processed prior to the Allocation Date. (See "Processing premium payments".)

     Over time, the amount you've invested in any investment account will increase or decrease the same as if you had invested the same amount directly in the corresponding underlying portfolio and had reinvested all portfolios' dividends and distributions in additional portfolio shares; except that we will deduct certain additional charges which will reduce your policy value. We describe these charges under "Description of charges at the policy level".

     We calculate the unit values for each investment account once every business day. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, which is usually the close of day-time trading on the New York Stock Exchange, we'll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we'll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we'll process it as of the end of the next business day.

     The amount you've invested in any fixed account will earn interest at the rates we declare from time to time. For the fixed account, we guarantee that this rate will be at least 3%. If you want to know what the current declared rate is for the fixed account, just call or write to us. Amounts you invest in the fixed account will not be subject to the asset-based risk charge described under "Deductions from policy value". Otherwise, the policy level charges applicable to the fixed account are the same as those applicable to the investment accounts. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so.

Allocation of future premium payments

     At any time, you may change the accounts (fixed or investment) in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing policy value

     You may also transfer your existing policy value from one account (fixed or investment) to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any account in any policy year is $1,000,000.

     The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment accounts. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of investment accounts and to impose a fee of up to $25 for any transfer beyond an annual limit (which will not be less than 12). No transfer fee will be imposed on any transfer from an investment account into a fixed account if the transfer occurs during the following periods:

     .    within 18 months after the policy's Issue Date, or

     . within 60 days after the later of the effective date of a material change in the investment objectives of any investment account or the date you are notified of the change.

Subject to the restrictions set forth below, you may transfer existing policy value into or out of investment accounts. Transfers out of a fixed account are subject to additional limitations noted below.

     Our current practice is to restrict transfers into or out of investment accounts to two per calendar month (except with respect to those policies described in the following paragraph). For purposes of this restriction, and in applying the limitation on the number of free transfers, transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern Time) to the close of that business day (usually 4:00 p.m. Eastern Time) are considered one transfer. You may, however, transfer to the Money Market B investment account even if the two transfer per month limit has been reached, but only if 100% of the account value in all investment accounts is transferred to the Money Market B investment account. If such a transfer to the Money Market B investment account is made, then for the 30 calendar day period after such transfer no transfers from the Money Market B investment account to any other accounts (fixed or investment) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

     Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits:
(i) during the 10 calendar day period after any policy values are transferred from one investment account into a second investment account, the values can only be transferred out of the second investment account if they are transferred into the Money Market B investment account; and (ii) any policy values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment account may not be transferred out of the Money Market B investment account into any other accounts (fixed or investment) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

     The most you can transfer at any one time out of a fixed account is the greater of (i) the fixed account maximum transfer amount of $2,000, or (ii) the fixed account maximum transfer percentage of 25% multiplied by the amount of the fixed account on the immediately preceding policy anniversary. Any transfer which involves a transfer out of the fixed account may not involve a transfer to the Money Market B investment account.

     We reserve the right to impose a minimum amount limit on transfers out of any fixed account. We also reserve the right to impose different restrictions on any additional fixed account that we may offer in the future.

     Dollar cost averaging. We may offer policy owners a dollar cost averaging ("DCA") program. Under the DCA program, the policy owner will designate an amount which will be transferred monthly from one investment account into any other investment account(s) or the fixed account. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and you will be so notified. No fee is charged for this program.

     We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.

     Asset allocation balancer transfers. Under the asset allocation balancer program the policy owner will designate an allocation of policy value among investment accounts. At six-month intervals beginning six months after the Policy Date, we will move amounts among the investment accounts as necessary to maintain your chosen allocation. A change to your premium allocation instructions will automatically result in a change in asset allocation balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the dollar cost averaging program. No fee is charged for this program.

     We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.

Surrender and withdrawals

Surrender

     You may surrender your policy in full at any time. If you do, we will pay you the policy value less any policy debt. This is called your "net cash surrender value". You must return your policy when you request a surrender. We will process surrenders on the day we receive the surrender request (unless such day is not a business day, in which case we will process surrenders as of the business day next following the date of the receipt).

Withdrawals

     After the first policy year, you may make a withdrawal of part of your net cash surrender value once in each policy month. Generally, each withdrawal must be at least $500. There is a withdrawal fee for each withdrawal of the lesser of 2% of the withdrawal amount or $25. We will automatically reduce the policy value of your policy by the amount of the withdrawal fee. Unless otherwise specified by you, each account (fixed and investment) will be reduced in the same proportion as the policy value is then allocated among them. We will not permit a withdrawal if it would cause your net cash surrender value to fall below 3 months' worth of monthly deductions (see "Deductions from policy value"). We also reserve the right to refuse any withdrawal that would cause the policy's Total Face Amount to fall below $100,000 or the Base Face Amount to fall below $50,000.

     Because it reduces the policy value, any withdrawal will reduce your death benefit under either Option 1 or Option 2 (see "The death benefit"). Under Option 1, such a withdrawal may also reduce the Total Face Amount. Generally, any such reduction in the Total Face Amount will be implemented by first reducing any Supplemental Face Amount then in effect. We may approve reductions in the Base Face Amount prior to eliminating the Supplemental Face Amount. You should consider a number of factors in determining whether to continue coverage in the form of Base Face Amount or Supplemental Face Amount. (see "Base Face Amount vs. Supplemental Face Amount"). If such a reduction in Total Face Amount would cause the policy to fail the Internal Revenue Code's definition of life insurance, we will not permit the withdrawal.

Policy loans

     You may borrow from your policy at any time by completing a form satisfactory to us. The amount available for loan will not be less than 75% of the net cash surrender value. The maximum amount you can borrow is the amount determined as follows:

     .    We first determine the net cash surrender value of your policy.

     . We then subtract an amount equal to 12 times the monthly deductions then being deducted from policy value.

     . We then multiply the resulting amount by 0.75% in policy years 1 through 10 and 0% thereafter (although we reserve the right to increase the percentage after the tenth policy year to as much as .25%).

     .    We then subtract the third item above from the second item above.

     The minimum amount of each loan is $500. The interest charged on any loan is an effective annual rate of 3.75% in the first 10 policy years and 3.0% thereafter. However, we reserve the right to increase the percentage after the tenth policy year to as much as 3.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. Unless otherwise specified by you, the amount of the loan is deducted from the accounts (fixed and investment) in the same proportion as the policy value is then allocated among them. The amount of the loan is then placed in a special loan account. This special loan account will earn interest at an effective annual rate of 3.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to increase the rate charged on the loan to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your John Hancock USA representative for details. We process policy loans as of the business day on or next following the day we receive the loan request.

Repayment of policy loans

     You can repay all or part of a loan at any time. Each repayment will be allocated among the accounts as follows:

     . The same proportionate part of the loan as was borrowed from any fixed account will be repaid to that fixed account.

     . The remainder of the repayment will be allocated among the accounts in the same way a new premium payment would be allocated (unless otherwise specified by you).

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

     The policy value, the net cash surrender value, and any death benefit are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the accounts and placed in a special loan account. The accounts and the special loan account will generally have different rates of investment return.

     The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

     Taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Also, whenever the outstanding loan equals or exceeds your policy value after the insured person reaches age 100, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Policy loans may also result in adverse tax consequences under certain circumstances (see "Tax considerations").

Description of charges at the policy level

Deduction from premium payments

     . Premium charge - A charge to help defray our sales costs and related taxes. The current charge is 1.5% of each premium paid, although we reserve the right to increase the percentage to as high as 7%.

Deductions from policy value

     . Administrative charge - A monthly charge to help cover our administrative costs. This is a flat dollar charge of up to $12.

     . Face Amount charge - A monthly charge for the first ten policy years to primarily help cover sales costs. To determine the charge we multiply the amount of Base Face Amount by a rate which varies by the insured person's sex, age and risk classification at issue.

     . Cost of insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the net amount of insurance for which we are then at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. The current rates will never be more than the maximum rates shown in the policy. The cost of insurance we use will depend on age of the insured person at issue, the insurance risk characteristics and (usually) gender of the insured person, the and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person`s age increases. (The insured person's "age" on any date is his or her age on the birthday nearest that date.) For death benefit Option 1, the net amount at risk is equal to the greater of zero, or the result of (a) minus (b) where:

          (a) is the death benefit as of the first day of the policy month, divided by 1.0024663; and

          (b) is the policy value as of the first day of the policy month after the deduction of all other monthly deductions.

          Since the net amount at risk for death benefit Option 1 is based on a formula that includes as factors the death benefit and the policy value, the net amount at risk is affected by the investment performance of the investment accounts chosen, payment of premiums and charges assessed.

          If the minimum death benefit is greater than the Total Face Amount, the cost of insurance charge will reflect the amount of that additional benefit.

          For death benefit Option 2, the net amount at risk is equal to the Total Face Amount of insurance divided by 1.0024663.

     . Asset-based risk charge - A monthly charge to help cover sales, administrative and other costs. The charge is a percentage of that portion of your policy value allocated to investment accounts. This charge does not apply to the current fixed account. This charge is not currently imposed, but we reserve the right to do so.

     . Supplementary benefits charges - Monthly charges for any supplementary insurance benefits added to the policy by means of a rider.

     . Withdrawal fee - A fee for each withdrawal of policy value to compensate us for the administrative expenses of processing the withdrawal. The fee is the lesser of 2% of the withdrawal amount or $25. This fee is not currently imposed, but we reserve the right to do so.

Additional information about how certain policy charges work

Sales expenses and related charges

     The premium charges help to compensate us for the cost of selling our policies. (See "Description of charges at the policy level"). The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the premium charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the administrative charge may also be recovered from such other sources.

Method of deduction

     We deduct the monthly deductions described in the Fee Tables section from your policy's accounts (fixed and investment) in proportion to the amount of policy value you have in each, unless otherwise specified by you.

Reduced charges for eligible classes

     The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

     Except for a portion of the premium charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment accounts. However, we expect that no such charge will be necessary.

     We also reserve the right to increase the premium charge in order to correspond with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy. Currently, state premium tax levels range from 0% to 3.5%.

     Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Description of charges at the portfolio level

     The portfolios must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables of portfolio annual expenses under "Fee Tables") are different for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any investment accounts you select. We may also receive payments from a Series Fund or its affiliates at an annual rate of up to approximately 0.45% of the average net assets that holders of our variable life insurance policies and other products have invested in that portfolio. Any such payments do not, however, result in any charge to you in addition to what is shown in the tables. Expenses of the portfolios are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

Other policy benefits, rights and limitations

Optional supplementary benefit riders you can add

     When you apply for a policy, you can request any of the optional supplementary benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. We may add to, delete from or modify the list of optional supplementary benefit riders.

     . Enhanced Cash Value Rider - This rider provides for payment of an additional benefit to the policy owner upon surrender of the policy in the first seven policy years. The enhanced cash value rider benefit is calculated as a percentage of the lesser of (i) cumulative premiums paid to date or (ii) the "Limiting Premium" shown in the Policy

          Specifications page of your policy, minus any withdrawals and policy debt. The percentage starts at 11% and reduces to 0% in the eighth policy year. The cumulative premiums for any policy year are equal to the lesser of the actual premium paid in that policy year and the Limiting Premium. The enhanced cash value rider is only available if:
          (i) notice of surrender is received at our Service Office prior to the death of the insured person, (ii) such surrender is not the result of an exchange under Section 1035 of the Internal Revenue Code, and (iii) the rider has not terminated pursuant to its premiums. This rider does not increase the available loan value of the policy.

     . Change of Life Insured Rider - This rider is only available to certain owners purchasing the policy in connection with the financing of employee benefit plan obligations. If you elect this rider, you may change the life insured on or after the second policy anniversary. You must have an insurable interest in the new life insured, and the new life insured must consent in writing to the change. We will require evidence which satisfies us of the new life insured's insurability, and the premiums and charges after the change date will reflect the new life insured's age, sex, risk classification and any additional rating which applies. Supplementary benefit riders on the old life insured will be canceled as of the change date. Supplementary benefits riders may be added on the new life insured as of the change date, subject to our normal requirements and restrictions for such benefits. The incontestability and suicide provisions of the policy will apply to the entire Face Amount beginning anew as of the change date.

Variations in policy terms

     Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

     We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes". No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

     Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

     Generally, the policy is available with a minimum Total Face Amount at issue of $100,000 and a minimum Base Face Amount at issue of $50,000. At the time of issue, the insured person must have an attained age of no more than 90. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

     Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.

Commencement of insurance coverage

     After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's risk classification should be. After we approve an application for a policy and assign an appropriate insurance risk classification, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary coverage prior to policy delivery" below).

     The policy will take effect only if all of the following conditions are satisfied:

     .    The policy is delivered to and received by the applicant.

     .    The minimum initial premium is received by us.

     . The insured person is living and there has been no deterioration in the insurability of the insured person since the date of the application.

     The date all of the above conditions are satisfied is referred to in this prospectus as the "Contract Completion Date". If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "Policy Date". That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the Policy Date.

Backdating

     Under limited circumstances, we may backdate a policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the policy. The most common reasons for backdating are to preserve a younger age at issue for the insured person or to retain a common monthly deduction date in certain corporate-owned life insurance cases involving multiple policies issued over time. If used to preserve age, backdating will result in lower insurance charges. However, monthly deductions will begin earlier than would otherwise be the case. Monthly deductions for the period the Policy Date is backdated will actually be deducted from policy value on the Contract Completion Date.

Temporary coverage prior to policy delivery

     If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the Temporary Life Insurance Agreement and Receipt attached to the application for the policy, including conditions to coverage and limits on amount and duration of coverage.

Monthly deduction dates

     Each charge that we deduct monthly is assessed against your policy value at the close of business on the Policy Date and at the close of the first day in each subsequent policy month.

Changes that we can make as to your policy

     We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

     In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

     . Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws

     .    Combining or removing fixed accounts or investment accounts

     .    Changes in the form of organization of any separate account

     Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

     Who owns the policy? That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

     While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

     .    Determine when and how much you invest in the various accounts

     .    Borrow or withdraw amounts you have in the accounts

     .    Change the beneficiary who will receive the death benefit

     .    Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its net cash surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

     It is possible to name so-called "joint owners" of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

     You have the right to cancel your policy within 10 days after you receive it (the period may be longer in some states). This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to:

     . John Hancock USA at one of the addresses shown on the back cover of this prospectus, or

     .    the John Hancock USA representative who delivered the policy to you.

     The date of cancellation will be the date of such mailing or delivery. In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your policy value on the date of cancellation.

Reports that you will receive

     At least annually, we will send you a statement setting forth at least the following information as of the end of the most recent reporting period: the amount of the death benefit, the portion of the policy value in the fixed account and in each investment account, premiums received and charges deducted from premiums since the last report, any outstanding policy loan (and interest charged for the preceding policy year), and any further information required by law. Moreover, you also will receive confirmations of premium payments, transfers among accounts, policy loans, partial withdrawals and certain other policy transactions.

     Semiannually we will send you a report containing the financial statements of the portfolios, including a list of securities held in each portfolio.

Assigning your policy

     You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive a copy of the assignment at our Service Office. Nor are we responsible for the validity of the assignment or its efficacy in meeting your objectives. An absolute assignment is a change of ownership. All collateral assignees of record must usually consent to any surrender, withdrawal or loan from the policy.

When we pay policy proceeds

General

     We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum.

Delay to challenge coverage

     We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

     We reserve the right to defer payment of that portion of your policy value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

     We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from an investment account if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the policy value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of policy value among the investment accounts may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

     State laws allow us to defer payment of any portion of the net cash surrender value derived from any fixed account for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General rules

     You should mail or express all checks and money orders for premium payments and loan repayments to the John Hancock USA Service Office at the appropriate address shown on the back cover.

     Under our current rules, certain requests must be made in writing and be signed and dated by you. They include the following:

     .    loans

     .    surrenders or withdrawals

     .    change of death benefit option

     .    increase or decrease in Face Amount

     .    change of beneficiary

     .    election of payment option for policy proceeds

     .    tax withholding elections

     .    election of telephone/internet transaction privilege.

     The following requests may be made either in writing (signed and dated by you) or by telephone or fax or through the Company's secured website, if a special form is completed (see "Telephone, facsimile and internet transactions" below):

     .    transfers of policy value among accounts

     .    change of allocation among accounts for new premium payments

     You should mail or express all written requests to our Service Office at the appropriate address shown on the back cover. You should also send notice of the insured person's death and related documentation to our Service Office. We do not consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

     We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Service Office or your John Hancock USA representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone, facsimile and internet transactions

     If you complete a special authorization form, you can request transfers among accounts and changes of allocation among accounts simply by telephoning us at 1-800-521-1234 or by faxing us at 617-572-7008 or through the Company's secured website. Any fax or internet request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the accounts involved. We will honor telephone and internet instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone/internet transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line or internet usage. If this occurs, you should submit your request in writing.

     If you authorize telephone or internet transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or internet instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions which are reasonably designed to confirm that instructions received by telephone or internet are genuine. These procedures include requiring personal identification, the use of a unique password for internet authorization, recording of telephone calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone or internet are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

     As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. To discourage disruptive frequent trading, we have imposed certain transfer restrictions (see "Transfers of existing policy value"). In addition, we also reserve the right to change our telephone, facsimile and internet transaction privileges outlined in this section at any time, and to suspend or terminate any or all of those privileges with respect to any owners who we feel are abusing the privileges to the detriment of other owners.

Distribution of policies

     John Hancock Distributors LLC ("JH Distributors"), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

     JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

     We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc.

     Through JH Distributors, John Hancock USA pays compensation to broker-dealers for the promotion and sale of the policies. The registered representative through whom your policy is sold will be compensated pursuant to the registered representative's own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policyowners but will be recouped through the fees and charges imposed under the policy. (See "Description of charges at the policy level".)

     A limited number of broker-dealers may also be paid commissions or overrides to "wholesale" the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to policies that have already been purchased.

     Standard compensation. The compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to broker-dealers for sale of the policies (not including riders) is not expected to exceed 32% of target commissionable premium, and 4% of premium in excess of target, paid in the first policy year, 9% of commissionable premium paid in years 2-5, and 6% of commissionable premium paid in years 6-10.

     Additional compensation and revenue sharing. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, selling broker-dealers may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's "due diligence" examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for public, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable NASD rules and other applicable laws and regulations, JH Distributors and its affiliates may contribute to, as well as sponsor, various educational programs, sales contests, and/or other promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash or other rewards.

     These arrangements will not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

     Differential compensation. Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable policies or contracts. These compensation arrangements may give us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received under standard or additional compensation or revenue sharing arrangements to their registered representatives. As a result, registered representatives may be motivated to sell the policies of one issuer over another issuer, or one product over another product. You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy.

Tax considerations

     This description of Federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

     The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax advisor should be consulted for advice.

General

     Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your policy value are ordinarily not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you've paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. (See "Other policy distributions" below.) Amounts you borrow are generally not taxable to you.

     However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you've paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind. (See "7-pay premium limit and modified endowment contract status" below.)

Policy death benefit proceeds

     We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy Section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with Section 7702.

     If the policy complies with Section 7702, the death benefit proceeds under the policy should be excludable from the beneficiary's gross income under
Section 101 of the Code.

Other policy distributions

     Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner in order for the policy to continue to comply with the Section 7702 definitional limits. Changes that reduce benefits include partial withdrawals and death benefit option changes. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in Section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

     Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

     It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

     Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocabale trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

     Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Policy loans

     We expect that, except as noted below (see "7-pay premium limit and modified endowment contract status"), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

     Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

     In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.

     The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

     We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the Series Funds` prospectuses, or that a Series Fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

     At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

     The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

     Policies classified as modified endowment contracts are subject to the following tax rules:

     . First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time.

     . Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

     . Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

          . is made on or after the date on which the policy owner attains age 59 1/2;

          .    is attributable to the policy owner becoming disabled; or

          . is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary.

     These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

     Furthermore, any time there is a "material change" in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

     Moreover, if benefits under a policy are reduced (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will generally be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract.

     All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

     The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Withholding

     To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

     In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

     If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

Financial statements reference

     The financial statements of John Hancock USA and the Account can be found in the Statement of Additional Information. The financial statements of John Hancock USA should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock USA to meet its obligations under the policies.

Registration statement filed with the SEC

     This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent registered public accounting firm

     The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) at December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, and the financial statements of Separate Account N of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) at December 31, 2005, and for each of the two years in the period ended December 31, 2005, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

     In addition to this prospectus, John Hancock USA has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information (the "SAI") which contains additional information about John Hancock USA and the Account. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.

                                 SERVICE OFFICE

           Express Delivery                         Mail Delivery
          Specialty Products               Specialty Products & Distribution
      197 Clarendon Street, C-6                      P.O. Box 192
           Boston, MA 02117                        Boston, MA 02117

                Phone:                                   Fax:
            1-800-521-1234                           617-572-7008

     Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC's Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act File No. 811-5130                          1933 Act File No. 333-126668

                       Statement of Additional Information
                                dated May 1, 2006

                                for interests in
 John Hancock Life Insurance Company (U.S.A.) Separate Account N ("Registrant")

                       Interests are made available under

                                  CORPORATE VUL

     a flexible premium variable universal life insurance policy issued by

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("JOHN HANCOCK USA" or
                                 "DEPOSITOR")
This is a Statement of Additional Information ("SAI"). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting the John Hancock USA Servicing Office at Life Operations, 197 Clarendon Street, Boston, MA 02117 or telephoning 1-800-521-1234.

                                TABLE OF CONTENTS

Contents of this SAI                                         Page No.
Description of the Depositor ........................           2
Description of the Registrant .......................           2
Services ............................................           2
Independent Registered Public Accounting Firm .......           2
Principal Underwriter/Distributor ...................           2
Additional Information About Charges ................           3
Financial Statements of Registrant and Depositor

Description of the Depositor

     Under the federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the "Depositor". The Depositor is John Hancock USA, a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, John Hancock USA had been known as The Manufacturers Life Insurance Company (U.S.A.).

     Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Description of the Registrant

     Under the federal securities laws, the registered separate account underlying the variable life insurance policy is known as the "Registrant". In this case, the Registrant is John Hancock Life Insurance Company (U.S.A.) Separate Account N (the "Account"), a separate account established by John Hancock USA under Michigan law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Account. The Account meets the definition of "separate account" under the federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of John Hancock USA.

     New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

     Administration of policies issued by John Hancock USA and of registered separate accounts organized by John Hancock USA may be provided by John Hancock Life Insurance Company, John Hancock Life Insurance Company of New York or other affiliates. Neither John Hancock USA nor the separate accounts are assessed any charges for such services.

     Custodianship and depository services for the Registrant are provided by State Street Bank. State Street Bank's address is 225 Franklin Street, Boston, Massachusetts, 02110.

Independent Registered Public Accounting Firm

     The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) at December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, and the financial statements of Separate Account N of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) at December 31, 2005, and for each of the two years in the period ended December 31, 2005, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Principal Underwriter/Distributor

     John Hancock Distributors LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal distributor and underwriter of the securities offered through this prospectus. JH Distributors acts as the principal distributor of a number of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain variable investment options under the policies and under other annuity and life insurance products we offer.

     JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

     We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc.

     The aggregate dollar amount of underwriting commissions paid to JH Distributors in 2005, 2004 and 2003 was $487,871,282, $403,619,081, and
$293,120,491, respectively. JH Distributors did not retain any of these amounts during such periods.

     Through JH Distributors, John Hancock USA pays compensation to broker-dealers for the promotion and sale of the policies. The compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to broker-dealers for sale of the policies (not including riders) is not expected to exceed 32% of target commissionable premium, and 4% of premium in excess of target, paid in the first policy year, 9% of commissionable premium paid in years 2-5, and 6% of commissionable premium paid in years 6-10.

     The registered representative through whom your policy is sold will be compensated pursuant to the registered representative's own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policyowners but will be recouped through the fees and charges imposed under the policy.

     Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms. The terms of such arrangements may differ among broker-dealer firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

  . Fixed dollar payments: The amount of these payments varies widely. JH
    Distributors may, for example, make one or more payments in connection with a firm's conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

  . Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.

  . Payments based upon "assets under management": These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates') insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

     Signator Investors, Inc. and Essex National Securities, Inc. may pay their respective registered representatives additional cash incentives in the form of bonus payments, expense payments, employment benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies. Certain unaffiliated financial institutions such as banks may also receive compensation in connection with the sale of our policies sold by registered representatives of Essex National Securities, Inc. on bank premises.

Additional Information About Charges

     A Policy will not be issued until the underwriting process has been completed to the Company's satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

Reduction In Charges

     The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. John Hancock USA reserves the right to reduce any of the Policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which John Hancock USA believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. John Hancock USA may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

                               JOHN HANCOCK LIFE
                               INSURANCE COMPANY
                                   (U.S.A.)

                       (Formerly The Manufacturers Life
                          Insurance Company (U.S.A.))

                             Audited Consolidated
                        U.S. GAAP Financial Statements

                                  Years ended
                       December 31, 2005, 2004 and 2003


                         [LOGO OF MANULIFE FINANCIAL]

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

         (FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.))

                   AUDITED CONSOLIDATED FINANCIAL STATEMENTS

                 Years ended December 31, 2005, 2004 and 2003

                                   CONTENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.......              1

AUDITED CONSOLIDATED FINANCIAL STATEMENTS.....................
   CONSOLIDATED BALANCE SHEETS................................              2
   CONSOLIDATED STATEMENTS OF INCOME..........................              3
   CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY.              4
   CONSOLIDATED STATEMENTS OF CASH FLOWS......................              5
   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.................              7

            Report of Independent Registered Public Accounting Firm

The Board of Directors
John Hancock Life Insurance Company (U.S.A.) (formerly The Manufacturers Life Insurance Company (U.S.A.))

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A.) ("the Company") (formerly, The Manufacturers Life Insurance Company (U.S.A.)) as of December 31, 2005 and 2004, and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company (U.S.A.) at December 31, 2005 and 2004, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2005 in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the financial statements, in 2004 the Company changed its method of accounting for certain nontraditional long duration contracts and for separate accounts.

                                                   /s/ ERNST & YOUNG LLP

March 21, 2006
Boston, Massachusetts

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.))

CONSOLIDATED BALANCE SHEETS


As of December 31 (in millions)                                   2005    2004
--------------------------------------------------------------  -------- -------
ASSETS
Investments (note 3):
Securities available-for-sale, at fair value:
   Fixed-maturity (amortized cost: 2005 $11,215; 2004 $10,396)  $ 11,770 $11,188
   Equity (cost: 2005 $478; 2004 $382)                               584     466
Mortgage loans                                                     2,410   2,367
Real estate                                                        1,449   1,450
Policy loans                                                       2,187   2,681
Short-term investments                                               549     436
Other investments                                                     61      57
                                                                -------- -------
TOTAL INVESTMENTS                                                 19,010  18,645
                                                                -------- -------
Cash and cash equivalents                                          2,591   1,482
Deferred acquisition costs (note 5)                                4,112   3,448
Deferred sales inducements (note 5)                                  231     228
Amounts due from affiliates                                        2,395   2,350
Amounts recoverable from reinsurers                                1,201     988
Other assets (Goodwill: 2005 - $54; 2004 - $62)                    1,430   1,044
Separate account assets                                           70,565  57,103
                                                                -------- -------
TOTAL ASSETS                                                    $101,535 $85,288
                                                                ======== =======
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
Policyholder liabilities and accruals                           $ 21,873 $21,447
Net deferred tax liabilities (note 6)                                610     569
Amounts due to affiliates                                          2,271     420
Other liabilities                                                  2,089   1,830
Separate account liabilities                                      70,565  57,103
                                                                -------- -------
TOTAL LIABILITIES                                                 97,408  81,369
                                                                ======== =======
Shareholder's Equity:
Capital stock (note 7)                                                 5       5
Additional paid-in capital                                         2,045   2,024
Retained earnings                                                  1,410   1,062
Accumulated other comprehensive income (note 4)                      667     828
                                                                -------- -------
TOTAL SHAREHOLDER'S EQUITY                                         4,127   3,919
                                                                -------- -------
TOTAL LIABILITIES AND SHAREHOLDE R'S EQUITY                     $101,535 $85,288
                                                                ======== =======

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.))

CONSOLIDATED STATEMENTS OF INCOME


For the years ended December 31
(in millions)                                               2005   2004   2003
-------------                                              ------ ------ ------
Revenue:
   Premiums                                                $  870 $  943 $  955
   Fee income                                               1,764  1,369  1,107
   Net investment income                                    1,169  1,148  1,174
   Net realized investment gains                              209    285    160
   Other revenue                                                5      5      5
                                                           ------ ------ ------
TOTAL REVENUE                                               4,017  3,750  3,401
                                                           ------ ------ ------
Benefits and Expenses:
   Policyholder benefits and claims                         1,579  1,687  1,829
   Operating expenses and commissions                         892    715    654
   Amortization of deferred acquisition costs and
     deferred sales inducements                               322    358    227
   Interest expense                                            29     22     46
   Policyholder dividends                                     400    389    377
                                                           ------ ------ ------
TOTAL BENEFITS AND EXPENSES                                 3,222  3,171  3,133
                                                           ------ ------ ------
OPERATING INCOME BEFORE INCOME TAXES AND CHANGE
  IN ACCOUNTING PRINCIPLE                                     795    579    268
                                                           ------ ------ ------
INCOME TAX EXPENSE                                            247    168     77
                                                           ------ ------ ------
INCOME AFTER INCOME TAXES AND BEFORE CHANGE IN
  ACCOUNTING PRINCIPLE                                        548    411    191
                                                           ------ ------ ------
CHANGE IN ACCOUNTING PRINCIPLE                                  -     48      -
                                                           ------ ------ ------
NET INCOME                                                 $  548 $  459 $  191
                                                           ====== ====== ======

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.))

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                                                   Additional          Accumulated Other     Total
                                           Capital  Paid-in   Retained   Comprehensive   Shareholder's
(in millions)                               Stock   Capital   Earnings      Income          Equity
-----------------------------------------  ------- ---------- -------- ----------------- -------------
BALANCE, JANUARY 1, 2003                    $  5     $2,024    $  642      $    511        $  3,182
   Comprehensive income                        -          -       191           282             473
   Dividend to shareholder                     -          -       (80)            -             (80)
                                            ----     ------    ------      --------        --------
BALANCE, DECEMBER 31, 2003                     5      2,024       753           793           3,575
   Comprehensive income                        -          -       459            35             494
   Dividend to shareholder                     -          -      (150)            -            (150)
                                            ----     ------    ------      --------        --------
BALANCE, DECEMBER 31, 2004                     5      2,024     1,062           828           3,919
   Comprehensive income                        -          -       548          (161)            387
   Capital contribution from shareholder       -         13         -             -              13
   Transactions with affiliates (note 17)      -          8         -             -               8
   Dividend to shareholder                     -          -      (200)            -            (200)
                                            ----     ------    ------      --------        --------
BALANCE, DECEMBER 31, 2005                  $  5     $2,045    $1,410      $    667        $  4,127
                                            ====     ======    ======      ========        ========

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.))

CONSOLIDATED STATEMENTS OF CASH FLOWS


 For the years ended December 31,
 (in millions)                                         2005     2004     2003
 --------------------------------------------------- -------  -------  -------
 Net Income                                          $   548  $   459  $   191
 Adjustments to reconcile net income to net cash
   provided by operating activities:
 Net realized gains                                     (209)    (285)    (160)
 Net depreciation, amortization of bond premium
   / discount and other investment related items          54        3       55
 Change in policyholder liabilities and accruals        (165)     521      421
 Deferral of acquisition costs and sales inducements    (976)    (901)    (648)
 Amortization of deferred acquisition costs
   and sales inducements                                 322      358      227
 Increase in deferred tax liability, net                 118      128      143
 Change in accounting principle                           --      (48)      --
 Change in other assets and other liabilities           (320)     152      334
                                                     -------  -------  -------
 NET CASH (USED IN) PROVIDED BY
   OPERATING ACTIVITIES                              $  (628) $   387  $   563
                                                     -------  -------  -------
 Investing Activities:
 Fixed-maturity securities sold, matured or repaid   $ 8,523  $ 9,218  $11,223
 Fixed-maturity securities purchased                  (9,294)  (9,277)  (9,715)
 Equity securities sold                                  153      209      530
 Equity securities purchased                            (261)    (159)    (166)
 Mortgage loans advanced                                (529)    (481)    (564)
 Mortgage loans repaid                                   508      335      307
 Real estate sold                                          9        3       --
 Real estate purchased                                   (35)    (212)    (197)
 Policy loans repaid (advanced), net                     480     (149)    (163)
 Short-term investments, net                            (112)    (170)    (262)
 Other investments, net                                   (6)      --       10
                                                     -------  -------  -------
 NET CASH (USED IN) PROVIDED BY
   INVESTING ACTIVITIES                              $  (564) $  (683) $ 1,003
                                                     -------  -------  -------

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.))

CONSOLIDATED STATEMENTS OF CASH FLOWS - (CONTINUED)

For the years ended December 31,
(in millions)                                          2005     2004     2003
----------------------------------------------------- ------  -------  -------
Financing Activities:
Capital contribution from shareholder                 $   13        -        -
Net cash transferred related to Taiwan operations
  (note 17)                                              (24)       -        -
Deposits and interest credited to policyholder
  account balances                                     1,803  $ 1,836  $ 1,877
Withdrawals from policyholder account balances          (938)  (1,327)  (1,392)
Unearned revenue                                          49      120       85
Amounts due to (from) affiliates, net                  1,810      155   (1,516)
Principal repayment of amounts due to affiliates
  and shareholder                                         --       --     (416)
Net reinsurance recoverable                             (212)     172      132
Dividend paid to shareholder                            (200)    (150)     (80)
Repaid funds                                              --       --       (2)
                                                      ------  -------  -------
NET CASH PROVIDED BY (USED IN) FINANCING
  ACTIVITIES                                          $2,301  $   806  $(1,312)
                                                      ------  -------  -------
Increase in cash and cash equivalents during the year $1,109  $   510  $   254
Cash and cash equivalents at beginning of year         1,482      972      718
                                                      ------  -------  -------
BALANCE, END OF YEAR                                  $2,591  $ 1,482  $   972
                                                      ======  =======  =======

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.))

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          DECEMBER 31, 2005 AND 2004
                    ($ in millions unless otherwise stated)

1.   ORGANIZATION

     John Hancock Life Insurance Company (U.S.A.) ("JH USA" or the "Company") is an indirect, wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based publicly traded company. MFC and its subsidiaries are collectively known as "Manulife Financial".

     JH USA was formerly known as The Manufacturers Life Insurance Company (U.S.A.). As a result of the 2004 merger between MFC and John Hancock Financial Services, Inc., ("JHFS"), the Company changed its name effective January 1, 2005.

     JH USA and its subsidiaries operate in the life insurance industry, offering a broad range of individual insurance, reinsurance, and individual wealth management and group wealth management related products. These products are marketed primarily in the United States.

2.   SIGNIFICANT ACCOUNTING POLICIES

  a) Basis of Presentation

     The accompanying consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles ("U.S. GAAP") which require management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from these estimates.

  b) Recent Accounting Standards

         Statement of Financial Accounting No. 155, Accounting for Certain Hybrid Instruments ("SFAS No. 155")

     In February 2006, the Financial Accounting Standards Board (FASB) issued SFAS No. 155, which is an amendment of FASB Statements No. 133 and
     No. 140, and which brings consistency to accounting and reporting for certain hybrid financial instruments by simplifying, and eliminating exceptions to the accounting, for them. SFAS No. 155 allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) if the holder elects to account for the whole instrument on a fair value basis. SFAS No. 155 also clarifies which interest-only strips and principal-only strips are not subject to the requirements of Statement 133, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends Statement 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instruments. SFAS will be effective for all financial instruments acquired or issued in fiscal years beginning after September 15, 2006. The Company is unable to estimate the impact on its consolidated financial position and results of operations of adopting SFAS 155.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.))

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          DECEMBER 31, 2005 AND 2004
                    ($ in millions unless otherwise stated)

2)   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

  b) Recent Accounting Standards (continued)

         Statement of Position 05-1 - "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts" ("SOP 05-1")

     In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued SOP 05-1. SOP 05-1 provides guidance on accounting for deferred acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales induced assets from extinguished contracts should no longer be deferred and charged off to expense.

     SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. Retrospective adoption is not permitted. The Company is not able to estimate the impact on its consolidated financial position and results of operations of adopting SOP 05-1.

         Statement of Financial Standards No. 154 - Accounting Changes and Error Corrections- a replacement of APB opinion No. 20 and FASB Statement No. 3 ("SFAS No. 154")

     In May 2005, the FASB issued SFAS No. 154, which replaces APB Opinion
     No. 20, "Accounting Changes", and FASB Statement No. 3, "Reporting Accounting Changes in Interim Financial Statements", and which changes the requirements for the accounting for and reporting of a change in accounting principle. This Statement applies to all voluntary changes in accounting principle. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions.

     SFAS No. 154 requires retrospective application to prior periods' financial statements of changes in accounting principle. SFAS No. 154 carries forward without change the guidance contained in Opinion 20 for reporting the correction of an error in previously issued financial statements and reporting a change in accounting estimate, and also carries forward requirements for justification of a change in accounting principle on the basis of preferability.

     SFAS No. 154 will be effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.))

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          DECEMBER 31, 2005 AND 2004
                    ($ in millions unless otherwise stated)

2)   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

  b) Recent Accounting Standards (continued)

      SFAS No. 123 (revised 2004) - Share Based Payment ("SFAS No. 123(R)")

     In December 2004, the FASB issued SFAS No. 123 (revised 2004), "Share Based Payment" (SFAS No. 123(R)), which is a revision of SFAS No. 123, "Accounting for Stock-Based Compensation". SFAS No. 123(R) supersedes APB Opinion No. 25, "Accounting for Stock Issued to Employees", and amends SFAS No. 95, "Statement of Cash Flows". Generally, the approach in SFAS No. 123(R) is similar to the approach described in SFAS No. 123. However, SFAS No. 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the statements of income based on their fair values. Pro forma disclosure is no longer an alternative.

     The Company adopted the fair-value based method of accounting for share-based payments effective January 1, 2003 using the prospective method described in SFAS No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure". The Company uses the Black-Scholes option-pricing model to estimate the value of stock options of its Parent granted to its employees and anticipates continuing to use this model upon the adoption of SFAS No. 123(R), on January 1, 2006.

     Because SFAS No. 123(R) must be applied not only to new awards but to previously granted awards that are not fully vested on the effective date, and because the Company adopted SFAS No. 123 using the prospective transition method (which applied only to awards granted, modified or settled after the adoption date), compensation cost for some previously granted awards that were not recognized under SFAS No. 123 will be recognized under SFAS No. 123(R). However, had the Company adopted SFAS No. 123(R) in prior periods, the impact of that standard would have been immaterial to the financial statements.

        FASB Staff Position 106-2 - Accounting and Disclosure Requirements Related to the Medicare Prescription Drug Improvement and Modernization Act of 2003("FSP 106-2")

     In May 2004, the FASB issued FSP 106-2. In accordance with FSP 106-2, the Company recorded a $1 decrease in accumulated postretirement benefit obligation for the year ended December 31, 2004.

     On December 8, 2003, President George W. Bush signed into law the bill referenced above, which expanded Medicare, primarily by adding a prescription drug benefit for Medicare-eligible retirees starting in 2006. The Medicare Prescription Drug Improvement and Modernization Act of 2003 (the Act) provides for special tax-free subsidies to employers that offer plans with qualifying drug coverage beginning in 2006. Since the subsidy provided by the Company to its retirees for prescription drug benefits will clearly meet the criteria for qualifying drug coverage, the Company anticipates that the benefits it pays after 2005 for its retirees will be lower as a result of the new Medicare provisions and has reflected that reduction in the other post-retirement benefit plan liability.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.))

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          DECEMBER 31, 2005 AND 2004
                    ($ in millions unless otherwise stated)

2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

  b) Recent Accounting Standards (continued)

     FASB Interpretation 46 (revised December 2003 ) - Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51("FIN 46R").

     In December 2003, the FASB issued FIN 46R, which clarifies the consolidation accounting guidance of Accounting Research Bulletin No. 51, "Consolidated Financial Statements," ("ARB 51") to certain entities for which controlling financial interests are not measurable by reference to ownership of the equity of the entity. Such entities are known as variable interest entities ("VIEs").

     Controlling financial interests of a VIE are defined as exposure of a party to the VIE to a majority of either the expected variable losses or expected variable returns of the VIE, or both. Such party is the primary beneficiary of the VIE and FIN 46R requires the primary beneficiary of a VIE to consolidate the VIE. FIN 46R also requires certain disclosures for significant relationships with VIEs, whether or not consolidation accounting is either used or anticipated.

     In the event additional liabilities are recognized as a result of consolidating any VIEs with which the Company is involved, these additional liabilities would not represent additional claims on the general assets of the Company; rather, they would represent claims against additional assets recognized as a result of consolidating VIEs. Conversely, in the event additional assets are recognized as a result of consolidating VIEs, these additional assets would not represent additional funds which the Company could use to satisfy claims against its general assets, rather they would be used only to settle additional liabilities recognized as a result of consolidating the VIEs.

     This interpretation was effective in 2003 for VIEs created after January 31, 2003 and on January 1, 2004 for all other VIEs. The Company has determined that no VIEs are required to be consolidated under this guidance, and that none of its relationships with VIEs are significant.

     Statement of Position 03-1 - "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1")

     In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued SOP 03-1. SOP 03-1 provides guidance on a number of topics including separate account presentation, interests in separate accounts, gains and losses on the transfer of assets from the general account to a separate account, liability valuation, returns based on a contractually referenced pool of assets or index, accounting for contracts that contain death or other insurance benefit features, accounting for reinsurance and other similar contracts, accounting for annuitization guarantees, and sales inducements to contract holders. SOP 03-1 was effective for the Company's consolidated financial statements on January 1, 2004, and resulted in an increase in net income and shareholder's equity of $48 (net of tax of $26).

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.))

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          DECEMBER 31, 2005 AND 2004
                    ($ in millions unless otherwise stated)

2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

  b) Recent Accounting Standards (continued)

        Financial Accounting Standards Board (FASB) Derivative Implementation Group Statement of Financial Accounting Standards (SFAS) 133
     Implementation Issue No. 36 - "Embedded Derivatives: Bifurcation of a Debt Instrument that Incorporates Both Interest Rate Risk and Credit Rate Risk Exposures that are Unrelated or only Partially Related to the Creditworthiness of the Issuer of that Instrument" ("DIG B36")

     In April 2003, the FASB's Derivative Implementation Group released DIG B36, which addresses whether SFAS No. 133 requires bifurcation of a debt instrument into a debt host contract and an embedded derivative if the debt instrument incorporates both interest rate risk and credit risk exposures that are unrelated or only partially related to the creditworthiness of the issuer of that instrument. Under DIG B36, modified coinsurance and coinsurance with funds withheld reinsurance agreements as well as other types of receivables and payables where interest is determined by reference to a pool of fixed maturity assets or a total return debt index are examples of arrangements containing embedded derivatives requiring bifurcation. The Company's adoption of this guidance effective January 1, 2004 did not have a material impact on its consolidated financial position, results of operations or cash flows.

  c) Investments

     The Company classifies all of its fixed-maturity and equity securities as available-for-sale and records these securities at fair value. The cost of fixed-maturity securities is adjusted for the amortization of premiums and accretion of discounts, which are calculated using the effective interest method. For the mortgage-backed bond portion of the fixed-maturity securities portfolio, the Company recognizes amortization using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. Realized gains and losses on sales of securities classified as available-for-sale are recognized in income using the first in first out method, where the securities are deemed to have been sold in the same order as purchased. A decline in the value of a specific security that is considered other-than-temporary results in a write-down of the cost basis of the security and a charge to income in the period of recognition. Unrealized gains and losses, other than unrealized losses that are considered to be other-than-temporary, are reflected directly in accumulated other comprehensive income after adjustments for deferred income taxes, deferred acquisition costs, policyholder liabilities and unearned revenue liability. In evaluating whether a decline in fair value is other-than-temporary, the Company considers various factors, including the time and extent to which the fair value has been less than cost, the financial condition and near term prospects of the issuer and whether the debtor is current on contractually obligated interest and principal payments.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.))

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          DECEMBER 31, 2005 AND 2004
                    ($ in millions unless otherwise stated)

2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    c) Investments

       Mortgage loans are reported at unpaid principal balances, net of a provision for losses. The provision for losses is established for mortgage loans both on a specific as well as on an aggregate basis. Mortgage loans are considered to be impaired when the Company has determined that it is probable that all amounts due under contractual terms will not be collected. Impaired loans are reported at the lower of unpaid principal or fair value of the underlying collateral.

       Real estate held for investment is carried at cost, less accumulated depreciation and provisions for impairment and write-downs, if applicable. Real estate held for sale is carried at the lower of cost or market value where changes in estimates of market value are recognized as realized gains or losses in the consolidated statements of income.

       Policy loans are reported at aggregate unpaid balances, which approximate fair value.

       Short-term investments, which include investments with maturities of less than one year and greater than 90 days at the date of acquisition, are reported at amortized cost which approximates fair value.

    d) Derivatives

       All derivative instruments are reported on the consolidated balance sheets at their fair value, with changes in fair value recorded in income or equity, depending on the nature of the derivative instrument. Changes in the fair value of derivatives not designated as hedges are recognized in current period earnings.

       For fair value hedges, the Company is hedging changes in the fair value of assets, liabilities or firm commitments with changes in fair values of the derivative instruments. Changes in the fair value of derivatives are recorded in income, and changes in the fair value of hedged items are recorded in income to the extent the hedge is effective. For cash flow hedges, the Company is hedging the variability of cash flows related to forecasted transactions. The effective portion of changes in the fair value of cash flow hedges is initially recorded in other comprehensive income and is subsequently reflected into income in the same period or periods during which the hedged transaction affects earnings. The Company estimates that deferred net gains of $5 after tax, included in other comprehensive income as of December 31, 2005, will be reclassified into earnings within the next twelve months. Cash flow hedges include hedges of certain forecasted transactions of varying periods up to a maximum of 40 years.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.))

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          DECEMBER 31, 2005 AND 2004
                    ($ in millions unless otherwise stated)

2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    e) Cash Equivalents

       The Company considers all highly liquid debt instruments purchased with a remaining maturity of 90 days or less to be cash equivalents. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

    f) Deferred Acquisition Costs ("DAC") and Deferred Sales Inducements ("DSI")

       Commissions and other expenses that vary with, and are primarily related to, the production of new business are deferred to the extent recoverable and included as an asset. Acquisition costs associated with annuity contracts and investment pension contracts are being amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins. The amortization is adjusted retrospectively when estimates of current or future gross profits are revised. Assuming the unrealized gains or losses on securities had been realized at year-end, DAC is adjusted for the impact on estimated future gross profits for such unrealized gains (losses). The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income. DAC associated with traditional non-participating individual insurance contracts is amortized over the premium-paying period of the related policies. DAC is reviewed annually to determine recoverability from future income and, if not recoverable, is immediately expensed. As of December 31, 2005 the Company's DAC was deemed recoverable.

       The Company currently offers enhanced crediting rates or bonus payments to contractholders on certain of its individual annuity products (Deferred Sales Inducements). Those inducements that are incremental to amounts the Company credits on similar contracts without sales inducements and are higher than the contracts' expected ongoing crediting rates for periods after the inducement are capitalized at inception. The capitalized amounts are then amortized over the life of the underlying contracts consistent with the methodology used to amortize DAC.

    g) Policyholder Liabilities and Accruals

       Policyholder liabilities for traditional non-participating life insurance policies, reinsurance policies, and accident and health policies are computed using the net level premium method. The calculations are based upon estimates as to future mortality, morbidity, persistency, maintenance expenses, and interest rate yields that were applicable in the year of issue. The assumptions include a provision for the risk of adverse deviation.

       For payout annuities in loss recognition, policyholder liabilities are computed using estimates of expected mortality, expenses, and investment yields as determined at the time these contracts first moved into loss recognition. Payout annuity reserves are adjusted for the impact of net realized gains associated with the underlying assets.

FOR JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.))

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          DECEMBER 31, 2005 AND 2004
                    ($ in millions unless otherwise stated)

2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

  g) Policyholder Liabilities and Accruals (continued)

     For variable annuity and variable life contracts, universal life insurance contracts, and investment contracts with no substantial mortality or morbidity risk, policyholder liabilities equal the policyholder account values. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges, and administrative expenses charged to the policyholders.

     For traditional participating life insurance policies, policyholder liabilities are computed using the net level premium reserve for death and endowment policy benefits. Mortality and interest assumptions are the same as the non-forfeiture benefit assumptions at the time the policy was issued. Interest rate assumptions used in the calculation of the liabilities for traditional participating life insurance policies range from 2.5% to 7.8%. As of December 31, 2005, participating insurance expressed as a percentage of gross actuarial reserves and account values was 41.2%.

     For those participating policies in force as of September 23, 1999 and as a result of the demutualization of The Manufacturers Life Insurance Company ("MLI"), an indirect parent, separate sub-accounts were established within the participating accounts of the Company. These sub-accounts permit this participating business to be operated as a separate "closed block" of business. As of December 31, 2005, $8,743 (2004
     - $9,527) of policyholder liabilities and accruals related to the participating policyholders' accounts were included in the closed block.

     JH USA's Board of Directors approves the amount of policyholder dividends to be paid annually. The aggregate amount of policyholder dividends was calculated based on actual interest, mortality, morbidity and expense experience for the year, and on management's judgment as to the appropriate level of equity to be retained by the Company. The carrying value of this liability approximated the earned amount and fair value as of December 31, 2005.

  h) Separate Accounts

     Separate account assets and liabilities represent funds that are separately administered, principally for investment contracts related to group pension business as well as for variable annuity and variable life contracts, and for which the contractholder, rather than the Company, bears the investment risk. Separate account contractholders have no claim against the assets of the general account of the Company. Separate account assets are recorded at market value. Operations of the separate accounts are not included in the accompanying consolidated financial statements. However, fees charged on separate account policyholder funds are included in revenues of the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.))

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          DECEMBER 31, 2005 AND 2004
                    ($ in millions unless otherwise stated)

2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

  i) Revenue Recognition

     Premiums on long-duration life insurance and reinsurance contracts are recognized as revenue when due. Premiums on short-duration contracts are earned over the related contract period. Net premiums on limited-payment contracts are recognized as revenue and the difference between the gross premium received and the net premium is deferred and recognized in income based on either a constant relationship to insurance in force or the present value of annuity benefits, depending on the product type.

     Fee income from annuity contracts, pension contracts, and insurance contracts consists of charges for mortality, expense, surrender and administration that have been assessed against the policyholder account balances. To the extent such charges compensate the Company for future services, they are deferred and recognized in income over the period earned using the same assumptions as those associated with the amortization of DAC.

     Interest on fixed-maturity securities and performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premiums or discounts. Interest on restructured mortgage loans is recorded as income based on the rate to be paid; interest on delinquent mortgage loans is recorded as income on a cash basis. Dividends are recorded as income on the ex-dividend date.

  j) Policyholder Benefits and Claims

     Benefits for variable annuity and variable life contracts, for universal life insurance contracts, and for investment pension contracts include interest credited to policyholder account values and benefit claims incurred during the period in excess of policyholder account values.

  k) Reinsurance

     The Company routinely utilizes reinsurance transactions to minimize exposure to large risks. Life reinsurance is accomplished through various plans including yearly renewable term, co-insurance, and modified co-insurance. Reinsurance premiums, policy charges for cost of insurance, and claims are accounted for on a basis consistent with that used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, fees, and claims are reported net of reinsured amounts.

     The amount recoverable from reinsurers and pertaining to policyholder liabilities is presented as a separate asset on the consolidated balance sheets. For those claims paid and covered by a reinsurance treaty, a reinsurance receivable has been included as part of other assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.))

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          DECEMBER 31, 2005 AND 2004
                    ($ in millions unless otherwise stated)

2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

  l) Stock-Based Compensation

     Certain JH USA employees are provided compensation in the form of stock options, deferred share units and restricted share units in MFC, the indirect parent of the Company. Effective January 1, 2003, MFC prospectively changed its accounting policy for employee stock options from the intrinsic value method to the fair value method for awards granted on or after January 1, 2002. As a result, the fair value of the stock options granted by MFC to the Company's employees is recorded by the Company over the vesting periods. The fair value of the deferred share units granted by MFC to JH USA employees is recognized in the accounts of JH USA over the vesting periods of the units. The intrinsic fair value of the restricted share units granted by MFC to JH USA employees is recognized in the accounts of JH USA over the vesting periods of the units. The stock-based compensation is a legal obligation of MFC, but in accordance with U.S generally accepted accounting principles, is recorded in the accounts of JH USA.

  m) Income Taxes

     Income taxes have been provided for in accordance with SFAS No. 109, "Accounting for Income Taxes". Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities, and are measured using the enacted tax rates and laws that likely will be in effect when the differences are expected to reverse. The measurement of deferred tax assets is reduced by a valuation allowance if, based upon the available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

     JH USA joins its indirect parent, Manulife Holdings (Delaware) LLC, and its subsidiaries, with the exception of John Hancock Life Insurance Company of New York ("JH NY"), in filing a consolidated federal income tax return. JH NY files a separate federal income tax return.

     In accordance with the income tax-sharing agreements in effect for the applicable tax years, the Company's income tax provision (or benefit) is computed as if JH USA and the companies filed separate income tax returns. The tax charge to each of the respective companies will not be more than that which each company would have paid on a separate return basis. Settlements of taxes are made through an increase or reduction to other liabilities. Such settlements occur on a periodic basis in accordance with the tax sharing agreement. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.))

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          DECEMBER 31, 2005 AND 2004
                    ($ in millions unless otherwise stated)

2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

  n) Foreign Currency Translation

     The consolidated balance sheets of the Company's foreign operations and the Company's non-U.S. dollar investments are translated into U.S. dollars using translation rates in effect at the consolidated balance sheet dates. The consolidated statements of income of the Company's foreign operations are translated into U.S. dollars using average translation rates prevailing during the respective periods. Translation adjustments are included in accumulated other comprehensive income.

  o) Reclassifications

     Certain prior year balances have been reclassified to conform to the current year's presentation.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.))

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          DECEMBER 31, 2005 AND 2004
                    ($ in millions unless otherwise stated)

3.   INVESTMENTS AND INVESTMENT INCOME

  a) Fixed-Maturity and Equity Securities

     As of December 31, 2005, all fixed-maturity and equity securities have been classified as available-for-sale and reported at fair value. The amortized cost and fair value are summarized as follows:

                                               Gross        Gross
                                              Unrealized Unrealized
                             Amortized Cost    Gains       Losses      Fair Value
                             --------------- ----------- ----------  ---------------
As of December 31,            2005    2004   2005  2004  2005  2004   2005    2004
------------------           ------- ------- ----  ----  ----  ----  ------- -------
Fixed-maturity securities:
U.S. government              $ 4,332 $ 3,308 $102  $111  $(35) $ (8) $ 4,399 $ 3,411
Foreign governments            1,019   1,063  221   203     -     -    1,240   1,266
Corporate                      5,723   5,882  321   494   (56)  (14)   5,988   6,362
Mortgage - backed securities     141     143    4     7    (2)   (1)     143     149
                             ------- ------- ----  ----  ----  ----  ------- -------
TOTAL FIXED-MATURITY
  SECURITIES                 $11,215 $10,396 $648  $815  $(93) $(23) $11,770 $11,188
                             ------- ------- ----  ----  ----  ----  ------- -------
EQUITY SECURITIES            $   478 $   382 $113  $ 91  $ (7) $ (7) $   584 $   466
                             ======= ======= ====  ====  ====  ====  ======= =======

     Proceeds from sales of fixed-maturity securities during 2005 were $8,293 (2004 - $8,860; 2003 - $10,986). Gross gains and losses of $214 and $64, respectively, were realized on those sales (2004 - $252 and $123, respectively; 2003 - $251 and $122, respectively). In addition during 2005, other-than-temporary impairments on fixed maturity securities of $0 (2004 - $0; 2003 - $10) were recognized in the consolidated statements of income.

     Proceeds from sales of equity securities during 2005 were $153 (2004 - $209; 2003 - $530). Gross gains and losses of $37 and $8, respectively, were realized on those sales (2004 - $35 and $28, respectively; 2003 - $181 and $147, respectively). In addition, during 2005 other-than-temporary impairments on equity securities of $14 (2004 - $10; 2003 - $51) were recognized in the consolidated statements of income.

     The cost amounts for both fixed-maturity securities and equity securities are net of the other-than-temporary impairment charges.

     As of December 31, 2005, there were 366 (2004 - 114) fixed-income securities that have a gross unrealized loss of $93 (2004 - $23) of which the single largest unrealized loss was $4 (2004 - $2). The Company anticipates that these fixed-income securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these fixed-income securities until they recover or mature.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.))

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          DECEMBER 31, 2005 AND 2004
                    ($ in millions unless otherwise stated)

3.   INVESTMENTS AND INVESTMENT INCOME (CONTINUED)

  a) Fixed-Maturity and Equity Securities (continued)

     As of December 31, 2005, there were 82 (2004 -69 ) equity securities that have a gross unrealized loss of $7 (2004 - $7) of which the single largest unrealized loss is $1 (2004 - $2). The Company anticipates that these equity securities will recover in value.

  Unrealized Losses on Fixed Maturity & Equity Securities - By Investment Age

                                         As of December 31, 2005
                           ---------------------------------------------------
                              Less than 12 months            12 months or more                  Total
                           -------------------------     -------------------------     ----------------------
                            Carrying                      Carrying                      Carrying
                            Value of                      Value of                      Value of
                           Securities                    Securities                    Securities
                           with Gross                    with Gross                    with Gross
                           Unrealized     Unrealized     Unrealized     Unrealized     Unrealized     Unrealized
Description of Securities:    Loss          Losses          Loss          Losses          Loss          Losses
-------------------------- ----------     ----------     ----------     ----------     ----------     ----------
 U.S. government             $1,731          $(31)          $237           $ (6)         $1,968         $ (37)
 Corporate                    1,525           (36)           574            (20)          2,099           (56)
                             ------   -      ----    -      ----    -      ----    -     ------   -     -----
 Total, fixed-maturities      3,256           (67)           811            (26)          4,067           (93)
 Equity securities               37            (4)            22             (3)             59            (7)
                             ------   -      ----    -      ----    -      ----    -     ------   -     -----
 TOTAL                       $3,293          $(71)          $833           $(29)         $4,126         $(100)
                             ======   =      ====    =      ====    =      ====    =     ======   =     =====

The contractual maturities of fixed-maturity securities at December 31, 2005 are shown below:

As of December 31, 2005,                         Amortized Cost   Fair Value
----------------------------------------------   --------------   ----------
Fixed-maturity securities, excluding mortgage-backed securities:

   Due in one year or less....................      $   279        $   277
   Due after one year through five years......        1,040          1,059
   Due after five years through ten years.....        5,042          5,049
   Due after ten years........................        4,713          5,242
Mortgage-backed securities                              141            143
                                                    -------        -------
TOTAL FIXED - MATURITY SECURITIES                   $11,215        $11,770
                                                    =======        =======

Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Corporate requirements and investment strategies may result in the sale of investments before maturity.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.))

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          DECEMBER 31, 2005 AND 2004
                    ($ in millions unless otherwise stated)

3.   INVESTMENTS AND INVESTMENT INCOME (CONTINUED)

  b) Mortgage Loans

     Mortgage loans were reported at amortized cost, net of a provision for losses. The impaired mortgage loans and the related allowances for mortgage loan losses were as follows:

                As of December 31,                2005    2004
                ----------------------            ----    ----
                IMPAIRED LOANS                    $ 82    $ 85
                                                  ----    ----
                Allowance, January 1              $ 10    $ 31
                Deductions                          (3)    (21)
                                                  ----    ----
                ALLOWANCE, DECEMBER 31            $  7    $ 10
                                                  ====    ====

     All impaired loans have been provided for and no interest is accrued on impaired loans.

  c) Investment Income

     Income by type of investment was as follows:

            For the years ended
            December 31,                 2005      2004      2003
            -------------------------   ------    ------    ------
            Fixed-maturity securities   $  705    $  692    $  737
            Equity securities               17        16        12
            Mortgage loans                 157       155       149
            Investment real estate          92        86        86
            Other investments              233       230       228
                                        ------    ------    ------
            Gross investment income      1,204     1,179     1,212
            Investment expenses            (35)      (31)      (38)
                                        ------    ------    ------
            NET INVESTMENT INCOME       $1,169    $1,148    $1,174
                                        ======    ======    ======

  d) Significant Equity Interests

     JH USA holds a 27.7% indirect interest in Flex Leasing I, LLC ("Flex I") which is accounted for using the equity method whereby JH USA recognizes its proportionate share of Flex I net income or loss. In 2003, JH USA sold its 19.6% direct interest in Flex Leasing II, LLC ("Flex II"), which also had been accounted for using the equity method, for a realized gain of $1.

     As of September 30, 2005, total assets for Flex I were $283 (2004 - $290; 2003 - $296), and total liabilities were $217 (2004 - $230; 2003 - $237).
     For the year ended September 30, 2005, net loss was $3 (2004 - $3; 2003 - $5).

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.))

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          DECEMBER 31, 2005 AND 2004
                    ($ in millions unless otherwise stated)

3.   INVESTMENTS AND INVESTMENT INCOME (CONTINUED)

  e) Securities Lending

     The Company engages in securities lending to generate additional income. Certain securities from its portfolio are loaned to other institutions for certain periods of time. Collateral, which exceeds the market value of the loaned securities, is deposited by the borrower with the Company and retained by the Company until the underlying security has been returned to the Company. The collateral is reported in cash and other liabilities. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value fluctuates. As of December 31, 2005, the Company had loaned securities (which are included in invested assets) with a carrying value and market value of approximately $3,609 and $3,636, respectively (2004 - $2,579 and $2,645, respectively).

4.   COMPREHENSIVE INCOME

  a) Comprehensive income was as follows:

      For the years ended December 31,                    2005     2004    2003
      -----------------------------------------------    -----    -----    -----
      Net income                                         $ 548    $ 459    $ 191
                                                         =====    =====    =====
      Other comprehensive income, net of DAC,
        deferred income taxes and other amounts
        required to satisfy policyholder liabilities:
         Unrealized holding (losses) gains arising
           during the year                                 (29)     118      209
         Minimum pension (liability) asset                 (21)      (1)      24
         Foreign currency translation                        -       57      131
         Less:
             Reclassification adjustment for
               realized gains and losses included
               in net income                               111      139       82
                                                         -----    -----    -----
      Other comprehensive (loss) income                   (161)      35      282
                                                         -----    -----    -----
      COMPREHENSIVE INCOME                               $ 387    $ 494    $ 473
                                                         =====    =====    =====

     Other comprehensive income is reported net of tax (benefit) expense of $(87), $11, and $81 for 2005, 2004 and 2003, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(FORMERLYTHE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.))

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          DECEMBER 31, 2005 AND 2004
                    ($ in millions unless otherwise stated)

4.   COMPREHENSIVE INCOME (CONTINUED)

  b) Accumulated other comprehensive income was comprised of the following:

            As of December 31,                        2005     2004
            --------------------------------------   -----    -----
            Unrealized gains :

               Beginning balance                     $ 619    $ 640
               Current period change                  (140)     (21)
                                                     -----    -----
               Ending balance                        $ 479    $ 619
                                                     -----    -----
            Minimum pension liability:

               Beginning balance                     $  (4)   $  (3)
               Current period change                   (21)      (1)
                                                     -----    -----
               Ending balance                        $ (25)   $  (4)
                                                     -----    -----
            Foreign currency translation:

               Beginning balance                     $ 213    $ 156
               Current period change                     -       57
                                                     -----    -----
               Ending balance                        $ 213    $ 213
                                                     -----    -----
            ACCUMULATED OTHER COMPREHENSIVE INCOME   $ 667    $ 828
                                                     =====    =====

  c) Net Unrealized Gains on Securities Available-for-Sale:

     Net unrealized gains on fixed-maturity and equity securities included in other comprehensive income were as follows:

      As of December 31,                                        2005      2004
      ------------------------------------------------------   ------    ------
      Gross unrealized gains                                   $1,201     1,355
      Gross unrealized losses                                    (144)      (56)
      DAC and other amounts required to satisfy policyholder
        liabilities                                              (341)     (349)
      Deferred income taxes                                      (237)     (331)
                                                               ------    ------
      NET UNREALIZED GAINS ON SECURITIES
        AVAILABLE-FOR-SALE                                     $  479    $  619
                                                               ======    ======

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(FORMERLYTHE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.))

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          DECEMBER 31, 2005 AND 2004
                    ($ in millions unless otherwise stated)

5.   DEFERRED ACQUISITION COSTS ("DAC") AND DEFERRED SALES INDUCEMENTS ("DSI")

     The components of the change in DAC were as follows:

      For the years ended December 31,                         2005       2004
      ----------------------------------------------------   -------    -------
      Balance, January 1                                     $ 3,448    $ 2,939
      Capitalization                                             940        806
      Amortization                                              (293)      (330)
      Transfer of Taiwan operations (note 17)                    (47)
      Change in accounting principle (note 2 a)                              14
      Effect of net unrealized gains on available-for-sale
        securities                                                64         19
                                                             -------    -------
      BALANCE, DECEMBER 31                                   $ 4,112    $ 3,448
                                                             =======    =======

     The components of the change in DSI were as follows:

  For the years ended December 31,                           2005    2004
  -------------------------------------------------------    ----    ----
  Balance, January 1                                         $228    $215
  Capitalization                                               36      41
  Amortization                                                (29)    (28)
  Transfer of Taiwan operations (note 17)                      (4)
                                                             ----    ----
  BALANCE, DECEMBER 31                                       $231    $228
                                                             ====    ====

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.))

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          DECEMBER 31, 2005 AND 2004
                    ($ in millions unless otherwise stated)

6.   INCOME TAXES

     The components of income tax expense were as follows:

      For the years ended December 31, 2005 2004 2003
      -------------------------------- ---- ---- ----
      Current expense (benefit)        $119 $ 40 $(66)
      Deferred expense                  128  128  143
                                       ---- ---- ----
      TOTAL EXPENSE                    $247 $168 $ 77
                                       ==== ==== ====

     Income before federal income taxes differs from taxable income principally due to tax-exempt investment income, dividends received tax deductions, differences in the treatment of policy acquisition costs, and differences in reserves for policy and contract liabilities for tax and financial reporting purposes.

     Deferred income tax assets and liabilities result from tax affecting the differences between the financial statement values and tax values of assets and liabilities at each consolidated balance sheet date. The Company's deferred income tax assets and liabilities were as follows:

      Balances as of December 31,                            2005   2004
      ---------------------------                           ------ ------
      Deferred tax assets:
         Differences in computing policy reserves           $  777 $  704
         Investments                                             6      -
         Policyholder dividends payable                         11      -
         Net operating loss                                      -     69
         Other deferred tax assets                             176    113
                                                            ------ ------
      Deferred tax assets                                   $  970 $  886
                                                            ------ ------
      Deferred tax liabilities:
         Deferred acquisition costs                         $  889 $  735
         Unrealized gains on securities available-for-sale     364    465
         Premiums receivable                                    23     23
         Investments                                           283    229
         Reinsurance                                            20      2
         Other deferred tax liabilities                          1      1
                                                            ------ ------
      Deferred tax liabilities                              $1,580 $1,455
                                                            ------ ------
      NET DEFERRED TAX LIABILITIES                          $  610 $  569
                                                            ====== ======

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.))

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          DECEMBER 31, 2005 AND 2004
                    ($ in millions unless otherwise stated)

6.   INCOME TAXES (CONTINUED)

     As of December 31, 2005, the Company had utilized all available operating loss carry forwards from prior years. As of December 31, 2005, the Company had $26 of tax credits available with no expiration date. As of December 31, 2004 and December 31, 2003, the Company had operating loss carry forwards of $198 and $508, respectively, and $4 and $3, respectively, of tax credits.

     The Company made income tax payments of $66, $4, and $5 in 2005, 2004, and 2003, respectively.

7.   SHAREHOLDER'S EQUITY

     Capital stock is comprised of the following:

                                                           2005 2004
                                                           ---- ----
         Authorized:
            50,000,000 Preferred shares, Par value $ 1.00    -    -
            50,000,000 Common shares, Par value $ 1.00       -    -
         Issued and outstanding:
            100,000 Preferred shares                         -    -
            4,728,934 Common shares                         $5   $5

     JH USA and its life insurance subsidiary are subject to statutory limitations on the payment of dividends. Dividend payments in excess of prescribed limits cannot be paid without the prior approval of U.S. insurance regulatory authorities.

     Net income and capital and surplus, as determined in accordance with U.S.statutory accounting principles for JH USA and its life insurance subsidiary were as follows:

                                                 US Statutory Basis
     For the years ended December 31,       2005        2004        2003
     --------------------------------       ---- ------------------ ----
     John Hancock Life Insurance Company
       (U.S.A.):
        Net income                          $ 11       $  304       $289
        Capital and surplus                  945        1,165        954

     John Hancock Life Insurance Company of
       New York:
        Net income                          $ 13       $   21       $  2
        Capital and surplus                  101           51         52

     As a result of the demutualization of MLI there are regulatory restrictions on the amounts of participating profit that can be transferred to shareholders. These restrictions generally take the form of a fixed percentage of policyholder dividends. The transfers are governed by the terms of MLI's Plan of Demutualization.

     As of December 31, 2005, assets in the amount of $9 (2004-$7) were on deposit with government authorities or trustees as required by law.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.))

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          DECEMBER 31, 2005 AND 2004
                    ($ in millions unless otherwise stated)

8.   PENSION AND OTHER POST-EMPLOYMENT BENEFITS

  a) Employee Retirement Plans

     The Company sponsors a non-contributory pension plan entitled "The Manulife Financial U.S. Cash Balance Plan" (the "Plan").

     Pension benefits are provided to participants of the Plan after three years of vesting service with the Company and are a function of the length of service together with final average earnings. The normal form of payment under the Plan is a life annuity, payable at the normal retirement age of 65, and is actuarially equivalent to the cash balance account. Various optional forms of payment are available including a lump sum. Early retirement benefits are actuarially equivalent to the cash balance account, but are subsidized for participants who were age 45 with five or more years vesting service with the Company as of July 1, 1998 and who terminate employment after attaining age 50 and have completed 10 years of service.

     Cash balance accounts under the Plan are credited annually with contribution credits and semi-annually with interest credits. Future contribution credits will vary based on service. Interest credits are based on the greater of one-year U.S. Treasury Constant Maturity Bond yields and 5.25% per annum.

     Actuarial valuation of accumulated plan benefits are based on projected salaries, an assumed discount rate, and best estimates of investment yields on plan assets, mortality of participants, employee termination, and ages at retirement. Pension costs that relate to current service are funded as they accrue and are charged to earnings of the Company in the current period. Vested benefits are fully funded. Experience gains and losses are amortized to income of the Company over the estimated average remaining service lives of the plan participants. No contributions were made during the current or prior year because the Plan was subject to the full funding limitation under the Internal Revenue Code.

     As of December 31, 2005 and 2004, the projected benefit obligation to the participants of the Plan was $85 (2004-$78), and the accumulated benefit obligation was $74 (2004-$69) which was based on an assumed interest rate of 5.5% (2004-5.75%). The fair value of the Plan assets totaled $71 as of December 31, 2005 (2004-$74).

     The Company also sponsors an unfunded supplemental cash balance plan entitled "The Manulife Financial U.S. Supplemental Cash Balance Plan" (the "Supplemental Plan"). This non-qualified plan provides defined pension benefits in excess of limits imposed by law. Compensation is not limited and benefits are not restricted by the Internal Revenue Code.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.))

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          DECEMBER 31, 2005 AND 2004
                    ($ in millions unless otherwise stated)

8.   PENSION AND OTHER POST-EMPLOYMENT BENEFITS (CONTINUED)

  a) Employee Retirement Plans (continued)

     Benefits under the Supplemental Plan are provided to participants who terminate after three years of service. The default form of payment under this plan is a lump sum, although participants may elect to receive payment in the form of an annuity provided that such an election is made within the time period prescribed in the Supplemental Plan. If an annuity form of payment is elected, the amount payable is equal to the actuarial equivalent of the participant's balance under the Supplemental Plan, using the factors and assumptions for determining immediate annuity amounts applicable to the participant under the Plan.

     Cash balance contribution credits for the Supplemental Plan vary with service, and interest credits are based on the greater of one-year U.S. Treasury Constant Maturity Bond yields and 5.25% per annum. The annual contribution credits are made in respect of the participant's compensation that is in excess of the limit set by the Internal Revenue Code. Together, these contributions serve to restore to the participant the benefit that he/she would have been entitled to under the Plan's benefit formula except for the pay and benefit limitations in the Internal Revenue Code.

     As of December 31, 2005, the projected benefit obligation to the participants of the Supplemental Plan was $33 (2004 - $28), which was based on an assumed interest rate of 5.5% (2004 - 5.75%).

  b) 401(k) Plan

     The Company sponsors a defined contribution 401(k) savings plan, which is subject to the provisions of the Employee Retirement Income Security Act of 1974. The Company contributed $4 and $2 in 2005 and 2004, respectively.

  c) Post-retirement Benefit Plan

     In addition to the retirement plans, the Company sponsors a post-retirement benefit plan that provides retiree medical and life insurance benefits to those who have attained age 50 and have 10 or more years of service with the Company. This plan provides primary medical coverage for retirees and spouses under age 65. When the retirees or the covered spouses reach age 65, Medicare provides primary coverage and this plan provides secondary coverage. This plan is contributory with the amount of contribution based on the service of the employees as at the time of retirement. It also provides the employee with a life insurance benefit of 100% of the salary just prior to retirement up to a maximum of $150,000. This life insurance benefit is reduced to 65% on the first of January following retirement, and is further reduced to 30% at age 70.

     The Company accounts for its retiree benefit plan using the accrual method. At December 31, 2005, the benefit obligation of the postretirement benefit plan was $35 (2004 - $30), which was based on an assumed interest rate of 5.5% (2004 - 5.75%). This plan is unfunded. Post-retirement benefit plan expenses for 2005 were $4 (2004 - $3).

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.))

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          DECEMBER 31, 2005 AND 2004
                    ($ in millions unless otherwise stated)

8.   PENSION AND OTHER POST-EMPLOYMENT BENEFITS (CONTINUED)

  d) Financial Information regarding the Employee Retirement Plans and the Post-retirement Benefit Plan

     Pension plans based in the United States require annual valuations, with the most recent valuations performed as of January 1, 2005.

     Information applicable to the Employee Retirement Plans and the Post-retirement Benefit Plan as estimated by a consulting actuary for the December 31 year-ends is as follows:

                                                                       Employee    Post-retirement
                                                                      Retirement     Benefit
                                                                         Plans        Plan
                                                                     ------------  --------------
       As of December 31,                                             2005   2004  2005    2004
       ------------------                                            -----  -----  ----    ----
       Change in benefit obligation

       Benefit obligation at beginning of year                       $(106) $(102) $(30)   $(29)
       Service cost                                                     (6)    (5)   (2)     (1)
       Interest cost                                                    (6)    (6)   (2)     (2)
       Actuarial loss                                                   (8)     -    (1)      -
       Plan amendments                                                   -      -    (1)      -
       Impact of Medicare                                                -      -     -       1
       Benefits paid                                                     8      7     1       1
                                                                     -----  -----   ----    ----
       Benefit obligation at end of year                             $(118) $(106) $(35)   $(30)
                                                                     -----  -----   ----    ----
       Change in plan assets
       Fair value of plan assets at beginning of year                $  74  $  71  $  -    $  -
       Actual return on plan assets                                      3      9     -       -
       Employer contribution                                             2      1     1       1
       Benefits paid                                                    (8)    (7)   (1)     (1)
                                                                     -----  -----   ----    ----
       Fair value of plan assets at end of year                         71  $  74  $  -    $  -
                                                                     -----  -----   ----    ----
       Funded status                                                 $ (47) $ (32) $(35)   $(30)
       Unrecognized actuarial loss (gain)                               53     45    (4)     (6)
       Unrecognized prior service cost                                   2      3     -       -
                                                                     -----  -----   ----    ----
       Net amount recognized                                         $   8  $  16  $(39)   $(36)
                                                                     =====  =====   ====    ====
       Amounts recognized in consolidated balance sheets consist of:
          Prepaid benefit cost                                       $  30  $  36  $  -    $  -
          Accrued benefit liability                                    (63)   (26)  (39)    (37)
          Intangible asset                                               2      -     -       -
          Accumulated other comprehensive income                        38      6     -       -
                                                                     -----  -----   ----    ----
       Net amount recognized                                         $   7  $  16  $(39)   $(37)
                                                                     =====  =====   ====    ====

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.))

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          DECEMBER 31, 2005 AND 2004
                    ($ in millions unless otherwise stated)

8.   PENSION AND OTHER POST-EMPLOYMENT BENEFITS (CONTINUED)

     Weighted-average assumptions used to determine net benefit obligation:

                                                                   Other
                                                     Pension   Postretirement
                                                    Benefits     Benefits
                                                   ----------- -------------
     As of December 31,                            2005  2004   2005    2004
     ------------------                            ----  ----  -----   -----
     Discount rate                                 5.50% 5.75%  5.50%   5.75%
     Rate of compensation increase                 4.00% 4.00%   N/A     N/A
     Health care trend rate for following year                 10.00%  10.50%
     Ultimate trend rate                                        5.00%   5.00%
     Year ultimate rate reached                                 2016    2016

     Weighted-average assumptions used to
       determine net periodic benefit cost:

                                                                   Other
                                                     Pension   Postretirement
                                                    Benefits     Benefits
                                                   ----------  -------------
     As of December 31,                            2005  2004   2005    2004
     ------------------                            ----  ----  -----   -----
     Discount rate                                 5.75% 6.00%  5.75%   6.00%
     Expected return on plan assets                8.25% 8.25%   N/A     N/A
     Rate of compensation increase                 4.00% 5.00%   N/A     N/A
     Health care trend rate for following year                 10.50%  11.00%
     Ultimate trend rate                                        5.00%   5.00%
     Year ultimate rate reached                                 2016    2016

     As of December 31, 2005 and 2004, the accrued post-retirement benefit plan obligation was $35 and $30, respectively. The post-retirement benefit obligation for eligible active employees was $4. The amount of the post-retirement benefit obligation for ineligible active employees was $4. For measurement purposes as of December 31, 2005, a 10.0% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2006 for both pre-65 and post-65 coverage. This rate was assumed to decrease gradually to 5.0% in 2016 and will remain at that level thereafter.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.))

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          DECEMBER 31, 2005 AND 2004
                    ($ in millions unless otherwise stated)

8.   PENSION AND OTHER POST-EMPLOYMENT BENEFITS (CONTINUED)

                                                                       Other
                                                            Pension  Postretirement
                                                           Benefits  Benefits
                                                           --------  --------------
  As of December 31,                                       2005 2004 2005    2004
  ------------------                                       ---- ---- ----    ----
  Components of net periodic benefit cost for plan sponsor
  Service cost                                             $ 6  $ 5  $ 2      $1
  Interest cost                                              6    6    2       2
  Expected return on plan assets                            (5)  (6)   -       -
  Amortization of net transition obligation                  -   (1)   -       -
  Prior service cost amortization                            -    -    1       -
  Actuarial gain/loss amortization                           3    -   (1)      -
  Recognized actuarial loss                                  -    3    -       -
                                                           ---  ---  ---      --
  NET PERIODIC BENEFIT COST                                $10  $ 7  $ 4      $3
                                                           ===  ===  ===      ==

     For the pension plans with accumulated benefit obligations in excess of plan assets, the projected benefit obligation, the accumulated benefit obligation, and the fair value of plan assets were $33, $30, and $0, respectively, as of December 31, 2005 and $28, $26 and $0, respectively, as of December 31, 2004.

     Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage-point change in assumed health care cost trend rates would have the following effects on 2005 reported expenses:

                                                        One-Percentage- One-Percentage-Point
                                                        Point Increase        Decrease
                                                        --------------- --------------------
Effect on total of service and interest cost components       $1                $(1)
Effect on post-retirement benefit obligation                  $3                $(2)

     No contributions are anticipated during the next ten years and the expected benefit payments for the next ten years are as follows:

     Projected Employer Pension Benefits Payment

                                 Total      Total
                       Year    Qualified Nonqualified Total
                     --------- --------- ------------ -----
                     2006         $ 6        $ 2       $ 8
                     2007           7          2         9
                     2008           7          2         9
                     2009           7          3        10
                     2010           7          3        10
                     2011-2015     37         15        52

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(FORMERLYTHE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.))

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          DECEMBER 31, 2005 AND 2004
                    ($ in millions unless otherwise stated)

8.   PENSION AND OTHER POST-EMPLOYMENT BENEFITS (CONTINUED)

     Projected Employer Postretirement Benefits Payment (includes Future Service Accruals)

                                   Net of Medicare Part D
          Year      Gross Payments        Subsidy         Net Payments
          ----      -------------- ---------------------- ------------
          2006           $ 2                 $-               $ 2
          2007             2                  -                 2
          2008             2                  -                 2
          2009             2                  -                 2
          2010             2                  -                 2
          2011-2015       13                  1                12

e)   Plan Assets

     The weighted average assets for the Company's U.S. Cash Balance Plan as of December 31, 2005 and December 31, 2004, by asset category were as follows:

                                                                  Plan Assets
                                                                  ----------
     As of December 31,                                           2005  2004
     -----------------------------------------------------------  ----  ----
     Equity Securities                                             65%   63%
     Debt Securities                                               31%   33%
     Real Estate                                                    4%    4%
                                                                  ---   ---
     TOTAL                                                        100%  100%
                                                                  ===   ===

     The primary objective is to maximize the long-term investment return while maintaining an acceptable variability of pension expense without undue risk of loss or impairment. The range of target allocation percentages included a 50% to 80% range for equity securities with a target allocation of 65% and a range of 20% to 50% for debt securities with a target allocation of 35%. In addition, while there is no set target allocation, real estate is also included as an investment vehicle. To the extent an asset class exceeds its maximum allocation, the Company shall determine appropriate steps, as it deems necessary, to rebalance the asset class. To the extent that any portion of the assets is managed by one or more fund managers, each manager will employ security selection and asset mix strategies to try to add value to the returns that would otherwise be earned by the alternative of passively managing the fund assets.

     Overall Guidelines

     . No more than 5% of the market value of the total assets can be invested in any one company's securities.

     . No more than 5% of a corporation's outstanding issues in a given security class may be purchased.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(FORMERLYTHE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.))

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          DECEMBER 31, 2005 AND 2004
                    ($in millions unless otherwise stated)

8.   PENSION AND OTHER POST-EMPLOYMENT BENEFITS (CONTINUED)

     . No more than 25% of the market value of the portfolio can be invested in one industry sector unless authorized by the U.S. Retirement Committee (managers may employ any acceptable industry classification approach). This restriction does not apply to investments made in U.S. Government securities.

     . Futures, covered options or any other derivative investments may be used for hedging or defensive purposes only. Use of these investments to leverage the portfolio is prohibited.

     . Investments in securities of the investment manager, custodian or any other security which would be considered a non-exempt prohibited transaction or a self-dealing transaction under the Employee Retirement Income Security Act are prohibited.

     . Each fund manager will maintain a fully invested (5% or less in cash equivalents) portfolio according to the mandate mutually agreed to by the fund manager and the U.S. Retirement Committee. Any exceptions to this must be agreed to in writing by the U.S. Retirement Committee.

         The information that follows shows supplemental information for the Company's defined benefit pension plans. Certain key summary data is shown separately for qualified plans and non-qualified plans.

Obligations and Funded Status:

                                                                       Years Ended December 31,
                                                       --------------------------------------------------------
                                                                   2005                         2004
                                                       ---------------------------  ---------------------------
                                                       Qualified Nonqualified       Qualified Nonqualified
                                                         Plans      Plans     Total   Plans      Plans     Total
                                                       --------- ------------ ----- --------- ------------ -----
Benefit obligation at the end of year                    $ 85        $ 33     $118     $78        $ 28     $106
Fair value of plan assets at end of year                   71           -       71      74           -       74
Funded status (assets less obligations)                   (14)        (33)     (47)     (4)        (28)     (32)
Unrecognized net actuarial loss                            42          11       53      38           7       45
Unrecognized prior service cost                             2           -        2       2           1        3
                                                         ----        ----     ----     ---        ----     ----
Prepaid (accrued) benefit cost                           $ 30        $(22)    $  8     $36        $(20)    $ 16
                                                         ====        ====     ====     ===        ====     ====
Amounts recognized in the consolidated balance sheets:
Prepaid benefit cost                                     $ 30           -     $ 30     $36           -     $ 36
Accrued benefit liability including minimum liability     (33)       $(30)     (63)      -        $(26)     (26)
Intangible asset                                            2           -        2       -           -        -
Accumulated other comprehensive income                     31           7       38       -           6        6
                                                         ----        ----     ----     ---        ----     ----
Net amount recognized                                    $ 30        $(23)    $  7     $36        $(20)    $ 16
                                                         ====        ====     ====     ===        ====     ====
Components of net periodic benefit cost:
Service cost                                             $  5        $  1     $  6     $ 4        $  1     $  5
Interest cost                                               4           2        6       4           2        6
Expected return on plan assets                             (6)          -       (6)     (6)          -       (6)
Amortization of transition asset                            -           -        -      (1)          -       (1)
Actuarial (gain)/loss amortization                          3           1        4       3           -        3
                                                         ----        ----     ----     ---        ----     ----
Net periodic benefit cost                                $  6        $  4     $ 10     $ 4        $  3     $  7
                                                         ====        ====     ====     ===        ====     ====

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(FORMERLYTHE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.))

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          DECEMBER 31, 2005 AND 2004
                    ($in millions unless otherwise stated)

9.   STOCK BASED COMPENSATION

There are no stock based compensation plans involving stock of JH USA. However, employees of JH USA participate in the Executive Stock Option Plan of MFC (the "ESOP"). Under this plan, stock options are periodically granted to selected individuals. The stock options provide the holder with the right to purchase common shares at an exchange price equal to the closing market price of MFC's common shares on the Toronto Stock Exchange on the business day immediately preceding the date the options were granted. The options vest over a period not exceeding four years and expire not more than 10 years from the grant date. In 2000, MFC also granted deferred share units (the "DSUs") to certain employees under the ESOP. The DSUs vested over a four-year period and each unit entitles the holder to receive one common share of MFC on retirement or termination of employment. The DSUs attract dividends in the form of additional DSUs at the same rate as dividends on the common shares of MFC. In 2005, DSUs were issued to certain employees who elected to defer their annual bonus, in part or otherwise, under the ESOP. These DSUs vested immediately upon grant and entitle the holder to receive payment equal to the value of the same number of common shares plus credited dividends upon retirement or termination of employment. No DSUs were granted during 2004. JH USA recorded compensation expense for the year ended December 31, 2005 of $5 related to DSUs granted by MFC to its employees (2004 - $2; 2003 - $1).

Effective January 1, 2001, MFC established the Global Share Ownership Plan (the "GSOP") for its eligible employees and the Stock Plan for Non-Employee Directors in which JH USA employees can participate. Under this plan, qualifying employees of JH USA can choose to have up to 5% of their annual base earnings applied toward the purchase of common shares of MFC. Subject to certain conditions, MFC will match 50% of the employee's eligible contributions to certain maximums. The MFC contributions vest immediately. All contributions will be used by the plan's trustee to purchase common shares in the open market. Amounts matched by MFC in respect of JH USA employees are charged and expensed to JH USA via the service agreement between JH USA and MFC.

In 2003, MFC established a new Restricted Share Unit ("RSU") plan. For the year ended December 31, 2005, RSUs were granted to certain eligible employees under this plan. RSUs represent phantom common shares of MFC that entitle a participant to receive payment equal to the market value of the same number of common shares, plus credited dividends, at the time the RSUs vest. RSUs vest at the end of three years, subject to performance conditions, and the related compensation expense is recognized. The Company recorded compensation expense related to RSUs of $28 for the year ended December 31, 2005 (2004 - $3; 2003 - $1).

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.))

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          DECEMBER 31, 2005 AND 2004
                    ($ in millions unless otherwise stated)

10.  DERIVATIVES AND HEDGING INSTRUMENTS

The fair value of derivative instruments classified as assets as of December 31, 2005 and 2004 was $8 and $26, respectively, and is reported on the consolidated balance sheets in other assets.

The fair value of derivative instruments classified as liabilities as of December 31, 2005 and 2004 was $41 and $43, respectively, and is reported on the consolidated balance sheets in other liabilities.

Fair Value Hedges. The Company uses interest rate swaps to reduce market risks from changes in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and either party makes principal payments.

The Company uses cross currency swaps to manage exposures to foreign currency arising from its balance sheet assets and liabilities. Cross currency swaps involve an initial and final exchange of principal amounts between parties as well as the exchange of fixed or floating interest payments in one currency for the receipt of fixed or floating interest payments in another currency.

For the year ended December 31, 2005, the Company recognized a net loss of $0 (2004 - $1; 2003 - $2) related to the ineffective portion of its fair value cross currency hedges.

Cash Flow Hedges. The Company uses interest rate swaps to hedge variable cash flows arising from floating-rate assets held on the balance sheet. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and either party makes principal payments.

The Company uses cross currency swaps to manage exposures to foreign currency and variable interest rates arising from its on-balance sheet assets. Cross currency swaps involve an initial and final exchange of principal amounts between parties as well as the exchange of fixed or floating interest payments in one currency for the receipt of fixed or floating interest payments in another currency. The Company uses foreign currency forward contracts to hedge foreign exchange risk, as it generates revenue and holds assets in U.S. dollars, but incurs a significant portion of its maintenance and acquisition expenses in Canadian dollars. These foreign currency contracts qualify as cash flow hedges of foreign currency expenses.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.))

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          DECEMBER 31, 2005 AND 2004
                    ($ in millions unless otherwise stated)

10.  DERIVATIVES AND HEDGING INSTRUMENTS (CONTINUED)

Derivatives Not Designated as Hedging Instruments. The Company uses interest rate swaps, interest rate floors, and cross currency swaps to reduce exposure to interest rates and foreign exchange arising from on-balance sheet assets without designating the derivatives as hedging instruments. Interest rate floors involve an initial payment/receipt of premium as well as potential interest payments depending on interest rate movements.

Outstanding derivative instruments were as follows:

                                             Notional or      Carrying
                                            Contract Amounts    Value    Fair Value
                                            ---------------- ----------  ----------
As of December 31,                           2005     2004   2005  2004  2005  2004
-------------------------------------------  ------  ------  ----  ----  ----  ----
Interest rate and currency swaps and floors $1,694   $1,491  $(39) $(41) $(39) $(41)
Interest rate options written                   12       12     -    (1)    -    (1)
Equity contracts                                 5        3     -     -     -     -
Currency forwards                              258      356     6    25     6    25
                                             ------  ------  ----  ----  ----  ----
TOTAL DERIVATIVES                           $1,969   $1,862  $(33) $(17) $(33) $(17)
                                             ======  ======  ====  ====  ====  ====

11.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and the estimated fair values of the Company's financial instruments as of December 31 were as follows:

                                             Carrying Value    Fair Value
                                             --------------- ---------------
    As of December 31,                        2005    2004    2005    2004
    ---------------------------------------  ------- ------- ------- -------
    Assets:
       Fixed-maturity and equity securities  $12,354 $11,654 $12,354 $11,654
       Mortgage loans                          2,410   2,367   2,475   2,516
       Policy loans                            2,187   2,681   2,187   2,681
       Short-term investments                    549     436     549     436
       Derivative financial instruments            8      26       8      26
    Liabilities:
       Insurance investment contracts          2,355   2,337   2,322   2,309
       Derivative financial instruments           41      43      41      43

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.))

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          DECEMBER 31, 2005 AND 2004
                    ($ in millions unless otherwise stated)

11.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

     The following methods and assumptions were used to estimate the fair values of the above financial instruments:

     Fixed-maturity and equity securities: Fair values of fixed-maturity and equity securities were based on quoted market prices where available. Where no quoted market price was available, fair values were estimated using values obtained from independent pricing services or, in the case of fixed-maturity private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of the investments.

     Mortgage loans: Fair value of mortgage loans was estimated using discounted cash flows and took into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

     Policy loans: Carrying values approximate fair values.

     Short-term investments: Fair values of short-term investments were based on quoted market prices.

     Insurance investment contracts: Fair value of insurance investment contracts, which do not subject the Company to significant mortality or morbidity risks, were estimated using cash flows discounted at market rates.

     Derivative financial instruments: Fair values of derivative financial instruments were based on current settlement values. These values were based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

12.  RELATED PARTY TRANSACTIONS

     The Company has formal service agreements with MFC, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting and certain other administrative services. Costs incurred under the agreements were $352 in 2005 (2004 - $281; 2003 - $254).

     There are two service agreements, both effective as of April 28, 2004, between the Company and John Hancock Life Insurance Company ("JHLICO"). Under one agreement, the Company provides services to JHLICO, and under the other JHLICO provides services to the Company. In both cases the Provider of the services can also employ a "Provider Affiliate" to provide services. In the case of the service agreement where JHLICO provides services to the Company, a "Provider Affiliate" means JHLICO's parent, JHFS, and its direct and indirect subsidiaries.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.))

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          DECEMBER 31, 2005 AND 2004
                    ($ in millions unless otherwise stated)

12.  RELATED PARTY TRANSACTIONS (CONTINUED)

     During 2005, the Company paid dividends of $200 to its shareholder, The Manufacturers Investment Corporation ("MIC"). During 2005, the Company received dividends of $165 from its subsidiary, John Hancock Investment Management Services, LLC ("JHIMS") and dividends of $89 from another subsidiary, John Hancock Distributors, LLC ("JHD").

     MFC also provides a claims paying guarantee to certain U.S. policyholders.

     On December 20, 2002, the Company entered into a reinsurance agreement with Manulife Reinsurance Limited (Bermuda) (MRL), an affiliated company, to reinsure a block of variable annuity business. The contract reinsures all risks; however, the primary risk reinsured is investment and lapse risk with only limited coverage of mortality risk. Accordingly, the contract was classified as financial reinsurance and given deposit-type accounting treatment. Under the terms of the agreement, the Company received a ceding commission of $338 in 2005 (2004 - $169; 2003 - $123), which was classified as unearned revenue and reported in other liabilities. The amount is being amortized to income as payments are made to MRL. The balance of this unearned revenue as of December 31, 2005 was $423 (2004 - $374).

     On September 23, 1997, the Company entered into a reinsurance agreement with MRL to reinsure a closed block of participating life insurance business. On December 31, 2003, the Company recaptured the reinsurance agreement. As there was limited transfer of mortality risk between the Company and MRL, the agreement was classified as financial reinsurance and given deposit-type accounting treatment. As a result of the early termination of the treaty, the company paid MRL a termination fee of $21, which was reported as a reduction of other revenue in 2003.

     On December 31, 2003, the Company entered into a reinsurance agreement with an affiliate, Manulife Reinsurance (Bermuda) Limited (MRBL), to reinsure 90% of the non-reinsured risk of the closed block of participating life insurance business. As approximately 90% of the mortality risk is covered under previously existing contracts with third party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. Title to the assets supporting this block of business was transferred to MRBL under the terms of the agreement. Included in amounts due from affiliates was $2,469 (2004 - $2,371) representing the receivable from MRBL for the transferred assets, which are accounted for in a similar manner as invested assets available-for-sale.

     Pursuant to a promissory note issued December 19, 2000 and to a Credit Agreement of the same date, the Company borrowed $250 from an affiliate, Manulife Hungary Holdings KFT ("MHHL"). The maturity date with respect to this note is 365 days following the date of the borrowing; however, the note is normally renegotiated at each anniversary date. Interest is calculated at a fluctuating rate equivalent to 3-month LIBOR plus 25 basis points and is payable quarterly. The interest rate was 4.77% as of December 31, 2005. On December 30, 2002, the Company repaid $176 of the original principal balance. The principal balance outstanding as of December 31, 2005 and 2004 was $74.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.))

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          DECEMBER 31, 2005 AND 2004
                    ($ in millions unless otherwise stated)

12.  RELATED PARTY TRANSACTIONS (CONTINUED)

     Pursuant to a promissory note issued August 7, 2001 and to a Credit Agreement of the same date, the Company borrowed $4 from MHHL. The maturity date with respect to this note is 365 days after the date of the borrowing; however, the note is normally renegotiated at each anniversary date. Interest is calculated at a fluctuating rate equal to 3-month LIBOR plus 25 basis points and is payable quarterly. The interest rate was 4.77% as of December 31, 2005.

     During 1997 and 1998, the Company issued four surplus debentures for $390 with interest rates ranging from 7.93% to 8.10% per annum to MIC. During 2002, a partial principal repayment of $20 on one of the debentures was made. On December 31, 2003, with the approval of the Michigan Division of Insurance by letter dated December 23, 2003, the Company repaid the total remaining principal of $370 to MIC plus accrued interest of $12. Total interest paid was $31 for 2003. No amount was owed to MIC as of December 31, 2005 or 2004.

     Pursuant to a promissory note dated May 7, 1999, ENNAL Inc., a wholly owned non-life subsidiary of the Company, loaned U.S. $83 (Cdn. $125) to MLI. Interest was calculated at a rate of 5.6% per annum and was payable annually on December 15. The principal balance was collected on December 15, 2003, resulting in a foreign exchange gain of $10, which was recorded as a realized investment gain.

     As of December 31, 2005 and 2004, the Company had one inter-company note receivable from MRL with a carrying value of $18. The loan matures on May 11, 2006 and bears interest at a floating 3-month LIBOR plus 60 basis points. The interest rate as of December 31, 2005 was 5.09%.

     The Company has two liquidity pools in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in two Liquidity Pool and Loan Facility Agreements. The first agreement, effective May 28, 2004, is between the Company and various MFC affiliates. The second Liquidity Pool Agreement, effective May 27, 2005, allows John Hancock Financial Services, Inc., and subsidiaries (JHFS) acquired as a result of the 2004 merger with MFC to also participate in the arrangement. The maximum aggregate amount that the Company can accept into these Liquidity Pools is $2.5 billion. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on the funds will be reset daily to the one-month U.S. Dollar London Inter-Bank Bid ("LIBID").

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.))

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          DECEMBER 31, 2005 AND 2004
                    ($ in millions unless otherwise stated)

12.  RELATED PARTY TRANSACTIONS (CONTINUED)

     The following table exhibits the affiliates and their participation in the Company's liquidity pools:

                                                  December 31, December 31,
     Affiliate                                        2005         2004
     ---------                                    ------------ ------------
     Manulife Investment Corporation                $    78       $  51
     Manulife Reinsurance Ltd                            46          65
     Manulife Reinsurance (Bermuda) Ltd                  74         222
     Manulife Hungary Holdings KFT                       20           4
     Manulife Insurance Company                          15
     John Hancock Life Insurance Company              1,500
     John Hancock Variable Life Insurance Company       136
     John Hancock Reassurance Co, Ltd.                  224
     John Hancock Financial Services, Inc.               82
     The Berkeley Financial Group, LLC                    8
     John Hancock Signature Services, Inc.                9
                                                    -------       -----
     Total                                          $ 2,192       $ 342
                                                    =======       =====

     The balances above are reported on the consolidated balance sheets as amounts due to affiliates.

13.  REINSURANCE

     In the normal course of business, the Company assumes and cedes reinsurance as a party to several reinsurance treaties with major unrelated insurance companies. The Company remains liable for amounts ceded in the event that reinsurers do not meet their obligations.

     Reinsurance premiums are included in premium revenue as follows:

      For the years ended December 31,               2005   2004    2003
      --------------------------------              -----  -----  -------
      Direct premiums                               $ 865  $ 900  $ 1,011
      Reinsurance assumed                             329    335      309
      Reinsurance ceded                              (324)  (292)    (365)
                                                    -----  -----  -------
      TOTAL PREMIUMS                                $ 870  $ 943  $   955
                                                    =====  =====  =======

     Reinsurance recoveries on ceded reinsurance contracts were $336, $281 and $309 during 2005, 2004 and 2003, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.))

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          DECEMBER 31, 2005 AND 2004
                    ($ in millions unless otherwise stated)

14.  CERTAIN SEPARATE ACCOUNTS

     The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. All contracts contain certain guarantees, which are discussed more fully below. The Company also has an immaterial amount of variable life insurance contracts in force, which will not be discussed further.

     During 2005 and 2004, there were no gains or losses on transfers of assets from the general account to the separate account. The assets supporting the variable portion of the variable annuity contracts are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contractholders for mortality, administrative, and other services are included in revenue, while changes in liabilities for minimum guarantees are included in policyholder benefits in the Company's consolidated statements of income. Separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line items in the Company's consolidated statements of income.

     The variable annuity contracts are issued through separate accounts and the Company contractually guarantees the contractholder either (a) a return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary. Contracts issued after December 31, 2002 have a proportional partial withdrawal benefit instead of a dollar-for-dollar relationship. As of December 31, 2005, 44% of the inforce contract values have reduction of benefit on a dollar-for-dollar basis, and 56% on a proportional basis.

     In May 1998 the Company introduced a Guaranteed Income Benefit Rider
     (GRIP), which provided a guaranteed minimum annuity payout if the policyholder elected to annuitize after holding the policy for at least 7 years. In 2001, the GRIP rider was replaced by a newer version, GRIP II, which required a 10 year waiting period and charged a higher ride fee. GRIP III, which replaced GRIP II after May, 2003, provided a less generous benefit base with a higher rider charge. The Company discontinued sales of GRIP III riders in 2005.

     In 2004, the Company introduced a Guaranteed Minimum Withdrawal Benefit Rider (GMWB) named Principal Plus (PP). This rider provides a guaranteed withdrawal amount referred to as the Guaranteed Withdrawal Balance (GWB) as long as withdrawals do not exceed 5% of the GWB per annum. In 2005, a newer version of the GMWB rider, Principal Plus for Life (PPFL) was introduced. This new rider retains all the features of the PP rider and adds an alternative guarantee of a Life Time Income Amount available for the life of the covered person.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.))

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          DECEMBER 31, 2005 AND 2004
                    ($ in millions unless otherwise stated)

14.  CERTAIN SEPARATE ACCOUNTS (CONTINUED)

     As of December 31, 2005 and 2004, the Company had the following variable contracts with guarantees:

As of December 31,                                                     2005     2004
------------------                                                   -------  -------
Return of net deposits
   Account value                                                     $ 6,976  $ 4,093
   Net amount at risk - gross                                        $     7  $    11
   Net amount at risk - net                                          $     1  $     2

Return of net deposits plus a minimum return
   Account value                                                     $   842  $   896
   Net amount at risk - gross                                        $   176  $   178
   Net amount at risk - net                                                -  $     1
   Guaranteed minimum return rate                                          5%       5%

Highest anniversary account value minus withdrawals post-anniversary
   Account value                                                     $26,828  $22,637
   Net amount at risk - gross                                        $ 1,865  $ 2,275
   Net amount at risk - net                                          $    81  $    90

Guaranteed Minimum Income Benefit
   Account value                                                     $11,477  $11,420
   Net amount at risk - gross                                        $ 1,332  $ 1,277
   Net amount at risk - net                                          $    25  $    21

Guaranteed Minimum Withdrawal Benefit
   Account value                                                     $10,179  $ 3,187
   Net amount at risk - gross                                        $     3        -
   Net amount at risk - net                                          $     3        -

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.))

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          DECEMBER 31, 2005 AND 2004
                    ($ in millions unless otherwise stated)

14.  CERTAIN SEPARATE ACCOUNTS (CONTINUED)

     (Note that the Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.) For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the consolidated balance sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For guarantees of partial withdrawal amounts, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level. The table above shows the net amount at risk both gross and net of reinsurance.

     For purposes of modeling risk, account balances of variable contracts with guarantees have been allocated to Separate Account mutual funds with the following characteristics (dollars in billions), as of December 31, 2005 and 2004, respectively:

                                                                 December 31, December 31,
    Asset Class                         Index                        2005         2004
-------------------- ------------------------------------------- ------------ ------------
Large Cap Equity     S&P 500                                         9.90         9.65
High Quality Bond    Ibbottson US Intermediate Term Gov't Bond       4.31         1.93
High Yield Bond      Ibbottson Domestic High Yield Bond               .58         0.72
Balanced             60% Large Cap Equity, 40% High Quality Bond    14.35         8.58
Small Cap Equity     Ibbottson US Small Cap Stock                    3.37         4.02
International Equity MSCI EAFE                                       1.31         1.18
Global Equity        MSCI World                                       .56         0.38
Real Estate          NAREIT                                           .32         0.35

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.))

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          DECEMBER 31, 2005 AND 2004
                    ($ in millions unless otherwise stated)

14.  CERTAIN SEPARATE ACCOUNTS (CONTINUED)

     The reserve roll forwards for the separate accounts as of December 31, 2005 and 2004 are shown below:

                                                                       Guaranteed
                                         Guaranteed     Guaranteed      Minimum
                                       Minimum Death  Minimum Income   Withdrawal
                                       Benefit (GMDB) Benefit (GMIB) Benefit (GMWB) Totals
                                       -------------- -------------- -------------- ------
      Balance at January 1, 2004            $ 66          $  136         $   -      $  202
      Incurred Guarantee Benefits            (42)              -             -         (42)
      Other Reserve Changes                   41             (15)          (24)          2
      Balance at December 31, 2004            65             121           (24)        162
      Reinsurance Recoverable                 26             194             -         220
      Net Balance at December 31, 2004      $ 39          $  (73)        $ (24)     $  (58)

      Balance at January 1, 2005            $ 65          $  121         $ (24)     $  162
      Incurred Guarantee Benefits            (81)              -             -         (81)
      Other Reserve Changes                   91              48            10         149
      Balance at December 31, 2005            75             169           (14)        230
      Reinsurance Recoverable                 36             356             -         392
      Net Balance at December 31, 2005      $ 39          $ (187)        $ (14)     $ (162)

     The gross reserves for both GMDB and GMIB were determined using SOP 03-1, whereas the gross reserve for GMWB was determined according to SFAS 133. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The following assumptions and methodology were used to determine the above amounts:

     . Data used included 1,000 stochastically generated investment performance scenarios. For SFAS 133 purposes, risk neutral scenarios have been used.

     . Mean return and volatility assumptions have been determined for each of the asset classes noted above.

     .   Annuity mortality was assumed to be 90% of the Annuity 2000 table.

     . Annuity lapse rates vary by contract type and duration and range from 1 percent to 45 percent.

     .   Partial withdrawal rates are approximately 4% per year.

     . The discount rate is 7.0% (inforce issued before 2004) or 6.4% (inforce issued after 2003) in the SOP 03-1 calculations and 5.0% for SFAS 133 calculations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.))

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          DECEMBER 31, 2005 AND 2004
                    ($ in millions unless otherwise stated)

15.  CONTINGENCIES AND COMMITMENTS

     The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming it as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, as well as an investment adviser, employer and taxpayer. In addition, state regulatory bodies, state attorneys general, the United States Securities and Exchange Commission, the National Association of Securities Dealers, Inc. and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company's compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. As with many other companies in the financial services industry, the Company has been requested or required by such government and regulatory authorities to provide information with respect to market timing, late trading and sales compensation and broker-dealer practices with respect to variable investment options underlying variable life and annuity products and other separate account products. It is believed that these inquiries are similar to those made to many financial service companies by various agencies into practices, policies and procedures relating to trading in mutual fund shares and sales compensation and broker-dealer practices. The Company intends to continue to cooperate fully with government and regulatory authorities in connection with their respective inquiries. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its financial condition or results of operations.

     As of December 31, 2005, the Company had outstanding commitments involving nine mortgage applications in the United States for a total of $38 to be disbursed in 2006.

     During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease agreement provide for adjustments in future periods. The minimum aggregate rental commitments on the ground lease together with other rental office space commitments for the next five years are as follows:

                     Year                           Amount
                     -----------------------------  ------
                        2006                         $ 14
                        2007                           12
                        2008                            9
                        2009                            5
                        2010                            3
                     Thereafter                         9
                                                     ----
                     Total                           $ 52
                                                     ----

     There were no other material operating leases in existence at the end of 2005.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.))

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          DECEMBER 31, 2005 AND 2004
                    ($ in millions unless otherwise stated)

16.  SEGMENT INFORMATION

     The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets and distribution channels.

     Protection Segment. Offers a variety of individual life insurance, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, and direct marketing.

     Wealth Management Segment. Offers individual fixed and variable annuities. This segment distributes its products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

     The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

     The following tables summarize selected financial information by segment for the periods indicated:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.))

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          DECEMBER 31, 2005 AND 2004
                    ($ in millions unless otherwise stated)

16.  SEGMENT INFORMATION (CONTINUED)

For the year ended December 31, 2005:
                                                                          Wealth   Corporate
                                                             Protection Management and Other Consolidated
                                                             ---------- ---------- --------- ------------
Revenues:
   Revenues from external customers                           $  1,207   $  1,225   $   207    $  2,639
   Net investment income                                           723        220       226       1,169
   Net realized investment and other gains                          92         32        85         209
                                                              --------   --------   -------    --------
   Revenues                                                   $  2,022   $  1,477   $   518    $  4,017
                                                              ========   ========   =======    ========
Net Income:                                                   $    151   $    272   $   125    $    548
                                                              ========   ========   =======    ========
Supplemental Information:
   Equity in net income of investees accounted for by the
     equity method                                                                  $     1    $      1
   Carrying value of investments accounted for by the
     equity method                                                                       38          38
   Amortization of deferred acquisition costs and deferred
     sales inducements                                        $     74   $    243         5         322
   Interest expense                                                            26         3          29
   Income tax expense                                               81         95        71         247
   Segment assets                                             $ 17,675   $ 76,219   $ 7,641    $101,535

For the year ended December 31, 2004:
                                                                          Wealth   Corporate
                                                             Protection Management and Other Consolidated
                                                             ---------- ---------- --------- ------------
Revenues:
   Revenues from external customers                           $  1,095   $    931   $   291    $  2,317
   Net investment income                                           713        230       205       1,148
   Net realized investment and other gains                         184         52        49         285
                                                              --------   --------   -------    --------
   Revenues                                                   $  1,992   $  1,213   $   545    $  3,750
                                                              ========   ========   =======    ========
Net Income:                                                   $    161   $    131   $   167    $    459
                                                              ========   ========   =======    ========
Supplemental Information:
   Equity in net income of investees accounted for by the
     equity method                                                                  $     1    $      1
   Carrying value of investments accounted for by the
     equity method                                                                       42          42
   Amortization of deferred acquisition costs and deferred
     sales inducements                                        $    150   $    194        14         358
   Interest expense                                                            20         2          22
   Income tax expense                                               53         21        94         168
   Segment assets                                             $ 16,785   $ 62,662   $ 5,841    $ 85,288

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.))

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          DECEMBER 31, 2005 AND 2004
                    ($ in millions unless otherwise stated)

16.  SEGMENT INFORMATION (CONTINUED)

For the year ended December 31, 2003:

                                                                          Wealth   Corporate
                                                             Protection Management and Other Consolidated
                                                             ---------- ---------- --------- ------------
Revenues:
   Revenues from external customers                           $ 1,079    $   740    $  248     $ 2,067
   Net investment income                                          717        237       220       1,174
   Net realized investment and other gains                         43         19        98         160
                                                              -------    -------    ------     -------
   Revenues                                                   $ 1,839    $   996    $  566     $ 3,401
                                                              =======    =======    ======     =======
Net Income:                                                   $    29    $    52    $  110     $   191
                                                              =======    =======    ======     =======
Supplemental Information:

   Equity in net income of investees accounted for by the
     equity method                                                                  $    8     $     8
   Carrying value of investments accounted for by the
     equity method                                                                      42          42
   Amortization of deferred acquisition costs and deferred
     sales inducements                                        $   100    $   112        15         227
   Interest expense                                                           13        33          46
   Income tax expense (benefit)                                    19         (7)       65          77
   Segment assets                                             $14,822    $49,559    $5,296     $69,677

17. TAIWAN BRANCH TRANSFER (AND SUBSEQUENT REINSURANCE OF TAIWAN BUSINESS BACK TO THE COMPANY)

     Effective January 1, 2005, the Company transferred its Taiwan branch operations to an affiliate, Manulife (International) Limited (MIL). Assets of $295 and liabilities of $176 were transferred. The loss on the intercompany transfer of $77 (net of tax benefit of $42) was accounted for as a transaction between entities under common control and recorded as a reduction to additional paid-in capital.

     During the fourth quarter of 2005 a block of business of the Taiwan branch was transferred back to the Company through reinsurance, in two steps. First MIL entered into a modified coinsurance agreement with an affiliate, Manufacturers Life Reinsurance Limited (MLRL), transferring the business to MLRL. Then MLRL entered into a modified coinsurance agreement with the Company, transferring the business to the Company. The Company recorded reinsurance recoverable of $152, assumed policyholder liabilities of $123, and received a ceding commission of $102. These transactions were also accounted for as transactions between entities under common control, and the gain of $85 (net of tax expense of $46) was recorded as an increase to additional paid-in capital.

     The net effect on the Company's additional paid-in capital for the transfer and reinsurance of the Taiwan branch business was an increase of $8.

     Subsequent to the transfer it was determined that reserves on the Taiwan business needed to be strengthened by $10 (net of tax benefit of $5). This activity has been reported in the Company's 2005 consolidated statement of income.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N
(Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

Audited Financial Statements

Years ended December 31, 2005 and 2004 with Report of Independent Registered Public Accounting Firm

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

                             Financial Statements

                    Years ended December 31, 2005 and 2004

                                   Contents

Report of Independent Registered Public Accounting Firm........             1

Financial Statements

Statement of Assets and Contract Owners' Equity................             3
Statements of Operations and Changes in Contract Owners' Equity             5
Notes to Financial Statements..................................            39

            Report of Independent Registered Public Accounting Firm

To the Contract Owners of
John Hancock Life Insurance Company (U.S.A.) Separate Account N
(Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

We have audited the accompanying statement of assets and contract owners' equity of John Hancock Life Insurance Company (U.S.A.) Separate Account N (formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N) (comprising of the 500 Index Trust, 500 Index Trust B, Active Bond Trust, Aggressive Growth Trust, All Asset Portfolio, All Cap Core Trust, All Cap Growth Trust, All Cap Value Trust, American Blue Chip Income and Growth Trust, American Growth Trust, American Growth-Income Trust, American International Trust, Blue Chip Growth Trust, Capital Appreciation Trust, Classic Value Trust, Core Bond Trust, Core Equity Trust, Diversified Bond Trust, Dynamic Growth Trust, Emerging Growth Trust, Emerging Small Company Trust, Equity-Income Trust, Equity Index Trust, Financial Services Trust, Fundamental Value Trust, Global Trust, Global Allocation Trust, Global Bond Trust, Growth & Income Trust, Health Sciences Trust, High Yield Trust, Income & Value Trust, International Equity Index Trust B, International Opportunities Trust, International Small Cap Trust, International Stock Trust, International Value Trust, Investment Quality Bond Trust, Large Cap Trust, Large Cap Growth Trust, Large Cap Value Trust, Lifestyle Aggressive 1000 Trust, Lifestyle Balanced 640 Trust, Lifestyle Conservative 280 Trust, Lifestyle Growth 820 Trust, Lifestyle Moderate 460 Trust, Mid Cap Core Trust, Mid Cap Index Trust, Mid Cap Stock Trust, Mid Cap Value Trust, Money Market Trust, Natural Resources Trust, Overseas Trust, Pacific Rim Trust, Quantitative All Cap Trust, Quantitative Mid Cap Trust, Quantitative Value Trust, Real Estate Securities Trust, Real Return Bond Trust, Science & Technology Trust, Small Cap Trust, Small Cap Index Trust, Small Cap Opportunities Trust, Small Company Trust, Small Company Blend Trust, Small Company Value Trust, Special Value Trust, Strategic Bond Trust, Strategic Growth Trust, Strategic Income Trust, Strategic Opportunities Trust, Strategic Value Trust, Total Return Trust, Total Stock Market Index Trust, U.S. Global Leaders Growth Trust, U.S. Government Securities Trust, U.S. Large Cap Trust, Utilities Trust, and Value Trust sub-accounts) of John Hancock Life Insurance Company (U.S.A.), (formerly The Manufacturers Life Insurance Company (U.S.A.)) as of December 31, 2005, and the related statements of operations and changes in contract owners' equity for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion of the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the sub-accounts of John Hancock Life Insurance Company (U.S.A.) Separate Account N (formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N) at December 31, 2005, and the results of their operations and the changes in their contract owners' equity for each of the two years in the period then ended and the financial highlights for each of the five years then ended, in conformity with U.S. generally accepted accounting principles.

                                                          Ernet & Young LLP

Toronto, Canada
March 24, 2006

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

                Statement of Assets and Contract Owners' Equity

                               December 31, 2005

Assets
Investments at fair value:
   Sub-accounts invested in John Hancock Trust (formerly Manufacturers Investment Trust) portfolios:
       500 Index Trust Series 1 - 1,039,465 shares (cost $10,646,873)                                 $11,226,224
       500 Index Trust B Series 0 - 1,412,291 shares (cost $21,222,891)                                22,413,056
       Active Bond Trust Series 1 - 428,105 shares (cost $4,124,591)                                    4,165,458
       Aggressive Growth Trust Series 1                                                                         -
       All Cap Core Trust Series 1 - 178,268 shares (cost $2,485,900)                                   3,066,213
       All Cap Growth Trust Series 1 - 464,580 shares (cost $6,674,004)                                 7,772,423
       All Cap Value Trust Series 1 - 116,050 shares (cost $1,547,665)                                  1,705,935
       American Blue Chip Income and Growth Trust Series 1-145,332 shares (cost $2,328,545)             2,325,308
       American Growth Trust Series 1 - 1,310,767 shares (cost $23,849)                                26,189,118
       American Growth-Income Trust Series 1 - 153,009 shares (cost $2,510,100)                         2,725,094
       American International Trust Series 1 - 711,472 shares (cost $13,546,390)                       15,253,954
       Blue Chip Growth Trust Series 1 - 1,660,822 shares (cost $26,053,308)                           29,446,370
       Capital Appreciation Trust Series 1 - 215,256 shares (cost $1,872,310)                           2,156,867
       Classic Value Trust Series 1 - 30,169 shares (cost $447,459)                                       433,522
       Core Bond Trust Series 1 - 6 shares (cost $71)                                                          72
       Core Equity Trust Series 1 - 18,875 shares (cost $265,727)                                         284,444
       Diversified Bond Trust Series 1                                                                          -
       Dynamic Growth Trust Series 1 - 751,626 shares (cost $3,646,573)                                 4,088,844
       Emerging Growth Trust Series 1 - 16,933 shares (cost $302,455)                                     300,058
       Emerging Small Company Trust Series 1 - 1,687,063 shares (cost $48,686,141)                     50,949,308
       Equity-Income Trust Series 1 - 2,147,432 shares (cost $34,034,751)                              36,227,178
       Equity Index Trust Series 1                                                                              -
       Financial Services Trust Series 1 - 30,453 shares (cost $404,090)                                  466,240
       Fundamental Value Trust Series 1 - 192,163 shares (cost $2,658,031)                              2,943,943
       Global Trust Series 1 - 278,927 shares (cost $3,908,397)                                         4,510,252
       Global Allocation Trust Series 1 - 27,805 shares (cost $296,027)                                   316,420
       Global Bond Trust Series 1 - 364,261 shares (cost $5,417,507)                                    5,234,432
       Growth & Income Trust Series 1 - 694,689 shares (cost $15,029,395)                              15,776,383
       Health Sciences Trust Series 1 - 286,696 shares (cost $4,050,761)                                4,584,275
       High Yield Trust Series 1 - 1,637,465 shares (cost $16,524,028)                                 16,898,635
       Income & Value Trust Series 1 - 2,239,199 shares (cost $23,270,927)                             25,459,694
       International Equity Index Trust B Series 1 - 343,756 shares (cost $5,630,619)                   5,895,407
       International Opportunities Trust Series 1 - 467 shares (cost $6,566)                                7,257
       International Small Cap Trust Series 1 - 259,592 shares (cost $4,263,695)                        4,994,547
       International Stock Trust Series 1 - 1,110,089 shares (cost $10,890,543)                        14,186,941
       International Value Trust Series 1 - 1,218,800 shares (cost $17,602,692)                        19,488,615
       Investment Quality Bond Trust Series 1 - 1,622,667 shares (cost $20,013,725)                    19,439,556
       Large Cap Trust Series 1 - 284 shares (cost $3,778)                                                  4,019
       Large Cap Growth Trust Series 1 - 652,125 shares (cost $6,153,954)                               6,534,293
       Large Cap Value Trust Series 1 - 178,169 shares (cost $3,667,527)                                3,866,266
       Lifestyle Aggressive 1000 Trust Series 1 - 431,079 shares (cost $4,907,918)                      5,802,326
       Lifestyle Balanced 640 Trust Series 1 - 1,407,741 shares (cost $17,779,008)                     19,581,681
       Lifestyle Conservative 280 Trust Series 1 - 444,286 shares (cost $6,081,294)                     5,962,323

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

          Statement of Assets and Contract Owners' Equity (continued)

                               December 31, 2005

Assets (continued)
Investments at fair value:
   Sub-accounts invested in John Hancock Trust (formerly Manufacturers Investment Trust) portfolios:
       Lifestyle Growth 820 Trust Series 1 - 591,451 shares (cost $7,205,162)                         $  8,315,803
       Lifestyle Moderate 460 Trust Series 1 - 225,391 shares (cost $2,909,153)                          3,008,972
       Mid Cap Core Trust Series 1 - 49,366 shares (cost $821,696)                                         829,349
       Mid Cap Index Trust Series 1 - 345,229 shares (cost $5,581,500)                                   6,231,380
       Mid Cap Stock Trust Series 1 - 858,155 shares (cost $11,130,560)                                 13,361,473
       Mid Cap Value Trust Series 1 - 1,708,035 shares (cost $29,688,041)                               32,162,303
       Money Market Trust Series 1 - 5,269,796 shares (cost $52,697,960)                                52,697,960
       Natural Resources Trust Series 1 - 166,364 shares (cost $4,471,075)                               5,240,454
       Overseas Trust Series 1                                                                                   -
       Pacific Rim Trust Series 1 - 585,239 shares (cost $5,055,028)                                     6,929,233
       Quantitative All Cap Trust Series 1 - 1,974 shares (cost $34,122)                                    32,673
       Quantitative Mid Cap Trust Series 1 - 33,179 shares (cost $385,398)                                 487,068
       Quantitative Value Trust Series 1                                                                         -
       Real Estate Securities Trust Series 1 - 1,593,405 shares (cost $32,906,486)                      39,627,992
       Real Return Bond Trust Series 1 - 123,208 shares (cost $1,662,312)                                1,669,468
       Science & Technology Trust Series 1 - 1,723,639 shares (cost $19,145,736)                        20,287,236
       Small Cap Trust Series 1 - 1,191 shares (cost $16,691)                                               17,031
       Small Cap Index Trust Series 1 - 788,383 shares (cost $10,960,820)                               11,739,024
       Small Cap Opportunities Trust Series 1 - 263,411 shares (cost $5,554,710)                         6,011,042
       Small Company Trust Series 1 - 2,790 shares (cost $42,950)                                           43,967
       Small Company Blend Trust Series 1                                                                        -
       Small Company Value Trust Series 1 - 1,174,959 shares (cost $23,168,521)                         26,095,828
       Special Value Trust Series 1 - 15,737 shares (cost $260,508)                                        309,231
       Strategic Bond Trust Series 1 - 433,734 shares (cost $5,132,737)                                  5,217,823
       Strategic Growth Trust Series 1                                                                           -
       Strategic Income Trust Series 1 - 81,644 shares (cost $1,103,997)                                 1,075,257
       Strategic Opportunities Trust Series 1 - 427,688 shares (cost $4,165,697)                         5,106,599
       Strategic Value Trust Series 1 - 8,200 shares (cost $82,842)                                         87,168
       Total Return Trust Series 1 - 3,065,978 shares (cost $42,698,149)                                42,371,818
       Total Stock Market Index Trust Series 1 - 329,371 shares (cost $3,578,010)                        3,807,527
       U.S. Global Leaders Growth Trust Series 1 - 84,429 shares (cost $1,034,753)                       1,100,951
       U.S. Government Securities Trust Series 1 - 731,973 shares (cost $10,038,384)                     9,984,112
       U.S. Large Cap Trust Series 1 - 1,544,374 shares (cost $20,249,827)                              22,779,517
       Utilities Trust Series 1 - 166,953 shares (cost $2,047,048)                                       2,200,446
       Value Trust Series 1 - 452,536 shares (cost $8,270,791)                                           9,906,015

   Sub-account invested in PIMCO Variable Investment Trust (VIT) portfolio:
       All Asset Portfolio Series 1 - 45,316 shares (cost $538,372)                                        534,735
                                                                                                      ------------
Total assets                                                                                          $741,952,406
                                                                                                      ============
Contract Owners' Equity
Variable universal life insurance contracts                                                           $741,952,406
                                                                                                      ============

See accompanying notes.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

        Statements of Operations and Changes in Contract Owners' Equity

                                                                                           Sub-Account
                                                                   -----------------------------------------------------------
                                                                                            500 Index Trust B Active Bond Trust
                                                                   500 Index Trust Series 1     Series 0          Series 1
                                                                   -----------------------  ----------------- -----------------
                                                                    Year Ended  Year Ended    Period Ended      Period Ended
                                                                    Dec. 31/05  Dec. 31/04     Dec. 31/05~       Dec. 31/05~
                                                                   -----------  ----------  ----------------- -----------------
Income:
   Dividends                                                       $    96,820  $   52,648     $   263,850       $   15,178
Expenses:
   Mortality and expense risk                                           23,098      21,044          78,009           22,766
                                                                   -----------  ----------     -----------       ----------
Net investment income (loss)                                            73,722      31,604         185,841           (7,588)
Net realized gain (loss)                                               314,803     768,477         427,560           25,796
Change in unrealized appreciation (depreciation) during the period     (25,167)    (82,506)      1,190,166           40,866
                                                                   -----------  ----------     -----------       ----------
Net increase (decrease) in assets from operations                      363,358     717,575       1,803,567           59,074
                                                                   -----------  ----------     -----------       ----------
Changes from principal transactions:
   Transfer of net premiums                                          2,093,648   2,838,073       1,349,134          188,984
   Transfer on terminations                                           (609,636)   (784,921)     (1,268,439)        (270,360)
   Transfer on policy loans                                            (23,342)       (244)         30,388          (21,166)
   Net interfund transfers                                           2,045,945    (987,143)     20,498,406        4,208,926
                                                                   -----------  ----------     -----------       ----------
Net increase (decrease) in assets from principal transactions        3,506,615   1,065,765      20,609,489        4,106,384
                                                                   -----------  ----------     -----------       ----------
Total increase (decrease) in assets                                  3,869,973   1,783,340      22,413,056        4,165,458

Assets, beginning of period                                          7,356,251   5,572,911               -                -
                                                                   -----------  ----------     -----------       ----------
Assets, end of period                                              $11,226,224  $7,356,251     $22,413,056       $4,165,458
                                                                   ===========  ==========     ===========       ==========

~ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
** Terminated as an investment option and funds transferred to Mid Cap Stock
   Trust Series 1 on May 2, 2005.
## Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

See accompanying notes.

                                                                                 Sub-Account
                                                  -------------------------------------------------------------------------
                                                   Aggressive Growth Trust    All Asset Portfolio      All Cap Core Trust
                                                          Series 1                 Series 1                 Series 1
                                                  ------------------------  ----------------------  -----------------------
                                                   Year Ended   Year Ended  Year Ended Period Ended Year Ended   Year Ended
                                                  Dec. 31/05**  Dec. 31/04  Dec. 31/05 Dec. 31/04## Dec. 31/05   Dec. 31/04
                                                  ------------ -----------  ---------- ------------ ----------  -----------
Income:
   Dividends                                      $         -  $         -   $ 15,763    $ 1,982    $   21,563  $    16,936
Expenses:
   Mortality and expense risk                           9,889       31,136      1,444         44        16,203       19,777
                                                  -----------  -----------   --------    -------    ----------  -----------
Net investment income (loss)                           (9,889)     (31,136)    14,319      1,938         5,360       (2,841)
Net realized gain (loss)                              118,075      773,190     (1,624)        76       137,400      636,601
Change in unrealized appreciation (depreciation)
  during the period                                  (508,205)    (329,750)    (2,828)      (809)      100,735     (176,408)
                                                  -----------  -----------   --------    -------    ----------  -----------
Net increase (decrease) in assets from operations    (400,019)     412,304      9,867      1,205       243,495      457,352
                                                  -----------  -----------   --------    -------    ----------  -----------
Changes from principal transactions:
   Transfer of net premiums                           414,591    1,437,207     12,099        133       455,351      579,317
   Transfer on terminations                           (97,631)  (1,333,689)   (14,767)      (885)     (413,730)    (799,360)
   Transfer on policy loans                               568         (669)         -          -        13,431          398
   Net interfund transfers                         (5,703,049)     296,229    450,046     77,037      (239,246)  (1,881,123)
                                                  -----------  -----------   --------    -------    ----------  -----------
Net increase (decrease) in assets from principal
  transactions                                     (5,385,521)     399,078    447,378     76,285      (184,194)  (2,100,768)
                                                  -----------  -----------   --------    -------    ----------  -----------
Total increase (decrease) in assets                (5,785,540)     811,382    457,245     77,490        59,301   (1,643,416)

Assets, beginning of period                         5,785,540    4,974,158     77,490          -     3,006,912    4,650,328
                                                  -----------  -----------   --------    -------    ----------  -----------
Assets, end of period                             $         -  $ 5,785,540   $534,735    $77,490    $3,066,213  $ 3,006,912
                                                  ===========  ===========   ========    =======    ==========  ===========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

  Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                      Sub-Account
                                                                   ------------------------------------------------
                                                                     All Cap Growth Trust      All Cap Value Trust
                                                                           Series 1                 Series 1
                                                                   ------------------------  ----------------------
                                                                    Year Ended   Year Ended  Year Ended  Year Ended
                                                                    Dec. 31/05   Dec. 31/04  Dec. 31/05  Dec. 31/04
                                                                   -----------  -----------  ----------  ----------
Income:
   Dividends                                                       $         -  $         -  $   65,492  $    3,931
Expenses:
   Mortality and expense risk                                           43,637       45,204       7,425       6,352
                                                                   -----------  -----------  ----------  ----------
Net investment income (loss)                                           (43,637)     (45,204)     58,067      (2,421)
Net realized gain (loss)                                               382,697      809,620      64,631      33,935
Change in unrealized appreciation (depreciation) during the period     247,763     (292,493)    (45,890)    147,520
                                                                   -----------  -----------  ----------  ----------
Net increase (decrease) in assets from operations                      586,823      471,923      76,808     179,034
                                                                   -----------  -----------  ----------  ----------
Changes from principal transactions:
   Transfer of net premiums                                            914,743    1,392,163     352,551     319,423
   Transfer on terminations                                         (1,078,685)    (796,257)    (87,557)    (84,084)
   Transfer on policy loans                                             14,091      (15,642)          -           -
   Net interfund transfers                                            (501,878)  (1,419,052)   (232,758)    661,583
                                                                   -----------  -----------  ----------  ----------
Net increase (decrease) in assets from principal transactions         (651,729)    (838,788)     32,236     896,922
                                                                   -----------  -----------  ----------  ----------
Total increase (decrease) in assets                                    (64,906)    (366,865)    109,044   1,075,956

Assets, beginning of period                                          7,837,329    8,204,194   1,596,891     520,935
                                                                   -----------  -----------  ----------  ----------
Assets, end of period                                              $ 7,772,423  $ 7,837,329  $1,705,935  $1,596,891
                                                                   ===========  ===========  ==========  ==========

See accompanying notes.

                                                                                Sub-Account
                                                  -------------------------------------------------------------------------
                                                  American Blue Chip Income  American Growth Trust   American Growth-Income
                                                  and Growth Trust Series 1         Series 1             Trust Series 1
                                                  ------------------------  -----------------------  ----------------------
                                                  Year Ended    Year Ended   Year Ended  Year Ended  Year Ended  Year Ended
                                                  Dec. 31/05    Dec. 31/04   Dec. 31/05  Dec. 31/04  Dec. 31/05  Dec. 31/04
                                                  ----------    ----------  -----------  ----------  ----------  ----------
Income:
   Dividends                                      $   41,759     $      -   $    18,593  $      824  $   12,744  $    5,197
Expenses:
   Mortality and expense risk                          3,135        1,742        72,698      21,522      10,293       6,748
                                                   ----------    --------   -----------  ----------  ----------  ----------
Net investment income (loss)                          38,624       (1,742)      (54,105)    (20,698)      2,451      (1,551)
Net realized gain (loss)                              11,341       11,500       847,328      75,532      26,885       8,690
Change in unrealized appreciation (depreciation)
  during the period                                  (39,709)      18,709     2,037,453     828,549      90,763     119,999
                                                   ----------    --------   -----------  ----------  ----------  ----------
Net increase (decrease) in assets from operations     10,256       28,467     2,830,676     883,383     120,099     127,138
                                                   ----------    --------   -----------  ----------  ----------  ----------
Changes from principal transactions:
   Transfer of net premiums                          364,431      128,999     1,218,724   1,111,161     541,216     603,377
   Transfer on terminations                          (65,483)     (61,777)     (586,897)   (293,984)   (163,290)   (128,761)
   Transfer on policy loans                                -            -       (10,699)     (2,122)       (113)     (1,392)
   Net interfund transfers                         1,653,265       61,782    14,475,470   5,092,730     451,358   1,126,472
                                                   ----------    --------   -----------  ----------  ----------  ----------
Net increase (decrease) in assets from principal
  transactions                                     1,952,213      129,004    15,096,598   5,907,785     829,171   1,599,696
                                                   ----------    --------   -----------  ----------  ----------  ----------
Total increase (decrease) in assets                1,962,469      157,471    17,927,274   6,791,168     949,270   1,726,834

Assets, beginning of period                          362,839      205,368     8,261,844   1,470,676   1,775,824      48,990
                                                   ----------    --------   -----------  ----------  ----------  ----------
Assets, end of period                             $2,325,308     $362,839   $26,189,118  $8,261,844  $2,725,094  $1,775,824
                                                   ==========    ========   ===========  ==========  ==========  ==========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

  Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                 Sub-Account
                                                                   --------------------------------------
                                                                    American International  Balanced Trust
                                                                        Trust Series 1         Series 1
                                                                   -----------------------  --------------
                                                                    Year Ended  Year Ended    Year Ended
                                                                    Dec. 31/05  Dec. 31/04   Dec. 31/04x
                                                                   -----------  ----------  --------------
Income:
   Dividends                                                       $   536,453  $   11,168   $    521,928
Expenses:
   Mortality and expense risk                                           35,770       3,669         47,490
                                                                   -----------  ----------   ------------
Net investment income (loss)                                           500,683       7,499        474,438
Net realized gain (loss)                                                75,086       7,949     (8,069,837)
Change in unrealized appreciation (depreciation) during the period   1,525,417     165,634      7,482,627
                                                                   -----------  ----------   ------------
Net increase (decrease) in assets from operations                    2,101,186     181,082       (112,772)
                                                                   -----------  ----------   ------------
Changes from principal transactions:
   Transfer of net premiums                                            680,845     303,456        496,880
   Transfer on terminations                                           (217,860)    (51,291)    (1,264,303)
   Transfer on policy loans                                             (9,282)          -         31,175
   Net interfund transfers                                          10,996,205   1,150,634    (21,681,958)
                                                                   -----------  ----------   ------------
Net increase (decrease) in assets from principal transactions       11,449,908   1,402,799    (22,418,206)
                                                                   -----------  ----------   ------------
Total increase (decrease) in assets                                 13,551,094   1,583,881    (22,530,978)

Assets, beginning of period                                          1,702,860     118,979     22,530,978
                                                                   -----------  ----------   ------------
Assets, end of period                                              $15,253,954  $1,702,860   $          -
                                                                   ===========  ==========   ============

~ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
x Terminated as an investment option and funds transferred to Income & Value Trust Series 1 on May 3, 2004.
++ Fund available in prior year but not active.

See accompanying notes.

                                                                         Sub-Account
                                       ----------------------------------------------------------------------------------
                                        Blue Chip Growth Trust   Capital Appreciation Trust Classic Value    Core Bond
                                               Series 1                 Series 1            Trust Series 1 Trust Series 1
                                       ------------------------  -------------------------  -------------- --------------
                                        Year Ended   Year Ended  Year Ended    Year Ended    Period Ended   Period Ended
                                        Dec. 31/05   Dec. 31/04  Dec. 31/05    Dec. 31/04    Dec. 31/05++   Dec. 31/05~
                                       -----------  -----------  ----------    ----------   -------------- --------------
Income:
   Dividends                           $   114,555  $    35,790  $        -    $        -      $ 21,910         $ -
Expenses:
   Mortality and expense risk              138,242      161,502       7,438         4,962           378           -
                                       -----------  -----------   ----------   ----------      --------         ---
Net investment income (loss)               (23,687)    (125,712)     (7,438)       (4,962)       21,532           -
Net realized gain (loss)                 2,228,419    2,932,130      75,373       133,071           337           -
Change in unrealized appreciation
  (depreciation) during the period        (969,360)    (258,615)    163,380       (30,875)      (13,938)          1
                                       -----------  -----------   ----------   ----------      --------         ---
Net increase (decrease) in assets from
  operations                             1,235,372    2,547,803     231,315        97,234         7,931           1
                                       -----------  -----------   ----------   ----------      --------         ---
Changes from principal transactions:
   Transfer of net premiums              4,163,454    5,344,335     124,985       258,563        26,665          71
   Transfer on terminations             (2,871,393)  (7,195,400)    (47,804)     (129,212)       (2,174)          -
   Transfer on policy loans                (18,689)     (43,386)          -             -             -           -
   Net interfund transfers              (5,435,650)  (3,098,715)    865,616      (484,737)      401,100           -
                                       -----------  -----------   ----------   ----------      --------         ---
Net increase (decrease) in assets from
  principal transactions                (4,162,278)  (4,993,166)    942,797      (355,386)      425,591          71
                                       -----------  -----------   ----------   ----------      --------         ---
Total increase (decrease) in assets     (2,926,906)  (2,445,363)  1,174,112      (258,152)      433,522          72

Assets, beginning of period             32,373,276   34,818,639     982,755     1,240,907             -           -
                                       -----------  -----------   ----------   ----------      --------         ---
Assets, end of period                  $29,446,370  $32,373,276  $2,156,867    $  982,755      $433,522         $72
                                       ===========  ===========   ==========   ==========      ========         ===

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

  Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                 Sub-Account
                                                                   --------------------------------------
                                                                    Core Equity    Diversified Bond Trust
                                                                   Trust Series 1         Series 1
                                                                   -------------- -----------------------
                                                                    Period Ended   Year Ended  Year Ended
                                                                    Dec. 31/05++  Dec. 31/05** Dec. 31/04
                                                                   -------------- ------------ ----------
Income:
   Dividends                                                          $      -    $   264,857  $  323,733
Expenses:
   Mortality and expense risk                                            1,248         12,406      43,498
                                                                      --------    -----------  ----------
Net investment income (loss)                                            (1,248)       252,451     280,235
Net realized gain (loss)                                                 3,551       (131,515)    (26,615)
Change in unrealized appreciation (depreciation) during the period      18,717        (98,599)    (14,499)
                                                                      --------    -----------  ----------
Net increase (decrease) in assets from operations                       21,020         22,337     239,121
                                                                      --------    -----------  ----------
Changes from principal transactions:
   Transfer of net premiums                                             23,003        140,281     730,276
   Transfer on terminations                                             (8,030)      (774,404)   (786,184)
   Transfer on policy loans                                             (3,442)          (589)       (659)
   Net interfund transfers                                             251,893     (7,097,386)   (320,949)
                                                                      --------    -----------  ----------
Net increase (decrease) in assets from principal transactions          263,424     (7,732,098)   (377,516)
                                                                      --------    -----------  ----------
Total increase (decrease) in assets                                    284,444     (7,709,761)   (138,395)

Assets, beginning of period                                                  -      7,709,761   7,848,156
                                                                      --------    -----------  ----------
Assets, end of period                                                 $284,444    $         -  $7,709,761
                                                                      ========    ===========  ==========

** Terminated as an investment option and funds transferred to Active Bond
   Trust Series 1 on May 2, 2005.
++ Fund available in prior year but not active.

See accompanying notes.

                                                                                Sub-Account
                                                  ----------------------------------------------------------------------
                                                   Dynamic Growth Trust   Emerging Growth Trust  Emerging Small Company
                                                         Series 1               Series 1             Trust Series 1
                                                  ----------------------  --------------------  ------------------------
                                                  Year Ended  Year Ended  Year Ended Year Ended  Year Ended   Year Ended
                                                  Dec. 31/05  Dec. 31/04  Dec. 31/05 Dec. 31/04  Dec. 31/05   Dec. 31/04
                                                  ----------  ----------  ---------- ---------- -----------  -----------
Income:
   Dividends                                      $        -  $        -   $      -  $   7,018  $         -  $         -
Expenses:
   Mortality and expense risk                         14,466      12,196        916      1,147      286,353      289,281
                                                  ----------  ----------   --------  ---------  -----------  -----------
Net investment income (loss)                         (14,466)    (12,196)      (916)     5,871     (286,353)    (289,281)
Net realized gain (loss)                             161,865     311,045     13,839     (8,126)   3,539,027    3,849,168
Change in unrealized appreciation (depreciation)
  during the period                                  185,926     (81,740)    (7,183)     3,645   (1,005,566)   1,520,033
                                                  ----------  ----------   --------  ---------  -----------  -----------
Net increase (decrease) in assets from operations    333,325     217,109      5,740      1,390    2,247,108    5,079,920
                                                  ----------  ----------   --------  ---------  -----------  -----------
Changes from principal transactions:
   Transfer of net premiums                          770,406     927,165     37,965     69,543    3,928,531    6,059,223
   Transfer on terminations                         (145,831)   (345,255)    (6,188)    (8,760)  (6,207,527)  (8,505,902)
   Transfer on policy loans                           (4,167)       (789)         -          -      (15,035)       4,168
   Net interfund transfers                           549,742    (706,652)   201,144   (224,156)     388,938   (3,032,745)
                                                  ----------  ----------   --------  ---------  -----------  -----------
Net increase (decrease) in assets from principal
  transactions                                     1,170,150    (125,531)   232,921   (163,373)  (1,905,093)  (5,475,256)
                                                  ----------  ----------   --------  ---------  -----------  -----------
Total increase (decrease) in assets                1,503,475      91,578    238,661   (161,983)     342,015     (395,336)

Assets, beginning of period                        2,585,369   2,493,791     61,397    223,380   50,607,293   51,002,629
                                                  ----------  ----------   --------  ---------  -----------  -----------
Assets, end of period                             $4,088,844  $2,585,369   $300,058  $  61,397  $50,949,308  $50,607,293
                                                  ==========  ==========   ========  =========  ===========  ===========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

  Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                       Sub-Account
                                                                   ---------------------------------------------------
                                                                      Equity-Income Trust        Equity Index Trust
                                                                           Series 1                   Series 1
                                                                   ------------------------  -------------------------
                                                                    Year Ended   Year Ended   Year Ended    Year Ended
                                                                    Dec. 31/05   Dec. 31/04  Dec. 31/05**   Dec. 31/04
                                                                   -----------  -----------  ------------  -----------
Income:
   Dividends                                                       $ 1,682,669  $   736,725  $    484,590  $   325,047
Expenses:
   Mortality and expense risk                                          173,653      158,262        42,334      134,580
                                                                   -----------  -----------  ------------  -----------
Net investment income (loss)                                         1,509,016      578,463       442,256      190,467
Net realized gain (loss)                                             2,493,240    2,624,166     2,620,736      655,691
Change in unrealized appreciation (depreciation) during the period  (2,793,940)   1,200,893    (4,081,084)   1,401,575
                                                                   -----------  -----------  ------------  -----------
Net increase (decrease) in assets from operations                    1,208,316    4,403,522    (1,018,092)   2,247,733
                                                                   -----------  -----------  ------------  -----------
Changes from principal transactions:
   Transfer of net premiums                                          5,545,297    6,036,727     1,061,721    3,123,608
   Transfer on terminations                                         (5,203,604)  (3,547,654)   (1,235,509)  (3,493,461)
   Transfer on policy loans                                            (66,563)     (34,327)       (3,483)      29,596
   Net interfund transfers                                          (2,017,139)   2,601,373   (25,969,554)    (364,568)
                                                                   -----------  -----------  ------------  -----------
Net increase (decrease) in assets from principal transactions       (1,742,009)   5,056,119   (26,146,825)    (704,825)
                                                                   -----------  -----------  ------------  -----------
Total increase (decrease) in assets                                   (533,693)   9,459,641   (27,164,917)   1,542,908

Assets, beginning of period                                         36,760,871   27,301,230    27,164,917   25,622,009
                                                                   -----------  -----------  ------------  -----------
Assets, end of period                                              $36,227,178  $36,760,871  $          -  $27,164,917
                                                                   ===========  ===========  ============  ===========

** Terminated as an investment option and funds transferred to 500 Index Trust
   B Series 0 on May 2, 2005.

See accompanying notes.

                                                                               Sub-Account
                                                  -----------------------------------------------------------------------
                                                  Financial Services Trust Fundamental Value Trust
                                                        Series 1                  Series 1          Global Trust Series 1
                                                  -----------------------  ----------------------  ----------------------
                                                  Year Ended   Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                  Dec. 31/05   Dec. 31/04  Dec. 31/05  Dec. 31/04  Dec. 31/05  Dec. 31/04
                                                  ----------   ----------  ----------  ----------  ----------  ----------
Income:
   Dividends                                       $  1,355    $   1,238   $   11,737  $    8,830  $ 51,371 $      58,733
Expenses:
   Mortality and expense risk                         2,017        1,852       14,824       9,976      21,563      18,758
                                                   --------    ---------   ----------  ----------  ----------  ----------
Net investment income (loss)                           (662)        (614)      (3,087)     (1,146)     29,808      39,975
Net realized gain (loss)                             21,889       46,998      200,098     131,285     263,657     315,391
Change in unrealized appreciation (depreciation)
  during the period                                   9,089      (23,386)      34,728      91,066     127,942      72,560
                                                   --------    ---------   ----------  ----------  ----------  ----------
Net increase (decrease) in assets from operations    30,316       22,998      231,739     221,205     421,407     427,926
                                                   --------    ---------   ----------  ----------  ----------  ----------
Changes from principal transactions:
   Transfer of net premiums                          52,927      183,685      687,119     203,165     641,290     836,068
   Transfer on terminations                         (29,365)     (28,176)    (396,895)   (575,511)   (294,436)   (566,348)
   Transfer on policy loans                          (2,833)     (20,973)      (4,526)     (1,906)      9,487      35,604
   Net interfund transfers                           93,169     (237,493)      70,459   1,329,837    (356,250)    235,568
                                                   --------    ---------   ----------  ----------  ----------  ----------
Net increase (decrease) in assets from principal
  transactions                                      113,898     (102,957)     356,157     955,585          91     540,892
                                                   --------    ---------   ----------  ----------  ----------  ----------
Total increase (decrease) in assets                 144,214      (79,959)     587,896   1,176,790     421,498     968,818

Assets, beginning of period                         322,026      401,985    2,356,047   1,179,257   4,088,754   3,119,936
                                                   --------    ---------   ----------  ----------  ----------  ----------
Assets, end of period                              $466,240    $ 322,026   $2,943,943  $2,356,047  $4,510,252  $4,088,754
                                                   ========    =========   ==========  ==========  ==========  ==========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

  Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                    Sub-Account
                                                                   ----------------------------------------------
                                                                   Global Allocation Trust    Global Bond Trust
                                                                         Series 1                 Series 1
                                                                   ----------------------  ----------------------
                                                                   Year Ended  Year Ended  Year Ended  Year Ended
                                                                   Dec. 31/05  Dec. 31/04  Dec. 31/05  Dec. 31/04
                                                                   ----------  ----------  ----------  ----------
Income:
   Dividends                                                       $   1,948    $    477   $  239,690  $  118,864
Expenses:
   Mortality and expense risk                                          1,889         762       23,042      18,347
                                                                   ---------    --------   ----------  ----------
Net investment income (loss)                                              59        (285)     216,648     100,517
Net realized gain (loss)                                              15,166      11,680       (9,069)    151,288
Change in unrealized appreciation (depreciation) during the period     6,937       7,525     (572,862)    124,591
                                                                   ---------    --------   ----------  ----------
Net increase (decrease) in assets from operations                     22,162      18,920     (365,283)    376,396
                                                                   ---------    --------   ----------  ----------
Changes from principal transactions:
   Transfer of net premiums                                          265,732       6,785    1,045,864     746,551
   Transfer on terminations                                          (22,017)     (9,619)    (123,392)   (320,418)
   Transfer on policy loans                                                -           -         (504)     (4,866)
   Net interfund transfers                                          (147,226)    145,783      354,630      62,251
                                                                   ---------    --------   ----------  ----------
Net increase (decrease) in assets from principal transactions         96,489     142,949    1,276,598     483,518
                                                                   ---------    --------   ----------  ----------
Total increase (decrease) in assets                                  118,651     161,869      911,315     859,914

Assets, beginning of period                                          197,769      35,900    4,323,117   3,463,203
                                                                   ---------    --------   ----------  ----------
Assets, end of period                                              $ 316,420    $197,769   $5,234,432  $4,323,117
                                                                   =========    ========   ==========  ==========

See accompanying notes.

                                                                                 Sub-Account
                                                 --------------------------------------------------------------------------
                                                   Growth & Income Trust    Health Sciences Trust      High Yield Trust
                                                         Series 1                 Series 1                 Series 1
                                                 ------------------------  ----------------------  ------------------------
                                                  Year Ended   Year Ended  Year Ended  Year Ended   Year Ended   Year Ended
                                                  Dec. 31/05   Dec. 31/04  Dec. 31/05  Dec. 31/04   Dec. 31/05   Dec. 31/04
                                                 -----------  -----------  ----------  ----------  -----------  -----------
Income:
   Dividends                                     $   605,754  $   148,138  $  274,633  $        -  $   747,411  $   562,418
Expenses:
   Mortality and expense risk                         87,017       94,342      17,374      17,169       72,018       61,547
                                                 -----------  -----------  ----------  ----------  -----------  -----------
Net investment income (loss)                         518,737       53,796     257,259     (17,169)     675,393      500,871
Net realized gain (loss)                             885,708      527,508     (11,535)    362,830      242,330      771,889
Change in unrealized appreciation
  (depreciation) during the period                (1,099,656)     391,770     228,018     (19,432)    (425,412)    (140,135)
                                                 -----------  -----------  ----------  ----------  -----------  -----------
Net increase (decrease) in assets from
  operations                                         304,789      973,074     473,742     326,229      492,311    1,132,625
                                                 -----------  -----------  ----------  ----------  -----------  -----------
Changes from principal transactions:
   Transfer of net premiums                        1,132,428    2,146,875     523,999     980,132    1,948,232    2,234,125
   Transfer on terminations                       (1,809,316)  (2,402,594)   (204,490)   (564,535)    (921,044)  (1,525,900)
   Transfer on policy loans                          (37,371)     (17,384)     (8,689)       (206)      20,025      (36,157)
   Net interfund transfers                            (5,695)  (2,818,709)    319,201     148,708    3,496,664       68,235
                                                 -----------  -----------  ----------  ----------  -----------  -----------
Net increase (decrease) in assets from principal
  transactions                                      (719,954)  (3,091,812)    630,021     564,099    4,543,877      740,303
                                                 -----------  -----------  ----------  ----------  -----------  -----------
Total increase (decrease) in assets                 (415,165)  (2,118,738)  1,103,763     890,328    5,036,188    1,872,928

Assets, beginning of period                       16,191,548   18,310,286   3,480,512   2,590,184   11,862,447    9,989,519
                                                 -----------  -----------  ----------  ----------  -----------  -----------
Assets, end of period                            $15,776,383  $16,191,548  $4,584,275  $3,480,512  $16,898,635  $11,862,447
                                                 ===========  ===========  ==========  ==========  ===========  ===========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

  Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                  Sub-Account
                                                               ----------------------------------------------------
                                                                 Income & Value Trust    International Equity Index
                                                                       Series 1              Trust B Series 1
                                                               ------------------------  --------------------------
                                                                Year Ended   Year Ended  Year Ended   Period Ended
                                                                Dec. 31/05   Dec. 31/04  Dec. 31/05   Dec. 31/04##
                                                               -----------  -----------  ----------   ------------
Income:
   Dividends                                                   $   400,124  $   109,406  $  323,833     $  3,519
Expenses:
   Mortality and expense risk                                      148,561      122,036      18,238        2,513
                                                               -----------  -----------  ----------     --------
Net investment income (loss)                                       251,563      (12,630)    305,595        1,006
Net realized gain (loss)                                           375,495    1,003,727       7,043       12,075
Unrealized appreciation (depreciation) during the period           417,912      962,213     446,113       88,675
                                                               -----------  -----------  ----------     --------
Net increase (decrease) in assets, from operations               1,044,970    1,953,310     758,751      101,756
                                                               -----------  -----------  ----------     --------
Changes from principal transactions:
   Transfer of net premiums                                      2,021,690    4,231,922     323,730       87,138
   Transfer on terminations                                     (3,016,086)  (6,483,566)    (85,057)      45,385
   Transfer on policy loans                                        (49,659)      45,331        (233)           -
   Net interfund transfers                                      (4,367,818)  22,681,696   4,146,035      517,902
                                                               -----------  -----------  ----------     --------
Net increase (decrease) in assets, from principal transactions  (5,411,873)  20,475,383   4,384,475      650,425
                                                               -----------  -----------  ----------     --------
Total increase (decrease) in assets,                            (4,366,903)  22,428,693   5,143,226      752,181

Assets, beginning of period                                     29,826,597    7,397,904     752,181            -
                                                               -----------  -----------  ----------     --------
Assets, end of period                                          $25,459,694  $29,826,597  $5,895,407     $752,181
                                                               ===========  ===========  ==========     ========

~ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
## Reflects the period from commencement of operations on May 3, 2004 through
   December 31, 2004.
xx Terminated as an investment option and funds transferred to International
   Equity Index Fund Series 1 on June 18, 2004.

See accompanying notes.

                                                                      Sub-Account
                                              ----------------------------------------------------------
                                                                  International
                                              International Index Opportunities  International Small Cap
                                                Trust Series 1    Trust Series 1      Trust Series 1
                                              ------------------- -------------- -----------------------
                                                  Year Ended       Period Ended  Year Ended   Year Ended
                                                 Dec. 31/04xx      Dec. 31/05~   Dec. 31/05   Dec. 31/04
                                              ------------------- -------------- ----------  -----------
Income:
   Dividends                                      $     9,400         $    -     $   41,190  $     5,349
Expenses:
   Mortality and expense risk                           2,737             43         25,748       24,521
                                                  -----------         ------     ----------  -----------
Net investment income (loss)                            6,663            (43)        15,442      (19,172)
Net realized gain (loss)                              173,749          1,176        404,070      849,587
Unrealized appreciation (depreciation) during
  the period                                         (138,303)           692         25,018      (88,192)
                                                  -----------         ------     ----------  -----------
Net increase (decrease) in assets, from
  operations                                           42,109          1,825        444,530      742,223
                                                  -----------         ------     ----------  -----------
Changes from principal transactions:
   Transfer of net premiums                            91,593              -        562,224      703,685
   Transfer on terminations                           (43,555)          (130)      (384,316)  (1,232,239)
   Transfer on policy loans                              (189)             -         (3,607)      (3,762)
   Net interfund transfers                         (1,365,388)         5,562       (368,929)   1,125,617
                                                  -----------         ------     ----------  -----------
Net increase (decrease) in assets, from
  principal transactions                           (1,317,539)         5,432       (194,628)     593,301
                                                  -----------         ------     ----------  -----------
Total increase (decrease) in assets,               (1,275,430)         7,257        249,902    1,335,524

Assets, beginning of period                         1,275,430              -      4,744,645    3,409,121
                                                  -----------         ------     ----------  -----------
Assets, end of period                             $         -         $7,257     $4,994,547  $ 4,744,645
                                                  ===========         ======     ==========  ===========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

  Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                      Sub-Account
                                                                   -------------------------------------------------
                                                                   International Stock Trust International Value Trust
                                                                           Series 1                  Series 1
                                                                   ------------------------  -----------------------
                                                                    Year Ended   Year Ended   Year Ended   Year Ended
                                                                    Dec. 31/05   Dec. 31/04   Dec. 31/05   Dec. 31/04
                                                                   -----------  -----------  -----------   ----------
Income:
   Dividends                                                       $  90,908 $      104,174  $   220,337   $   82,963
Expenses:
   Mortality and expense risk                                           59,646       61,516       72,597       33,467
                                                                   -----------  -----------  -----------   ----------
Net investment income (loss)                                            31,262       42,658      147,740       49,496
Net realized gain (loss)                                             1,303,080      597,300      779,637    1,009,272
Change in unrealized appreciation (depreciation) during the period     549,710    1,163,890      758,110      188,729
                                                                   -----------  -----------  -----------   ----------
Net increase (decrease) in assets from operations                    1,884,052    1,803,848    1,685,487    1,247,497
                                                                   -----------  -----------  -----------   ----------
Changes from principal transactions:
   Transfer of net premiums                                            943,422    1,212,570    2,752,144    2,116,710
   Transfer on terminations                                         (1,955,865)  (2,209,945)    (995,811)    (366,105)
   Transfer on policy loans                                            (33,396)      54,950       (7,151)     (36,098)
   Net interfund transfers                                             (20,044)     (41,676)   7,855,764     (544,139)
                                                                   -----------  -----------  -----------   ----------
Net increase (decrease) in assets from principal transactions       (1,065,883)    (984,101)   9,604,946    1,170,368
                                                                   -----------  -----------  -----------   ----------
Total increase (decrease) in assets                                    818,169      819,747   11,290,433    2,417,865

Assets, beginning of period                                         13,368,772   12,549,025    8,198,182    5,780,317
                                                                   -----------  -----------  -----------   ----------
Assets, end of period                                              $14,186,941  $13,368,772  $19,488,615   $8,198,182
                                                                   ===========  ===========  ===========   ==========

~ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                                    Sub-Account
                                                        ------------------------------------------------------------------
                                                         Investment Quality Bond  Large Cap Trust  Large Cap Growth Trust
                                                             Trust Series 1          Series 1             Series 1
                                                        ------------------------  --------------- ------------------------
                                                         Year Ended   Year Ended   Period Ended    Year Ended   Year Ended
                                                         Dec. 31/05   Dec. 31/04    Dec. 31/05~    Dec. 31/05   Dec. 31/04
                                                        -----------  -----------  --------------- -----------  -----------
Income:
   Dividends                                            $ 1,301,456  $ 1,366,393      $    -      $    43,632  $    23,846
Expenses:
   Mortality and expense risk                               145,911      146,253           6           32,151       43,751
                                                        -----------  -----------      ------      -----------  -----------
Net investment income (loss)                              1,155,545    1,220,140          (6)          11,481      (19,905)
Net realized gain (loss)                                   (131,716)     596,722           8          168,700      671,749
Change in unrealized appreciation (depreciation) during
  the period                                               (678,441)    (893,139)        240         (202,527)    (345,841)
                                                        -----------  -----------      ------      -----------  -----------
Net increase (decrease) in assets from operations           345,388      923,723         242          (22,346)     306,003
                                                        -----------  -----------      ------      -----------  -----------
Changes from principal transactions:
   Transfer of net premiums                               2,919,232    3,188,093         190          809,538    2,069,195
   Transfer on terminations                              (1,330,058)  (2,616,123)       (203)        (471,606)  (1,224,513)
   Transfer on policy loans                                 (11,860)      41,763           -           (2,137)      (4,664)
   Net interfund transfers                               (5,128,972)  (1,052,994)      3,790       (1,100,453)    (966,924)
                                                        -----------  -----------      ------      -----------  -----------
Net increase (decrease) in assets from principal
  transactions                                           (3,551,658)    (439,261)      3,777         (764,658)    (126,906)
                                                        -----------  -----------      ------      -----------  -----------
Total increase (decrease) in assets                      (3,206,270)     484,462       4,019         (787,004)     179,097

Assets, beginning of period                              22,645,826   22,161,364           -        7,321,297    7,142,200
                                                        -----------  -----------      ------      -----------  -----------
Assets, end of period                                   $19,439,556  $22,645,826      $4,019      $ 6,534,293  $ 7,321,297
                                                        ===========  ===========      ======      ===========  ===========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

  Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                     Sub-Account
                                                                   ------------------------------------------------
                                                                    Large Cap Value Trust  Lifestyle Aggressive 1000
                                                                          Series 1             Trust Series 1
                                                                   ----------------------  ------------------------
                                                                   Year Ended  Year Ended  Year Ended   Year Ended
                                                                   Dec. 31/05  Dec. 31/04  Dec. 31/05   Dec. 31/04
                                                                   ----------  ----------  ----------   ----------
Income:
   Dividends                                                       $        -  $   14,149  $  166,623   $   35,968
Expenses:
   Mortality and expense risk                                           7,746       3,267      32,784       29,388
                                                                   ----------  ----------  ----------   ----------
Net investment income (loss)                                           (7,746)     10,882     133,839        6,580
Net realized gain (loss)                                               98,792      80,283     111,210       47,473
Change in unrealized appreciation (depreciation) during the period    129,574      21,022     284,348      566,211
                                                                   ----------  ----------  ----------   ----------
Net increase (decrease) in assets from operations                     220,620     112,187     529,397      620,264
                                                                   ----------  ----------  ----------   ----------
Changes from principal transactions:
   Transfer of net premiums                                           554,135     113,792     139,567      497,754
   Transfer on terminations                                           (85,528)   (146,556)   (226,254)     (55,157)
   Transfer on policy loans                                           (21,269)          -        (472)         594
   Net interfund transfers                                          1,762,407      33,531     266,813    2,991,538
                                                                   ----------  ----------  ----------   ----------
Net increase (decrease) in assets from principal transactions       2,209,745         767     179,654    3,434,729
                                                                   ----------  ----------  ----------   ----------
Total increase (decrease) in assets                                 2,430,365     112,954     709,051    4,054,993

Assets, beginning of period                                         1,435,901   1,322,947   5,093,275    1,038,282
                                                                   ----------  ----------  ----------   ----------
Assets, end of period                                              $3,866,266  $1,435,901  $5,802,326   $5,093,275
                                                                   ==========  ==========  ==========   ==========

See accompanying notes.

                                                                                 Sub-Account
                                                  ----------------------------------------------------------------------------
                                                   Lifestyle Balanced 640   Lifestyle Conservative 280   Lifestyle Growth 820
                                                       Trust Series 1           Trust Series 1              Trust Series 1
                                                  ------------------------  -------------------------  -----------------------
                                                   Year Ended   Year Ended  Year Ended    Year Ended    Year Ended  Year Ended
                                                   Dec. 31/05   Dec. 31/04  Dec. 31/05    Dec. 31/04    Dec. 31/05  Dec. 31/04
                                                  -----------  -----------  ----------    ----------   -----------  ----------
Income:
   Dividends                                      $ 1,032,966  $   328,587  $  490,384    $  243,215   $   248,841  $   97,192
Expenses:
   Mortality and expense risk                         110,084       96,243      37,798        35,051        46,474      42,944
                                                  -----------  -----------   ----------   ----------   -----------  ----------
Net investment income (loss)                          922,882      232,344     452,586       208,164       202,367      54,248
Net realized gain (loss)                              653,088    1,185,242      11,961       334,023       272,909     236,171
Change in unrealized appreciation (depreciation)
  during the period                                  (492,526)     672,696    (328,023)     (119,281)      112,729     596,713
                                                  -----------  -----------   ----------   ----------   -----------  ----------
Net increase (decrease) in assets from operations   1,083,444    2,090,282     136,524       422,906       588,005     887,132
                                                  -----------  -----------   ----------   ----------   -----------  ----------
Changes from principal transactions:
   Transfer of net premiums                         2,455,423    3,100,911     949,035       983,092       599,804     792,513
   Transfer on terminations                        (1,998,862)  (1,116,611)   (497,194)     (451,598)   (1,241,110)   (404,024)
   Transfer on policy loans                          (110,799)         590           -           (54)      (25,468)     (3,582)
   Net interfund transfers                            113,337      165,265    (130,406)     (475,564)      672,862   3,574,472
                                                  -----------  -----------   ----------   ----------   -----------  ----------
Net increase (decrease) in assets from principal
  transactions                                        459,099    2,150,155     321,435        55,876         6,088   3,959,379
                                                  -----------  -----------   ----------   ----------   -----------  ----------
Total increase (decrease) in assets                 1,542,543    4,240,437     457,959       478,782       594,093   4,846,511

Assets, beginning of period                        18,039,138   13,798,701   5,504,364     5,025,582     7,721,710   2,875,199
                                                  -----------  -----------   ----------   ----------   -----------  ----------
Assets, end of period                             $19,581,681  $18,039,138  $5,962,323    $5,504,364   $ 8,315,803  $7,721,710
                                                  ===========  ===========   ==========   ==========   ===========  ==========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

  Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                    Sub-Account
                                                                   --------------------------------------------
                                                                   Lifestyle Moderate 460   Mid Cap Core Trust
                                                                       Trust Series 1            Series 1
                                                                   ----------------------  --------------------
                                                                   Year Ended  Year Ended  Year Ended Year Ended
                                                                   Dec. 31/05  Dec. 31/04  Dec. 31/05 Dec. 31/04
                                                                   ----------  ----------  ---------- ----------
Income:
   Dividends                                                       $  196,461  $   74,117   $ 83,108  $   2,449
Expenses:
   Mortality and expense risk                                          15,050      15,603      4,916      2,811
                                                                   ----------  ----------   --------  ---------
Net investment income (loss)                                          181,411      58,514     78,192       (362)
Net realized gain (loss)                                               84,567     145,304      6,252     29,124
Change in unrealized appreciation (depreciation) during the period   (162,256)    104,246    (41,042)    44,290
                                                                   ----------  ----------   --------  ---------
Net increase (decrease) in assets from operations                     103,722     308,064     43,402     73,052
                                                                   ----------  ----------   --------  ---------
Changes from principal transactions:
   Transfer of net premiums                                           189,342     914,609    354,026    241,312
   Transfer on terminations                                          (802,700)   (218,578)   (69,558)  (153,727)
   Transfer on policy loans                                           158,125          14        (21)         1
   Net interfund transfers                                            (87,269)    624,400    (85,934)   380,453
                                                                   ----------  ----------   --------  ---------
Net increase (decrease) in assets from principal transactions        (542,502)  1,320,445    198,513    468,039
                                                                   ----------  ----------   --------  ---------
Total increase (decrease) in assets                                  (438,780)  1,628,509    241,915    541,091

Assets, beginning of period                                         3,447,752   1,819,243    587,434     46,343
                                                                   ----------  ----------   --------  ---------
Assets, end of period                                              $3,008,972  $3,447,752   $829,349  $ 587,434
                                                                   ==========  ==========   ========  =========

See accompanying notes.

                                                                       Sub-Account
                                       ---------------------------------------------------------------------------
                                         Mid Cap Index Trust       Mid Cap Stock Trust       Mid Cap Value Trust
                                               Series 1                 Series 1                  Series 1
                                       -----------------------  ------------------------  ------------------------
                                        Year Ended  Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                        Dec. 31/05  Dec. 31/04   Dec. 31/05   Dec. 31/04   Dec. 31/05   Dec. 31/04
                                       -----------  ----------  -----------  -----------  -----------  -----------
Income:
   Dividends                           $   398,312  $   20,885  $   203,232  $         -  $   865,256  $    50,792
Expenses:
   Mortality and expense risk               35,270      23,879       55,141       44,528      119,540       52,309
                                       -----------  ----------  -----------  -----------  -----------  -----------
Net investment income (loss)               363,042      (2,994)     148,091      (44,528)     745,716       (1,517)
Net realized gain (loss)                   430,241     572,157      424,773    1,502,857    1,371,665    1,262,145
Change in unrealized appreciation
  (depreciation) during the period        (104,490)    255,962    1,237,951      401,043      326,694    1,027,584
                                       -----------  ----------  -----------  -----------  -----------  -----------
Net increase (decrease) in assets from
  operations                               688,793     825,125    1,810,815    1,859,372    2,444,075    2,288,212
                                       -----------  ----------  -----------  -----------  -----------  -----------
Changes from principal transactions:
   Transfer of net premiums                969,412     883,375    1,552,040    4,622,286    3,777,121    4,154,000
   Transfer on terminations               (366,310)   (560,507)    (638,596)  (1,117,415)    (912,509)  (1,401,796)
   Transfer on policy loans                   (352)       (130)        (376)        (729)        (378)      24,834
   Net interfund transfers              (2,044,633)  2,106,730   (5,724,536)   5,828,863   13,268,419    2,046,385
                                       -----------  ----------  -----------  -----------  -----------  -----------
Net increase (decrease) in assets from
  principal transactions                (1,441,883)  2,429,468   (4,811,468)   9,333,005   16,132,653    4,823,423
                                       -----------  ----------  -----------  -----------  -----------  -----------
Total increase (decrease) in assets       (753,090)  3,254,593   (3,000,653)  11,192,377   18,576,728    7,111,635

Assets, beginning of period              6,984,470   3,729,877   16,362,126    5,169,749   13,585,575    6,473,940
                                       -----------  ----------  -----------  -----------  -----------  -----------
Assets, end of period                  $ 6,231,380  $6,984,470  $13,361,473  $16,362,126  $32,162,303  $13,585,575
                                       ===========  ==========  ===========  ===========  ===========  ===========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

  Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                      Sub-Account
                                                                   -------------------------------------------------
                                                                       Money Market Trust     Natural Resources Trust
                                                                            Series 1                 Series 1
                                                                   -------------------------  ----------------------
                                                                    Year Ended   Year Ended   Year Ended  Year Ended
                                                                    Dec. 31/05   Dec. 31/04   Dec. 31/05  Dec. 31/04
                                                                   -----------  ------------  ----------  ----------
Income:
   Dividends                                                       $ 1,334,553  $    341,955  $   70,449  $   15,891
Expenses:
   Mortality and expense risk                                          240,075       215,875      16,587       5,348
                                                                   -----------  ------------  ----------  ----------
Net investment income (loss)                                         1,094,478       126,080      53,862      10,543
Net realized gain (loss)                                                     -             -     739,877     259,989
Change in unrealized appreciation (depreciation) during the period           -             -     558,950      13,369
                                                                   -----------  ------------  ----------  ----------
Net increase (decrease) in assets from operations                    1,094,478       126,080   1,352,689     283,901
                                                                   -----------  ------------  ----------  ----------
Changes from principal transactions:
   Transfer of net premiums                                         12,718,525    28,529,902     884,166     275,431
   Transfer on terminations                                         (8,191,624)   (7,713,967)   (113,353)    (50,167)
   Transfer on policy loans                                            (36,426)      (78,061)     (4,099)          -
   Net interfund transfers                                           6,751,164   (19,391,094)  1,157,218     337,104
                                                                   -----------  ------------  ----------  ----------
Net increase (decrease) in assets from principal transactions       11,241,639     1,346,780   1,923,932     562,368
                                                                   -----------  ------------  ----------  ----------
Total increase (decrease) in assets                                 12,336,117     1,472,860   3,276,621     846,269

Assets, beginning of period                                         40,361,843    38,888,983   1,963,833   1,117,564
                                                                   -----------  ------------  ----------  ----------
Assets, end of period                                              $52,697,960  $ 40,361,843  $5,240,454  $1,963,833
                                                                   ===========  ============  ==========  ==========

## Reflects the period from commencement of operations on May 3, 2004 through
   December 31, 2004.
** Terminated as an investment option and funds transferred to International
   Value Trust on May 2, 2005.

See accompanying notes.

                                                                                 Sub-Account
                                                  ---------------------------------------------------------------------------
                                                       Overseas Trust          Pacific Rim Trust    Quantitative All Cap Trust
                                                          Series 1                 Series 1                Series 1
                                                  ------------------------  ----------------------  -------------------------
                                                   Year Ended   Year Ended  Year Ended  Year Ended  Year Ended   Period Ended
                                                  Dec. 31/05**  Dec. 31/04  Dec. 31/05  Dec. 31/04  Dec.31/05    Dec.31/04##
                                                  ------------ -----------  ----------  ----------  ----------   ------------
Income:
   Dividends                                      $    26,472  $    21,159  $   51,181  $   20,768   $ 2,139       $     35
Expenses:
   Mortality and expense risk                          11,015       33,125      33,430      29,895        52              7
                                                  -----------  -----------  ----------  ----------   -------       --------
Net investment income (loss)                           15,457      (11,966)     17,751      (9,127)    2,087             28
Net realized gain (loss)                              453,768    1,033,768     366,227     536,710       319            229
Change in unrealized appreciation (depreciation)
  during the period                                  (643,264)    (445,818)    992,934     257,716    (1,577)           128
                                                  -----------  -----------  ----------  ----------   -------       --------
Net increase (decrease) in assets from operations    (174,039)     575,984   1,376,912     785,299       829            385
                                                  -----------  -----------  ----------  ----------   -------       --------
Changes from principal transactions:
   Transfer of net premiums                           332,051    1,245,662     475,979     617,822    27,153         28,497
   Transfer on terminations                          (121,484)  (1,498,451)   (716,554)   (905,314)   (1,212)          (137)
   Transfer on policy loans                              (203)        (779)      6,685      51,175         -              -
   Net interfund transfers                         (6,052,348)     676,903     (50,112)  1,037,019     2,987        (25,829)
                                                  -----------  -----------  ----------  ----------   -------       --------
Net increase (decrease) in assets from principal
  transactions                                     (5,841,984)     423,335    (284,002)    800,702    28,928          2,531
                                                  -----------  -----------  ----------  ----------   -------       --------
Total increase (decrease) in assets                (6,016,023)     999,319   1,092,910   1,586,001    29,757          2,916

Assets, beginning of period                         6,016,023    5,016,704   5,836,323   4,250,322     2,916              -
                                                  -----------  -----------  ----------  ----------   -------       --------
Assets, end of period                             $         -  $ 6,016,023  $6,929,233  $5,836,323   $32,673       $  2,916
                                                  ===========  ===========  ==========  ==========   =======       ========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

  Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                  Sub-Account
                                                                   ---------------------------------------------
                                                                   Quantitative Equity Quantitative Mid Cap Trust
                                                                     Trust Series 1          Series 1
                                                                   ------------------- -------------------------
                                                                       Year Ended      Year Ended    Year Ended
                                                                      Dec. 31/04xx     Dec. 31/05    Dec. 31/04
                                                                   ------------------- ----------    ----------
Income:
   Dividends                                                          $    198,602      $      -      $      -
Expenses:
   Mortality and expense risk                                               43,130         2,544         2,073
                                                                      ------------      --------      --------
Net investment income (loss)                                               155,472        (2,544)       (2,073)
Net realized gain (loss)                                                (7,943,133)       13,336        12,163
Change in unrealized appreciation (depreciation) during the period       7,725,161        42,955        42,800
                                                                      ------------      --------      --------
Net increase (decrease) in assets from operations                          (62,500)       53,747        52,890
                                                                      ------------      --------      --------
Changes from principal transactions:
   Transfer of net premiums                                                543,057        71,765        52,296
   Transfer on terminations                                             (1,119,875)      (19,192)      (41,619)
   Transfer on policy loans                                                (16,546)          (22)            -
   Net interfund transfers                                             (20,123,033)      (13,615)      175,614
                                                                      ------------      --------      --------
Net increase (decrease) in assets from principal transactions          (20,716,397)       38,936       186,291
                                                                      ------------      --------      --------
Total increase (decrease) in assets                                    (20,778,897)       92,683       239,181

Assets, beginning of period                                             20,778,897       394,385       155,204
                                                                      ------------      --------      --------
Assets, end of period                                                 $          -      $487,068      $394,385
                                                                      ============      ========      ========

xx Terminated as an investment option and funds transferred to U.S. Large Cap
   Trust Series 1 on May 3, 2004.
++ Fund available in prior year but not active.

See accompanying notes.

                                                                                    Sub-Account
                                                        -------------------------------------------------------------------
                                                        Quantitative Value  Real Estate Securities      Real Return Bond
                                                          Trust Series 1        Trust Series 1           Trust Series 1
                                                        ------------------ ------------------------  ----------------------
                                                           Period Ended     Year Ended   Year Ended  Year Ended  Year Ended
                                                           Dec. 31/05++     Dec. 31/05   Dec. 31/04  Dec. 31/05  Dec. 31/04
                                                        ------------------ -----------  -----------  ----------  ----------
Income:
   Dividends                                                  $   -        $ 5,696,781  $   685,716  $   58,163  $   22,216
Expenses:
   Mortality and expense risk                                    27            201,032      165,197       7,035       5,297
                                                              -----        -----------  -----------  ----------  ----------
Net investment income (loss)                                    (27)         5,495,749      520,519      51,128      16,919
Net realized gain (loss)                                        649          2,300,759    2,771,624      20,619     (20,665)
Change in unrealized appreciation (depreciation) during
  the period                                                      -         (4,050,057)   5,105,174     (62,554)     67,108
                                                              -----        -----------  -----------  ----------  ----------
Net increase (decrease) in assets from operations               622          3,746,451    8,397,317       9,193      63,362
                                                              -----        -----------  -----------  ----------  ----------
Changes from principal transactions:
   Transfer of net premiums                                       -          3,203,497    4,537,256     477,070     212,754
   Transfer on terminations                                    (156)        (3,735,390)  (2,562,745)    (76,309)   (202,894)
   Transfer on policy loans                                       -            (71,285)      13,292     (24,241)          -
   Net interfund transfers                                     (466)        (1,953,087)   3,708,238    (301,076)  1,434,946
                                                              -----        -----------  -----------  ----------  ----------
Net increase (decrease) in assets from principal
  transactions                                                 (622)        (2,556,265)   5,696,041      75,444   1,444,806
                                                              -----        -----------  -----------  ----------  ----------
Total increase (decrease) in assets                               -          1,190,186   14,093,358      84,637   1,508,168

Assets, beginning of period                                       -         38,437,806   24,344,448   1,584,831      76,663
                                                              -----        -----------  -----------  ----------  ----------
Assets, end of period                                         $   -        $39,627,992  $38,437,806  $1,669,468  $1,584,831
                                                              =====        ===========  ===========  ==========  ==========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

  Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                  Sub-Account
                                                                   -----------------------------------------
                                                                      Science & Technology    Small Cap Trust
                                                                         Trust Series 1          Series 1
                                                                   -------------------------  ---------------
                                                                    Year Ended    Year Ended   Period Ended
                                                                    Dec. 31/05    Dec. 31/04    Dec. 31/05~
                                                                   ------------  -----------  ---------------
Income:
   Dividends                                                       $          -  $         -      $     -
Expenses:
   Mortality and expense risk                                           106,167      126,572           15
                                                                   ------------  -----------      -------
Net investment income (loss)                                           (106,167)    (126,572)         (15)
Net realized gain (loss)                                                415,202    3,685,252           (7)
Change in unrealized appreciation (depreciation) during the period     (348,119)  (3,490,949)         340
                                                                   ------------  -----------      -------
Net increase (decrease) in assets from operations                       (39,084)      67,731          318
                                                                   ------------  -----------      -------
Changes from principal transactions:
   Transfer of net premiums                                           2,330,500    7,760,063          517
   Transfer on terminations                                          (1,675,670)  (4,236,763)        (224)
   Transfer on policy loans                                               8,380      (41,439)           -
   Net interfund transfers                                          (10,559,993)     518,941       16,420
                                                                   ------------  -----------      -------
Net increase (decrease) in assets from principal transactions        (9,896,783)   4,000,802       16,713
                                                                   ------------  -----------      -------
Total increase (decrease) in assets                                  (9,935,867)   4,068,533       17,031

Assets, beginning of period                                          30,223,103   26,154,570            -
                                                                   ------------  -----------      -------
Assets, end of period                                              $ 20,287,236  $30,223,103      $17,031
                                                                   ============  ===========      =======

~ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
## Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

See accompanying notes.

                                                                                Sub-Account
                                                  -----------------------------------------------------------------------
                                                   Small Cap Index Trust   Small Cap Opportunities   Small Company Trust
                                                          Series 1             Trust Series 1             Series 1
                                                  -----------------------  ----------------------  ----------------------
                                                   Year Ended  Year Ended  Year Ended  Year Ended  Year Ended Period Ended
                                                   Dec. 31/05  Dec. 31/04  Dec. 31/05  Dec. 31/04  Dec. 31/05 Dec. 31/04##
                                                  -----------  ----------  ----------  ----------  ---------- ------------
Income:
   Dividends                                      $ 450,972 $      15,158  $   19,697  $    3,327   $      4      $ -
Expenses:
   Mortality and expense risk                          52,105      23,199      17,963       3,140        245        -
                                                  -----------  ----------  ----------  ----------   --------      ---
Net investment income (loss)                          398,867      (8,041)      1,734         187       (241)       -
Net realized gain (loss)                              194,935     211,250     296,913     113,023      6,841        6
Change in unrealized appreciation (depreciation)
  during the period                                    12,957     540,967     293,682     108,537      1,017        -
                                                  -----------  ----------  ----------  ----------   --------      ---
Net increase (decrease) in assets from operations     606,759     744,176     592,329     221,747      7,617        6
                                                  -----------  ----------  ----------  ----------   --------      ---
Changes from principal transactions:
   Transfer of net premiums                           953,242   1,169,609     332,904     127,192     42,362        -
   Transfer on terminations                          (466,990)   (166,933)   (280,836)   (133,464)   (89,707)      (1)
   Transfer on policy loans                            49,463     (50,614)       (169)          -          -        -
   Net interfund transfers                          3,529,504   3,211,715   3,741,257     919,045     83,695       (5)
                                                  -----------  ----------  ----------  ----------   --------      ---
Net increase (decrease) in assets from principal
  transactions                                      4,065,219   4,163,777   3,793,156     912,773     36,350       (6)
                                                  -----------  ----------  ----------  ----------   --------      ---
Total increase (decrease) in assets                 4,671,978   4,907,953   4,385,485   1,134,520     43,967        -

Assets, beginning of period                         7,067,046   2,159,093   1,625,557     491,037          -        -
                                                  -----------  ----------  ----------  ----------   --------      ---
Assets, end of period                             $11,739,024  $7,067,046  $6,011,042  $1,625,557   $ 43,967      $ -
                                                  ===========  ==========  ==========  ==========   ========      ===

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

  Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                       Sub-Account
                                                                   --------------------------------------------------
                                                                      Small Company Blend       Small Company Value
                                                                        Trust Series 1            Trust Series 1
                                                                   ------------------------  ------------------------
                                                                    Year Ended   Year Ended   Year Ended   Year Ended
                                                                   Dec. 31/05**  Dec. 31/04   Dec. 31/05   Dec. 31/04
                                                                   ------------ -----------  -----------  -----------
Income:
   Dividends                                                       $         -  $         -  $   428,910  $   232,040
Expenses:
   Mortality and expense risk                                            4,230       14,623      115,206       94,855
                                                                   -----------  -----------  -----------  -----------
Net investment income (loss)                                            (4,230)     (14,623)     313,704      137,185
Net realized gain (loss)                                                (4,367)     476,929    2,353,453    2,282,749
Change in unrealized appreciation (depreciation) during the period    (227,929)    (381,573)  (1,242,663)   1,936,155
                                                                   -----------  -----------  -----------  -----------
Net increase (decrease) in assets from operations                     (236,526)      80,733    1,424,494    4,356,089
                                                                   -----------  -----------  -----------  -----------
Changes from principal transactions:
   Transfer of net premiums                                             27,490      352,634    4,488,191    4,890,637
   Transfer on terminations                                           (100,046)    (676,647)  (1,916,909)  (1,900,460)
   Transfer on policy loans                                             (1,238)     (50,127)      (8,957)      11,035
   Net interfund transfers                                          (1,314,266)  (1,414,305)  (2,287,918)   1,934,834
                                                                   -----------  -----------  -----------  -----------
Net increase (decrease) in assets from principal transactions       (1,388,060)  (1,788,445)     274,407    4,936,046
                                                                   -----------  -----------  -----------  -----------
Total increase (decrease) in assets                                 (1,624,586)  (1,707,712)   1,698,901    9,292,135

Assets, beginning of period                                          1,624,586    3,332,298   24,396,927   15,104,792
                                                                   -----------  -----------  -----------  -----------
Assets, end of period                                              $         -  $ 1,624,586  $26,095,828  $24,396,927
                                                                   ===========  ===========  ===========  ===========

** Terminated as an investment option and funds transferred to Small Cap
   Opportunities Trust Series 1 on May 2, 2005.
) Terminated as an investment option and funds transferred to U.S. Global Leaders Growth Trust Series 1 on May 2, 2005.

See accompanying notes.

                                                                    Sub-Account
                                       ---------------------------------------------------------------------
                                        Special Value Trust   Strategic Bond Trust    Strategic Growth Trust
                                             Series 1               Series 1                 Series 1
                                       --------------------  ----------------------  -----------------------
                                       Year Ended Year Ended Year Ended  Year Ended  Year Ended   Year Ended
                                       Dec. 31/05 Dec. 31/04 Dec. 31/05  Dec. 31/04  Dec. 31/05)  Dec. 31/04
                                       ---------- ---------- ----------  ----------  -----------  ----------
Income:
   Dividends                            $  1,101   $  3,020  $  104,231  $  166,811  $    22,052  $        -
Expenses:
   Mortality and expense risk              1,480        839      23,638      24,149        1,619       7,897
                                        --------   --------  ----------  ----------  -----------  ----------
Net investment income (loss)                (379)     2,181      80,593     142,662       20,433      (7,897)
Net realized gain (loss)                   5,043      2,877     102,238      60,033       31,411     219,720
Change in unrealized appreciation
  (depreciation) during the period        13,482     30,299    (100,942)     49,512     (111,325)   (109,627)
                                        --------   --------  ----------  ----------  -----------  ----------
Net increase (decrease) in assets from
  operations                              18,146     35,357      81,889     252,207      (59,481)    102,196
                                        --------   --------  ----------  ----------  -----------  ----------
Changes from principal transactions:
   Transfer of net premiums               39,101     35,513     878,464   1,203,396       43,285     236,481
   Transfer on terminations               (7,980)    (4,252)   (303,891)   (280,031)     (14,017)   (933,642)
   Transfer on policy loans                    -          -         202      (3,858)           -         100
   Net interfund transfers                34,544     (7,234)   (260,453)    469,939   (1,009,266)    111,460
                                        --------   --------  ----------  ----------  -----------  ----------
Net increase (decrease) in assets from
  principal transactions                  65,665     24,027     314,322   1,389,446     (979,998)   (585,601)
                                        --------   --------  ----------  ----------  -----------  ----------
Total increase (decrease) in assets       83,811     59,384     396,211   1,641,653   (1,039,479)   (483,405)

Assets, beginning of period              225,420    166,036   4,821,612   3,179,959    1,039,479   1,522,884
                                        --------   --------  ----------  ----------  -----------  ----------
Assets, end of period                   $309,231   $225,420  $5,217,823  $4,821,612  $         -  $1,039,479
                                        ========   ========  ==========  ==========  ===========  ==========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

  Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                      Sub-Account
                                                                   ------------------------------------------------
                                                                    Strategic Income Trust  Strategic Opportunities
                                                                           Series 1              Trust Series 1
                                                                   -----------------------  -----------------------
                                                                   Year Ended  Period Ended Year Ended   Year Ended
                                                                   Dec. 31/05  Dec. 31/04## Dec. 31/05   Dec. 31/04
                                                                   ----------  ------------ ----------  -----------
Income:
   Dividends                                                       $   42,262    $   456    $   18,691  $     4,691
Expenses:
   Mortality and expense risk                                           2,001         30        26,579       31,607
                                                                   ----------    -------    ----------  -----------
Net investment income (loss)                                           40,261        426        (7,888)     (26,916)
Net realized gain (loss)                                                1,191          6       108,570       54,973
Change in unrealized appreciation (depreciation) during the period    (29,060)       320       319,582      540,794
                                                                   ----------    -------    ----------  -----------
Net increase (decrease) in assets from operations                      12,392        752       420,264      568,851
                                                                   ----------    -------    ----------  -----------
Changes from principal transactions:
   Transfer of net premiums                                            31,429          -       401,814      813,794
   Transfer on terminations                                           (13,544)      (284)     (620,348)    (779,773)
   Transfer on policy loans                                              (124)         -        (1,187)      25,888
   Net interfund transfers                                          1,014,937     29,699       173,814   (1,859,398)
                                                                   ----------    -------    ----------  -----------
Net increase (decrease) in assets from principal transactions       1,032,698     29,415       (45,907)  (1,799,489)
                                                                   ----------    -------    ----------  -----------
Total increase (decrease) in assets                                 1,045,090     30,167       374,357   (1,230,638)

Assets, beginning of period                                            30,167          -     4,732,242    5,962,880
                                                                   ----------    -------    ----------  -----------
Assets, end of period                                              $1,075,257    $30,167    $5,106,599  $ 4,732,242
                                                                   ==========    =======    ==========  ===========

## Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

See accompanying notes.

                                                                                 Sub-Account
                                                 --------------------------------------------------------------------------
                                                  Strategic Value Trust      Total Return Trust     Total Stock Market Index
                                                        Series 1                  Series 1               Trust Series 1
                                                 ----------------------  -------------------------  -----------------------
                                                 Year Ended  Year Ended   Year Ended    Year Ended  Year Ended   Year Ended
                                                 Dec. 31/05  Dec. 31/04   Dec. 31/05    Dec. 31/04  Dec. 31/05   Dec. 31/04
                                                 ---------- -----------  ------------  -----------  ----------  -----------
Income:
   Dividends                                     $  19,083  $     2,224  $  2,249,068  $ 1,747,512  $   30,875  $    26,321
Expenses:
   Mortality and expense risk                        5,018        4,362       205,186      173,817      15,894       21,037
                                                 ---------  -----------  ------------  -----------  ----------  -----------
Net investment income (loss)                        14,065       (2,138)    2,043,882    1,573,695      14,981        5,284
Net realized gain (loss)                            25,957      268,135      (298,985)     (53,376)    158,751      441,641
Change in unrealized appreciation
  (depreciation) during the period                 (91,372)     (95,497)     (781,786)      36,499     (11,247)    (163,829)
                                                 ---------  -----------  ------------  -----------  ----------  -----------
Net increase (decrease) in assets from
  operations                                       (51,350)     170,500       963,111    1,556,818     162,485      283,096
                                                 ---------  -----------  ------------  -----------  ----------  -----------
Changes from principal transactions:
   Transfer of net premiums                         56,440      195,688     5,960,390   13,333,338     456,605      739,392
   Transfer on terminations                       (623,336)     (38,725)   (3,595,874)  (3,157,466)   (314,313)    (618,492)
   Transfer on policy loans                              -        7,539       (20,285)      (1,095)        476         (313)
   Net interfund transfers                        (127,478)  (1,832,767)  (10,329,597)    (980,814)    930,146   (1,551,114)
                                                 ---------  -----------  ------------  -----------  ----------  -----------
Net increase (decrease) in assets from principal
  transactions                                    (694,374)  (1,668,265)   (7,985,366)   9,193,963   1,072,914   (1,430,527)
                                                 ---------  -----------  ------------  -----------  ----------  -----------
Total increase (decrease) in assets               (745,724)  (1,497,765)   (7,022,255)  10,750,781   1,235,399   (1,147,431)

Assets, beginning of period                        832,892    2,330,657    49,394,073   38,643,292   2,572,128    3,719,559
                                                 ---------  -----------  ------------  -----------  ----------  -----------
Assets, end of period                            $  87,168  $   832,892  $ 42,371,818  $49,394,073  $3,807,527  $ 2,572,128
                                                 =========  ===========  ============  ===========  ==========  ===========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

  Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                    Sub-Account
                                                                   -----------------------------------------------
                                                                    U.S. Global Leaders  U.S. Government Securities
                                                                   Growth Trust Series 1      Trust Series 1
                                                                   --------------------- -------------------------
                                                                       Period Ended      Year Ended    Year Ended
                                                                       Dec. 31/05++      Dec. 31/05    Dec. 31/04
                                                                   --------------------- ----------   -----------
Income:
   Dividends                                                            $   21,640       $  325,470   $   235,364
Expenses:
   Mortality and expense risk                                                3,729           46,019        37,676
                                                                        ----------       ----------   -----------
Net investment income (loss)                                                17,911          279,451       197,688
Net realized gain (loss)                                                    13,359          (60,923)      (62,499)
Change in unrealized appreciation (depreciation) during the period          66,198         (126,220)       29,793
                                                                        ----------       ----------   -----------
Net increase (decrease) in assets from operations                           97,468           92,308       164,982
                                                                        ----------       ----------   -----------
Changes from principal transactions:
   Transfer of net premiums                                                120,102        2,691,564     2,316,495
   Transfer on terminations                                                (95,802)        (601,199)   (1,509,148)
   Transfer on policy loans                                                    100          (17,078)       (1,876)
   Net interfund transfers                                                 979,083         (427,261)   (1,612,537)
                                                                        ----------       ----------   -----------
Net increase (decrease) in assets from principal transactions            1,003,483        1,646,026      (807,066)
                                                                        ----------       ----------   -----------
Total increase (decrease) in assets                                      1,100,951        1,738,334      (642,084)

Assets, beginning of period                                                      -        8,245,778     8,887,862
                                                                        ----------       ----------   -----------
Assets, end of period                                                   $1,100,951       $9,984,112   $ 8,245,778
                                                                        ==========       ==========   ===========

++ Fund available in prior year but not active.

See accompanying notes.

                                                                                 Sub-Account
                                                 ----------------------------------------------------------------------------
                                                   U.S. Large Cap Trust
                                                         Series 1          Utilities Trust Series 1    Value Trust Series 1
                                                 ------------------------  -----------------------  -------------------------
                                                  Year Ended   Year Ended  Year Ended   Year Ended   Year Ended    Year Ended
                                                  Dec. 31/05   Dec. 31/04  Dec. 31/05   Dec. 31/04   Dec. 31/05    Dec. 31/04
                                                 -----------  -----------  ----------   ----------  ------------  -----------
Income:
   Dividends                                     $    93,489  $    14,756  $   81,868    $  1,176   $     56,502  $    70,205
Expenses:
   Mortality and expense risk                        134,525      102,018       6,969       1,321         56,755       73,832
                                                 -----------  -----------  ----------    --------   ------------  -----------
Net investment income (loss)                         (41,036)     (87,262)     74,899        (145)          (253)      (3,627)
Net realized gain (loss)                             495,701      680,254      60,629      20,291        693,338    2,389,598
Change in unrealized appreciation
  (depreciation) during the period                   619,166    1,272,633      87,129      54,611         44,915     (156,787)
                                                 -----------  -----------  ----------    --------   ------------  -----------
Net increase (decrease) in assets from
  operations                                       1,073,831    1,865,625     222,657      74,757        738,000    2,229,184
                                                 -----------  -----------  ----------    --------   ------------  -----------
Changes from principal transactions:
   Transfer of net premiums                        1,723,981    1,686,794     292,142      16,995      1,587,703    6,364,526
   Transfer on terminations                       (2,437,739)  (2,845,810)    (41,249)    (11,554)      (548,553)  (1,959,091)
   Transfer on policy loans                           27,193       36,588      (2,831)    (21,107)        (3,802)       4,581
   Net interfund transfers                          (444,512)  18,447,265   1,240,265     308,920    (14,588,210)   3,381,928
                                                 -----------  -----------  ----------    --------   ------------  -----------
Net increase (decrease) in assets from principal
  transactions                                    (1,131,077)  17,324,837   1,488,327     293,254    (13,552,862)   7,791,944
                                                 -----------  -----------  ----------    --------   ------------  -----------
Total increase (decrease) in assets                  (57,246)  19,190,462   1,710,984     368,011    (12,814,862)  10,021,128

Assets, beginning of period                       22,836,763    3,646,301     489,462     121,451     22,720,877   12,699,749
                                                 -----------  -----------  ----------    --------   ------------  -----------
Assets, end of period                            $22,779,517  $22,836,763  $2,200,446    $489,462   $  9,906,015  $22,720,877
                                                 ===========  ===========  ==========    ========   ============  ===========

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

  Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                              Total
                                                                   --------------------------
                                                                    Year Ended    Year Ended
                                                                    Dec. 31/05    Dec. 31/04
                                                                   ------------  ------------
Income:
   Dividends                                                       $ 22,903,011  $  9,343,432
Expenses:
   Mortality and expense risk                                         3,546,389     3,256,647
                                                                   ------------  ------------
Net investment income (loss)                                         19,356,622     6,086,785
Net realized gain (loss)                                             29,910,849    25,595,639
Change in unrealized appreciation (depreciation) during the period   (8,176,520)   29,602,062
                                                                   ------------  ------------
Net increase (decrease) in assets from operations                    41,090,951    61,284,486
                                                                   ------------  ------------
Changes from principal transactions:
   Transfer of net premiums                                          93,226,794   146,386,789
   Transfer on terminations                                         (66,979,008)  (88,708,576)
   Transfer on policy loans                                            (351,004)      (76,529)
   Net interfund transfers                                           (6,962,283)    1,335,829
                                                                   ------------  ------------
Net increase (decrease) in assets from principal transactions        18,934,499    58,937,513
                                                                   ------------  ------------
Total increase (decrease) in assets                                  60,025,450   120,221,999

Assets, beginning of period                                         681,926,956   561,704,957
                                                                   ------------  ------------
Assets, end of period                                              $741,952,406  $681,926,956
                                                                   ============  ============

See accompanying notes.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

                         Notes to Financial Statements

                               December 31, 2005

1. Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account N (formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N) (the "Account") is a separate account administered and sponsored by John Hancock Life Insurance Company (U.S.A.) ("JHUSA" or the "Company") (formerly The Manufacturers Life Insurance Company (U.S.A.)) ("ManUSA" or the "Company"). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the "Act") and has seventy-two active investment sub-accounts that invest in shares of a particular John Hancock Trust (formerly Manufacturers Investment Trust) portfolio and one sub-account that invests in shares of a particular PIMCO Variable Investment Trust portfolio. John Hancock Trust (formerly Manufacturers Investment Trust) and PIMCO Variable Investment Trust (collectively the "Trusts") are registered under the Act as open-end management investment companies, commonly known as mutual funds, which do not transact with the general public. Instead, the Trusts deal primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under variable universal life insurance contracts (the "Contracts") issued by the Company.

The Company is a stock life insurance company incorporated under the laws of Michigan in 1979. The Company is a wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian based publicly traded life insurance company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

                   Notes to Financial Statements (continued)

1. Organization (continued)

Effective January 1, 2005, the following name changes occurred:

                 Previous Name                                      New Name
                 -------------                                      --------
The Manufacturers Life Insurance Company (U.S.A.) John Hancock Life Insurance Company (U.S.A.)
        Manulife Financial Securities LLC                John Hancock Distributors LLC
         Manufacturers Investment Trust                        John Hancock Trust
    The Manufacturers Life Insurance Company          John Hancock Life Insurance Company
           (U.S.A.) Separate Account N                    (U.S.A.) Separate Account N

As the result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

          Previous Name                         New Name                   Effective Date
          -------------                         --------                   --------------
 International Equity Index Fund   International Equity Index Trust A       May 2, 2005
       Global Equity Trust                    Global Trust                  May 3, 2004
Pacific Rim Emerging Markets Trust         Pacific Rim Trust                May 3, 2004

Effective May 2, 2005, the following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-account funds as follows:

                  Terminated               Funds Transferred To
                  ----------               --------------------
           Aggressive Growth Trust         Mid Cap Stock Trust
            Diversified Bond Trust          Active Bond Trust
              Equity Index Trust            500 Index Trust B
                Overseas Trust          International Value Trust
           Small Company Blend Trust  Small Cap Opportunities Trust
            Strategic Growth Trust   U.S. Global Leaders Growth Trust

Effective May 3, 2004, the following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-account funds as follows:

                     Terminated           Funds Transferred To
                     ----------           --------------------
                   Balanced Trust         Income & Value Trust
              Quantitative Equity Trust   U.S. Large Cap Trust

Effective June 18, 2004, the following sub-account of the Account was terminated as an investment option and the funds were transferred to an existing sub-account fund as follows:

                  Terminated              Funds Transferred To
                  ----------              --------------------
           International Index Trust International Equity Index Fund

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

                   Notes to Financial Statements (continued)

1. Organization (continued)

The following sub-accounts of the Account were added as investment options for variable universal life insurance contract holders of the Company:

                                      Commencement of
                                     Operations of the
                                       Sub- Accounts
                                     -----------------
500 Index Trust B                      May 2, 2005
Active Bond Trust                      May 2, 2005
All Asset Portfolio                    May 3, 2004
American Bond Trust (                October 31, 2005
Bond Index Trust B (                   May 2, 2005
Brandes International Equity Trust (   May 2, 2005
Business Opportunity Value Trust (     May 2, 2005
Classic Value Trust                    May 3, 2004
Core Bond Trust                        May 2, 2005
Core Equity Trust                      May 3, 2004
Frontier Capital Appreciation (        May 2, 2005
Growth & Income Trust II (             May 2, 2005
International Equity Index Trust A (   May 2, 2005
International Equity Index Trust B     May 3, 2004
International Opportunities Trust      May 2, 2005
Large Cap Trust                        May 2, 2005
Managed Trust (                        May 2, 2005
Mid Value Trust (                      May 2, 2005
Money Market Trust B (                 May 2, 2005
Overseas Equity Trust (                May 2, 2005
Short-Term Bond Trust (                May 2, 2005
Small Cap Trust                        May 2, 2005
Small Cap Growth Trust (               May 2, 2005
Small Cap Value Trust (                May 2, 2005
Small Company Trust                    May 3, 2004
Strategic Income Trust                 May 3, 2004
Turner Core Growth Trust (             May 2, 2005
U.S. Global Leaders Growth Trust       May 3, 2004
U.S. High Yield Bond Trust (           May 2, 2005

(   Fund available in current year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

                   Notes to Financial Statements (continued)

2. Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company's general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company's general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the "Code"). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will periodically reassess this position taking into account changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3. Mortality and Expense Risks Charge

The Company deducts from the assets of the Account a daily charge equivalent to annual rates between 0.30% and 0.70% of the average net value of the Account's assets for the assumption of mortality and expense risks.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

                   Notes to Financial Statements (continued)

4. Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administration charge, a charge for cost of insurance and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

5. Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2005 were as follows:

                                                         Purchases     Sales
                                                        ----------- -----------
Sub-Accounts:
   500 Index Trust Series 1                             $10,161,768 $ 6,581,432
   500 Index Trust B Series 0                            30,348,787   9,553,457
   Active Bond Trust Series 1                             8,122,898   4,024,103
   Aggressive Growth Trust Series 1                         587,748   5,983,159
   All Asset Portfolio Series 1                             654,092     192,395
   All Cap Core Trust Series 1                              958,926   1,137,761
   All Cap Growth Trust Series 1                          2,529,188   3,224,555
   All Cap Value Trust Series 1                             694,129     603,826
   American Blue Chip Income and Growth Trust Series 1    2,493,498     502,661
   American Growth Trust Series 1                        22,924,778   7,882,284
   American Growth-Income Trust Series 1                  1,293,446     461,824
   American International Trust Series 1                 12,988,389   1,037,797
   Blue Chip Growth Trust Series 1                       11,336,668  15,522,633
   Capital Appreciation Trust Series 1                    1,408,421     473,062
   Classic Value Trust Series 1                             472,432      25,310
   Core Bond Trust Series 1                                      71           -
   Core Equity Trust Series 1                               358,469      96,294
   Diversified Bond Trust Series 1                          959,385   8,439,031
   Dynamic Growth Trust Series 1                          2,642,694   1,487,011
   Emerging Growth Trust Series 1                           576,251     344,247
   Emerging Small Company Trust Series 1                 16,470,982  18,662,428
   Equity-Income Trust Series 1                          18,573,660  18,806,654
   Equity Index Trust Series 1                            1,883,513  27,588,082

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

                   Notes to Financial Statements (continued)

5. Purchases and Sales of Investments (continued)

                                                 Purchases     Sales
                                                ----------- -----------
Sub-Accounts:
   Financial Services Trust Series 1            $   244,250 $   131,015
   Fundamental Value Trust Series 1               1,548,782   1,195,712
   Global Trust Series 1                          1,694,233   1,664,335
   Global Allocation Trust Series 1                 581,592     485,043
   Global Bond Trust Series 1                     3,984,687   2,491,441
   Growth & Income Trust Series 1                10,496,634  10,697,851
   Health Sciences Trust Series 1                 2,021,276   1,133,996
   High Yield Trust Series 1                     10,105,574   4,886,304
   Income & Value Trust Series 1                  4,080,340   9,240,649
   International Equity Index Trust B Series 1    6,192,255   1,502,185
   International Opportunities Trust Series 1        23,832      18,442
   International Small Cap Trust Series 1         2,272,320   2,451,506
   International Stock Trust Series 1             5,219,372   6,253,994
   International Value Trust Series 1            16,911,078   7,158,392
   Investment Quality Bond Trust Series 1         6,102,587   8,498,701
   Large Cap Trust Series 1                           3,980         210
   Large Cap Growth Trust Series 1                2,322,291   3,075,467
   Large Cap Value Trust Series 1                 3,122,315     920,316
   Lifestyle Aggressive 1000 Trust Series 1       1,260,049     946,556
   Lifestyle Balanced 640 Trust Series 1          6,652,325   5,270,345
   Lifestyle Conservative 280 Trust Series 1      1,615,062     841,041
   Lifestyle Growth 820 Trust Series 1            2,716,501   2,508,046
   Lifestyle Moderate 460 Trust Series 1          1,544,228   1,905,319
   Mid Cap Core Trust Series 1                    1,715,373   1,438,668
   Mid Cap Index Trust Series 1                   6,031,289   7,110,131
   Mid Cap Stock Trust Series 1                  11,193,062  15,856,439
   Mid Cap Value Trust Series 1                  24,689,846   7,811,476
   Money Market Trust Series 1                   51,240,163  38,904,046
   Natural Resources Trust Series 1               5,471,678   3,493,885
   Overseas Trust Series 1                        1,023,899   6,850,426
   Pacific Rim Trust Series 1                     2,520,570   2,786,821
   Quantitative All Cap Trust Series 1               58,742      27,727
   Quantitative Mid Cap Trust Series 1              128,412      92,021
   Quantitative Value Trust Series 1                 16,386      17,036
   Real Estate Securities Trust Series 1         15,905,256  12,965,771
   Real Return Bond Trust Series 1                1,279,205   1,152,634

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

                   Notes to Financial Statements (continued)

5. Purchases and Sales of Investments (continued)

                                               Purchases      Sales
                                              ------------ ------------
Sub-Accounts:
   Science & Technology Trust Series 1        $  7,426,551 $ 17,429,501
   Small Cap Trust Series 1                         23,077        6,378
   Small Cap Index Trust Series 1                7,287,126    2,823,040
   Small Cap Opportunities Trust Series 1        6,773,396    2,978,506
   Small Company Trust Series 1                    155,400      119,291
   Small Company Blend Trust Series 1            1,973,183    3,365,473
   Small Company Value Trust Series 1           12,749,009   12,160,897
   Special Value Trust Series 1                    109,576       44,291
   Strategic Bond Trust Series 1                 3,692,099    3,297,183
   Strategic Growth Trust Series 1                 130,259    1,089,823
   Strategic Income Trust Series 1               1,277,676      204,717
   Strategic Opportunities Trust Series 1        1,742,056    1,795,852
   Strategic Value Trust Series 1                3,892,262    4,572,572
   Total Return Trust Series 1                  21,897,942   27,839,426
   Total Stock Market Index Trust Series 1       3,528,657    2,440,762
   U.S. Global Leaders Growth Trust Series 1     1,294,924      273,530
   U.S. Government Securities Trust Series 1     6,509,142    4,583,666
   U.S. Large Cap Trust Series 1                 6,032,414    7,204,527
   Utilities Trust Series 1                      2,089,715      526,489
   Value Trust Series 1                          4,583,846   18,136,961
                                              ------------ ------------
                                              $453,597,947 $415,306,838
                                              ============ ============

6. Financial Highlights

The Account is a funding vehicle for a number of variable universal life insurance products which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each sub-account that had units outstanding during the period were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum mortality and expense risk charge offered by the Company as contract owners may not have selected all available and applicable contract options as discussed in note 3.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

                   Notes to Financial Statements (continued)

6. Financial Highlights (continued)

                                                                       Sub-Account
                             -----------------------------------------------------------------------------------------------
                                                                     500 Index Trust
                                                                         Series 1
                             -----------------------------------------------------------------------------------------------
                                Year Ended       Year Ended        Year Ended          Year Ended            Year Ended
                                Dec. 31/05       Dec. 31/04        Dec. 31/03          Dec. 31/02            Dec. 31/01
                             ---------------  ----------------  ----------------  --------------------  --------------------
Units, beginning of year             689,458           575,198           375,317                94,218                22,035
Units issued                         932,154           773,654           501,063               688,915                86,705
Units redeemed                      (609,148)         (659,394)         (301,182)             (407,816)              (14,522)
                             ---------------  ----------------  ----------------  --------------------  --------------------
Units, end of year                 1,012,464           689,458           575,198               375,317                94,218
                             ===============  ================  ================  ====================  ====================
Unit value, end of year      $10.89 - $11.16  $10.51 - $ 10.72     $9.59 - $9.72         $7.54 - $7.61        $9.80 - $ 9.85
Assets, end of year              $11,226,224        $7,356,251        $5,572,911            $2,849,500              $925,055
Investment income ratio/(1)/            1.22%             0.81%             0.79%                 0.00%                 1.51%
Expense ratio, lowest to
  highest/(2)/                0.35% to 0.65%    0.35% to 0.65%    0.40% to 0.65%        0.40% to 0.65%        0.40% to 0.65%
Total return, lowest to
  highest/(3)/                3.60% to 4.09%   9.54% to 10.05%  27.19% to 27.69%  (23.02)% to (22.71)%  (12.93)% to (12.71)%

                                                        Sub-Account
                                                     -----------------
                                                     500 Index Trust B
                                                         Series 0
                                                     -----------------
                                                       Period Ended
                                                        Dec. 31/05~
                                                     -----------------
Units, beginning of year                                            -
Units issued                                                2,372,470
Units redeemed                                               (722,906)
                                                     ----------------
Units, end of year                                          1,649,564
                                                     ================
Unit value, end of year                              $13.57 - $ 13.60
Assets, end of year                                       $22,413,056
Investment income ratio/(1)/                                     0.00%
Expense ratio, lowest to highest/(2)/                  0.40% to 0.70%
Total return, lowest to highest/(3)/                   8.56% to 8.78%

~ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

                   Notes to Financial Statements (continued)

6. Financial Highlights (continued)

                                                    Sub-Account
                                                 -----------------
                                                 Active Bond Trust
                                                     Series 1
                                                 -----------------
                                                   Period Ended
                                                    Dec. 31/05
                                                 -----------------
Units, beginning of year                                        -
Units issued                                              647,762
Units redeemed                                           (318,574)
                                                  ---------------
Units, end of year                                        329,188
                                                  ===============
Unit value, end of year                           $12.64 - $12.67
Assets, end of year                                    $4,165,458
Investment income ratio/(1)/                                 0.00%
Expense ratio, lowest to highest/(2)/              0.35% to 0.70%
Total return, lowest to highest/(3)/               1.14% to 1.36%

~ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                                    Sub-Account
                         -------------------------------------------------------------------------------------------------
                                                              Aggressive Growth Trust
                                                                      Series 1
                         -------------------------------------------------------------------------------------------------
                             Year Ended         Year Ended       Year Ended          Year Ended            Year Ended
                            Dec. 31/05**        Dec. 31/04       Dec. 31/03          Dec. 31/02            Dec. 31/01
                         ------------------  ---------------  ----------------  --------------------  --------------------
Units, beginning of
  year                              423,260          387,460           417,367               388,103               290,154
Units issued                         47,602          399,144           321,514               416,070               253,473
Units redeemed                     (470,862)        (363,344)         (351,421)             (386,806)             (155,524)
                         ------------------  ---------------  ----------------  --------------------  --------------------
Units, end of year                        -          423,260           387,460               417,367               388,103
                         ==================  ===============  ================  ====================  ====================
Unit value, end of year    $10.88 - $ 15.15  $16.05 -$ 16.24   $10.75 - $14.90       $8.07 - $ 11.16      $10.82 - $ 14.91
Assets, end of year                      $0       $5,785,540        $4,974,158            $4,062,865            $5,113,597
Investment income
  ratio/(1)/                           0.00%            0.00%             0.00%                 0.00%                 0.00%
Expense ratio, lowest to
  highest/(2)/               0.35% to 0.65%   0.35% to 0.65%    0.40% to 0.65%        0.45% to 0.65%        0.55% to 0.65%
Total return, lowest to
  highest/(3)/           (6.85)% to (6.76)%   8.55% to 8.88%  33.00% to 33.34%  (25.45)% to (25.30)%  (26.46)% to (26.39)%

** Terminated as an investment option and funds transferred to Mid Cap Stock
   Trust Series 1 on May 2, 2005.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

                   Notes to Financial Statements (continued)

6. Financial Highlights (continued)

                                               Sub-Account
                                      ----------------------------
                                      All Asset Portfolio Series 1
                                      ----------------------------
                                      Year Ended Dec.  Period Ended
                                           31/05       Dec. 31/04##
                                      ---------------  ------------
Units, beginning of year                        5,558          -
Units issued                                   44,219      5,623
Units redeemed                                (13,357)       (65)
                                      ---------------    -------
Units, end of year                             36,420      5,558
                                      ===============    =======
Unit value, end of year               $14.67 - $14.72     $13.94
Assets, end of year                          $534,735    $77,490
Investment income ratio/(1)/                     5.84%     17.85%
Expense ratio, lowest to highest/(2)/  0.45% to 0.65%       0.65%
Total return, lowest to highest/(3)/   5.25% to 5.47%      11.53%

## Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

                                                                   Sub-Account
                         -----------------------------------------------------------------------------------------------
                                                           All Cap Core Trust Series 1
                         -----------------------------------------------------------------------------------------------
                         Year Ended Dec.   Year Ended Dec.   Year Ended Dec.
                              31/05             31/04             31/03       Year Ended Dec. 31/02 Year Ended Dec. 31/01
                         ---------------  ----------------  ----------------  --------------------- ---------------------
Units, beginning of year         192,844           384,083           632,910               955,887               901,341
Units issued                      60,566           162,081           396,838               744,586               586,549
Units redeemed                   (72,552)         (353,320)         (645,665)           (1,067,563)             (532,003)
                         ---------------  ----------------  ----------------  --------------------  --------------------
Units, end of year               180,858           192,844           384,083               632,910               955,887
                         ===============  ================  ================  ====================  ====================
Unit value, end of year  $9.46 - $ 17.43   $8.72 - $ 16.04   $7.54 - $ 13.81       $5.76 - $ 10.54       $7.75 - $ 14.12
Assets, end of year           $3,066,213        $3,006,912        $4,650,328            $5,895,402           $12,500,179
Investment income
  ratio/(1)/                        0.73%             0.50%             0.00%                 0.00%                 0.00%
Expense ratio, lowest to
  highest/(2)/            0.35% to 0.70%    0.35% to 0.65%    0.40% to 0.65%        0.40% to 0.65%        0.55% to 0.65%
Total return, lowest to
  highest/(3)/            8.32% to 8.70%  15.57% to 15.92%  30.71% to 31.02%  (25.72)% to (25.57)%  (21.88)% to (21.80)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

                   Notes to Financial Statements (continued)

6. Financial Highlights (continued)

                                                                     Sub-Account
                         --------------------------------------------------------------------------------------------------
                                                                All Cap Growth Trust
                                                                      Series 1
                         --------------------------------------------------------------------------------------------------
                            Year Ended         Year Ended         Year Ended          Year Ended            Year Ended
                            Dec. 31/05         Dec. 31/04         Dec. 31/03          Dec. 31/02            Dec. 31/01
                         ----------------  -----------------  -----------------  --------------------  --------------------
Units, beginning of year          413,068            507,091            602,095               604,579               371,985
Units issued                      136,091            266,106            472,429               510,835               493,095
Units redeemed                   (171,571)          (360,129)          (567,433)             (513,319)             (260,501)
                         ----------------  -----------------  -----------------  --------------------  --------------------
Units, end of year                377,588            413,068            507,091               602,095               604,579
                         ================  =================  =================  ====================  ====================
Unit value, end of year  $10.77 - $ 20.97    $9.94 - $ 19.31    $9.38 - $ 18.16       $7.30 - $ 14.11       $9.71 - $ 18.73
Assets, end of year            $7,772,423         $7,837,329         $8,204,194            $7,785,855           $10,184,673
Investment income
  ratio/(1)/                         0.00%              0.00%              0.00%                 0.00%                 0.00%
Expense ratio, lowest to
  highest/(2)/             0.35% to 0.70%     0.35% to 0.65%     0.40% to 0.65%        0.45% to 0.65%        0.45% to 0.65%
Total return, lowest to
  highest/(3)/             8.23% to 8.61%     5.83% to 6.14%   28.40% to 28.72%  (24.90)% to (24.75)%  (24.27)% to (24.11)%

                                                                     Sub-Account
                         --------------------------------------------------------------------------------------------------
                                                                 All Cap Value Trust
                                                                      Series 1
                         --------------------------------------------------------------------------------------------------
                            Year Ended         Year Ended         Year Ended          Year Ended           Period Ended
                            Dec. 31/05         Dec. 31/04         Dec. 31/03          Dec. 31/02           Dec. 31/01*
                         ----------------  -----------------  -----------------  --------------------  --------------------
Units, beginning of year          111,377             42,078             19,759                 1,194                     -
Units issued                       43,049            149,430             48,939                83,130                 1,531
Units redeemed                    (41,539)           (80,131)           (26,620)              (64,565)                 (337)
                         ----------------  -----------------  -----------------  --------------------  --------------------
Units, end of year                112,887            111,377             42,078                19,759                 1,194
                         ================  =================  =================  ====================  ====================
Unit value, end of year  $14.97 - $ 15.19  $ 14.26 - $ 14.42  $ 12.38 - $ 12.44        $9.00 - $ 9.03                $12.56
Assets, end of year            $1,705,935         $1,596,891           $520,935              $177,909               $14,993
Investment income
  ratio/(1)/                         0.52%              0.33%              0.04%                 0.01%                 0.03%
Expense ratio, lowest to
  highest/(2)/             0.35% to 0.65%     0.35% to 0.65%     0.45% to 0.65%        0.45% to 0.65%                  0.65%
Total return, lowest to
  highest/(3)/             5.03% to 5.35%   15.20% to 15.55%   37.47% to 37.75%  (28.30)% to (28.16)%                  0.46%

* Reflects the period from commencement of operations on May 1, 2001 through December 31, 2001.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

                   Notes to Financial Statements (continued)

6. Financial Highlights (continued)

                                                          Sub-Account
                                      ---------------------------------------------------
                                                       American Blue Chip
                                                    Income and Growth Trust
                                                            Series 1
                                      ---------------------------------------------------
                                         Year Ended        Year Ended      Period Ended
                                         Dec. 31/05        Dec. 31/04      Dec. 31/03+
                                      ----------------  ---------------  ----------------
Units, beginning of year                        23,565           14,497                 -
Units issued                                   149,882           24,431            14,889
Units redeemed                                 (31,867)         (15,363)             (392)
                                      ----------------  ---------------  ----------------
Units, end of year                             141,580           23,565            14,497
                                      ================  ===============  ================
Unit value, end of year               $16.32 - $ 16.44  $15.38 - $15.44   $14.17 - $14.18
Assets, end of year                         $2,325,308         $362,839          $205,368
Investment income ratio/(1)/                      0.19%            0.00%             0.00%
Expense ratio, lowest to highest/(2)/   0.35% to 0.65%   0.40% to 0.65%    0.45% to 0.65%
Total return, lowest to highest/(3)/    6.07% to 6.39%   8.61% to 8.87%  13.32% to 13.43%

+ Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

                                                           Sub-Account
                                      ----------------------------------------------------
                                                      American Growth Trust
                                                            Series 1
                                      ----------------------------------------------------
                                         Year Ended        Year Ended       Period Ended
                                         Dec. 31/05        Dec. 31/04       Dec. 31/03+
                                      ----------------  ----------------  ----------------
Units, beginning of year                       534,464           106,170                 -
Units issued                                 1,438,001           615,014           107,375
Units redeemed                                (503,021)         (186,720)           (1,205)
                                      ----------------  ----------------  ----------------
Units, end of year                           1,469,444           534,464           106,170
                                      ================  ================  ================
Unit value, end of year                $17.74 - $17.89   $15.42 - $15.49   $13.84 - $13.86
Assets, end of year                        $26,189,118        $8,261,844        $1,470,676
Investment income ratio/(1)/                      0.00%             0.00%             0.00%
Expense ratio, lowest to highest/(2)/   0.30% to 0.65%    0.35% to 0.65%    0.40% to 0.65%
Total return, lowest to highest/(3)/  15.04% to 15.44%  11.38% to 11.71%  10.75% to 10.88%

+ Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

                   Notes to Financial Statements (continued)

6. Financial Highlights (continued)

                                                       Sub-Account
                                      ---------------------------------------------
                                                  American Growth-Income
                                                      Trust Series 1
                                      ---------------------------------------------
                                         Year Ended       Year Ended    Period Ended
                                         Dec. 31/05       Dec. 31/04    Dec. 31/03+
                                      ---------------  ---------------  ------------
Units, beginning of year                      114,971            3,474          -
Units issued                                   82,686          230,255      3,561
Units redeemed                                (29,561)        (118,758)       (87)
                                      ---------------  ---------------    -------
Units, end of year                            168,096          114,971      3,474
                                      ===============  ===============    =======
Unit value, end of year               $16.14 -$ 16.26  $15.41 - $15.47     $14.10
Assets, end of year                        $2,725,094       $1,775,824    $48,990
Investment income ratio/(1)/                     0.45%            0.30%      0.00%
Expense ratio, lowest to highest/(2)/  0.35% to 0.65%   0.35% to 0.65%      0.65%
Total return, lowest to highest/(3)/   4.75% to 5.08%   9.24% to 9.57%     12.82%

+ Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

                                                           Sub-Account
                                      ----------------------------------------------------
                                                     American International
                                                         Trust Series 1
                                      ----------------------------------------------------
                                         Year Ended        Year Ended       Period Ended
                                         Dec. 31/05        Dec. 31/04       Dec. 31/03+
                                      ----------------  ----------------  ----------------
Units, beginning of year                        94,988             7,859                 -
Units issued                                   664,947            98,310             8,484
Units redeemed                                 (54,155)          (11,181)             (625)
                                      ----------------  ----------------  ----------------
Units, end of year                             705,780            94,988             7,859
                                      ================  ================  ================
Unit value, end of year               $21.51 - $ 21.70  $17.88 - $ 17.96  $15.14 - $ 15.15
Assets, end of year                        $15,253,954        $1,702,860          $118,979
Investment income ratio/(1)/                      0.55%             0.43%             0.00%
Expense ratio, lowest to highest/(2)/   0.30% to 0.65%    0.35% to 0.65%    0.45% to 0.65%
Total return, lowest to highest/(3)/  20.29% to 20.70%  18.11% to 18.47%  21.11% to 21.22%

+ Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

                   Notes to Financial Statements (continued)

6. Financial Highlights (continued)

                                                                   Sub-Account
                         ----------------------------------------------------------------------------------------------
                                                                Blue Chip Growth
                                                                 Trust Series 1
                         ----------------------------------------------------------------------------------------------
                            Year Ended       Year Ended       Year Ended          Year Ended            Year Ended
                            Dec. 31/05       Dec. 31/04       Dec. 31/03          Dec. 31/02            Dec. 31/01
                         ---------------  ---------------  ----------------  --------------------  --------------------
Units, beginning of year       1,667,853        2,092,515         1,902,374             1,996,442             1,789,836
Units issued............         562,542          958,632         1,470,531             2,117,890             1,329,733
Units redeemed..........        (779,491)      (1,383,294)       (1,280,390)           (2,211,958)           (1,123,127)
                         ---------------  ---------------  ----------------  --------------------  --------------------
Units, end of year......       1,450,904        1,667,853         2,092,515             1,902,374             1,996,442
                         ===============  ===============  ================  ====================  ====================
Unit value, end of year. $11.68 -$ 22.06  $11.12 -$ 20.96   $10.25 - $19.26       $7.98 - $ 14.97      $10.60 - $ 19.85
Assets, end of year.....     $29,446,370      $32,373,276       $34,818,639           $26,370,964           $36,203,915
Investment income
  ratio/(1)/`...........            0.41%            0.11%             0.04%                 0.00%                 0.00%
Expense ratio, lowest to
  highest/(2)/..........  0.35% to 0.70%   0.35% to 0.65%    0.40% to 0.65%        0.40% to 0.65%        0.40% to 0.65%
Total return, lowest to
  highest/(3)/..........  4.86% to 5.23%   8.33% to 8.65%  28.33% to 28.65%  (24.75)% to (24.56)%  (15.16)% to (14.95)%

                                                                           Sub-Account
                                     --------------------------------------------------------------------------------------
                                                                      Capital Appreciation
                                                                         Trust Series 1
                                     --------------------------------------------------------------------------------------
                                        Year Ended        Year Ended       Year Ended          Year Ended       Period Ended
                                        Dec. 31/05        Dec. 31/04       Dec. 31/03          Dec. 31/02       Dec. 31/01*
                                     ----------------  ---------------  ----------------  --------------------  ------------
Units, beginning of year............           91,845          126,280            25,173                 3,341           -
Units issued........................          129,375           65,459           111,005                67,713       3,401
Units redeemed......................          (43,546)         (99,894)           (9,898)              (45,881)        (60)
                                     ----------------  ---------------  ----------------  --------------------    --------
Units, end of year..................          177,674           91,845           126,280                25,173       3,341
                                     ================  ===============  ================  ====================    ========
Unit value, end of year............. $12.05 - $ 12.20  $10.64 - $10.75     $9.80 - $9.85        $7.62 - $ 7.64      $11.05
Assets, end of year.................       $2,156,867         $982,755        $1,240,907              $192,338     $36,920
Investment income ratio/(1)/........             0.00%            0.00%             0.00%                 0.00%       0.00%
Expense ratio, lowest to
  highest/(2)/......................   0.40% to 0.65%   0.40% to 0.65%    0.45% to 0.65%        0.45% to 0.65%        0.65%
Total return, lowest to highest/(3)/ 13.25% to 13.55%   8.61% to 8.88%  28.62% to 28.88%  (31.07)% to (30.93)%    (11.60)%

* Reflects the period from commencement of operations on May 1, 2001 through December 31, 2001.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

                   Notes to Financial Statements (continued)

6. Financial Highlights (continued)

                                                     Sub-Account
                                                 -------------------
                                                 Classic Value Trust
                                                      Series 1
                                                 -------------------
                                                    Period Ended
                                                    Dec. 31/05++
                                                 -------------------
Units, beginning of year                                         -
Units issued                                                30,518
Units redeemed                                              (1,747)
                                                   ---------------
Units, end of year                                          28,771
                                                   ===============
Unit value, end of year                            $15.06 - $15.11
Assets, end of year                                       $433,522
Investment income ratio/(1)/                                  3.55%
Expense ratio, lowest to highest/(2)/               0.45% to 0.65%
Total return, lowest to highest/(3)/                8.72% to 8.92%

++ Fund available in prior year but not active.

                                                       Sub-Account
                                                     ---------------
                                                     Core Bond Trust
                                                        Series 1
                                                     ---------------
                                                      Period Ended
                                                       Dec. 31/05
                                                     ---------------
Units, beginning of year                                      -
Units issued                                                  6
Units redeemed                                                -
                                                         ------
Units, end of year                                            6
                                                         ======
Unit value, end of year                                  $12.58
Assets, end of year                                         $72
Investment income ratio/(1)/                               0.00%
Expense ratio, lowest to highest/(2)/                      0.65%
Total return, lowest to highest/(3)/                       0.60%

~ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

                   Notes to Financial Statements (continued)

6. Financial Highlights (continued)

                                                    Sub-Account
                                                 -----------------
                                                 Core Equity Trust
                                                     Series 1
                                                 -----------------
                                                   Period Ended
                                                   Dec. 31/05++
                                                 -----------------
Units, beginning of year                                        -
Units issued                                               25,690
Units redeemed                                             (6,621)
                                                  ---------------
Units, end of year                                         19,069
                                                  ===============
Unit value, end of year                           $14.91 - $14.96
Assets, end of year                                      $284,444
Investment income ratio/(1)/                                 0.00%
Expense ratio, lowest to highest/(2)/              0.45% to 0.65%
Total return, lowest to highest/(3)/               5.22% to 5.42%

++ Fund available in prior year but not active.

                                                                          Sub-Account
                                      -----------------------------------------------------------------------------------
                                                                        Diversified Bond
                                                                         Trust Series 1
                                      -----------------------------------------------------------------------------------
                                         Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
                                        Dec. 31/05**      Dec. 31/04       Dec. 31/03       Dec. 31/02       Dec. 31/01
                                      ---------------  ---------------  ---------------  ---------------  ---------------
Units, beginning of year                      450,624          475,744          489,585          507,459          264,580
Units issued                                   40,562          265,904          449,319        1,003,740          513,683
Units redeemed                               (491,186)        (291,024)        (463,160)      (1,021,614)        (270,804)
                                      ---------------  ---------------  ---------------  ---------------  ---------------
Units, end of year                                  -          450,624          475,744          489,585          507,459
                                      ===============  ===============  ===============  ===============  ===============
Unit value, end of year               $16.73 -$ 17.33  $16.66 -$ 17.25  $16.13 - $16.64  $15.51 -$ 15.95  $14.49 -$ 14.89
Assets, end of year                                $0       $7,709,761       $7,848,156       $7,777,651       $7,354,939
Investment income ratio/(1)/                     3.51%            4.27%            5.26%            3.61%            3.26%
Expense ratio, lowest to highest/(2)/  0.35% to 0.65%   0.35% to 0.65%   0.40% to 0.65%   0.45% to 0.65%   0.45% to 0.65%
Total return, lowest to highest/(3)/   0.35% to 0.45%   3.18% to 3.48%   3.93% to 4.19%   6.90% to 7.12%   6.38% to 6.61%

** Terminated as an investment option and funds transferred to Active Bond
   Trust Series 1 on May 2, 2005.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

                   Notes to Financial Statements (continued)

6. Financial Highlights (continued)

                                                                   Sub-Account
                         ----------------------------------------------------------------------------------------------
                                                                 Dynamic Growth
                                                                 Trust Series 1
                         ----------------------------------------------------------------------------------------------
                            Year Ended       Year Ended       Year Ended          Year Ended            Year Ended
                            Dec. 31/05       Dec. 31/04       Dec. 31/03          Dec. 31/02            Dec. 31/01
                         ----------------  --------------  ----------------  --------------------  --------------------
Units, beginning of year          544,964         577,167           217,363               102,477                34,003
Units issued                      518,036         670,334           707,581               235,862               352,426
Units redeemed                   (292,300)       (702,537)         (347,777)             (120,976)             (283,952)
                         ----------------  --------------  ----------------  --------------------  --------------------
Units, end of year                770,700         544,964           577,167               217,363               102,477
                         ================  ==============  ================  ====================  ====================
Unit value, end of year    $5.24 - $ 5.34  $4.70 - $ 4.77    $4.30 - $ 4.34        $3.36 - $ 3.37        $4.72 - $ 4.73
Assets, end of year            $4,088,844      $2,585,369        $2,493,791              $730,822              $483,613
Investment income
  ratio/(1)/                         0.00%           0.00%             0.00%                 0.00%                 0.28%
Expense ratio, lowest to
  highest/(2)/             0.35% to 0.70%  0.35% to 0.65%    0.40% to 0.65%        0.45% to 0.65%        0.55% to 0.65%
Total return, lowest to
  highest/(3)/           11.62% to 12.00%  9.29% to 9.62%  28.17% to 28.60%  (28.83)% to (28.63)%  (40.63)% to (40.57)%

                                                         Sub-Account
                                      ------------------------------------------------
                                                       Emerging Growth
                                                       Trust Series 1
                                      ------------------------------------------------
                                        Year Ended      Year Ended      Period Ended
                                        Dec. 31/05      Dec. 31/04      Dec. 31/03^
                                      --------------  --------------  ----------------
Units, beginning of year                       3,541          13,715                 -
Units issued                                  32,098          27,399            15,745
Units redeemed                               (19,492)        (37,573)           (2,030)
                                      --------------  --------------  ----------------
Units, end of year                            16,147           3,541            13,715
                                      ==============  ==============  ================
Unit value, end of year                   $18.50 - $      $17.29 - $
                                               18.60           17.35  $16.29 - $ 16.31
Assets, end of year                         $300,058         $61,397          $223,380
Investment income ratio/(1)/                    0.00%           0.00%             0.00%
Expense ratio, lowest to highest/(2)/ 0.45% to 0.65%  0.45% to 0.65%    0.45% to 0.65%
Total return, lowest to highest/(3)/  6.96% to 7.17%  6.20% to 6.41%  30.28% to 30.45%

^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

                   Notes to Financial Statements (continued)

6. Financial Highlights (continued)

                                                                   Sub-Account
                         ----------------------------------------------------------------------------------------------
                                                                 Emerging Small
                                                             Company Trust Series 1
                         ----------------------------------------------------------------------------------------------
                           Year Ended       Year Ended        Year Ended          Year Ended            Year Ended
                           Dec. 31/05       Dec. 31/04        Dec. 31/03          Dec. 31/02            Dec. 31/01
                         --------------  ----------------  ----------------  --------------------  --------------------
Units, beginning of year        687,402           911,363         1,056,757             1,065,694               840,091
Units issued                    232,231           273,287           380,894               544,611               525,737
Units redeemed                 (249,848)         (497,248)         (526,288)             (553,548)             (300,134)
                         --------------  ----------------  ----------------  --------------------  --------------------
Units, end of year              669,785           687,402           911,363             1,056,757             1,065,694
                         ==============  ================  ================  ====================  ====================
Unit value, end of year  $13.25 -$91.13   $12.69 - $86.85   $11.44 - $78.03        $8.23 - $56.84       $11.69 - $79.51
Assets, end of year         $50,949,308       $50,607,293       $51,002,629           $41,741,461           $63,138,723
Investment income
  ratio/(1)/                       0.00%             0.00%             0.00%                 0.00%                 0.00%
Expense ratio, lowest to
  highest/(2)/           0.30% to 0.70%    0.35% to 0.65%    0.40% to 0.65%        0.40% to 0.65%        0.40% to 0.65%
Total return, lowest to
  highest/(3)/           4.31% to 4.73%  10.80% to 11.13%  38.83% to 39.17%  (29.66)% to (29.49)%  (22.75)% to (22.55)%

                                                                    Sub-Account
                             -----------------------------------------------------------------------------------------
                                                                Equity-Income Trust
                                                                      Series 1
                             -----------------------------------------------------------------------------------------
                               Year Ended       Year Ended        Year Ended          Year Ended          Year Ended
                               Dec. 31/05       Dec. 31/04        Dec. 31/03          Dec. 31/02          Dec. 31/01
                             --------------  ----------------  ----------------  --------------------  ---------------
Units, beginning of year          1,646,238         1,460,643         1,339,589               840,766          431,687
Units issued                        759,963         1,139,513         1,036,965             1,689,347          687,162
Units redeemed                     (827,477)         (953,918)         (915,911)           (1,190,524)        (278,083)
                             --------------  ----------------  ----------------  --------------------  ---------------
Units, end of year                1,578,724         1,646,238         1,460,643             1,339,589          840,766
                             ==============  ================  ================  ====================  ===============
Unit value, end of year      $17.15 -$23.56   $16.60 - $22.75   $14.54 - $19.85       $11.64 - $15.87  $13.50 - $18.38
Assets, end of year             $36,227,178       $36,760,871       $27,301,230           $20,927,060      $15,189,718
Investment income ratio/(1)/           1.25%             1.22%             1.44%                 1.22%            1.42%
Expense ratio, lowest to
  highest/(2)/               0.35% to 0.70%    0.35% to 0.65%    0.40% to 0.65%        0.40% to 0.65%   0.40% to 0.65%
Total return, lowest to
  highest/(3)/               3.20% to 3.56%  14.06% to 14.41%  24.76% to 25.07%  (13.84)% to (13.63)%   0.63% to 0.89%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

                   Notes to Financial Statements (continued)

6. Financial Highlights (continued)

                                                                   Sub-Account
                        -------------------------------------------------------------------------------------------------
                                                                Equity Index Trust
                                                                     Series 1
                        -------------------------------------------------------------------------------------------------
                            Year Ended         Year Ended       Year Ended          Year Ended            Year Ended
                           Dec. 31/05**        Dec. 31/04       Dec. 31/03          Dec. 31/02            Dec. 31/01
                        ------------------  ---------------  ----------------  --------------------  --------------------
Units, beginning of
  year                           1,534,369        1,545,993         1,769,922             2,189,228             1,984,054
Units issued                        94,494          673,240           954,968             2,193,979             1,366,361
Units redeemed                  (1,628,863)        (684,864)       (1,178,897)           (2,613,285)           (1,161,187)
                        ------------------  ---------------  ----------------  --------------------  --------------------
Units, end of year                       -        1,534,369         1,545,993             1,769,922             2,189,228
                        ==================  ===============  ================  ====================  ====================
Unit value, end of year    $10.56 - $19.03  $11.03 - $19.67   $10.04 - $18.06        $7.87 - $14.13       $10.18 - $18.26
Assets, end of year                     $0      $27,164,917       $25,622,009           $23,452,969           $38,066,462
Investment income
  ratio/(1)/                          2.01%            1.28%             1.52%                 1.16%                 1.00%
Expense ratio, lowest
  to highest/(2)/           0.40% to 0.65%   0.40% to 0.65%    0.40% to 0.65%        0.40% to 0.65%        0.40% to 0.65%
Total return, lowest to
  highest/(3)/          (4.28)% to (4.20)%  9.76% to 10.03%  27.46% to 27.78%  (22.81)% to (22.61)%  (12.83)% to (12.61)%

** Terminated as an investment option and funds transferred to 500 Index Trust
   B Series 0 on May 2, 2005.

                                                                           Sub-Account
                                      -------------------------------------------------------------------------------------
                                                                     Financial Services Trust
                                                                             Series 1
                                      -------------------------------------------------------------------------------------
                                         Year Ended       Year Ended       Year Ended          Year Ended       Period Ended
                                         Dec. 31/05       Dec. 31/04       Dec. 31/03          Dec. 31/02       Dec. 31/01*
                                      ---------------  ---------------  ----------------  --------------------  ------------
Units, beginning of year                       23,337           31,948            33,067                 8,377          -
Units issued                                   17,012           39,967            13,233                42,607      8,668
Units redeemed                                 (9,415)         (48,578)          (14,352)              (17,917)      (291)
                                      ---------------  ---------------  ----------------  --------------------    -------
Units, end of year                             30,934           23,337            31,948                33,067      8,377
                                      ===============  ===============  ================  ====================    =======
Unit value, end of year               $15.00 - $15.14  $13.75 - $13.85   $12.54 - $12.61         $9.45 - $9.48     $11.58
Assets, end of year                          $466,240         $322,026          $401,985              $313,108    $97,034
Investment income ratio/(1)/                     0.38%            0.37%             0.17%                 0.00%      0.05%
Expense ratio, lowest to highest/(2)/  0.45% to 0.65%   0.45% to 0.65%    0.45% to 0.65%        0.45% to 0.65%       0.65%
Total return, lowest to highest/(3)/   9.07% to 9.28%   9.66% to 9.87%  32.71% to 32.98%  (18.41)% to (18.25)%     (7.34)%

* Reflects the period from commencement of operations on May 1, 2001 through December 31, 2001.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

                   Notes to Financial Statements (continued)

6. Financial Highlights (continued)

                                                                            Sub-Account
                                      --------------------------------------------------------------------------------------
                                                                      Fundamental Value Trust
                                                                             Series 1
                                      --------------------------------------------------------------------------------------
                                         Year Ended       Year Ended        Year Ended          Year Ended       Period Ended
                                         Dec. 31/05       Dec. 31/04        Dec. 31/03          Dec. 31/02       Dec. 31/01*
                                      ---------------  ----------------  ----------------  --------------------  ------------
Units, beginning of year                      168,396            93,865            33,158                21,338           -
Units issued                                  107,178           205,077           173,788                35,752      22,014
Units redeemed                                (81,262)         (130,546)         (113,081)              (23,932)       (676)
                                      ---------------  ----------------  ----------------  --------------------    --------
Units, end of year                            194,312           168,396            93,865                33,158      21,338
                                      ===============  ================  ================  ====================    ========
Unit value, end of year               $15.06 - $15.28   $13.93 - $14.08   $12.54 - $12.61         $9.72 - $9.75      $11.68
Assets, end of year                        $2,943,943        $2,356,047        $1,179,257              $322,506    $249,216
Investment income ratio/(1)/                     0.42%             0.48%             0.18%                 0.09%       0.00%
Expense ratio, lowest to highest/(2)/  0.35% to 0.65%    0.35% to 0.65%    0.45% to 0.65%        0.45% to 0.65%        0.65%
Total return, lowest to highest/(3)/   8.14% to 8.46%  11.08% to 11.42%  28.99% to 29.25%  (16.75)% to (16.58)%      (6.57)%

* Reflects the period from commencement of operations on May 1, 2001 through December 31, 2001.

                                                                   Sub-Account
                         ----------------------------------------------------------------------------------------------
                                                                  Global Trust
                                                                    Series 1
                         ----------------------------------------------------------------------------------------------
                            Year Ended       Year Ended        Year Ended          Year Ended            Year Ended
                            Dec. 31/05       Dec. 31/04        Dec. 31/03          Dec. 31/02            Dec. 31/01
                         ---------------  ----------------  ----------------  --------------------  -------------------
Units, beginning of year         226,763           220,709           272,877               206,811              192,970
Units issued                      88,843           178,596           315,226               360,226              133,113
Units redeemed                   (88,274)         (172,542)         (367,394)             (294,160)            (119,272)
                         ---------------  ----------------  ----------------  --------------------  -------------------
Units, end of year               227,332           226,763           220,709               272,877              206,811
                         ===============  ================  ================  ====================  ===================
Unit value, end of year  $15.10 - $20.08   $13.72 - $18.20   $12.02 - $15.89        $9.48 - $12.52      $11.79 - $15.50
Assets, end of year           $4,510,252        $4,088,754        $3,119,936            $3,166,722           $3,140,867
Investment income
  ratio/(1)/                        1.25%             1.76%             1.19%                 1.15%                2.22%
Expense ratio, lowest to
  highest/(2)/            0.35% to 0.70%    0.35% to 0.65%    0.40% to 0.65%        0.45% to 0.65%       0.55% to 0.65%
Total return, lowest to
  highest/(3)/           9.95% to 10.33%  14.01% to 14.35%  26.63% to 26.95%  (19.63)% to (19.47)%  (16.63) to (16.55)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

                   Notes to Financial Statements (continued)

6. Financial Highlights (continued)

                                                                        Sub-Account
                                      ------------------------------------------------------------------------------
                                                                  Global Allocation Trust
                                                                         Series 1
                                      ------------------------------------------------------------------------------
                                         Year Ended       Year Ended     Year Ended      Year Ended       Year Ended
                                         Dec. 31/05       Dec. 31/04     Dec. 31/03      Dec. 31/02       Dec. 31/01*
                                      ---------------  ----------------  ---------- --------------------  -----------
Units, beginning of year                       17,767             3,613     3,195                  7,967          -
Units issued                                   51,578            66,928       844                 23,360     18,137
Units redeemed                                (42,410)          (52,774)     (426)               (28,132)   (10,170)
                                      ---------------  ----------------   -------   --------------------    -------
Units, end of year                             26,935            17,767     3,613                  3,195      7,967
                                      ===============  ================   =======   ====================    =======
Unit value, end of year               $11.74 - $11.92   $11.13 - $11.22     $9.94          $7.91 - $7.94     $10.37
Assets, end of year                          $316,420          $197,769   $35,900                $25,278    $82,609
Investment income ratio/(1)/                     0.65%             0.40%     0.48%                  0.00%      0.26%
Expense ratio, lowest to highest/(2)/  0.35% to 0.65%    0.45% to 0.65%     0.65%         0.45% to 0.65%       0.65%
Total return, lowest to highest/(3)/   5.51% to 5.84%  11.99% to 12.25%    25.61%   (23.70)% to (23.55)%    (13.95)%

* Reflects the period from commencement of operations on May 1, 2001 through December 31, 2001.

                                                                     Sub-Account
                             -------------------------------------------------------------------------------------------
                                                                  Global Bond Trust
                                                                       Series 1
                             -------------------------------------------------------------------------------------------
                                 Year Ended         Year Ended       Year Ended        Year Ended         Year Ended
                                 Dec. 31/05         Dec. 31/04       Dec. 31/03        Dec. 31/02         Dec. 31/01
                             ------------------  ---------------  ----------------  ----------------  ------------------
Units, beginning of year                218,132          196,659           297,639           118,128              30,310
Units issued                            195,710          233,486           389,164           348,049             113,867
Units redeemed                         (130,331)        (212,013)         (490,144)         (168,538)            (26,049)
                             ------------------  ---------------  ----------------  ----------------  ------------------
Units, end of year                      283,511          218,132           196,659           297,639             118,128
                             ==================  ===============  ================  ================  ==================
Unit value, end of year         $17.39 - $18.59  $18.71 - $19.96   $17.06 - $18.14   $14.87 - $15.77     $12.45 - $13.16
Assets, end of year                  $5,234,432       $4,323,117        $3,463,203        $4,596,803          $1,549,796
Investment income ratio/(1)/               4.26%            3.41%             4.35%             0.00%               0.00%
Expense ratio, lowest to
  highest/(2)/                   0.35% to 0.70%   0.35% to 0.65%    0.40% to 0.65%    0.45% to 0.65%      0.55% to 0.65%
Total return, lowest to
  highest/(3)/               (7.19)% to (6.87)%   9.53% to 9.85%  14.65% to 14.94%  19.35% to 19.59%  (0.12)% to (0.03)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

                   Notes to Financial Statements (continued)

6. Financial Highlights (continued)

                                                                      Sub-Account
                             ---------------------------------------------------------------------------------------------
                                                                    Growth & Income
                                                                     Trust Series 1
                             ---------------------------------------------------------------------------------------------
                               Year Ended       Year Ended       Year Ended          Year Ended            Year Ended
                               Dec. 31/05       Dec. 31/04       Dec. 31/03          Dec. 31/02            Dec. 31/01
                             --------------  ---------------  ----------------  --------------------  --------------------
Units, beginning of year            899,801        1,151,229         1,592,866             1,605,126             1,309,646
Units issued                        549,300          471,319           695,451             1,400,088               974,279
Units redeemed                     (595,608)        (722,747)       (1,137,088)           (1,412,348)             (678,799)
                             --------------  ---------------  ----------------  --------------------  --------------------
Units, end of year                  853,493          899,801         1,151,229             1,592,866             1,605,126
                             ==============  ===============  ================  ====================  ====================
Unit value, end of year      $10.66 -$19.25  $10.50 - $18.89    $9.89 - $17.73        $7.86 - $14.06       $10.44 - $18.66
Assets, end of year             $15,776,383      $16,191,548       $18,310,286           $19,158,844           $26,826,511
Investment income ratio/(1)/           1.38%            0.85%             1.02%                 0.63%                 0.41%
Expense ratio, lowest to
  highest/(2)/               0.30% to 0.70%   0.35% to 0.65%    0.40% to 0.65%        0.40% to 0.65%        0.40% to 0.65%
Total return, lowest to
  highest/(3)/               1.32% to 1.72%   6.08% to 6.39%  25.77% to 26.09%  (24.82)% to (24.63)%  (11.85)% to (11.63)%

                                                                           Sub-Account
                                     --------------------------------------------------------------------------------------
                                                                      Health Sciences Trust
                                                                             Series 1
                                     --------------------------------------------------------------------------------------
                                        Year Ended        Year Ended        Year Ended          Year Ended       Period Ended
                                        Dec. 31/05        Dec. 31/04        Dec. 31/03          Dec. 31/02       Dec. 31/01*
                                     ----------------  ----------------  ----------------  --------------------  ------------
Units, beginning of year                      228,816           195,742           185,557                11,197           -
Units issued                                  114,558           312,678           257,208               260,559      15,145
Units redeemed                                (74,492)         (279,604)         (247,023)              (86,199)     (3,948)
                                     ----------------  ----------------  ----------------  --------------------    --------
Units, end of year                            268,882           228,816           195,742               185,557      11,197
                                     ================  ================  ================  ====================    ========
Unit value, end of year              $16.91 - $ 17.15  $15.11 - $ 15.28  $13.19 - $ 13.28        $9.75 - $ 9.78      $13.48
Assets, end of year                        $4,584,275        $3,480,512        $2,590,184            $1,810,992    $150,957
Investment income ratio/(1)/                     0.00%             0.00%             0.00%                 0.00%       0.00%
Expense ratio, lowest to
  highest/(2)/                         0.35% to 0.65%    0.35% to 0.65%    0.40% to 0.65%        0.45% to 0.65%        0.65%
Total return, lowest to highest/(3)/ 11.91% to 12.25%  14.57% to 14.91%  35.33% to 35.68%  (27.71)% to (27.57)%       (7.85)%

* Reflects the period from commencement of operations on May 1, 2001 through December 31, 2001.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

                   Notes to Financial Statements (continued)

6. Financial Highlights (continued)

                                                                      Sub-Account
                             --------------------------------------------------------------------------------------------
                                                                   High Yield Trust
                                                                       Series 1
                             --------------------------------------------------------------------------------------------
                               Year Ended       Year Ended        Year Ended          Year Ended           Year Ended
                               Dec. 31/05       Dec. 31/04        Dec. 31/03          Dec. 31/02           Dec. 31/01
                             --------------  ----------------  ----------------  --------------------  ------------------
Units, beginning of year            747,358           699,961           536,644               395,816             298,325
Units issued                        576,968           615,089           565,735               687,272             403,067
Units redeemed                     (299,075)         (567,692)         (402,418)             (546,444)           (305,576)
                             --------------  ----------------  ----------------  --------------------  ------------------
Units, end of year                1,025,251           747,358           699,961               536,644             395,816
                             ==============  ================  ================  ====================  ==================
Unit value, end of year      $14.12 -$16.99    $13.69 -$16.40   $12.40 - $14.80       $10.02 - $11.94      $10.82 -$12.87
Assets, end of year             $16,898,635       $11,862,447        $9,989,519            $6,211,875          $4,979,952
Investment income ratio/(1)/           5.03%             4.99%             4.84%                 7.65%               8.80%
Expense ratio, lowest to
  highest/(2)/               0.30% to 0.70%    0.35% to 0.65%    0.40% to 0.65%        0.40% to 0.65%      0.40% to 0.65%
Total return, lowest to
  highest/(3)/               2.98% to 3.39%  10.34% to 10.68%  23.65% to 23.94%    (7.48)% to (7.23)%  (6.09)% to (5.85)%

                                                                      Sub-Account
                             --------------------------------------------------------------------------------------------
                                                                 Income & Value Trust
                                                                       Series 1
                             --------------------------------------------------------------------------------------------
                               Year Ended       Year Ended        Year Ended          Year Ended           Year Ended
                               Dec. 31/05       Dec. 31/04        Dec. 31/03          Dec. 31/02           Dec. 31/01
                             --------------  ----------------  ----------------  --------------------  ------------------
Units, beginning of year          1,679,725           465,991           605,848               649,395             399,769
Units issued                        211,726         2,010,940           357,985               747,671             426,269
Units redeemed                     (518,034)         (797,206)         (497,842)             (791,218)           (176,643)
                             --------------  ----------------  ----------------  --------------------  ------------------
Units, end of year                1,373,417         1,679,725           465,991               605,848             649,395
                             ==============  ================  ================  ====================  ==================
Unit value, end of year      $15.63 -$18.89    $14.94 -$18.01   $13.95 - $16.73       $11.09 - $13.28      $13.27 -$15.86
Assets, end of year             $25,459,694       $29,826,597        $7,397,904            $7,497,869          $9,857,366
Investment income ratio/(1)/           1.59%             0.53%             1.90%                 2.11%               2.36%
Expense ratio, lowest to
  highest/(2)/               0.30% to 0.70%    0.30% to 0.65%    0.40% to 0.65%        0.40% to 0.65%      0.40% to 0.65%
Total return, lowest to
  highest/(3)/               4.49% to 4.90%    6.94% to 7.33%  25.66% to 25.98%  (16.48)% to (16.27)%      0.33% to 0.58%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

                   Notes to Financial Statements (continued)

6. Financial Highlights (continued)

                                                  Sub-Account
                                      ----------------------------------
                                      International Equity Index Trust B
                                                   Series 1
                                      ----------------------------------
                                         Year Ended       Period Ended
                                         Dec. 31/05       Dec. 31/04##
                                      ----------------  ----------------
Units, beginning of year                        51,012                 -
Units issued                                   392,254           103,970
Units redeemed                                 (99,269)          (52,958)
                                      ----------------  ----------------
Units, end of year                             343,997            51,012
                                      ================  ================
Unit value, end of year                $17.07 - $17.18   $14.74 - $14.77
Assets, end of year                         $5,895,407          $752,181
Investment income ratio/(1)/                     0.79%             0.58%
Expense ratio, lowest to highest/(2)/   0.30% to 0.70%    0.35% to 0.65%
Total return, lowest to highest/(3)/  15.80% to 16.26%  17.94% to 18.17%

## Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

                                            Sub-Account
                                           --------------
                                           International
                                           Opportunities
                                           Trust Series 1
                                           --------------
                                            Period Ended
                                             Dec. 31/05
                                           --------------
Units, beginning of year                            -
Units issued                                    1,745
Units redeemed                                 (1,276)
                                               ------
Units, end of year                                469
                                               ======
Unit value, end of year                        $15.46
Assets, end of year                            $7,257
Investment income ratio/(1)/                     0.00%
Expense ratio, lowest to highest/(2)/            0.65%
Total return, lowest to highest/(3)/            23.71%

~ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

 Notes to Financial Statements (continued) 6. Financial Highlights (continued)

                                                                   Sub-Account
                        ------------------------------------------------------------------------------------------------
                                                             International Small Cap
                                                                 Trust Series 1
                        ------------------------------------------------------------------------------------------------
                           Year Ended        Year Ended        Year Ended          Year Ended            Year Ended
                           Dec. 31/05        Dec. 31/04        Dec. 31/03          Dec. 31/02            Dec. 31/01
                        ----------------  ----------------  ----------------  --------------------  --------------------
Units, beginning of
  year                           254,360           261,096           345,552               215,989               241,469
Units issued                     115,857           297,698           143,552               344,659               183,007
Units redeemed                  (127,304)         (304,434)         (228,008)             (215,096)             (208,487)
                        ----------------  ----------------  ----------------  --------------------  --------------------
Units, end of year               242,913           254,360           261,096               345,552               215,989
                        ================  ================  ================  ====================  ====================
Unit value, end of
  year                   $13.00 - $21.03   $11.88 - $19.17    $9.86 - $15.86        $6.40 - $10.28        $7.73 - $12.36
Assets, end of year           $4,994,547        $4,744,645        $3,409,121            $2,893,046            $2,355,865
Investment income
  ratio/(1)/                        0.86%             0.12%             0.00%                 0.00%                 0.00%
Expense ratio, lowest
  to highest/(2)/         0.35% to 0.70%    0.35% to 0.65%    0.40% to 0.65%        0.45% to 0.65%        0.55% to 0.65%
Total return, lowest to
  highest/(3)/            9.34% to 9.72%  20.28% to 20.64%  53.94% to 54.34%  (17.27)% to (17.10)%  (31.55)% to (31.48)%

                                                                   Sub-Account
                        ------------------------------------------------------------------------------------------------
                                                               International Stock
                                                                 Trust Series 1
                        ------------------------------------------------------------------------------------------------
                           Year Ended        Year Ended        Year Ended          Year Ended            Year Ended
                           Dec. 31/05        Dec. 31/04        Dec. 31/03          Dec. 31/02            Dec. 31/01
                        ----------------  ----------------  ----------------  --------------------  --------------------
Units, beginning of
  year                         1,016,696         1,106,364         1,306,287             1,135,448             1,217,912
Units issued                     375,227           334,186           431,223             1,749,658               987,073
Units redeemed                  (457,003)         (423,854)         (631,146)           (1,578,819)           (1,069,537)
                        ----------------  ----------------  ----------------  --------------------  --------------------
Units, end of year               934,920         1,016,696         1,106,364             1,306,287             1,135,448
                        ================  ================  ================  ====================  ====================
Unit value, end of
  year                   $12.33 - $15.29   $10.69 - $13.23    $9.30 - $11.47        $ 7.18 - $8.84        $9.22 - $11.33
Assets, end of year          $14,186,941       $13,368,772       $12,549,025           $11,319,824           $12,791,612
Investment income
  ratio/(1)/                        0.74%             0.84%             0.49%                 0.45%                 0.21%
Expense ratio, lowest
  to highest/(2)/         0.35% to 0.70%    0.35% to 0.65%    0.40% to 0.65%        0.40% to 0.65%        0.40% to 0.65%
Total return, lowest to
  highest/(3)/          15.14% to 15.55%  14.84% to 15.19%  29.43% to 29.75%  (22.19)% to (22.00)%  (22.05)% to (21.85)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

                   Notes to Financial Statements (continued)

6. Financial Highlights (continued)

                                                                   Sub-Account
                        ------------------------------------------------------------------------------------------------
                                                               International Value
                                                                 Trust Series 1
                        ------------------------------------------------------------------------------------------------
                           Year Ended        Year Ended        Year Ended          Year Ended            Year Ended
                           Dec. 31/05        Dec. 31/04        Dec. 31/03          Dec. 31/02            Dec. 31/01
                        ----------------  ----------------  ----------------  --------------------  --------------------
Units, beginning of
  year                           534,492           451,530           225,236               200,221               153,410
Units issued                   1,071,184           510,926           488,195               349,940               124,451
Units redeemed                  (454,515)         (427,964)         (261,901)             (324,925)              (77,640)
                        ----------------  ----------------  ----------------  --------------------  --------------------
Units, end of year             1,151,161           534,492           451,530               225,236               200,221
                        ================  ================  ================  ====================  ====================
Unit value, end of year $16.70 - $ 17.40  $15.24 - $ 15.83   $12.62 - $13.09        $8.77 - $ 9.09      $10.74 - $ 11.12
Assets, end of year          $19,488,615        $8,198,182        $5,780,317            $1,978,346            $2,154,783
Investment income
  ratio/(1)/                        0.66%             1.28%             0.67%                 0.71%                 1.05%
Expense ratio, lowest
  to highest/(2)/         0.35% to 0.70%    0.35% to 0.65%    0.40% to 0.65%        0.40% to 0.65%        0.40% to 0.65%
Total return, lowest to
  highest/(3)/           9.78% to 10.15%  20.75% to 21.12%  43.91% to 44.28%  (18.38)% to (18.16)%  (10.56)% to (10.33)%

                                                                   Sub-Account
                        ------------------------------------------------------------------------------------------------
                                                               Investment Quality
                                                               Bond Trust Series 1
                        ------------------------------------------------------------------------------------------------
                           Year Ended        Year Ended        Year Ended          Year Ended            Year Ended
                           Dec. 31/05        Dec. 31/04        Dec. 31/03          Dec. 31/02            Dec. 31/01
                        ----------------  ----------------  ----------------  --------------------  --------------------
Units, beginning of
  year                         1,132,045         1,159,780         1,475,664             1,255,012             1,052,039
Units issued                     240,139           645,968           984,315               631,277               706,642
Units redeemed                  (415,576)         (673,703)       (1,300,199)             (410,625)             (503,669)
                        ----------------  ----------------  ----------------  --------------------  --------------------
Units, end of year               956,608         1,132,045         1,159,780             1,475,664             1,255,012
                        ================  ================  ================  ====================  ====================
Unit value, end of year  $17.79 - $20.67   $17.50 - $20.28   $16.79 - $19.39       $15.73 - $18.14       $14.38 - $16.56
Assets, end of year          $19,439,556       $22,645,826       $22,161,364           $26,443,146           $20,633,935
Investment income
  ratio/(1)/                        5.63%             5.96%             5.40%                 5.06%                 5.69%
Expense ratio, lowest
  to highest/(2)/         0.35% to 0.70%    0.35% to 0.65%    0.40% to 0.65%        0.40% to 0.65%        0.40% to 0.65%
Total return, lowest to
  highest/(3)/            1.55% to 1.91%    4.13% to 4.45%    6.63% to 6.89%        9.22% to 9.50%        6.63% to 6.90%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

                   Notes to Financial Statements (continued)

6. Financial Highlights (continued)

                                               Sub-Account
                                             ---------------
                                             Large Cap Trust
                                                Series 1
                                             ---------------
                                              Period Ended
                                               Dec. 31/05~
                                             ---------------
Units, beginning of year                              -
Units issued                                        304
Units redeemed                                      (15)
                                                 ------
Units, end of year                                  289
                                                 ======
Unit value, end of year                          $13.90
Assets, end of year                              $4,019
Investment income ratio/(1)/                       0.00%
Expense ratio, lowest to highest/(2)/              0.65%
Total return, lowest to highest/(3)/              11.22%

~ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                                    Sub-Account
                         ------------------------------------------------------------------------------------------------
                                                                 Large Cap Growth
                                                                  Trust Series 1
                         ------------------------------------------------------------------------------------------------
                             Year Ended        Year Ended       Year Ended          Year Ended            Year Ended
                             Dec. 31/05        Dec. 31/04       Dec. 31/03          Dec. 31/02            Dec. 31/01
                         ------------------  --------------  ----------------  --------------------  --------------------
Units, beginning of
  year                              561,612         621,936           797,344               583,261               457,838
Units issued                        180,956         613,074           486,197               655,691               435,680
Units redeemed                     (238,061)       (673,398)         (661,605)             (441,608)             (310,257)
                         ------------------  --------------  ----------------  --------------------  --------------------
Units, end of year                  504,507         561,612           621,936               797,344               583,261
                         ==================  ==============  ================  ====================  ====================
Unit value, end of year      $9.46 - $13.41  $9.49 - $13.42    $8.99 - $12.67        $7.21 - $10.15        $9.39 - $13.17
Assets, end of year              $6,534,293      $7,321,297        $7,142,200            $7,640,972            $7,423,884
Investment income
  ratio/(1)/                           0.70%           0.29%             0.28%                 0.32%                 0.00%
Expense ratio, lowest to
  highest/(2)/               0.35% to 0.70%  0.35% to 0.65%    0.40% to 0.65%        0.40% to 0.65%        0.40% to 0.65%
Total return, lowest to
  highest/(3)/           (0.45)% to (0.10)%  5.49% to 5.80%  24.51% to 24.82%  (23.33)% to (23.14)%  (18.35)% to (18.14)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

                   Notes to Financial Statements (continued)

6. Financial Highlights (continued)

                                                           Sub-Account
                                      ----------------------------------------------------
                                                         Large Cap Value
                                                         Trust Series 1
                                                        ----------------
                                         Year Ended        Year Ended       Period Ended
                                         Dec. 31/05        Dec. 31/04       Dec. 31/03^
                                      ----------------  ----------------  ----------------
Units, beginning of year                        74,430            83,191                 -
Units issued                                   144,010           156,448            83,839
Units redeemed                                 (44,316)         (165,209)             (648)
                                      ----------------  ----------------  ----------------
Units, end of year                             174,124            74,430            83,191
                                      ================  ================  ================
Unit value, end of year                $22.06 - $22.24   $19.23 - $19.32   $15.89 - $15.91
Assets, end of year                         $3,866,266        $1,435,901        $1,322,947
Investment income ratio/(1)/                      0.00%             1.43%             0.00%
Expense ratio, lowest to highest/(2)/   0.35% to 0.65%    0.35% to 0.65%    0.40% to 0.65%
Total return, lowest to highest/(3)/  14.74% to 15.08%  21.02% to 21.38%  27.11% to 27.32%

^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

                                                                           Sub-Account
                                      -------------------------------------------------------------------------------------
                                                                       Lifestyle Aggressive
                                                                       1000 Trust Series 1
                                      -------------------------------------------------------------------------------------
                                                                                                                     Year
                                         Year Ended        Year Ended        Year Ended          Year Ended         Ended
                                         Dec. 31/05        Dec. 31/04        Dec. 31/03          Dec. 31/02       Dec. 31/01
                                      ----------------  ----------------  ----------------  --------------------  ----------
Units, beginning of year                       305,615            73,758            38,262                47,093     42,247
Units issued                                    63,954           350,315            46,257                10,408     30,690
Units redeemed                                 (53,139)         (118,458)          (10,761)              (19,239)   (25,844)
                                      ----------------  ----------------  ----------------  --------------------   --------
Units, end of year                             316,430           305,615            73,758                38,262     47,093
                                      ================  ================  ================  ====================   ========
Unit value, end of year               $14.65 - $ 18.58  $13.31 - $ 16.86   $11.53 - $14.53        $8.60 - $10.82     $13.68
Assets, end of year                         $5,802,326        $5,093,275        $1,038,282              $412,158   $644,205
Investment income ratio/(1)/                      1.79%             0.78%             0.35%                 0.81%      4.05%
Expense ratio, lowest to highest/(2)/   0.35% to 0.65%    0.35% to 0.65%    0.45% to 0.65%        0.45% to 0.65%      0.65%
Total return, lowest to highest/(3)/   9.92% to 10.25%  15.30% to 15.66%  34.04% to 34.31%  (21.23)% to (21.06)%   (14.23)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

                   Notes to Financial Statements (continued)

6. Financial Highlights (continued)

                                                                      Sub-Account
                             --------------------------------------------------------------------------------------------
                                                                Lifestyle Balanced 640
                                                                    Trust Series 1
                             --------------------------------------------------------------------------------------------
                               Year Ended       Year Ended        Year Ended          Year Ended           Year Ended
                               Dec. 31/05       Dec. 31/04        Dec. 31/03          Dec. 31/02           Dec. 31/01
                             --------------  ----------------  ----------------  --------------------  ------------------
Units, beginning of year            914,120           805,068           549,847               385,225             231,860
Units issued                        282,338           639,365           354,757               502,066             269,321
Units redeemed                     (261,873)         (530,313)          (99,536)             (337,444)           (115,956)
                             --------------  ----------------  ----------------  --------------------  ------------------
Units, end of year                  934,585           914,120           805,068               549,847             385,225
                             ==============  ================  ================  ====================  ==================
Unit value, end of year      $16.60 -$21.26   $15.62 - $19.96   $13.84 - $17.62       $11.22 - $14.27     $12.53 - $15.90
Assets, end of year             $19,581,681       $18,039,138       $13,798,701            $7,802,640          $6,058,824
Investment income ratio/(1)/           3.96%             2.05%             2.30%                 3.49%               4.97%
Expense ratio, lowest to
  highest/(2)/               0.35% to 0.65%    0.35% to 0.65%    0.40% to 0.65%        0.40% to 0.65%      0.45% to 0.65%
Total return, lowest to
  highest/(3)/               6.20% to 6.51%  12.75% to 13.09%  23.17% to 23.48%  (10.53)% to (10.32)%  (5.40)% to (5.21)%

                                                                      Sub-Account
                             --------------------------------------------------------------------------------------------
                                                              Lifestyle Conservative 280
                                                                    Trust Series 1
                             --------------------------------------------------------------------------------------------
                               Year Ended       Year Ended        Year Ended          Year Ended           Year Ended
                               Dec. 31/05       Dec. 31/04        Dec. 31/03          Dec. 31/02           Dec. 31/01
                             --------------  ----------------  ----------------  --------------------  ------------------
Units, beginning of year            268,947           268,987           198,190               220,989              17,741
Units issued                         55,265           280,449           176,092               177,049             223,911
Units redeemed                      (39,291)         (280,489)         (105,295)             (199,848)            (20,663)
                             --------------  ----------------  ----------------  --------------------  ------------------
Units, end of year                  284,921           268,947           268,987               198,190             220,989
                             ==============  ================  ================  ====================  ==================
Unit value, end of year      $17.13 -$21.23   $16.74 - $20.76   $15.50 - $19.16       $13.97 - $17.22     $13.81 - $16.98
Assets, end of year              $5,962,323        $5,504,364        $5,025,582            $3,398,476          $3,748,192
Investment income ratio/(1)/           5.00%             3.76%             3.54%                 3.26%               1.32%
Expense ratio, lowest to
  highest/(2)/               0.40% to 0.65%    0.35% to 0.65%    0.40% to 0.65%        0.45% to 0.65%      0.55% to 0.65%
Total return, lowest to
  highest/(3)/               2.22% to 2.48%    7.88% to 8.21%  10.83% to 11.10%        1.06% to 1.26%      2.56% to 2.66%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

                   Notes to Financial Statements (continued)

6. Financial Highlights (continued)

                                                                      Sub-Account
                             --------------------------------------------------------------------------------------------
                                                                 Lifestyle Growth 820
                                                                    Trust Series 1
                             --------------------------------------------------------------------------------------------
                               Year Ended       Year Ended        Year Ended          Year Ended           Year Ended
                               Dec. 31/05       Dec. 31/04        Dec. 31/03          Dec. 31/02           Dec. 31/01
                             --------------  ----------------  ----------------  --------------------  ------------------
Units, beginning of year            417,608           178,824            93,184                87,349              91,321
Units issued                        130,964           368,911           120,911                76,636              52,084
Units redeemed                     (132,081)         (130,127)          (35,271)              (70,801)            (56,056)
                             --------------  ----------------  ----------------  --------------------  ------------------
Units, end of year                  416,491           417,608           178,824                93,184              87,349
                             ==============  ================  ================  ====================  ==================
Unit value, end of year      $15.44 -$20.26   $14.28 - $18.71   $12.53 - $16.33        $9.73 - $12.66     $11.62 - $15.11
Assets, end of year              $8,315,803        $7,721,710        $2,875,199            $1,173,670          $1,316,120
Investment income ratio/(1)/           2.70%             1.39%             1.02%                 2.04%               5.20%
Expense ratio, lowest to
  highest/(2)/               0.35% to 0.65%    0.35% to 0.65%    0.45% to 0.65%        0.45% to 0.65%      0.45% to 0.65%
Total return, lowest to
  highest/(3)/               7.96% to 8.28%  13.85% to 14.19%  28.70% to 28.97%  (16.39)% to (16.22)%  (9.63)% to (9.44)%

                                                                      Sub-Account
                             --------------------------------------------------------------------------------------------
                                                                Lifestyle Moderate 460
                                                                    Trust Series 1
                             --------------------------------------------------------------------------------------------
                               Year Ended       Year Ended        Year Ended          Year Ended           Year Ended
                               Dec. 31/05       Dec. 31/04        Dec. 31/03          Dec. 31/02           Dec. 31/01
                             --------------  ----------------  ----------------  --------------------  ------------------
Units, beginning of year            170,770           105,262            58,209                53,694              19,785
Units issued                         66,570           170,447           136,503                41,924              90,551
Units redeemed                      (93,483)         (104,939)          (89,450)              (37,409)            (56,642)
                             --------------  ----------------  ----------------  --------------------  ------------------
Units, end of year                  143,857           170,770           105,262                58,209              53,694
                             ==============  ================  ================  ====================  ==================
Unit value, end of year      $16.60 -$21.22   $16.03 - $20.45   $14.51 - $18.45       $12.39 - $15.71     $12.98 - $16.41
Assets, end of year              $3,008,972        $3,447,752        $1,819,243              $904,445            $817,107
Investment income ratio/(1)/           4.03%             2.62%             2.75%                 2.98%               6.33%
Expense ratio, lowest to
  highest/(2)/               0.35% to 0.65%    0.35% to 0.65%    0.40% to 0.65%        0.45% to 0.65%      0.55% to 0.65%
Total return, lowest to
  highest/(3)/               3.48% to 3.79%  10.32% to 10.65%  17.06% to 17.35%    (4.66)% to (4.47)%  (1.74)% to (1.63)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

                   Notes to Financial Statements (continued)

6. Financial Highlights (continued)

                                                          Sub-Account
                                      --------------------------------------------------
                                                      Mid Cap Core Trust
                                                           Series 1
                                      --------------------------------------------------
                                        Year Ended       Year Ended       Period Ended
                                        Dec. 31/05       Dec. 31/04       Dec. 31/03^
                                      --------------  ----------------  ----------------
Units, beginning of year                      33,843             3,038                 -
Units issued                                  90,564            61,571             5,520
Units redeemed                               (79,189)          (30,766)           (2,482)
                                      --------------  ----------------  ----------------
Units, end of year                            45,218            33,843             3,038
                                      ==============  ================  ================
Unit value, end of year               $18.28 -$18.42   $17.33 - $17.40   $15.26 - $15.27
Assets, end of year                         $829,349          $587,434           $46,343
Investment income ratio/(1)/                    0.00%             0.00%             0.00%
Expense ratio, lowest to highest/(2)/ 0.35% to 0.65%    0.40% to 0.65%    0.45% to 0.65%
Total return, lowest to highest/(3)/  5.50% to 5.81%  13.57% to 13.85%  22.04% to 22.19%

^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

                                                                   Sub-Account
                         ----------------------------------------------------------------------------------------------
                                                               Mid Cap Index Trust
                                                                    Series 1
                         ----------------------------------------------------------------------------------------------
                            Year Ended        Year Ended        Year Ended          Year Ended           Year Ended
                            Dec. 31/05        Dec. 31/04        Dec. 31/03          Dec. 31/02           Dec. 31/01
                         ----------------  ----------------  ----------------  --------------------  ------------------
Units, beginning of year          411,020           253,416           151,140                80,845              18,407
Units issued                      329,260           459,051           275,299               140,757              94,158
Units redeemed                   (410,854)         (301,447)         (173,023)              (70,462)            (31,720)
                         ----------------  ----------------  ----------------  --------------------  ------------------
Units, end of year                329,426           411,020           253,416               151,140              80,845
                         ================  ================  ================  ====================  ==================
Unit value, end of year   $18.74 - $19.08   $16.88 - $17.09   $14.67 - $14.78       $10.97 - $11.02     $13.02 - $13.04
Assets, end of year            $6,231,380        $6,984,470        $3,729,877            $1,659,979          $1,052,814
Investment income
  ratio/(1)/                         0.76%             0.34%             0.00%                 0.67%               1.68%
Expense ratio, lowest to
  highest/(2)/             0.35% to 0.70%    0.35% to 0.65%    0.40% to 0.65%        0.45% to 0.65%      0.55% to 0.65%
Total return, lowest to
  highest/(3)/           11.24% to 11.63%  15.08% to 15.43%  33.70% to 34.03%  (15.71)% to (15.54)%  (2.38)% to (2.27)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

                   Notes to Financial Statements (continued)

6. Financial Highlights (continued)

                                                                   Sub-Account
                        ------------------------------------------------------------------------------------------------
                                                               Mid Cap Stock Trust
                                                                    Series 1
                        ------------------------------------------------------------------------------------------------
                           Year Ended        Year Ended        Year Ended          Year Ended            Year Ended
                           Dec. 31/05        Dec. 31/04        Dec. 31/03          Dec. 31/02            Dec. 31/01
                        ----------------  ----------------  ----------------  --------------------  --------------------
Units, beginning of
  year                         1,191,214           439,064           157,865                72,047                31,783
Units issued                     832,322         1,709,693           463,180               226,721                68,876
Units redeemed                (1,180,618)         (957,543)         (181,981)             (140,903)              (28,612)
                        ----------------  ----------------  ----------------  --------------------  --------------------
Units, end of year               842,918         1,191,214           439,064               157,865                72,047
                        ================  ================  ================  ====================  ====================
Unit value, end of
  year                  $15.46 - $ 16.45  $13.62 - $ 14.44  $11.52 - $ 12.20        $8.14 - $ 8.62      $10.59 - $ 11.19
Assets, end of year          $13,361,473       $16,362,126        $5,169,749            $1,286,585              $762,884
Investment income
  ratio/(1)/                        0.00%             0.00%             0.00%                 0.00%                 0.00%
Expense ratio, lowest
  to highest/(2)/         0.30% to 0.70%    0.30% to 0.65%    0.40% to 0.65%        0.40% to 0.65%        0.55% to 0.65%
Total return, lowest to
  highest/(3)/          13.77% to 14.23%  18.26% to 18.68%  41.41% to 41.76%  (23.07)% to (22.87)%  (11.57)% to (11.48)%
..

                                                                            Sub-Account
                                      ---------------------------------------------------------------------------------------
                                                                        Mid Cap Value Trust
                                                                              Series 1
                                      ---------------------------------------------------------------------------------------
                                         Year Ended        Year Ended        Year Ended          Year Ended       Period Ended
                                         Dec. 31/05        Dec. 31/04        Dec. 31/03          Dec. 31/02       Dec. 31/01*
                                      ----------------  ----------------  ----------------  --------------------  ------------
Units, beginning of year                       753,501           445,032           376,737                10,285           -
Units issued                                 1,329,000           675,227           383,482               701,062      10,527
Units redeemed                                (425,653)         (366,758)         (315,187)             (334,610)       (242)
                                      ----------------  ----------------  ----------------  --------------------    --------
Units, end of year                           1,656,848           753,501           445,032               376,737      10,285
                                      ================  ================  ================  ====================    ========
Unit value, end of year               $19.24 - $ 19.55  $17.93 - $ 18.12  $14.50 - $ 14.59      $11.64 - $ 11.68      $13.03
Assets, end of year                        $32,162,303       $13,585,575        $6,473,940            $4,392,977    $134,052
Investment income ratio/(1)/                      0.38%             0.49%             0.36%                 0.00%       0.37%
Expense ratio, lowest to highest/(2)/   0.30% to 0.65%    0.35% to 0.65%    0.40% to 0.65%        0.45% to 0.65%       0.65%
Total return, lowest to highest/(3)/    7.31% to 7.68%  23.65% to 24.03%  24.54% to 24.86%  (10.68)% to (10.51)%       4.27%

* Reflects the period from commencement of operations on May 1, 2001 through December 31, 2001.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

                   Notes to Financial Statements (continued)

6. Financial Highlights (continued)

                                                                            Sub-Account
                                      ---------------------------------------------------------------------------------------
                                                                         Money Market Trust
                                                                              Series 1
                                      ---------------------------------------------------------------------------------------
                                         Year Ended        Year Ended        Year Ended        Year Ended       Year Ended
                                         Dec. 31/05        Dec. 31/04        Dec. 31/03        Dec. 31/02       Dec. 31/01
                                      ----------------  ----------------  ----------------  ---------------  ----------------
Units, beginning of year                     2,174,205         2,120,159         2,245,118        2,216,771         2,375,556
Units issued                                 2,639,719         2,342,246         2,995,349        3,641,306         2,060,563
Units redeemed                              (2,027,891)       (2,288,200)       (3,120,308)      (3,612,959)       (2,219,348)
                                      ----------------  ----------------  ----------------  ---------------  ----------------
Units, end of year                           2,786,033         2,174,205         2,120,159        2,245,118         2,216,771
                                      ================  ================  ================  ===============  ================
Unit value, end of year               $14.04 - $ 19.65  $13.75 - $ 19.21   $13.71 - $19.09  $13.71 - $19.06  $13.63 - $ 18.91
Assets, end of year                        $52,697,960       $40,361,843       $38,888,983      $41,461,920       $40,817,893
Investment income ratio/(1)/                      2.66%             0.81%             0.58%            1.18%             3.59%
Expense ratio, lowest to highest/(2)/   0.35% to 0.70%    0.35% to 0.65%    0.40% to 0.65%   0.40% to 0.65%    0.40% to 0.65%
Total return, lowest to highest/(3)/    1.95% to 2.31%    0.15% to 0.46%  (0.07)% to 0.17%   0.53% to 0.77%    2.91% to 3.17%

                                                           Sub-Account
                                      ----------------------------------------------------
                                                     Natural Resources Trust
                                                            Series 1
                                      ----------------------------------------------------
                                         Year Ended        Year Ended       Period Ended
                                         Dec. 31/05        Dec. 31/04       Dec. 31/03^
                                      ----------------  ----------------  ----------------
Units, beginning of year                        88,358            62,308                 -
Units issued                                   197,987           108,859            66,429
Units redeemed                                (124,886)          (82,809)           (4,121)
                                      ----------------  ----------------  ----------------
Units, end of year                             161,459            88,358            62,308
                                      ================  ================  ================
Unit value, end of year               $32.28 - $ 32.54   $22.14 - $22.24  $17.92 - $ 17.95
Assets, end of year                         $5,240,454        $1,963,833        $1,117,564
Investment income ratio/(1)/                      0.00%             0.07%             0.00%
Expense ratio, lowest to highest/(2)/   0.35% to 0.65%    0.35% to 0.65%    0.40% to 0.65%
Total return, lowest to highest/(3)/  45.82% to 46.26%  23.51% to 23.88%  43.39% to 43.63%

^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

                   Notes to Financial Statements (continued)

6. Financial Highlights (continued)

                                                                  Sub-Account
                      --------------------------------------------------------------------------------------------------
                                                                Overseas Trust
                                                                   Series 1
                      --------------------------------------------------------------------------------------------------
                          Year Ended         Year Ended        Year Ended          Year Ended            Year Ended
                         Dec. 31/05**        Dec. 31/04        Dec. 31/03          Dec. 31/02            Dec. 31/01
                      ------------------  ----------------  ----------------  --------------------  --------------------
Units, beginning of
  year                           444,191           434,997           460,570               296,994               223,097
Units issued                      79,709           401,096           344,726               324,701               249,901
Units redeemed                  (523,900)         (391,902)         (370,299)             (161,125)             (176,004)
                      ------------------  ----------------  ----------------  --------------------  --------------------
Units, end of year                     -           444,191           434,997               460,570               296,994
                      ==================  ================  ================  ====================  ====================
Unit value, end of
  year                  $11.01 - $ 14.38  $11.33 - $ 14.79   $10.19 - $13.26        $7.13 - $ 9.24        $9.12 - $11.80
Assets, end of year                   $0        $6,016,023        $5,016,704            $3,693,821            $3,057,649
Investment income
  ratio/(1)/                        0.44%             0.37%             0.46%                 0.52%                 0.27%
Expense ratio, lowest
  to highest/(2)/         0.35% to 0.65%    0.35% to 0.65%    0.40% to 0.65%        0.45% to 0.65%        0.55% to 0.65%
Total return, lowest
  to highest/(3)/     (2.90)% to (2.80)%  11.07% to 11.40%  42.90% to 43.25%  (21.95)% to (21.79)%  (21.61)% to (21.53)%

** Terminated as an investment option and funds transferred to International
   Value Trust Series 1 on May 2, 2005.

                                                                   Sub-Account
                        ------------------------------------------------------------------------------------------------
                                                                Pacific Rim Trust
                                                                    Series 1
                        ------------------------------------------------------------------------------------------------
                           Year Ended        Year Ended        Year Ended          Year Ended            Year Ended
                           Dec. 31/05        Dec. 31/04        Dec. 31/03          Dec. 31/02            Dec. 31/01
                        ----------------  ----------------  ----------------  --------------------  --------------------
Units, beginning of
  year                           592,545           487,239           500,442               569,972               595,097
Units issued                     242,075           502,648           494,143               429,620               343,573
Units redeemed                  (271,935)         (397,342)         (507,346)             (499,150)             (368,698)
                        ----------------  ----------------  ----------------  --------------------  --------------------
Units, end of year               562,685           592,545           487,239               500,442               569,972
                        ================  ================  ================  ====================  ====================
Unit value, end of
  year                  $12.20 - $ 15.01    $9.79 - $ 9.91    $8.43 - $10.32        $6.03 - $ 7.38         $6.94 - $8.48
Assets, end of year           $6,929,233        $5,836,323        $4,250,322            $3,100,984            $3,999,341
Investment income
  ratio/(1)/                        0.86%             0.65%             0.19%                 0.12%                 0.41%
Expense ratio, lowest
  to highest/(2)/         0.35% to 0.70%    0.35% to 0.65%    0.40% to 0.65%        0.45% to 0.65%        0.55% to 0.65%
Total return, lowest to
  highest/(3)/          24.89% to 25.32%  16.14% to 16.50%  39.81% to 40.16%  (13.09)% to (12.92)%  (19.10)% to (19.03)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

                   Notes to Financial Statements (continued)

6. Financial Highlights (continued)

                                                 Sub-Account
                                      ---------------------------------
                                      Quantitative All Cap Trust Series 1
                                      ---------------------------------
                                         Year Ended       Period Ended
                                         Dec. 31/05       Dec. 31/04##
                                      ---------------   ----------------
Units, beginning of year                          164                  -
Units issued                                    3,081              1,784
Units redeemed                                 (1,533)            (1,620)
                                      ---------------   ----------------
Units, end of year                              1,712                164
                                      ===============   ================
Unit value, end of year               $19.08 - $19.18   $17.69 - $ 17.75
Assets, end of year                           $32,673             $2,916
Investment income ratio/(1)/                     3.08%              1.30%
Expense ratio, lowest to highest/(2)/  0.45% to 0.65%     0.45% to 0.65%
Total return, lowest to highest/(3)/   7.88% to 8.10%   14.16% to 14.39%

## Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

                                                                      Sub-Account
                                      --------------------------------------------------------------------------
                                                          Quantitative Mid Cap Trust Series 1
                                      --------------------------------------------------------------------------
                                         Year Ended        Year Ended        Year Ended          Year Ended
                                         Dec. 31/05        Dec. 31/04        Dec. 31/03         Dec. 31/02++
                                      ----------------  ----------------  ----------------  --------------------
Units, beginning of year                        31,203            14,437             1,039                     -
Units issued                                     9,698            41,021            27,939                 6,248
Units redeemed                                  (6,798)          (24,255)          (14,541)               (5,209)
                                      ----------------  ----------------  ----------------  --------------------
Units, end of year                              34,103            31,203            14,437                 1,039
                                      ================  ================  ================  ====================
Unit value, end of year               $14.24 - $ 14.44  $12.62 - $ 12.71   $10.74 - $10.80        $7.80 - $ 7.83
Assets, end of year                           $487,068          $394,385          $155,204                $8,139
Investment income ratio/(1)/                      0.00%             0.00%             0.00%                 0.00%
Expense ratio, lowest to highest/(2)/   0.35% to 0.65%    0.45% to 0.65%    0.45% to 0.65%        0.45% to 0.65%
Total return, lowest to highest/(3)/  12.89% to 13.23%  17.44% to 17.67%  37.65% to 37.92%  (23.15)% to (22.99)%

++ Fund available in prior year but not active.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

                   Notes to Financial Statements (continued)

6. Financial Highlights (continued)

                                         Sub-Account
                                      ------------------
                                      Quantitative Value
                                            Trust
                                           Series 1
                                      ------------------
                                         Period Ended
                                         Dec. 31/05++
                                      ------------------
Units, beginning of year                         -
Units issued                                 1,072
Units redeemed                              (1,072)
                                           -------
Units, end of year                               -
                                           =======
Unit value, end of year                    $ 15.85
Assets, end of year                        $     0
Investment income ratio/(1)/                  0.00%
Expense ratio, lowest to highest/(2)/         0.65%
Total return, lowest to highest/(3)/          8.48%

++ Fund available in prior year but not active.

                                                                            Sub-Account
                                     ----------------------------------------------------------------------------------------
                                                                      Real Estate Securities
                                                                          Trust Series 1
                                     ----------------------------------------------------------------------------------------
                                        Year Ended        Year Ended        Year Ended        Year Ended        Year Ended
                                        Dec. 31/05        Dec. 31/04        Dec. 31/03        Dec. 31/02        Dec. 31/01
                                     ----------------  ----------------  ----------------  ----------------  ----------------
Units, beginning of year                      511,509           445,289           572,990           495,247           433,589
Units issued                                  132,415           359,425           190,483           458,746           197,124
Units redeemed                               (170,941)         (293,205)         (318,184)         (381,003)         (135,466)
                                     ----------------  ----------------  ----------------  ----------------  ----------------
Units, end of year                            472,983           511,509           445,289           572,990           495,247
                                     ================  ================  ================  ================  ================
Unit value, end of year              $32.99 - $ 85.23  $29.65 - $ 76.43  $22.58 - $ 57.88  $16.32 - $ 41.77  $15.99 - $ 40.88
Assets, end of year                       $39,627,992       $38,437,806       $24,344,448       $22,348,452       $19,809,218
Investment income ratio/(1)/                     1.96%             2.36%             2.98%             3.12%             3.12%
Expense ratio, lowest to
  highest/(2)/                         0.30% to 0.70%    0.30% to 0.65%    0.40% to 0.65%    0.40% to 0.65%    0.40% to 0.65%
Total return, lowest to highest/(3)/ 11.07% to 11.52%  31.18% to 31.64%  38.24% to 38.59%    1.92% to 2.17%    2.48% to 2.74%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

                   Notes to Financial Statements (continued)

6. Financial Highlights (continued)

                                                            Sub-Account
                                      ------------------------------------------------------
                                                         Real Return Bond
                                                          Trust Series 1
                                      ------------------------------------------------------
                                          Year Ended        Year Ended        Period Ended
                                          Dec. 31/05        Dec. 31/04        Dec. 31/03^
                                      -----------------  ----------------  -----------------
Units, beginning of year                        111,729             5,873                  -
Units issued                                     85,239           262,524            133,583
Units redeemed                                  (80,459)         (156,668)          (127,710)
                                      -----------------  ----------------  -----------------
Units, end of year                              116,509           111,729              5,873
                                      =================  ================  =================
Unit value, end of year                $14.25 - $ 14.37   $14.14 - $14.22   $13.05 - $ 13.07
Assets, end of year                   $       1,669,468  $      1,584,831  $          76,663
Investment income ratio/(1)/                       0.00%             0.49%              0.00%
Expense ratio, lowest to highest/(2)/    0.35% to 0.65%    0.35% to 0.65%     0.45% to 0.65%
Total return, lowest to highest/(3)/     0.78% to 1.09%    8.35% to 8.69%     4.43% to 4.57%

^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

                                                                       Sub-Account
                             ----------------------------------------------------------------------------------------------
                                                                  Science & Technology
                                                                     Trust Series 1
                             ----------------------------------------------------------------------------------------------
                                Year Ended       Year Ended       Year Ended          Year Ended            Year Ended
                                Dec. 31/05       Dec. 31/04       Dec. 31/03          Dec. 31/02            Dec. 31/01
                             ---------------  ---------------  ----------------  --------------------  --------------------
Units, beginning of year           2,513,425        2,816,080         2,889,535             2,589,114             1,857,203
Units issued                         687,432        2,720,294         2,001,149             2,806,957             2,876,612
Units redeemed                    (1,472,737)      (3,022,949)       (2,074,604)           (2,506,536)           (2,144,701)
                             ---------------  ---------------  ----------------  --------------------  --------------------
Units, end of year                 1,728,120        2,513,425         2,816,080             2,889,535             2,589,114
                             ===============  ===============  ================  ====================  ====================
Unit value, end of year      $5.16 - $ 13.74  $5.08 - $ 13.50   $5.06 - $ 13.38        $3.39 - $ 8.94       $5.75 - $ 15.15
Assets, end of year              $20,287,236      $30,223,103       $26,154,570           $18,853,376           $29,690,730
Investment income ratio/(1)/            0.00%            0.00%             0.00%                 0.00%                 0.00%
Expense ratio, lowest to
  highest/(2)/                0.30% to 0.70%   0.30% to 0.65%    0.40% to 0.65%        0.40% to 0.65%        0.40% to 0.65%
Total return, lowest to
  highest/(3)/                1.37% to 1.78%   0.22% to 0.58%  49.43% to 49.79%  (41.15)% to (41.00)%  (41.63)% to (41.49)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

                   Notes to Financial Statements (continued)

6. Financial Highlights (continued)

                                         Sub-Account
                                      -----------------
                                       Small Cap Trust
                                          Series 1
                                      -----------------
                                        Period Ended
                                         Dec. 31/05~
                                      -----------------
Units, beginning of year                              -
Units issued                                      1,696
Units redeemed                                     (500)
                                      -----------------
Units, end of year                                1,196
                                      =================
Unit value, end of year                $14.24 - $ 14.26
Assets, end of year                   $          17,031
Investment income ratio/(1)/                       0.00%
Expense ratio, lowest to highest/(2)/    0.45% to 0.65%
Total return, lowest to highest/(3)/   13.92% to 14.06%

~ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                                     Sub-Account
                             -------------------------------------------------------------------------------------------
                                                                Small Cap Index Trust
                                                                       Series 1
                             -------------------------------------------------------------------------------------------
                                Year Ended        Year Ended        Year Ended          Year Ended          Year Ended
                                Dec. 31/05        Dec. 31/04        Dec. 31/03          Dec. 31/02          Dec. 31/01
                             ----------------  ----------------  ----------------  --------------------  ---------------
Units, beginning of year              453,968           162,048           226,973                58,468            3,750
Units issued                          454,316           586,135           280,118               325,076          104,968
Units redeemed                       (179,865)         (294,215)         (345,043)             (156,571)         (50,250)
                             ----------------  ----------------  ----------------  --------------------  ---------------
Units, end of year                    728,419           453,968           162,048               226,973           58,468
                             ================  ================  ================  ====================  ===============
Unit value, end of year      $15.94 - $ 16.25  $15.48 - $ 15.66  $13.28 - $ 13.38        $9.17 - $ 9.21  $11.75 -$ 11.77
Assets, end of year               $11,739,024        $7,067,046        $2,159,093            $2,085,303         $687,114
Investment income ratio/(1)/             0.53%             0.34%             0.00%                 1.05%            5.76%
Expense ratio, lowest to
  highest/(2)/                 0.30% to 0.70%    0.35% to 0.65%    0.40% to 0.65%        0.40% to 0.65%   0.55% to 0.65%
Total return, lowest to
  highest/(3)/                 3.16% to 3.58%  16.56% to 16.92%  44.85% to 45.20%  (21.98)% to (21.79)%   0.85% to 0.94%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

                   Notes to Financial Statements (continued)

6. Financial Highlights (continued)

                                                          Sub-Account
                                      ---------------------------------------------------
                                                           Small Cap
                                                         Opportunities
                                                         Trust Series 1
                                      ---------------------------------------------------
                                         Year Ended       Year Ended       Period Ended
                                         Dec. 31/05       Dec. 31/04       Dec. 31/03^
                                      ---------------  ----------------  ----------------
Units, beginning of year                       74,332            28,153                 -
Units issued                                  314,871            98,813            32,131
Units redeemed                              (132,692)          (52,634)           (3,978)
                                      ---------------  ----------------  ----------------
Units, end of year                            256,511            74,332            28,153
                                      ===============  ================  ================
Unit value, end of year               $23.28 -$ 23.53   $21.77 - $21.88  $17.43 - $ 17.45
Assets, end of year                        $6,011,042        $1,625,557          $491,037
Investment income ratio/(1)/                     0.00%             0.03%             0.00%
Expense ratio, lowest to highest/(2)/  0.30% to 0.70%    0.35% to 0.65%    0.40% to 0.65%
Total return, lowest to highest/(3)/   7.02% to 7.45%  24.96% to 25.34%  39.40% to 39.64%

^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

                                          Sub-Account
                                      -------------------
                                      Small Company Trust
                                           Series 1
                                      -------------------
                                         Period Ended
                                         Dec. 31/05++
                                      -------------------
Units, beginning of year                              -
Units issued                                     10,254
Units redeemed                                   (7,514)
                                        ---------------
Units, end of year                                2,740
                                        ===============
Unit value, end of year                 $16.01 - $16.06
Assets, end of year                             $43,967
Investment income ratio/(1)/                       0.00%
Expense ratio, lowest to highest/(2)/    0.45% to 0.65%
Total return, lowest to highest/(3)/     5.63% to 5.84%

++ Fund available in prior year but not active.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

                   Notes to Financial Statements (continued)

6. Financial Highlights (continued)

                                                                    Sub-Account
                         -------------------------------------------------------------------------------------------------
                                                                Small Company Blend
                                                                   Trust Series 1
                         -------------------------------------------------------------------------------------------------
                              Year Ended          Year Ended       Year Ended          Year Ended           Year Ended
                             Dec. 31/05**         Dec. 31/04       Dec. 31/03          Dec. 31/02           Dec. 31/01
                         --------------------  ---------------  ----------------  --------------------  ------------------
Units, beginning of
  year                                120,304          269,799           262,861               259,656             105,856
Units issued                          152,385           97,890           216,346               475,065             237,942
Units redeemed                       (272,689)        (247,385)         (209,408)             (471,860)            (84,142)
                         --------------------  ---------------  ----------------  --------------------  ------------------
Units, end of year                          -          120,304           269,799               262,861             259,656
                         ====================  ===============  ================  ====================  ==================
Unit value, end of year      $10.53 - $ 12.11  $11.95 -$ 13.65   $11.21 - $12.79        $8.07 - $ 9.20    $10.89 - $ 12.39
Assets, end of year                        $0       $1,624,586        $3,332,298            $2,353,394          $3,178,735
Investment income
  ratio/(1)/                             0.00%            0.00%             0.00%                 0.20%               0.00%
Expense ratio, lowest to
  highest/(2)/                 0.30% to 0.65%   0.45% to 0.65%    0.45% to 0.65%        0.45% to 0.65%      0.55% to 0.65%
Total return, lowest to
  highest/(3)/           (11.89)% to (11.79)%   6.51% to 6.71%  38.79% to 39.08%  (26.04)% to (25.89)%  (2.94)% to (2.84)%

** Terminated as an investment option and funds transferred to Small Cap
   Opportunities Trust Series 1 on May 2, 2005.

                                                                            Sub-Account
                                     ----------------------------------------------------------------------------------------
                                                                        Small Company Value
                                                                          Trust Series 1
                                     ----------------------------------------------------------------------------------------
                                        Year Ended       Year Ended        Year Ended         Year Ended         Year Ended
                                        Dec. 31/05       Dec. 31/04        Dec. 31/03         Dec. 31/02         Dec. 31/01
                                     ---------------  ----------------  ----------------  ------------------  ---------------
Units, beginning of year                   1,525,817         1,151,115         1,194,763             521,854          255,050
Units issued                                 766,171         1,166,644         1,030,795           1,822,893          529,457
Units redeemed                              (757,814)         (791,942)       (1,074,443)         (1,149,984)        (262,653)
                                     ---------------  ----------------  ----------------  ------------------  ---------------
Units, end of year                         1,534,174         1,525,817         1,151,115           1,194,763          521,854
                                     ===============  ================  ================  ==================  ===============
Unit value, end of year              $16.62 -$ 24.78  $15.67 - $ 23.28  $12.60 - $ 18.70     $9.49 - $ 14.07  $10.15 -$ 15.03
Assets, end of year                      $26,095,828       $24,396,927       $15,104,792         $11,607,392       $5,349,826
Investment income ratio/(1)/                    0.27%             0.15%             0.44%               0.25%            0.18%
Expense ratio, lowest to
  highest/(2)/                        0.35% to 0.70%    0.35% to 0.65%    0.40% to 0.65%      0.40% to 0.65%   0.40% to 0.65%
Total return, lowest to highest/(3)/  6.29% to 6.66%  24.38% to 24.76%  32.81% to 33.12%  (6.53)% to (6.30)%   5.85% to 6.11%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

                   Notes to Financial Statements (continued)

6. Financial Highlights (continued)

                                                        Sub-Account
                                      ----------------------------------------------
                                                    Special Value Trust
                                                         Series 1
                                      ----------------------------------------------
                                         Year Ended       Year Ended     Period Ended
                                         Dec. 31/05       Dec. 31/04     Dec. 31/03^
                                      ---------------  ----------------  ------------
Units, beginning of year                       11,949            10,527           -
Units issued                                    5,903             3,178      20,755
Units redeemed                                 (2,247)           (1,756)    (10,228)
                                      ---------------  ----------------    --------
Units, end of year                             15,605            11,949      10,527
                                      ===============  ================    ========
Unit value, end of year               $19.74 -$ 19.84   $18.81 - $18.87      $15.77
Assets, end of year                          $309,231          $225,420    $166,036
Investment income ratio/(1)/                     0.00%             0.00%       0.00%
Expense ratio, lowest to highest/(2)/  0.45% to 0.65%    0.45% to 0.65%        0.45%
Total return, lowest to highest/(3)/   4.92% to 5.13%  19.40% to 19.65%       26.18%

^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

                                                                           Sub-Account
                                      ------------------------------------------------------------------------------------
                                                                      Strategic Bond Trust
                                                                            Series 1
                                      ------------------------------------------------------------------------------------
                                         Year Ended       Year Ended       Year Ended        Year Ended       Year Ended
                                         Dec. 31/05       Dec. 31/04       Dec. 31/03        Dec. 31/02       Dec. 31/01
                                      ---------------  ---------------  ----------------  ---------------  ---------------
Units, beginning of year                      238,775          169,132           221,458          183,559           69,600
Units issued                                  176,347          290,490           397,326          428,880          204,490
Units redeemed                               (161,901)        (220,847)         (449,652)        (390,981)         (90,531)
                                      ---------------  ---------------  ----------------  ---------------  ---------------
Units, end of year                            253,221          238,775           169,132          221,458          183,559
                                      ===============  ===============  ================  ===============  ===============
Unit value, end of year               $18.71 -$ 20.86  $18.32 -$ 20.38  $17.27 - $ 19.15  $15.36 -$ 16.98  $14.17 -$ 15.62
Assets, end of year                        $5,217,823       $4,821,612        $3,179,959       $3,701,587       $2,855,362
Investment income ratio/(1)/                     2.48%            3.88%             6.69%            5.15%            4.49%
Expense ratio, lowest to highest/(2)/  0.35% to 0.70%   0.35% to 0.65%    0.40% to 0.65%   0.45% to 0.65%   0.55% to 0.65%
Total return, lowest to highest/(3)/   1.98% to 2.34%   5.98% to 6.29%  12.38% to 12.66%   8.25% to 8.47%   5.55% to 5.66%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

                   Notes to Financial Statements (continued)

6. Financial Highlights (continued)

                                                                             Sub-Account
                                      ----------------------------------------------------------------------------------------
                                                                   Strategic Growth Trust Series 1
                                      ----------------------------------------------------------------------------------------
                                          Year Ended         Year Ended       Year Ended          Year Ended       Period Ended
                                         Dec. 31/05**        Dec. 31/04       Dec. 31/03          Dec. 31/02       Dec. 31/01*
                                      ------------------  ---------------  ----------------  --------------------  ------------
Units, beginning of year                          98,717          153,437           123,666                68,964           -
Units issued                                      10,748          117,728           109,988               335,268      69,524
Units redeemed                                 (109,465)        (172,448)          (80,217)             (280,566)       (560)
                                      ------------------  ---------------  ----------------  --------------------    --------
Units, end of year                                     -           98,717           153,437               123,666      68,964
                                      ==================  ===============  ================  ====================    ========
Unit value, end of year                   $9.88 - $ 9.97  $10.47 - $10.56     $9.89 - $9.95        $7.85 - $ 7.88      $10.97
Assets, end of year                                   $0       $1,039,479        $1,522,884              $972,517    $756,713
Investment income ratio/(1)/                        0.00%            0.00%             0.00%                 0.00%       0.00%
Expense ratio, lowest to highest/(2)/     0.40% to 0.65%   0.40% to 0.65%    0.40% to 0.65%        0.40% to 0.65%        0.65%
Total return, lowest to highest/(3)/  (5.66)% to (5.58)%   5.87% to 6.14%  26.04% to 26.35%  (28.50)% to (28.33)%     (12.22)%

** Terminated as an investment option and funds transferred to U.S. Global
   Leaders Growth Trust Series 1 on May 2, 2005.

* Reflects the period from commencement of operations on May 1, 2001 through December 31, 2001.

                                                 Sub-Account
                                      ---------------------------------
                                       Strategic Income Trust Series 1
                                      ---------------------------------
                                         Year Ended      Period Ended
                                         Dec. 31/05      Dec. 31/04##
                                      ---------------  ----------------
Units, beginning of year                        2,225                 -
Units issued                                   90,668             2,246
Units redeemed                               (14,889)              (21)
                                      ---------------  ----------------
Units, end of year                             78,004             2,225
                                      ===============  ================
Unit value, end of year               $13.78 - $13.82  $13.56 - $ 13.57
Assets, end of year                        $1,075,257           $30,167
Investment income ratio/(1)/                    12.20%             6.19%
Expense ratio, lowest to highest/(2)/  0.45% to 0.65%    0.45% to 0.65%
Total return, lowest to highest/(3)/   1.64% to 1.81%    8.46% to 8.60%

## Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

                   Notes to Financial Statements (continued)

6. Financial Highlights (continued)

                                                                   Sub-Account
                         -----------------------------------------------------------------------------------------------
                                                      Strategic Opportunities Trust Series 1
                         -----------------------------------------------------------------------------------------------
                            Year Ended       Year Ended        Year Ended          Year Ended            Year Ended
                            Dec. 31/05       Dec. 31/04        Dec. 31/03          Dec. 31/02            Dec. 31/01
                         ---------------  ----------------  ----------------  --------------------  --------------------
Units, beginning of year         396,663           588,318           895,938               706,044               863,681
Units issued                     146,665           299,516           493,480               804,779               529,543
Units redeemed                  (153,715)         (491,171)         (801,100)             (614,885)             (687,180)
                         ---------------  ----------------  ----------------  --------------------  --------------------
Units, end of year               389,613           396,663           588,318               895,938               706,044
                         ===============  ================  ================  ====================  ====================
Unit value, end of year  $10.01 -$ 13.59    $9.17 - $12.43    $8.21 - $11.09        $6.56 - $ 8.84      $10.77 - $ 14.47
Assets, end of year           $5,106,599        $4,732,242        $5,962,880            $7,208,068            $9,806,062
Investment income
  ratio/(1)/                        0.40%             0.09%             0.00%                 0.00%                 0.51%
Expense ratio, lowest to
  highest/(2)/            0.35% to 0.70%    0.35% to 0.65%    0.40% to 0.65%        0.45% to 0.65%        0.55% to 0.65%
Total return, lowest to
  highest/(3)/            8.96% to 9.34%  11.58% to 11.93%  25.03% to 25.34%  (39.16)% to (39.04)%  (15.81)% to (15.72)%

                                                                  Sub-Account
                      --------------------------------------------------------------------------------------------------
                                                        Strategic Value Trust Series 1
                      --------------------------------------------------------------------------------------------------
                          Year Ended         Year Ended        Year Ended          Year Ended           Period Ended
                          Dec. 31/05         Dec. 31/04        Dec. 31/03          Dec. 31/02           Dec. 31/01*
                      ------------------  ----------------  ----------------  --------------------  --------------------
Units, beginning of
  year                            71,614           235,464            34,516                 9,069                     -
Units issued                     328,718            79,793           211,670                29,192                 9,089
Units redeemed                  (392,725)         (243,643)          (10,722)               (3,745)                  (20)
                      ------------------  ----------------  ----------------  --------------------  --------------------
Units, end of year                 7,607            71,614           235,464                34,516                 9,069
                      ==================  ================  ================  ====================  ====================
Unit value, end of
  year                  $11.45 - $ 11.61   $11.56 - $11.66     $9.86 - $9.93        $7.71 - $ 7.73      $10.65 - $ 10.67
Assets, end of year              $87,168          $832,892        $2,330,657              $266,768               $96,738
Investment income
  ratio/(1)/                        0.11%             0.25%             0.01%                 0.00%                 0.00%
Expense ratio, lowest
  to highest/(2)/         0.35% to 0.65%    0.40% to 0.65%    0.40% to 0.65%        0.45% to 0.65%        0.45% to 0.65%
Total return, lowest
  to highest/(3)/     (0.94)% to (0.64)%  17.23% to 17.52%  27.94% to 28.27%  (27.66)% to (27.52)%  (14.77)% to (14.67)%

* Reflects the period from commencement of operations on May 1, 2001 through December 31, 2001.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

                   Notes to Financial Statements (continued)

6. Financial Highlights (continued)

                                                                    Sub-Account
                         ------------------------------------------------------------------------------------------------
                                                                   Total Return
                                                                  Trust Series 1
                         ------------------------------------------------------------------------------------------------
                            Year Ended        Year Ended        Year Ended          Year Ended            Year Ended
                            Dec. 31/05        Dec. 31/04        Dec. 31/03          Dec. 31/02            Dec. 31/01
                         ----------------  ----------------  ----------------  --------------------  --------------------
Units, beginning of year        2,833,935         2,319,152         2,315,832             1,419,177               340,762
Units issued                    1,121,316         2,668,560         1,537,006             3,545,219             1,361,346
Units redeemed                 (1,569,470)       (2,153,777)       (1,533,686)           (2,648,564)             (282,931)
                         ----------------  ----------------  ----------------  --------------------  --------------------
Units, end of year              2,385,781         2,833,935         2,319,152             2,315,832             1,419,177
                         ================  ================  ================  ====================  ====================
Unit value, end of year  $17.56 - $ 17.92  $17.28 - $ 17.53  $16.57 - $ 16.70      $15.89 - $ 15.97      $14.60 - $ 14.65
Assets, end of year           $42,371,818       $49,394,073       $38,643,292           $36,916,915           $20,755,404
Investment income
  ratio/(1)/                         2.49%             3.71%             2.77%                 2.58%                 2.22%
Expense ratio, lowest to
  highest/(2)/             0.30% to 0.70%    0.30% to 0.65%    0.40% to 0.65%        0.40% to 0.65%        0.40% to 0.65%
Total return, lowest to
  highest/(3)/             1.76% to 2.17%    4.28% to 4.65%    4.32% to 4.60%        8.80% to 9.08%        7.58% to 7.85%

                                                                    Sub-Account
                         ------------------------------------------------------------------------------------------------
                                                                Total Stock Market
                                                               Index Trust Series 1
                         ------------------------------------------------------------------------------------------------
                            Year Ended        Year Ended        Year Ended          Year Ended            Year Ended
                            Dec. 31/05        Dec. 31/04        Dec. 31/03          Dec. 31/02            Dec. 31/01
                         ----------------  ----------------  ----------------  --------------------  --------------------
Units, beginning of year          230,903           371,604           181,207               309,502               118,184
Units issued                      313,142           405,051           467,766               327,720               302,834
Units redeemed                   (220,046)         (545,752)         (277,369)             (456,015)             (111,516)
                         ----------------  ----------------  ----------------  --------------------  --------------------
Units, end of year                323,999           230,903           371,604               181,207               309,502
                         ================  ================  ================  ====================  ====================
Unit value, end of year  $11.62 - $ 11.83  $11.10 - $ 11.23   $9.99 - $ 10.07        $7.71 - $ 7.74        $9.85 - $ 9.87
Assets, end of year            $3,807,527        $2,572,128        $3,719,559            $1,397,047            $3,050,162
Investment income
  ratio/(1)/                         0.99%             0.73%             0.00%                 0.42%                 1.20%
Expense ratio, lowest to
  highest/(2)/             0.35% to 0.70%    0.35% to 0.65%    0.40% to 0.65%        0.45% to 0.65%        0.55% to 0.65%
Total return, lowest to
  highest/(3)/             4.96% to 5.32%  11.02% to 11.35%  29.69% to 30.02%  (21.80)% to (21.65)%  (11.99)% to (11.90)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

                   Notes to Financial Statements (continued)

6. Financial Highlights (continued)

                                                      Sub-Account
                                                 ---------------------
                                                  U.S. Global Leaders
                                                 Growth Trust Series 1
                                                 ---------------------
                                                     Period Ended
                                                     Dec. 31/05++
                                                 ---------------------
Units, beginning of year                                          -
Units issued                                                104,006
Units redeemed                                              (20,826)
                                                    ---------------
Units, end of year                                           83,180
                                                    ===============
Unit value, end of year                             $13.20 - $13.27
Assets, end of year                                      $1,100,951
Investment income ratio/(1)/                                   0.24%
Expense ratio, lowest to highest/(2)/                0.35% to 0.65%
Total return, lowest to highest/(3)/                 0.22% to 0.52%

++ Fund available in prior year but not active.

                                                                          Sub-Account
                                      -----------------------------------------------------------------------------------
                                                                        U.S. Government
                                                                   Securities Trust Series 1
                                      -----------------------------------------------------------------------------------
                                         Year Ended      Year Ended       Year Ended       Year Ended       Year Ended
                                         Dec. 31/05      Dec. 31/04       Dec. 31/03       Dec. 31/02       Dec. 31/01
                                      ---------------- --------------- ---------------- ---------------- ----------------
Units, beginning of year                       541,692         595,722        1,081,467          719,661          199,345
Units issued                                   404,113         625,354          950,497        1,334,914          694,784
Units redeemed                               (296,260)       (679,384)      (1,436,242)        (973,108)        (174,468)
                                      ---------------- --------------- ---------------- ---------------- ----------------
Units, end of year                             649,545         541,692          595,722        1,081,467          719,661
                                      ================ =============== ================ ================ ================
Unit value, end of year               $15.18 - $ 16.32 $15.08 -$ 16.15 $14.76 - $ 15.78 $14.60 - $ 15.59 $13.61 - $ 14.52
Assets, end of year                         $9,984,112      $8,245,778       $8,887,862      $16,062,944       $9,992,662
Investment income ratio/(1)/                     1.72%           1.95%            4.00%            3.29%            4.63%
Expense ratio, lowest to highest/(2)/   0.35% to 0.70%  0.35% to 0.65%   0.40% to 0.65%   0.40% to 0.65%   0.45% to 0.65%
Total return, lowest to highest/(3)/    0.87% to 1.24%  2.21% to 2.54%   1.07% to 1.32%   7.30% to 7.56%   6.33% to 6.55%

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

                   Notes to Financial Statements (continued)

6. Financial Highlights (continued)

                                                                      Sub-Account
                             --------------------------------------------------------------------------------------------
                                                                 U.S. Large Cap Trust
                                                                       Series 1
                             --------------------------------------------------------------------------------------------
                                Year Ended       Year Ended       Year Ended          Year Ended           Year Ended
                                Dec. 31/05       Dec. 31/04       Dec. 31/03          Dec. 31/02           Dec. 31/01
                             ---------------  ---------------  ----------------  --------------------  ------------------
Units, beginning of year           1,640,031          284,605           268,376               277,574             157,692
Units issued                         430,513        1,930,714           230,093               443,269             379,250
Units redeemed                      (515,145)        (575,288)         (213,864)             (452,467)           (259,368)
                             ---------------  ---------------  ----------------  --------------------  ------------------
Units, end of year                 1,555,399        1,640,031           284,605               268,376             277,574
                             ===============  ===============  ================  ====================  ==================
Unit value, end of year      $14.58 -$ 14.84  $13.91 -$ 14.07   $12.79 - $12.89        $9.38 - $ 9.44    $12.61 - $ 12.66
Assets, end of year              $22,779,517      $22,836,763        $3,646,301            $2,521,529          $3,505,205
Investment income ratio/(1)/            0.43%            0.09%             0.39%                 0.36%               0.27%
Expense ratio, lowest to
  highest/(2)/                0.35% to 0.70%   0.35% to 0.65%    0.40% to 0.65%        0.40% to 0.65%      0.45% to 0.65%
Total return, lowest to
  highest/(3)/                5.08% to 5.45%   8.68% to 9.01%  36.17% to 36.52%  (25.67)% to (25.49)%  (3.18)% to (2.98)%

                                                                           Sub-Account
                                     ---------------------------------------------------------------------------------------
                                                                         Utilities Trust
                                                                             Series 1
                                     ---------------------------------------------------------------------------------------
                                        Year Ended        Year Ended        Year Ended          Year Ended       Period Ended
                                        Dec. 31/05        Dec. 31/04        Dec. 31/03          Dec. 31/02       Dec. 31/01*
                                     ----------------  ----------------  ----------------  --------------------  ------------
Units, beginning of year                       40,217            12,829             4,043                 5,383          -
Units issued                                  154,202            57,841            34,544                12,660      5,433
Units redeemed                                (39,609)          (30,453)          (25,758)              (14,000)       (50)
                                     ----------------  ----------------  ----------------  --------------------    -------
Units, end of year                            154,810            40,217            12,829                 4,043      5,383
                                     ================  ================  ================  ====================    =======
Unit value, end of year              $14.10 - $ 14.30  $12.15 - $ 12.26    $9.45 - $ 9.50        $7.07 - $ 7.09      $9.31
Assets, end of year                        $2,200,446          $489,462          $121,451               $28,615    $50,102
Investment income ratio/(1)/                     0.39%             0.54%             0.56%                 0.01%      0.73%
Expense ratio, lowest to
  highest/(2)/                         0.35% to 0.65%    0.40% to 0.65%    0.45% to 0.65%        0.45% to 0.65%       0.65%
Total return, lowest to highest/(3)/ 16.07% to 16.41%  28.57% to 28.91%  33.64% to 33.93%  (24.04)% to (23.89)%    (25.55)%

* Reflects the period from commencement of operations on May 1, 2001 through December 31, 2001.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

                   Notes to Financial Statements (continued)

6. Financial Highlights (continued)

                                                                     Sub-Account
                             ------------------------------------------------------------------------------------------
                                                                     Value Trust
                                                                      Series 1
                             ------------------------------------------------------------------------------------------
                                Year Ended        Year Ended        Year Ended          Year Ended         Year Ended
                                Dec. 31/05        Dec. 31/04        Dec. 31/03          Dec. 31/02         Dec. 31/01
                             ----------------  ----------------  ----------------  --------------------  --------------
Units, beginning of year            1,080,759           720,769           715,767               700,592         281,401
Units issued                          208,115         1,280,008           639,080               622,576         639,311
Units redeemed                       (866,730)         (920,018)         (634,078)             (607,401)       (220,120)
                             ----------------  ----------------  ----------------  --------------------  --------------
Units, end of year                    422,144         1,080,759           720,769               715,767         700,592
                             ================  ================  ================  ====================  ==============
Unit value, end of year                                                                                      $15.42 - $
                             $20.94 - $ 23.77  $18.71 - $ 21.18  $16.33 - $ 18.39      $11.84 - $ 13.31           17.26
Assets, end of year                $9,906,015       $22,720,877       $12,699,749            $9,377,558     $11,984,303
Investment income ratio/(1)/             0.55%             0.53%             1.23%                 0.85%           0.53%
Expense ratio, lowest to
  highest/(2)/                 0.30% to 0.70%    0.30% to 0.65%    0.40% to 0.65%        0.40% to 0.65%  0.40% to 0.65%
Total return, lowest to
  highest/(3)/               11.78% to 12.22%  14.43% to 14.83%  37.86% to 38.20%  (23.31)% to (23.11)%  2.75% to 3.00%

/(1)/ These ratios represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in unit values. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest.
      It is the practice of the Trusts, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trusts except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trusts is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.
/(2)/ These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Trust portfolio are excluded.
/(3)/ These ratios represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

        John Hancock Life Insurance Company (U.S.A.) Separate Account N (Formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account N)

                   Notes to Financial Statements (continued)

7. Transactions with Affiliates

John Hancock Distributors LLC (formerly Manulife Financial Securities LLC), a registered broker-dealer and wholly owned subsidiary of JHUSA (formerly ManUSA), acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC (formerly Manulife Financial Securities LLC) or other broker-dealers having distribution agreements with John Hancock Distributors LLC (formerly Manulife Financial Securities LLC) who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHUSA has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months' notice. Under this Agreement, JHUSA pays for legal, actuarial, investment and certain other administrative services.

Majority of the investments held by the Account are invested in the Trust (Note
1).

Mortality and expense risk charges, as described in Note 3, are paid to JHUSA.

8. Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code. Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the Separate Account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

                         SUPPLEMENT DATED MAY 1, 2006

                                      TO

                    PROSPECTUSES DATED MAY 1, 2006 OR LATER

                               -----------------

   This Supplement is to be distributed with certain prospectuses dated May 1, 2005 or later for variable life insurance policies issued by John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company, John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York. The prospectuses involved bear the title "Protection Variable Universal Life," "Accumulation Variable Universal Life," "Corporate VUL," "Medallion Variable Universal Life," "Medallion Variable Universal Life Edge," "Medallion Variable Universal Life Edge II," "Medallion Executive Variable Life," "Medallion Executive Variable Life III," "Performance Executive Variable Life," "Variable Estate Protection," "Variable Estate Protection Plus," "Variable Estate Protection Edge," or "Performance Survivorship Variable Universal Life." We refer to these prospectuses as the "Product Prospectuses."

   This supplement will be used only with policies sold through the product prospectuses and through registered representatives affiliated with the M Financial Group.

                               -----------------

This Supplement is accompanied with a prospectus dated April 30, 2006 for the M Fund, Inc. that contains detailed information about the funds. Be sure to read that prospectus before selecting any of the four additional variable investment options/investment accounts.

                               -----------------

                       AMENDMENT TO PRODUCT PROSPECTUSES

   The table on the cover page of each product prospectus is amended to include the following four additional variable investment options/investment accounts:

   Brandes International Equity
   Turner Core Growth
   Frontier Capital Appreciation
   Business Opportunity Value


                                                               VL M SUPP (5/06)

                      PROSPECTUS INSERT DATED MAY 1, 2006

                               -----------------

   The following text replaces footnotes H and I in the fund expense table contained in this prospectus.

/H/ Each of the Lifestyle Trusts may invest in all the other Trust portfolios except the American Growth, the American International, the American Blue Chip Income and Growth, American Bond, and the American Growth-Income (the "Underlying Portfolios"). The Total Annual Expenses for the Underlying Portfolios range from 0.50% to 1.53%.
/I/ The adviser for this fund has agreed, pursuant to its agreement with the John Hancock Trust, to waive its management fee (or, if necessary, reimburse expenses of the fund) to the extent necessary to limit the fund's "Annual Operating Expenses". A fund's "Annual Operating Expenses" includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the fund not incurred in the ordinary course of the fund's business. Under the agreement, the adviser's obligation will remain in effect until May 1, 2007 and will terminate after that date only if the John Hancock Trust, without the prior written consent of the adviser, sells shares of the fund to (or has shares of the fund held by) any person other than the variable life insurance or variable annuity insurance separate accounts of the Company or any of its affiliates that are specified in the agreement. If this fee waiver had been reflected, the management fee shown for the 500 Index Trust B, Bond Index Trust B, International Equity Index Trust B and Money Market Trust B would be 0.22%, 0.22%, 0.30% and 0.24%, respectively, and the Total Fund Annual Expenses shown would be 0.25%, 0.25%, 0.34% and 0.28%, respectively.

05/01/06 H&I Supp

PART C
OTHER INFORMATION


Item 27. Exhibits

The following exhibits are filed as part of this Registration Statement:

     (a) Resolutions of Board of Directors of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) establishing Separate Account N. Incorporated by reference to exhibit A (1) to the pre-effective amendment no. 1 file number 333-71312 filed with the Commission on January 2, 2002.

     (b) Not applicable.

     (c) (1) Form of Distribution Agreement. Incorporated by reference to file number 333-66303 filed with the Commission on October 29, 1998.

     (2) Form of General Agent and Broker Dealer Servicing Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors. Incorporated by reference to Pre-Effective number 1, Exhibit 27
(c)(3), file number 333-126668 filed with the Commission on October 12, 2005.

     (3) Form of General Agent and Broker Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors. Incorporated by reference to Pre-Effective number 1, Exhibit 27 (c)(4), file number 333-126668 filed with the Commission on October 12, 2005.

     (d) (1)Form of Specimen Flexible Premium Variable Life Insurance Policy. Incorporated by reference to pre-effective amendment number 1 filed number 333-126668 filed with the Commission on October 12, 2005.

     (2) Form of Specimen Enhanced Cash Value Rider. Incorporated by reference to pre-effective amendment number 1 filed number 333-126668 filed with the Commission on October 12, 2005.

     (e) Form of Specimen Application for a Master COLI Insurance Policy. Incorporated by reference to pre-effective amendment number 1 file number 333-126668 filed with the Commission on October 12, 2005.

     (f) (1) Restated Articles of Redomestication of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)). Incorporated by reference to Exhibit A(6) to the registration statement file number 333-41814 filed with the Commission on July 20, 2000.

     (a) Amendment to the Articles of Redomestication of the John Hancock Life Insurance Company (U.S.A.) dated July 16, 2004. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

     (2) By-laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 2, 1992. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

     (a) Amendment to the By-laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated June 7, 2000. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

     (b) Amendment to the By-laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated March 12, 1999. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

     (g) Not Applicable.

     (h)(1) Form of Participation Agreement among The Manufacturers Insurance Company (U.S.A.), The Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

     (2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

     (i) (1) Form of Service Agreement between The Manufacturers Life Insurance Company and the John Hancock Life Insurance Company (U.S.A.) (formerly,The Manufacturers Life Insurance Company (U.S.A.)). Incorporated by reference to Exhibit A(8)(a) (i), (ii), (iii), (iv), (v)and (vi) to pre-effective amendment No. 1 file number 333-51293 filed with the Commission on August 28, 1998.

     (2) Form of Amendment to Service Agreement between The Manufacturers Life Insurance Company and the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)). Incorporated by reference to Exhibit A(8)(a)(vii) to post-effective amendment No. 11 file number 33-57018 filed with the Commission March 1, 1999.

     (3) Form of Service Agreement. Incorporated by reference to Exhibit A(8)(c)(i) to pre-effective amendment no. 1 file number 333-51293 filed with the Commission on August 28, 1998.

     (4) Form of Amendment to Service Agreement. Incorporated by reference to Exhibit A(8)(c)(ii) to pre-effective amendment no. 1 file number 333-51293 filed with the Commission on August 28, 1998.

     (j) Not applicable.

     (k) Opinion and consent of counsel for John Hancock Life Insurance Company (U.S.A.). Incorporated by reference to Exhibit 2 (a) to pre-effective amendment no. 1 file number 333-100597 filed with the Commission on December 16, 2002.

     (l) Not Applicable.

     (m) Not Applicable.

     (n) Consent of Independent Registered Public Accounting Firm filed herewith.

     (n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment pursuant to Rule 485(b), filed herewith.

     (o) Not Applicable.

     (p) Not Applicable.

     (q) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies. Incorporated by reference to Exhibit A(6) to pre-effective amendment no. 1 file number 333-100597 filed with the Commission on December 16, 2002.

Powers of Attorney

     (i) Powers of Attorney for Alison Alden, James R. Boyle, Robert A. Cook, John DesPrezIII, John R. Ostler, Rex Schlaybaugh, Jr., Diana Scott, and Warren Thomson filed herewith.


Item 28. Directors and Officers of the Depositor

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) as of April 1, 2006


Name and Principal Business Address        Position with Depositor
-------------------------------------      --------------------------------------------------------
Directors
Alison Alden** ......................      Director
James R. Boyle* .....................      Director
Robert Cook** .......................      Director
John D. DesPrez III* ................      Director
John R. Ostler**** ..................      Director
Rex Schlaybaugh Jr.******* ..........      Director
Diana Scott* ........................      Director
Warren Thomson** ....................      Director
Officers
John D. DesPrez III* ................      Chairman and President
James Boyle* ........................      Executive Vice President, Annuities
Robert A Cook** .....................      Executive Vice President, Life Insurance
Steven Mannik**** ...................      Executive Vice President & General Manager, Reinsurance
Katherine MacMillan***** ............      Senior Vice President and General Manager, RPS
Marc Costantini* ....................      Senior Vice President & Chief Financial Officer
Alison Alden** ......................      Senior Vice President, Human Resources
Emanuel Alves* ......................      Vice President and Secretary
Jonathan Chiel* .....................      Executive Vice President & General Counsel
Joseph Scott* .......................      Vice President & Chief Administrative Officer
Mitchell A. Karman*** ...............      Vice President, Chief Compliance Officer & Counsel
                                           Senior Executive Vice President and Chief Investments
Donald A. Guloien**** ...............      Officer
Steven Finch**** ....................      Senior Vice President, Finance Protection
Warren Thomson** ....................      Executive Vice President, Investments
Patrick Gill* .......................      Senior Vice President and Controller
Peter Copestake***** ................      Senior Vice President and Treasurer

Name and Principal Business Address        Position with Depositor
-------------------------------------      -------------------------------------------
Peter Mitsopoulos****** .............      Vice President, Treasury
Ian Cook**** ........................      Senior Vice President and CFO, Investments
Philip Clarkson*** ..................      Vice President, Taxation
Brian Collins**** ...................      Vice President, Taxation
John H. Durfey**** ..................      Assistant Secretary
Kwong Yiu**** .......................      Assistant Secretary
Grace O'Connell* ....................      Assistant Secretary
Elizabeth Clark* ....................      Assistant Secretary

*Principal Business Office is 601 Congress Street, Boston, MA 02210

**Principal Business Office is 197 Clarendon Street, Boston, MA 02117

***Principal Business Office is 200 Clarendon Street, Boston, MA 02117

****Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

*****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

******Principal Business Office is 380 Stuart Street, Boston, MA 02117

*******Principal Business Office is 400 Renaissance Center, Detroit, MI 48243


Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Registrant is a separate account of John Hancock (USA), operated as a unit investment trust. Registrant supports benefits payable under John Hancock USA's variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Trust and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the "series" type.

A list of persons directly or indirectly controlled by or under common contract with John Hancock (USA) as of December 31, 2005 appears below:

     Manulife Reinsurance Limited (Bermuda)

     Cavalier Cable, Inc.

     John Hancock Investment Management Services, LLC

     Manulife Reinsurance (Bermuda) Limited

     Manulife Service Corporation

     John Hancock Life Insurance Company of New York

     Ennal, Inc.

     John Hancock Distributors, LLC

     Ironside Venture Partners I LLC

     Ironside Venture Partners II LLC

     Avon Long Term Care Leaders LLC

     Manulife Leasing Co., LLC


Item 30. Indemnification

     Article XII of the Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.) provides as follows:

     No director of this Corporation shall be personally liable to the Corporation orits shareholders or policyholders for monetarydamages for breach of the director's fiduciary duty, provided,that the foregoingshall not eliminate or limit the liability of a director for any of the following:

(i) a breach of the director's duty or loyalty to the Corporation or its shareholders or policyholders;

(ii) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

(iii) a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;

(iv) a transaction from which the director derived an improper personal benefit; or

(v) an act or omission occurring on or before the date of filing of these Articles of Incorporation.

     If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this Article XII shall apply to or have any effect on the liability or alleged liability or any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.

     Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 31. Principal Underwriter

     (a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC ("JHD LLC"), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.


Name of Investment Company                              Capacity in Which Acting
--------------------------------------------------      -------------------------
John Hancock Variable Life Separate Account S ....      Principal Underwriter
John Hancock Variable Life Separate Account U ....      Principal Underwriter
John Hancock Variable Life Separate Account V ....      Principal Underwriter
John Hancock Variable Life Separate Account UV ...      Principal Underwriter
John Hancock Variable Annuity Separate Account I .      Principal Underwriter
John Hancock Variable Annuity Separate Account JF       Principal Underwriter
John Hancock Variable Annuity Separate Account U .      Principal Underwriter
John Hancock Variable Annuity Separate Account V .      Principal Underwriter
John Hancock Variable Annuity Separate Account H .      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account A ...............................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account N ...............................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account H ...............................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account I ...............................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account J ...............................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account K ...............................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account M ...............................      Principal Underwriter
John Hancock Life Insurance Company of New York
Separate Account B ...............................      Principal Underwriter
John Hancock Life Insurance Company of New York
Separate Account A ...............................      Principal Underwriter

     (b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JHD LLC and the following comprise the Board of Managers and officers of JHD LLC.


Name                          Title
------------------------      ---------------------------------------
Marc Costantini* .......      Chairman
Steve Finch**** ........      President and Chief Executive Officer

Name                                   Title
---------------------------------      -----------------------------------------------------------
Kevin Hill * ....................      Senior Vice President, U.S. Annuities and Managed Accounts
Katherine MacMillan***** ........      Senior Vice President, Retirement Plan Services
Christopher Walker**** ..........      Vice President and Chief Compliance Officer
Marc Costantini* ................      Chairman
Steve Finch**** .................      President and CEO
Peter Copestake***** ............      Vice President and Treasurer
James C. Hoodlet*** .............      Secretary and General Counsel
Kevin Hill* .....................      Senior Vice President, U.S. Annuities and Managed Accounts
Katherine MacMillan***** ........      Senior Vice President, Retirement Plan Services
Christopher M. Walker**** .......      Vice President and Chief Compliance Officer
Brian Collins**** ...............      Vice President, U.S. Taxation
Philip Clarkson*** ..............      Vice President, U.S. Taxation
Jeffrey H. Long* ................      Chief Financial Officer and Financial Operations Principal
David Crawford**** ..............      Assistant Secretary

*Principal Business Office is 601 Congress Street, Boston, MA 02210

**Principal Business Office is 197 Clarendon Street, Boston, MA 02117

***Principal Business Office is 200 Clarendon Street, Boston, MA 02117

****Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

*****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

     (c) John Hancock Distributors, LLC


     The information contained in the section titled "Principal Underwriter and Distributor" in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item 31.(c)(2-5).


Item 32. Location of Accounts and Records

     The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant's distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. John Hancock Life Insurance Company (U.S.A.) (at the same address), in its capacity as Registrant's depositor keeps all other records required by Section 31 (a) of the Act.


Item 33. Management Services

     None


Item 34. Fee Representation

     Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

     The John Hancock Life Insurance Company (U.S.A.) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this post-effective amendment to the Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, as of the 27th day of April, 2006.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT N
                                  (Registrant)

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


                           By: /s/ John D. DesPrez III
                              ------------------
                               John D. DesPrez III
                                    Chairman

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                   (Depositor)

                           By: /s/ John D. DesPrez III
                              ------------------
                               John D. DesPrez III

                                    Chairman

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 27th day of April, 2006.


/s/ Patrick Gill
------------------------------
Patrick Gill                          Senior Vice President and Controller
/s/ Marc Costantini                   Senior Vice President and Chief Financial Officer
------------------------------
Marc Costantini
*                                     Director
------------------------------
Alison Alden
*                                     Director
------------------------------
James Boyle
*                                     Director
------------------------------
Robert Cook
*                                     Director
------------------------------
John D. DesPrez III
*                                     Director
------------------------------
John R. Ostler
*                                     Director
------------------------------
Rex Schlaybaugh Jr.
*                                     Director
------------------------------
Diana Scott
*                                     Director
------------------------------
Warren Thomson
/s/James C. Hoodlet
------------------------------
James C. Hoodlet

Pursuant to Power of Attorney